UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
 							             USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2017



ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING MARCH 31, 2017



[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA CALIFORNIA BOND FUND]

 =======================================================

    ANNUAL REPORT
    USAA CALIFORNIA BOND FUND
    FUND SHARES o ADVISER SHARES
    MARCH 31, 2017

 =======================================================

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

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PRESIDENT'S MESSAGE

"INVESTORS WHO ARE CONCENTRATED IN PARTICULAR
ASSET CLASSES COULD BE CARRYING MORE RISK IN        [PHOTO OF BROOKS ENGLEHARDT]
THEIR PORTFOLIOS THAN THEY REALIZE."

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MAY 2017

Diversification is a good idea, especially when you do not know what will happen next. When it comes to the financial markets, no one knows what will happen next. For example, stocks dipped just before the November 8, 2016 U.S. presidential election, as investors digested the possibility that Donald Trump might be elected president. Some market experts predicted a continued decline if he was victorious. Instead, stocks rallied. The story was similar in the bond market. Longer-term yields edged down ahead of the election, but then rose afterwards. Investors seemed to believe that President Trump's plans for increased infrastructure spending, reduced regulation, and tax reform would boost economic growth. Stronger economic growth could also increase inflation, which might lead the Federal Reserve (the Fed) to consider accelerating short-term interest rate increases.

Until March 2017, stock investors appeared to react favorably to the new administration's promises of fiscal stimulus and regulatory rollbacks, while discounting possible negative outcomes, such as legislative resistance or trade obstacles. But when the Republicans canceled a vote on the repeal of the Affordable Care Act and congressional divisions were revealed, doubts were raised about the timeline for a tax overhaul, regulatory reform, and an infrastructure deal. Investors rotated out of so-called "Trump trade" stocks, such as banks and industrials, and into growth-oriented information technology companies.

In the bond market, investors had been somewhat more skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve following the election. Longer-term U.S. Treasury yields rose, but they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the federal funds target rate in December 2016 and again in March 2017. At the end of the reporting period, the rate ranged between 0.75% and 1.00%.) We believe the bond market also may have considered government policy-related expectations to be too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure, less reason for the Fed to raise interest rates quickly, and less justification for lofty stock

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

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valuations. During the reporting period overall, U.S. Treasury bond prices fell.
(Bond prices and yields move in opposite directions.)

The tax-exempt bond market, in keeping with its historical tendency, followed the U.S. Treasury market. However, supply-and-demand dynamics also had an impact on the municipal bond market. At USAA Investments, we are keeping a close eye on possible changes in tax rates and policies. For example, if the government cuts income taxes, the taxable-equivalent yields of municipal securities would likely become less attractive, and this could potentially affect demand. Another potential issue is infrastructure spending. The president's promise to boost infrastructure spending could also affect municipal securities, the traditional source of funding for such initiatives. However, President Trump seems to be exploring other sources of funding, so it is not clear whether the supply of municipal bonds would expand as a result of his initiative. These unknowns might create some volatility in the municipal bond market, which could temporarily depress prices and boost yields. That said, volatility can also create buying opportunities. USAA's tax-exempt investment team will continue to focus on income and look for investments that have the potential to provide higher yields for our shareholders.

In this environment, diversification can potentially help you protect your portfolio against adverse market conditions or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management. Investors who are concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This also applies to investors who think they're diversified--because U.S. stocks have outperformed for some time, their weighting within a portfolio might have grown too large and might need to be rebalanced. We encourage you to speak with one of our financial advisors, who can help you review your portfolio and align your allocations with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead your team of portfolio managers will continue to stay abreast of changing political, economic, and market conditions as they strive to meet your investment expectations. From everyone at USAA Investments, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                    16

FINANCIAL INFORMATION

   Distributions to Shareholders                                              17

   Report of Independent Registered
     Public Accounting Firm                                                   18

   Portfolio of Investments                                                   19

   Notes to Portfolio of Investments                                          26

   Financial Statements                                                       27

   Notes to Financial Statements                                              30

EXPENSE EXAMPLE                                                               44

TRUSTEES' AND OFFICERS' INFORMATION                                           46

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

204972-0517

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

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FUND OBJECTIVE

THE USAA CALIFORNIA BOND FUND (THE FUND) PROVIDES CALIFORNIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND CALIFORNIA STATE INCOME TAXES.

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TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the state of California, its political subdivisions, instrumentalities, and by other government entities, the interest on which is exempt from federal income tax and California state income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of California tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

    [PHOTO OF JOHN C. BONNELL]                       [PHOTO OF DALE R. HOFFMANN]
    JOHN C. BONNELL, CFA                             DALE R. HOFFMANN
    USAA Asset                                       USAA Asset
    Management Company                               Management Company

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o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Municipal bond yields rose, causing municipal bond prices to fall, during the reporting period ended March 31, 2017. The yield on a 30-year AAA general obligation bond climbed from 2.69% on March 31, 2016 to 3.05% on March 31, 2017. However, municipal bond yields were more volatile than these numbers suggest. Municipal bond yields fell at the beginning of the reporting period, dropping steadily, with the 30-year municipal bond yield falling below 2% in early July 2016. After remaining generally stable through the rest of the summer 2016, yields began to increase during September 2016. Municipal bond yields increased after the November 2016 elections. Investors appeared to believe that politicians' pledges to cut taxes and decrease regulation, along with talk about increased infrastructure spending, would lead to stronger economic growth and possibly higher inflation. Late in the reporting period, there was some recovery in municipal bond prices.

    Although calendar year 2016 was a record issuance year for municipal bonds, demand was strong, and the available supply was easily digested by the market. Refunding bonds dominated the new-issues. In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, high-interest debt and replacing it with new bonds that have lower coupon rates. During November 2016, the bond market experienced investor liquidations for the first time in more than a year. Demand remained weak in the last two months of 2016, but was mostly positive

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2  | USAA CALIFORNIA BOND FUND

================================================================================

    during the first quarter of 2017. That, combined with a decrease in new-issue bonds, helped support the municipal bond market.

    Overall, municipal bond credit quality remained strong during the reporting period. State and local revenues rose, though at a more moderate pace than in the recent past. Many state and municipal governments have broad taxing powers and are required by law to balance their budgets. Numerous issuers also took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls.

o HOW DID THE USAA CALIFORNIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2017, the Fund Shares and Adviser Shares had a total return of 0.01% and -0.24%, respectively, versus an average return of -0.29% amongst the funds in the Lipper California Municipal Debt Funds category. This compares to returns of -0.12% for the Lipper California Municipal Debt Funds Index and 0.15% for the Bloomberg Barclays Municipal Bond Index*. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.42% and 3.17%, respectively, compared to the Lipper category average of 3.20%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the index is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

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o   WHAT ARE THE CONDITIONS IN THE STATE OF CALIFORNIA?

    California's fiscal situation remained good during the reporting period. State revenues are benefiting from a tax initiative approved by voters in November 2012. In addition to a slowly growing economy, California has not recently experienced any dramatic swings in revenue, which had plagued the state in the past. Importantly, state legislators appear committed to spending cuts that are also contributing to stabilization in California's finances. The state has not needed to use external borrowing for cash-flow purposes during the past two fiscal years. Recognizing California's fiscal progress, Fitch Ratings Inc. upgraded the state's general obligation bonds one notch during the reporting period. On March 31, 2017, the state's general obligation bonds were rated Aa3 by Moody's Investors Service Inc., AA- by S&P Global Ratings, and AA- by Fitch Ratings Inc.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We continued to manage the Fund with an income orientation. Over the long term, the Fund's income distribution, not its price appreciation, accounts for most of its total return.

    During the reporting period, the Fund continued to benefit from our independent research. To identify attractive opportunities, we employed fundamental analysis that emphasized an issuer's ability and willingness to repay its debt. We worked with our in-house team of analysts to choose investments for the Fund on a bond-by-bond basis. Through our research, we seek both to recognize value and avoid potential pitfalls. Our credit analysts continuously monitored the portfolio's holdings.

    The Fund continues to be diversified by sector and issuer, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

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4  | USAA CALIFORNIA BOND FUND

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INVESTMENT OVERVIEW

USAA CALIFORNIA BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USCBX)

--------------------------------------------------------------------------------
                                               3/31/17             3/31/16
--------------------------------------------------------------------------------
Net Assets                                 $669.4 Million      $698.7 Million
Net Asset Value Per Share                     $10.92               $11.29

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                $0.373               $0.418
Capital Gain Distributions Per Share             -                    -
Dollar-Weighted Average
Portfolio Maturity(+)                        16.6 Years          14.5 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                          10 YEARS
    0.01%                            4.27%                             4.38%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 3/31/17             EXPENSE RATIO AS OF 3/31/16**
--------------------------------------------------------------------------------
               2.30%                                         0.56%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED
MARCH 31, 2017

--------------------------------------------------------------------------------------------------------
                    TOTAL RETURN          =          DIVIDEND RETURN          +          PRICE CHANGE
--------------------------------------------------------------------------------------------------------
10 YEARS               4.38%              =               4.40%               +            -0.02%
5 YEARS                4.27%              =               3.88%               +             0.39%
1 YEAR                 0.01%              =               3.29%               +            -3.28%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2008-MARCH 31, 2017

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                        TOTAL RETURN            DIVIDEND RETURN         CHANGE IN SHARE PRICE
3/31/08                    -2.11%                    4.34%                    -6.45%
3/31/09                    -4.91%                    4.77%                    -9.68%
3/31/10                    13.13%                    5.46%                     7.67%
3/31/11                    -1.90%                    4.60%                    -6.50%
3/31/12                    20.54%                    5.37%                    15.17%
3/31/13                     8.48%                    4.18%                     4.30%
3/31/14                     1.03%                    4.07%                    -3.04%
3/31/15                     8.14%                    4.08%                     4.06%
3/31/16                     3.98%                    3.80%                     0.18%
3/31/17                     0.01%                    3.29%                    -3.28%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

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6  | USAA CALIFORNIA BOND FUND

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TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/17, and assuming California state tax
rates of:                                              9.30%          9.30%          9.30%          9.30%
and assuming marginal federal tax
rates of:                                             28.00%         36.80%*        38.80%*        43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD          DIVIDEND RETURN
----------------------------------------------------------------------------------------------------------
10 Years             4.40%                             6.74%          7.68%          7.93%          8.57%
5 Years              3.88%                             5.94%          6.77%          6.99%          7.56%
1 Year               3.29%                             5.04%          5.74%          5.93%          6.41%

To match the Fund Shares' closing 30-day SEC Yield of 2.30% on 3/31/17
A FULLY TAXABLE INVESTMENT MUST PAY:                   3.52%          4.01%          4.14%          4.48%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2016 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         USAA                  BLOOMBERG               LIPPER
                    CALIFORNIA BOND        BARCLAYS MUNICIPAL    CALIFORNIA MUNICIPAL
                      FUND SHARES             BOND INDEX           DEBT FUNDS INDEX
03/31/07              $10,000.00              $10,000.00              $10,000.00
04/30/07               10,035.00               10,029.61               10,033.86
05/31/07                9,980.00                9,985.20                9,987.97
06/30/07                9,917.00                9,933.45                9,924.12
07/31/07                9,943.00               10,010.46                9,976.81
08/31/07                9,791.00                9,967.27                9,855.17
09/30/07                9,973.00               10,114.76               10,000.52
10/31/07               10,010.00               10,159.85               10,034.06
11/30/07               10,022.00               10,224.63               10,043.91
12/31/07                9,991.00               10,253.01               10,022.39
01/31/08               10,056.00               10,382.30               10,112.98
02/29/08                9,438.00                9,906.97                9,550.78
03/31/08                9,788.00               10,190.13                9,833.31
04/30/08                9,998.00               10,309.37                9,975.12
05/31/08               10,066.00               10,371.71               10,045.95
06/30/08                9,913.00               10,254.64                9,922.56
07/31/08                9,846.00               10,293.62                9,905.86
08/31/08                9,974.00               10,414.08               10,017.80
09/30/08                9,382.00                9,925.71                9,472.99
10/31/08                9,036.00                9,824.40                9,155.12
11/30/08                8,918.00                9,855.64                9,035.63
12/31/08                8,739.00                9,999.32                8,939.60
01/31/09                9,247.00               10,365.33                9,395.09
02/28/09                9,368.00               10,419.78                9,489.81
03/31/09                9,308.00               10,421.69                9,406.43
04/30/09                9,581.00               10,629.88                9,663.50
05/31/09                9,803.00               10,742.33                9,877.68
06/30/09                9,590.00               10,641.70                9,711.02
07/31/09                9,706.00               10,819.74                9,847.75
08/31/09               10,073.00               11,004.71               10,143.27
09/30/09               10,771.00               11,399.64               10,761.93
10/31/09               10,401.00               11,160.35               10,455.70
11/30/09               10,297.00               11,252.56               10,448.59
12/31/09               10,386.00               11,290.59               10,519.48
01/31/10               10,403.00               11,349.39               10,572.38
02/28/10               10,477.00               11,459.40               10,689.42
03/31/10               10,530.00               11,431.97               10,699.92
04/30/10               10,755.00               11,570.90               10,878.27
05/31/10               10,848.00               11,657.68               10,946.84
06/30/10               10,806.00               11,664.61               10,921.99
07/31/10               10,958.00               11,810.06               11,059.41
08/31/10               11,320.00               12,080.45               11,372.58
09/30/10               11,330.00               12,061.58               11,380.38
10/31/10               11,296.00               12,028.17               11,369.06
11/30/10               10,839.00               11,787.65               11,016.75
12/31/10               10,473.00               11,559.22               10,738.02
01/31/11               10,196.00               11,474.07               10,555.98
02/28/11               10,384.00               11,656.73               10,744.70
03/31/11               10,330.00               11,617.89               10,669.13
04/30/11               10,554.00               11,825.95               10,877.08
05/31/11               10,876.00               12,028.03               11,141.89
06/30/11               10,999.00               12,070.00               11,228.25
07/31/11               11,179.00               12,193.17               11,359.72
08/31/11               11,415.00               12,401.78               11,541.84
09/30/11               11,710.00               12,529.98               11,732.82
10/31/11               11,660.00               12,483.40               11,688.67
11/30/11               11,715.00               12,557.14               11,746.38
12/31/11               12,016.00               12,796.03               12,004.86
01/31/12               12,470.00               13,091.96               12,424.37
02/29/12               12,525.00               13,104.86               12,471.58
03/31/12               12,453.00               13,019.71               12,406.84
04/30/12               12,623.00               13,169.91               12,579.27
05/31/12               12,783.00               13,279.24               12,723.69
06/30/12               12,780.00               13,264.98               12,713.86
07/31/12               12,998.00               13,475.21               12,954.60
08/31/12               13,056.00               13,490.55               12,987.25
09/30/12               13,142.00               13,572.04               13,090.19
10/31/12               13,221.00               13,610.34               13,160.21
11/30/12               13,482.00               13,834.56               13,459.45
12/31/12               13,356.00               13,663.57               13,256.90
01/31/13               13,457.00               13,720.48               13,362.41
02/28/13               13,525.00               13,762.04               13,413.32
03/31/13               13,508.00               13,702.69               13,346.84
04/30/13               13,649.00               13,852.89               13,523.48
05/31/13               13,562.00               13,683.67               13,362.37
06/30/13               12,982.00               13,296.21               12,825.84
07/31/13               12,770.00               13,179.96               12,639.72
08/31/13               12,536.00               12,991.87               12,408.12
09/30/13               12,923.00               13,271.50               12,732.11
10/31/13               13,018.00               13,376.34               12,846.61
11/30/13               13,003.00               13,348.77               12,820.91
12/31/13               12,962.00               13,314.68               12,798.32
01/31/14               13,371.00               13,574.08               13,128.53
02/28/14               13,567.00               13,733.24               13,330.55
03/31/14               13,648.00               13,756.33               13,390.93
04/30/14               13,871.00               13,921.61               13,579.36
05/31/14               14,083.00               14,100.88               13,812.53
06/30/14               14,102.00               14,113.10               13,817.77
07/31/14               14,122.00               14,137.95               13,854.15
08/31/14               14,284.00               14,309.21               14,057.07
09/30/14               14,354.00               14,323.74               14,126.69
10/31/14               14,468.00               14,421.93               14,244.00
11/30/14               14,497.00               14,446.92               14,265.17
12/31/14               14,596.00               14,519.71               14,371.38
01/31/15               14,784.00               14,777.07               14,649.95
02/28/15               14,700.00               14,624.69               14,501.29
03/31/15               14,758.00               14,666.93               14,556.11
04/30/15               14,714.00               14,589.93               14,463.63
05/31/15               14,695.00               14,549.59               14,428.38
06/30/15               14,676.00               14,536.42               14,384.32
07/31/15               14,765.00               14,641.67               14,490.45
08/31/15               14,823.00               14,670.46               14,537.71
09/30/15               14,923.00               14,776.66               14,643.40
10/31/15               14,985.00               14,835.47               14,707.84
11/30/15               15,044.00               14,894.41               14,791.79
12/31/15               15,133.00               14,999.12               14,930.38
01/31/16               15,228.00               15,178.11               15,083.60
02/29/16               15,260.00               15,201.88               15,105.32
03/31/16               15,346.00               15,250.09               15,202.09
04/30/16               15,447.00               15,362.27               15,327.13
05/31/16               15,503.00               15,403.83               15,404.89
06/30/16               15,710.00               15,648.83               15,693.63
07/31/16               15,684.00               15,658.33               15,674.09
08/31/16               15,738.00               15,679.52               15,715.84
09/30/16               15,686.00               15,601.29               15,642.77
10/31/16               15,546.00               15,437.51               15,472.28
11/30/16               14,965.00               14,861.81               14,794.37
12/31/16               15,149.00               15,036.33               14,949.40
01/31/17               15,204.00               15,135.47               15,032.02
02/28/17               15,318.00               15,240.59               15,129.26
03/31/17               15,351.00               15,273.59               15,183.57

                                   [END CHART]

                       Data from 3/31/07 through 3/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper California Municipal Debt Funds Index measures the Fund's performance to that of the Lipper California Municipal Debt Funds category that limit their assets to those securities exempt from taxation in the state of California.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA CALIFORNIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                  USAA CALIFORNIA               LIPPER CALIFORNIA MUNICIPAL
                                  BOND FUND SHARES                   DEBT FUNDS AVERAGE
03/31/08                                4.70%                               4.12%
03/31/09                                5.32%                               4.65%
03/31/10                                4.89%                               4.32%
03/31/11                                5.14%                               4.54%
03/31/12                                4.33%                               4.07%
03/31/13                                3.91%                               3.62%
03/31/14                                4.05%                               3.67%
03/31/15                                3.56%                               3.42%
03/31/16                                3.70%                               3.32%
03/31/17                                3.42%                               3.20%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/08 through 3/31/17.

The Lipper California Municipal Debt Funds Average is an average performance level of all California municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA CALIFORNIA BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UXABX)

--------------------------------------------------------------------------------
                                               3/31/17              3/31/16
--------------------------------------------------------------------------------
Net Assets                                  $7.1 Million         $8.3 Million
Net Asset Value Per Share                      $10.91               $11.28

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                 $0.346               $0.390
Capital Gain Distributions Per Share              -                    -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                  SINCE INCEPTION 8/01/10
    -0.24%                   4.02%                            4.92%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 3/31/17            EXPENSE RATIO AS OF 3/31/16**
--------------------------------------------------------------------------------
                2.08%                                     0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA CALIFORNIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.08% on 3/31/17 and assuming California state tax
rates of:                                              9.30%          9.30%          9.30%          9.30%
and assuming marginal federal tax
rates of:                                             28.00%         36.80%*        38.80%*        43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:                   3.19%          3.63%          3.75%          4.05%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2016 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     USAA CALIFORNIA       LIPPER CALIFORNIA           BLOOMBERG
                       BOND FUND            MUNICIPAL DEBT         BARCLAYS MUNICIPAL
                     ADVISER SHARES          FUNDS INDEX              BOND INDEX
07/31/10              $10,000.00              $10,000.00              $10,000.00
08/31/10               10,327.02               10,283.17               10,228.95
09/30/10               10,342.20               10,290.23               10,212.97
10/31/10               10,308.42               10,280.00               10,184.68
11/30/10                9,878.64                9,961.43                9,981.03
12/31/10                9,551.35                9,709.40                9,787.61
01/31/11                9,296.62                9,544.79                9,715.50
02/28/11                9,465.58                9,715.44                9,870.17
03/31/11                9,412.89                9,647.11                9,837.28
04/30/11                9,614.75                9,835.14               10,013.45
05/31/11                9,895.21               10,074.58               10,184.57
06/30/11               10,005.14               10,152.67               10,220.10
07/31/11               10,166.77               10,271.55               10,324.40
08/31/11               10,378.91               10,436.22               10,501.03
09/30/11               10,655.90               10,608.91               10,609.58
10/31/11               10,608.40               10,568.99               10,570.14
11/30/11               10,646.51               10,621.17               10,632.58
12/31/11               10,929.25               10,854.88               10,834.86
01/31/12               11,340.94               11,234.21               11,085.43
02/29/12               11,377.94               11,276.90               11,096.35
03/31/12               11,309.99               11,218.36               11,024.25
04/30/12               11,472.97               11,374.27               11,151.44
05/31/12               11,616.02               11,504.86               11,244.01
06/30/12               11,600.98               11,495.97               11,231.93
07/31/12               11,796.92               11,713.65               11,409.94
08/31/12               11,847.72               11,743.18               11,422.94
09/30/12               11,923.87               11,836.25               11,491.93
10/31/12               11,993.17               11,899.56               11,524.36
11/30/12               12,227.90               12,170.14               11,714.22
12/31/12               12,110.44               11,987.00               11,569.44
01/31/13               12,200.13               12,082.39               11,617.62
02/28/13               12,259.65               12,128.43               11,652.81
03/31/13               12,242.45               12,068.31               11,602.56
04/30/13               12,367.64               12,228.03               11,729.74
05/31/13               12,283.42               12,082.36               11,586.46
06/30/13               11,758.34               11,597.23               11,258.38
07/31/13               11,563.45               11,428.93               11,159.95
08/31/13               11,346.35               11,219.52               11,000.68
09/30/13               11,696.97               11,512.47               11,237.45
10/31/13               11,780.42               11,616.01               11,326.23
11/30/13               11,764.63               11,592.76               11,302.88
12/31/13               11,724.90               11,572.34               11,274.02
01/31/14               12,090.44               11,870.92               11,493.66
02/28/14               12,265.86               12,053.58               11,628.43
03/31/14               12,339.39               12,108.18               11,647.98
04/30/14               12,538.43               12,278.57               11,787.93
05/31/14               12,726.15               12,489.40               11,939.72
06/30/14               12,742.24               12,494.14               11,950.07
07/31/14               12,757.86               12,527.03               11,971.12
08/31/14               12,900.16               12,710.51               12,116.12
09/30/14               12,961.86               12,773.46               12,128.43
10/31/14               13,046.90               12,879.54               12,211.57
11/30/14               13,085.37               12,898.68               12,232.73
12/31/14               13,170.14               12,994.71               12,294.37
01/31/15               13,336.63               13,246.60               12,512.28
02/28/15               13,258.43               13,112.18               12,383.26
03/31/15               13,309.37               13,161.75               12,419.02
04/30/15               13,266.59               13,078.13               12,353.82
05/31/15               13,247.47               13,046.25               12,319.66
06/30/15               13,227.24               13,006.42               12,308.51
07/31/15               13,301.82               13,102.38               12,397.63
08/31/15               13,353.04               13,145.12               12,422.01
09/30/15               13,440.51               13,240.67               12,511.93
10/31/15               13,492.18               13,298.95               12,561.73
11/30/15               13,543.84               13,374.85               12,611.63
12/31/15               13,617.60               13,500.17               12,700.29
01/31/16               13,703.35               13,638.71               12,851.86
02/29/16               13,730.57               13,658.35               12,871.98
03/31/16               13,805.49               13,745.85               12,912.80
04/30/16               13,893.00               13,858.91               13,007.79
05/31/16               13,940.00               13,929.22               13,042.97
06/30/16               14,124.00               14,190.30               13,250.42
07/31/16               14,097.00               14,172.63               13,258.47
08/31/16               14,142.00               14,210.38               13,276.41
09/30/16               14,092.00               14,144.32               13,210.17
10/31/16               13,951.00               13,990.16               13,071.49
11/30/16               13,438.00               13,377.19               12,584.03
12/31/16               13,602.00               13,517.36               12,731.80
01/31/17               13,649.00               13,592.07               12,815.74
02/28/17               13,736.00               13,679.99               12,904.75
03/31/17               13,775.00               13,729.10               12,932.69

                                   [END CHART]

                       Data from 7/31/10 through 3/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Lipper California Municipal Debt Funds Index and the Bloomberg Barclays Municipal Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA CALIFORNIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                   USAA CALIFORNIA                   LIPPER CALIFORNIA
                                      BOND FUND                        MUNICIPAL DEBT
                                   ADVISER SHARES                       FUNDS AVERAGE
03/31/12                                4.10%                               4.07%
03/31/13                                3.70%                               3.62%
03/31/14                                3.82%                               3.67%
03/31/15                                3.81%                               3.42%
03/31/16                                3.46%                               3.32%
03/31/17                                3.17%                               3.20%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 through 3/31/17.

The Lipper California Municipal Debt Funds Average is an average performance level of all California municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/17 o
                                (% of Net Assets)

General Obligation ....................................................... 15.5%
Hospital ................................................................. 15.4%
Appropriated Debt ........................................................ 13.3%
Water/Sewer Utility ...................................................... 12.8%
Special Assessment/Tax/Fee ............................................... 11.9%
Real Estate Tax/Fee ......................................................  7.6%
Electric/Gas Utilities ...................................................  4.4%
Toll Roads ...............................................................  4.1%
Airport/Port .............................................................  3.8%
Nursing/CCRC .............................................................  3.6%

You will find a complete list of securities that the Fund owns on pages 19-25.

================================================================================

14  | USAA CALIFORNIA BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/17 o

                        [CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         0.0%
AA                                                                         64.8%
A                                                                          22.9%
BBB                                                                         8.0%
BELOW INVESTMENT-GRADE                                                      3.1%
UNRATED                                                                     1.2%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-25.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                        NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                          FOR                          VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara           9,689,863,032                      376,756,871
Robert L. Mason, Ph.D.       9,714,117,381                      352,502,522
Jefferson C. Boyce           9,717,710,105                      348,909,798
Dawn M. Hawley               9,714,577,808                      352,042,095
Paul L. McNamara             9,668,206,065                      398,413,838
Richard Y. Newton III        9,665,513,520                      401,106,382
Barbara B. Ostdiek, Ph.D.    9,715,801,431                      350,818,472
Michael F. Reimherr          9,711,558,498                      355,061,405

================================================================================

16  | USAA CALIFORNIA BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2017:

                                  TAX-EXEMPT
                                  INCOME(1,2)
                                  -----------
                                     100%
                                  -----------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CALIFORNIA BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA California Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA California Bond Fund at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 25, 2017

================================================================================

18  | USAA CALIFORNIA BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD       Community College District
    PRE       Pre-refunded to a date prior to maturity
    USD       Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., National Public Finance Guarantee Corp., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Bank of America Corp., Deutsche Bank A.G., or JPMorgan Chase & Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from California Health Insurance Construction Loan Insurance Program.

================================================================================

20  | USAA CALIFORNIA BOND FUND

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                 COUPON           FINAL                VALUE
(000)       SECURITY                                                    RATE           MATURITY              (000)
------------------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (91.0%)

            CALIFORNIA (88.1%)
$ 2,000     Alameda Corridor Transportation Auth.                       5.00%         10/01/2037           $ 2,222
  1,500     Anaheim Public Financing Auth.                              5.00           5/01/2046             1,672
  4,235     Association of Bay Area Governments (NBGA)                  5.00           1/01/2033             4,789
 17,520     Association of Bay Area Governments (INS)                   4.75           3/01/2036            17,747
  1,500     Association of Bay Area Governments                         5.00           7/01/2042             1,581
  3,085     Burbank USD, 4.30%, 8/01/2023                               4.30(a)        8/01/2033             2,507
  3,000     Burbank USD, 4.35%, 8/01/2023                               4.35(a)        8/01/2034             2,426
  5,265     Carlsbad USD (INS) (PRE)                                    5.00          10/01/2034             5,771
  9,500     Centinela Valley Union High School District                 4.00           8/01/2050             9,666
  3,000     Central USD (INS) (PRE)                                     5.50           8/01/2029             3,306
  5,000     Chula Vista                                                 5.88           1/01/2034             5,454
  6,000     City and County of San Francisco Airport Commission         4.90           5/01/2029             6,533
  1,350     Corona-Norco USD                                            5.00           9/01/2032             1,489
  6,000     Educational Facilities Auth.                                5.38           4/01/2034             6,584
  1,000     Educational Facilities Auth.                                5.00          10/01/2037             1,119
  3,100     Educational Facilities Auth.                                5.00          10/01/2049             3,531
  1,500     Elk Grove Finance Auth. (INS)                               5.00           9/01/2038             1,673
 15,000     Foothill/Eastern Transportation Corridor Agency (INS)       4.21(b)        1/15/2034             7,418
  7,500     Foothill/Eastern Transportation Corridor Agency (INS)       4.25(b)        1/15/2035             3,516
 18,000     Golden State Tobacco Securitization (INS)                   4.55           6/01/2022            18,666
 17,000     Golden State Tobacco Securitization                         5.00           6/01/2033            16,999
    405     Health Facilities Financing Auth. (NBGA)                    5.50           1/01/2019               406
  5,000     Health Facilities Financing Auth.                           5.00           7/01/2033             5,633
  2,000     Health Facilities Financing Auth. (PRE)                     6.50          10/01/2033             2,164
  8,105     Health Facilities Financing Auth.                           4.00           3/01/2039             8,093
  1,050     Health Facilities Financing Auth. (NBGA)                    5.00           7/01/2039             1,165
  2,100     Health Facilities Financing Auth.                           5.00          11/15/2039             2,319
 14,000     Health Facilities Financing Auth.                           4.00          11/15/2041            14,089
  7,805     Health Facilities Financing Auth. (NBGA)                    5.00           6/01/2042             8,594
  2,300     Health Facilities Financing Auth. (NBGA)                    5.00           7/01/2044             2,542
 10,000     Health Facilities Financing Auth.                           4.00          10/01/2047            10,071
  9,310     Indio Redevelopment Agency                                  5.25           8/15/2031             9,765
  6,000     Inland Empire Tobacco Securitization Auth.                  5.75           6/01/2026             6,283
  1,000     Jurupa Public Financing Auth.                               5.00           9/01/2042             1,088
  3,875     Long Beach Bond Finance Auth.                               5.00          11/15/2035             4,486
  2,000     Los Angeles County Public Works Financing Auth.             5.00          12/01/2044             2,240
  6,000     Los Angeles County Public Works Financing Auth.             5.00          12/01/2045             6,768
 10,000     Madera Redevelopment Agency                                 5.38           9/01/2038            10,485

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                 COUPON            FINAL               VALUE
(000)       SECURITY                                                    RATE            MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
$ 5,790     March Joint Powers Redevelopment Agency (INS)               4.00%           8/01/2041          $ 5,862
  6,000     Modesto Irrigation District                                 5.75           10/01/2034            6,483
  3,435     Monrovia Financing Auth.                                    5.00           12/01/2045            3,853
  2,345     Monrovia Financing Auth. (INS)                              5.00           12/01/2045            2,623
  7,500     Monterey Peninsula CCD (INS) (PRE)                          5.11(b)         8/01/2029            4,167
  2,000     Mountain View Shoreline Regional Park Community             5.63            8/01/2035            2,278
    750     Municipal Finance Auth.                                     5.00            2/01/2037              827
  1,900     Municipal Finance Auth. (NBGA)                              4.13            5/15/2039            1,929
  1,000     Municipal Finance Auth.                                     5.00            2/01/2042            1,097
  2,100     Municipal Finance Auth. (NBGA)                              4.13            5/15/2046            2,116
  1,000     Municipal Finance Auth.                                     5.00            2/01/2047            1,092
  1,000     Municipal Finance Auth.                                     5.00            6/01/2050            1,051
  1,500     Norco Redevelopment Agency                                  5.88            3/01/2032            1,676
  1,250     Norco Redevelopment Agency                                  6.00            3/01/2036            1,402
  5,000     Norwalk Redevelopment Agency (INS)                          5.00           10/01/2030            5,015
  3,500     Norwalk Redevelopment Agency (INS)                          5.00           10/01/2035            3,511
  7,500     Norwalk-La Mirada USD (INS)                                 5.00(b)         8/01/2030            4,703
  6,205     Oakdale Irrigation District (PRE)                           5.50            8/01/2034            6,837
  5,500     Palomar Pomerado Health (INS)                               4.89(b)         8/01/2026            4,032
 12,230     Palomar Pomerado Health (INS)                               6.05(b)         8/01/2031            7,016
  2,000     Pittsburg Successor Redevelopment Agency (INS)              5.00            9/01/2029            2,321
  4,000     Pollution Control Financing Auth.(c)                        5.25            8/01/2040            4,364
 10,000     Pollution Control Financing Auth.                           5.00           11/21/2045           10,023
  1,500     Pomona USD (INS)                                            5.00            8/01/2039            1,665
  1,000     Public Finance Auth.                                        5.00           10/15/2037            1,072
  3,000     Public Finance Auth.                                        5.00           10/15/2047            3,180
  6,875     Public Works Board                                          5.00            4/01/2031            6,898
  5,705     Public Works Board                                          5.00            4/01/2031            5,724
  2,000     Regents of the Univ. of California                          4.00            5/15/2044            2,023
  2,800     Rio Elementary School District (INS)                        4.00            8/01/2045            2,837
    120     Riverside County Public Financing Auth. (INS)               4.75           10/01/2035              120
  1,250     Riverside County Public Financing Auth. (INS)               4.00           10/01/2036            1,277
  1,625     Riverside County Public Financing Auth. (INS)               4.00           10/01/2037            1,657
  2,000     Riverside County Redevelopment Successor Agency (INS)       4.00           10/01/2037            2,054
  2,000     Riverside County Transportation Commission                  5.25            6/01/2039            2,316
  2,000     RNR School Financing Auth. (INS)                            5.00            9/01/2041            2,225
  7,115     Roseville Finance Auth. (PRE)                               5.00            2/01/2037            7,863
  2,000     Sacramento Area Flood Control Agency (INS)                  5.00           10/01/2044            2,227
  1,100     Sacramento County Airport Systems                           5.00            7/01/2041            1,227
  1,020     Sacramento USD (INS)                                        5.00            7/01/2038            1,134
  2,000     San Diego County Regional Airport Auth.                     5.00            7/01/2040            2,192
  2,500     San Diego Public Facilities Financing Auth.                 5.00           10/15/2044            2,802
  1,000     San Diego Public Facilities Financing Auth. (PRE)           5.25            5/15/2029            1,122

================================================================================

22  | USAA CALIFORNIA BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                 COUPON            FINAL               VALUE
(000)       SECURITY                                                    RATE            MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
$ 3,500     San Francisco City and County Airport (PRE)                 5.25%           5/01/2026          $ 3,666
 10,000     San Jose Financing Auth.                                    5.00            6/01/2039           11,226
  3,000     San Jose Redevelopment Agency (INS)                         4.45            8/01/2032            3,024
  1,500     San Luis & Delta-Mendota (INS)                              5.00            3/01/2038            1,635
  3,000     San Marcos USD Financing Auth. (INS)                        5.00            8/15/2035            3,292
  5,000     San Ramon Successor Redevelopment Agency (INS)              5.00            2/01/2038            5,568
  3,500     Santa Barbara Financing Auth.                               5.00            7/01/2029            3,769
  9,000     Santa Barbara Financing Auth.                               5.00            7/01/2039            9,657
  2,000     Santa Clara                                                 5.25            7/01/2032            2,254
  5,250     Santa Clarita CCD                                           4.00            8/01/2046            5,394
  6,000     Santa Cruz County Redevelopment Successor
              Agency (INS)                                              5.00            9/01/2035            6,772
  1,750     School Finance Auth.(c)                                     5.00            8/01/2041            1,838
  2,250     School Finance Auth.(c)                                     5.00            8/01/2046            2,355
  1,750     Sierra View Local Health Care District (PRE)                5.25            7/01/2037            1,770
 10,000     South Orange County Public Financing Auth. (INS)            5.00            8/15/2032           10,025
  4,000     State                                                       5.25            2/01/2030            4,576
  3,955     State                                                       4.50            8/01/2030            3,965
  5,000     State                                                       5.75            4/01/2031            5,468
  3,000     State                                                       5.00            2/01/2043            3,327
  2,500     State                                                       5.00            9/01/2045            2,850
  9,500     State                                                       5.00            8/01/2046           10,812
 11,795     Statewide Communities Dev. Auth. (NBGA) (PRE)               5.00           12/01/2027           12,125
  4,225     Statewide Communities Dev. Auth. (PRE)                      5.50            7/01/2031            4,275
 13,000     Statewide Communities Dev. Auth. (NBGA) (PRE)               5.00           12/01/2037           13,364
  3,500     Statewide Communities Dev. Auth. (NBGA) (PRE)               5.75            8/15/2038            3,730
  2,500     Statewide Communities Dev. Auth.                            5.00           11/15/2038            2,583
  2,000     Statewide Communities Dev. Auth.                            5.00            5/15/2040            2,163
  1,500     Statewide Communities Dev. Auth.                            5.00            5/15/2042            1,591
    500     Statewide Communities Dev. Auth.                            5.00           11/01/2043              550
  2,400     Statewide Communities Dev. Auth. (NBGA)                     5.00            8/01/2044            2,688
  2,750     Statewide Communities Dev. Auth.                            5.00           10/01/2046            2,963
  4,000     Statewide Communities Dev. Auth. (NBGA)                     4.00           11/01/2046            4,080
  1,500     Statewide Communities Dev. Auth.                            5.00            5/15/2047            1,582
  3,000     Statewide Communities Dev. Auth.                            4.00            8/15/2051            3,004
  1,575     Temecula Valley USD (INS)                                   5.00            9/01/2040            1,727
  7,500     Temecula Valley USD (INS)                                   4.00            8/01/2045            7,617
  5,710     Tulare (INS)                                                4.00           11/15/2041            5,827
  5,000     Tulare (INS)                                                4.00           11/15/2044            5,088
  7,190     Tuolumne Wind Project Auth. (PRE)                           5.63            1/01/2029            7,765
  4,000     Val Verde USD (INS)                                         5.00            3/01/2029            4,252
  1,105     Val Verde USD (INS)                                         5.00            8/01/2034            1,249
  1,530     Val Verde USD (INS)                                         5.00            8/01/2035            1,723

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                 COUPON            FINAL               VALUE
(000)       SECURITY                                                    RATE            MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
$ 1,500     Val Verde USD (INS)                                         5.13%           3/01/2036         $  1,594
  4,000     Val Verde USD (INS)                                         5.00            8/01/2044            4,470
  4,475     Val Verde USD (INS)                                         4.00            8/01/2045            4,548
  4,813     Vallejo Sanitation and Flood Control District (INS)         5.00            7/01/2019            4,975
  5,000     Victor Valley Union High School District (INS)              4.00            8/01/2037            5,121
  7,000     Vista (INS) (PRE)                                           5.00            5/01/2037            7,025
  1,250     Washington Township Health Care District                    6.00            7/01/2029            1,347
  6,080     Washington Township Health Care District                    5.00            7/01/2037            6,107
  4,585     West Kern Water District                                    5.00            6/01/2028            5,074
  6,000     Western Placer USD (INS)                                    4.00            8/01/2041            6,084
                                                                                                          --------
                                                                                                           596,287
                                                                                                          --------
            GUAM (1.9%)
  1,000     Power Auth.                                                 5.00           10/01/2034            1,042
  4,000     Waterworks Auth.                                            5.50            7/01/2043            4,382
  7,000     Waterworks Auth.                                            5.00            1/01/2046            7,375
                                                                                                          --------
                                                                                                            12,799
                                                                                                          --------
            U.S. VIRGIN ISLANDS (1.0%)
  1,590     Public Finance Auth.                                        4.00           10/01/2022            1,263
  1,500     Public Finance Auth.                                        5.00           10/01/2027            1,264
  1,500     Public Finance Auth.                                        5.00           10/01/2032            1,250
  3,000     Public Finance Auth.(c)                                     5.00            9/01/2033            3,208
                                                                                                          --------
                                                                                                             6,985
                                                                                                          --------
            Total Fixed-Rate Instruments (cost: $601,301)                                                  616,071
                                                                                                          --------

            PUT BONDS (3.5%)

            CALIFORNIA (3.5%)
 15,000     Bay Area Toll Auth.                                         2.16(d)         4/01/2036           15,056
  8,485     Twin Rivers USD (INS)                                       3.20            6/01/2041            8,497
                                                                                                          --------
                                                                                                            23,553
                                                                                                          --------
            Total Put Bonds (cost: $23,485)                                                                 23,553
                                                                                                          --------

================================================================================

24  | USAA CALIFORNIA BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                 COUPON            FINAL               VALUE
(000)       SECURITY                                                    RATE            MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
            VARIABLE-RATE DEMAND NOTES (4.5%)

            CALIFORNIA (4.5%)
$ 3,230     Antioch USD (LIQ) (LOC - Deutsche Bank A.G.)(c)             1.06%          8/01/2047          $  3,230
  1,650     Bay Area Toll Auth. (LIQ)(c)                                1.12           4/01/2039             1,650
  9,595     Semitropic Improvement District (LIQ)(c)                    1.16           6/01/2017             9,595
 15,895     Victorville Joint Powers Financing Auth.
              (LOC - BNP Paribas)                                       1.41           5/01/2040            15,895
                                                                                                          --------
                                                                                                            30,370
                                                                                                          --------
            Total Variable-Rate Demand Notes (cost: $30,370)                                                30,370
                                                                                                          --------

            TOTAL INVESTMENTS (COST: $655,156)                                                            $669,994
                                                                                                          ========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1               LEVEL 2               LEVEL 3               TOTAL
------------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                          $-              $616,071                    $-            $616,071
Put Bonds                                        -                23,553                     -              23,553
Variable-Rate Demand Notes                       -                30,370                     -              30,370
------------------------------------------------------------------------------------------------------------------
Total                                           $-              $669,994                    $-            $669,994
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of April 1, 2016, through March 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2017.

See accompanying notes to financial statements.

================================================================================

26  | USAA CALIFORNIA BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $655,156)                                $669,994
   Cash                                                                                               50
   Receivables:
       Capital shares sold                                                                            57
       Interest                                                                                    7,601
                                                                                                --------
          Total assets                                                                           677,702
                                                                                                --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                       465
       Dividends on capital shares                                                                   499
   Accrued management fees                                                                           158
   Accrued transfer agent's fees                                                                       6
   Other accrued expenses and payables                                                                56
                                                                                                --------
          Total liabilities                                                                        1,184
                                                                                                --------
              Net assets applicable to capital shares outstanding                               $676,518
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $667,826
   Overdistribution of net investment income                                                         (19)
   Accumulated net realized loss on investments                                                   (6,127)
   Net unrealized appreciation of investments                                                     14,838
                                                                                                --------
              Net assets applicable to capital shares outstanding                               $676,518
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $669,435/61,279 capital shares
          outstanding, no par value)                                                            $  10.92
                                                                                                ========
       Adviser Shares (net assets of $7,083/649 capital shares
          outstanding, no par value)                                                            $  10.91
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                              $ 27,106
                                                                                                --------
EXPENSES
   Management fees                                                                                 2,038
   Administration and servicing fees:
       Fund Shares                                                                                 1,045
       Adviser Shares                                                                                 12
   Transfer agent's fees:
       Fund Shares                                                                                   166
       Adviser Shares                                                                                  2
   Distribution and service fees (Note 6D):
       Adviser Shares                                                                                 20
   Custody and accounting fees:
       Fund Shares                                                                                   118
       Adviser Shares                                                                                  1
   Postage:
       Fund Shares                                                                                    13
       Adviser Shares                                                                                  1
   Shareholder reporting fees:
       Fund Shares                                                                                    18
   Trustees' fees                                                                                     30
   Professional fees                                                                                  91
   Other                                                                                              23
                                                                                                --------
           Total expenses                                                                          3,578
                                                                                                --------
NET INVESTMENT INCOME                                                                             23,528
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                                 644
   Change in net unrealized appreciation/(depreciation)                                          (24,109)
                                                                                                --------
           Net realized and unrealized loss                                                      (23,465)
                                                                                                --------
   Increase in net assets resulting from operations                                             $     63
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

28  | USAA CALIFORNIA BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------------------------------

                                                                              2017                  2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                   $ 23,528              $ 25,547
  Net realized gain on investments                                             644                   166
  Change in net unrealized appreciation/(depreciation)
       of investments                                                      (24,109)                1,149
                                                                          ------------------------------
       Increase in net assets resulting from operations                         63                26,862
                                                                          ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
       Fund Shares                                                         (23,262)              (25,252)
       Adviser Shares                                                         (246)                 (276)
                                                                          ------------------------------
       Distributions to shareholders                                       (23,508)              (25,528)
                                                                          ------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                               (6,120)               21,719
  Adviser Shares                                                              (951)                  339
                                                                          ------------------------------
       Total net increase (decrease) in net assets from capital
           share transactions                                               (7,071)               22,058
                                                                          ------------------------------
  Net increase (decrease) in net assets                                    (30,516)               23,392

NET ASSETS
  Beginning of year                                                        707,034               683,642
                                                                          ------------------------------
  End of year                                                             $676,518              $707,034
                                                                          ==============================
Overdistribution of net investment income:
  End of year                                                             $    (19)             $    (20)
                                                                          ==============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA California Bond Fund (the Fund), qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

The Fund consists of two classes of shares: California Bond Fund Shares (Fund Shares) and California Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

30  | USAA CALIFORNIA BOND FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

        general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

     2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

     3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

32  | USAA CALIFORNIA BOND FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2017, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2017, the Fund Shares did not charge any redemption fees and Adviser Shares charged redemption fees of less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

================================================================================

34  | USAA CALIFORNIA BOND FUND

================================================================================

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended March 31, 2017, the Fund paid CAPCO facility fees of $5,000, which represents 0.9% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $19,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2017, and 2016, was as follows:

                                                  2017              2016
                                              -----------------------------
Tax-exempt income                             $23,508,000       $25,528,000
                                              ===========       ===========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

As of March 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                     $   479,000
Accumulated capital and other losses                                 (6,126,000)
Unrealized appreciation of investments                               14,838,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2017, the Fund utilized capital loss carryforwards of $664,000, to offset capital gains. At March 31, 2017, the Fund had long-term capital loss carryforwards of $6,126,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended March 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2017, were $180,410,000 and $170,828,000, respectively.

As of March 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $655,156,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2017, for federal income tax purposes, were $24,958,000 and $10,120,000, respectively, resulting in net unrealized appreciation of $14,838,000.

================================================================================

36  | USAA CALIFORNIA BOND FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:


                                               YEAR ENDED                   YEAR ENDED
                                             MARCH 31, 2017               MARCH 31, 2016
--------------------------------------------------------------------------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                         ---------------------------------------------------
FUND SHARES:
Shares sold                               6,391       $  71,482         6,098      $  68,352
Shares issued from reinvested
  dividends                               1,599          17,832         1,723         19,287
Shares redeemed                          (8,613)       (95,434)        (5,887)       (65,920)
                                         ---------------------------------------------------
Net increase (decrease) from capital
  share transactions                       (623)      $ (6,120)         1,934      $  21,719
                                         ===================================================
ADVISER SHARES:
Shares sold                                  33       $    364            123      $   1,373
Shares issued from reinvested
  dividends                                   6             70              7             79
Shares redeemed*                           (126)        (1,385)          (100)        (1,113)
                                         ---------------------------------------------------
Net increase (decrease) from capital
  share transactions                        (87)      $   (951)            30      $     339
                                         ===================================================
*Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA California Bond Fund and USAA California Money Market Fund combined, which on an annual basis is equal to 0.50% of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based on average net assets. For the year ended March 31, 2017, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper California Municipal Debt Funds Index.

    The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                             ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                          (IN BASIS POINTS)(1)
    ---------------------------------------------------------------------
    +/- 20 to 50                                  +/- 4
    +/- 51 to 100                                 +/- 5
    +/- 101 and greater                           +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper California Municipal Debt Funds Index over that period, even if the Fund had overall negative returns during the performance period.

================================================================================

38  | USAA CALIFORNIA BOND FUND

================================================================================

    For the year ended March 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $2,038,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(179,000) and $(3,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.03)% and (0.04)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2017, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,045,000 and $12,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2017, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2017, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $166,000 and $2,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $20,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2017, USAA and its affiliates owned 479,000 Adviser Shares, which represents 73.8% of the Adviser Shares outstanding and 0.8% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

40  | USAA CALIFORNIA BOND FUND

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MARCH 31,
                                ------------------------------------------------------------------------
                                    2017            2016            2015            2014            2013
                                ------------------------------------------------------------------------
Net asset value at
  beginning of period           $  11.29        $  11.27        $  10.83        $  11.17        $  10.71
                                ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .37             .42             .43             .44             .44
  Net realized and
    unrealized gain (loss)          (.37)            .02             .44            (.34)            .46
                                ------------------------------------------------------------------------
Total from investment
  operations                         .00(b)          .44             .87             .10             .90
                                ------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.37)           (.42)           (.43)           (.44)           (.44)
                                ------------------------------------------------------------------------
Net asset value at
  end of period                 $  10.92        $  11.29        $  11.27        $  10.83        $  11.17
                                ========================================================================
Total return (%)*                    .01            3.98            8.14            1.03            8.48
Net assets at end of
  period (000)                  $669,435        $698,731        $675,694        $631,184        $689,365
Ratios to average
  net assets:**
  Expenses (%)(a)                    .51             .56             .57             .58             .56
  Net investment income (%)         3.34            3.74            3.85            4.12            3.95
Portfolio turnover (%)                26               9               4               8               4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $696,354,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Represents less than $0.01 per share.

================================================================================

42  | USAA CALIFORNIA BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MARCH 31,
                                   -------------------------------------------------------------------
                                     2017            2016           2015           2014           2013
                                   -------------------------------------------------------------------
Net asset value at
  beginning of period              $11.28          $11.26         $10.82         $11.16         $10.70
                                   -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .35             .39            .40            .41            .41
  Net realized and
    unrealized gain (loss)           (.37)            .02            .44           (.34)           .46
                                   -------------------------------------------------------------------
Total from investment
  operations                         (.02)            .41            .84            .07            .87
                                   -------------------------------------------------------------------
Less distributions from:
  Net investment income              (.35)           (.39)          (.40)          (.41)          (.41)
                                   -------------------------------------------------------------------
Redemption fees added to
  beneficial interests                .00(c)            -              -              -              -
                                   -------------------------------------------------------------------
Net asset value at
  end of period                    $10.91          $11.28         $11.26         $10.82         $11.16
                                   ===================================================================
Total return (%)*                    (.24)           3.73           7.86            .79           8.26
Net assets at
  end of period (000)              $7,083          $8,303         $7,948         $5,606         $6,149
Ratios to average
  net assets:**
  Expenses (%)(a)                     .75             .80            .83(b)         .82            .77
  Expenses, excluding
    reimbursement (%)(a)              .75             .80            .83            .82            .77
  Net investment income (%)          3.09            3.49           3.58           3.88           3.73
Portfolio turnover (%)                 26               9              4              8              4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $7,974,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.
(c) Represents less than $0.01 per share.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

EXPENSE EXAMPLE

March 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2016, through March 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

44  | USAA CALIFORNIA BOND FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING              ENDING                DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE           OCTOBER 1, 2016 -
                                      OCTOBER 1, 2016        MARCH 31, 2017           MARCH 31, 2017
                                      ----------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00             $  978.60                   $2.57

Hypothetical
  (5% return before expenses)             1,000.00              1,022.34                    2.62

ADVISER SHARES
Actual                                    1,000.00                977.50                    3.75

Hypothetical
  (5% return before expenses)             1,000.00              1,021.14                    3.83

*Expenses are equal to the annualized expense ratio of 0.52% for Fund Shares and 0.76% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (2.14)% for Fund Shares and (2.25)% for Adviser Shares for the six-month period of October 1, 2016, through March 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

46  | USAA CALIFORNIA BOND FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

48  | USAA CALIFORNIA BOND FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton would bring to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA CALIFORNIA BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)   Member of Executive Committee.
    (3)   Member of Audit and Compliance Committee.
    (4)   Member of Product Management and Distribution Committee.
    (5)   Member of Corporate Governance Committee.
    (6)   Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+)   Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

52  | USAA CALIFORNIA BOND FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

54  | USAA CALIFORNIA BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. POSTAGE
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40860-0517                                (C)2017, USAA All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA CALIFORNIA MONEY MARKET FUND]

  =============================================================

        ANNUAL REPORT
        USAA CALIFORNIA MONEY MARKET FUND
        MARCH 31, 2017

  =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE CONCENTRATED IN PARTICULAR
ASSET CLASSES COULD BE CARRYING MORE RISK IN        [PHOTO OF BROOKS ENGLEHARDT]
THEIR PORTFOLIOS THAN THEY REALIZE."

--------------------------------------------------------------------------------

MAY 2017

Diversification is a good idea, especially when you do not know what will happen next. When it comes to the financial markets, no one knows what will happen next. For example, stocks dipped just before the November 8, 2016 U.S. presidential election, as investors digested the possibility that Donald Trump might be elected president. Some market experts predicted a continued decline if he was victorious. Instead, stocks rallied. The story was similar in the bond market. Longer-term yields edged down ahead of the election, but then rose afterwards. Investors seemed to believe that President Trump's plans for increased infrastructure spending, reduced regulation, and tax reform would boost economic growth. Stronger economic growth could also increase inflation, which might lead the Federal Reserve (the Fed) to consider accelerating short-term interest rate increases.

Until March 2017, stock investors appeared to react favorably to the new administration's promises of fiscal stimulus and regulatory rollbacks, while discounting possible negative outcomes, such as legislative resistance or trade obstacles. But when the Republicans canceled a vote on the repeal of the Affordable Care Act and congressional divisions were revealed, doubts were raised about the timeline for a tax overhaul, regulatory reform, and an infrastructure deal. Investors rotated out of so-called "Trump trade" stocks, such as banks and industrials, and into growth-oriented information technology companies.

In the bond market, investors had been somewhat more skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve following the election. Longer-term U.S. Treasury yields rose, but they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the federal funds target rate in December 2016 and again in March 2017. At the end of the reporting period, the rate ranged between 0.75% and 1.00%.) We believe the bond market also may have considered government policy-related expectations to be too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure, less reason for the Fed to raise interest rates quickly, and less justification for lofty stock

================================================================================

================================================================================

valuations. During the reporting period overall, U.S. Treasury bond prices fell. (Bond prices and yields move in opposite directions.)

The tax-exempt bond market, in keeping with its historical tendency, followed the U.S. Treasury market. However, supply-and-demand dynamics also had an impact on the municipal bond market. At USAA Investments, we are keeping a close eye on possible changes in tax rates and policies. For example, if the government cuts income taxes, the taxable-equivalent yields of municipal securities would likely become less attractive, and this could potentially affect demand. Another potential issue is infrastructure spending. The president's promise to boost infrastructure spending could also affect municipal securities, the traditional source of funding for such initiatives. However, President Trump seems to be exploring other sources of funding, so it is not clear whether the supply of municipal bonds would expand as a result of his initiative. These unknowns might create some volatility in the municipal bond market, which could temporarily depress prices and boost yields. That said, volatility can also create buying opportunities. USAA's tax-exempt investment team will continue to focus on income and look for investments that have the potential to provide higher yields for our shareholders.

In this environment, diversification can potentially help you protect your portfolio against adverse market conditions or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management. Investors who are concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This also applies to investors who think they're diversified--because U.S. stocks have outperformed for some time, their weighting within a portfolio might have grown too large and might need to be rebalanced. We encourage you to speak with one of our financial advisors, who can help you review your portfolio and align your allocations with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead your team of portfolio managers will continue to stay abreast of changing political, economic, and market conditions as they strive to meet your investment expectations. From everyone at USAA Investments, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                     9

FINANCIAL INFORMATION

   Distributions to Shareholders                                               10

   Report of Independent Registered
     Public Accounting Firm                                                    11

   Portfolio of Investments                                                    12

   Notes to Portfolio of Investments                                           16

   Financial Statements                                                        17

   Notes to Financial Statements                                               20

EXPENSE EXAMPLE                                                                29

TRUSTEES' AND OFFICERS' INFORMATION                                            31

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

204974-0517

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CALIFORNIA MONEY MARKET FUND (THE FUND) PROVIDES CALIFORNIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND CALIFORNIA STATE INCOME TAXES AND HAS A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund primarily invests in high-quality California tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of California tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began in April 2016, investors were still digesting the Federal Reserve's (the Fed) changed guidance on short-term interest rate increases. At its March 2016 policy meeting, Fed officials had called for two interest rate increases in 2016, down from the four it had forecast in December 2015. However, the Fed remained on hold at its April 2016 meeting, hinting at a potential interest rate increase in June 2016. It shelved its plans after a surprisingly weak May 2016 jobs report. Fed policymakers grew even more cautious in the wake of the United Kingdom's vote to leave the European Union, which raised global economic uncertainty during the summer 2016. At its September 2016 meeting, the Fed left the federal funds target rate unchanged, saying it wanted to wait for "further evidence of continued progress toward its objectives." It did not shift its policy stance at the November 2016 meeting, which was held just before the November 8, 2016 U.S. election, but as widely expected, raised interest rates by 0.25% at its December 2016 meeting. Fed officials also said they were likely to increase interest rates three times in 2017. Although no action came at the January 2017 policy meeting, improving economic data, including the strength of the labor market, led the Fed to raise the federal funds target rate by another 0.25% in March 2017 to a range between 0.75% to 1.00%.

    Interest rates on money market securities rose, due to shifting market dynamics and to some extent, Fed interest rate increases. At the beginning

================================================================================

2  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

    of the reporting period, the SIFMA Municipal Swap Index*, the index of seven-day variable rate demand notes (VRDNs), stood at 0.40%, its low during the reporting period. During August and September 2016, in advance of money market fund reform (which became effective in mid-October 2016), a large number of tax-exempt and taxable money market funds sold VRDNs as they liquidated, consolidated or shifted assets into U.S. Treasury money market funds. This caused inventories of VRDNs to increase, leading many dealers to raise interest rates in order to attract buyers. Accordingly, the SIFMA Municipal Swap Index climbed to 0.87% during October 2016. After decreasing somewhat, the SIFMA Municipal Swap Index rose to close the reporting period at 0.91% as VRDN inventories grew due to tax season-related outflows and in response to the Fed's March 2017 interest rate increase.

o HOW DID THE USAA CALIFORNIA TAX EXEMPT MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2017, the Fund had a return of 0.29%, compared to an average return of 0.22% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF CALIFORNIA?

    California's fiscal situation remained good during the reporting period. State revenues appear to be benefiting from a tax initiative approved by voters in November 2012. In addition to a slowly growing economy, California has not recently experienced any dramatic swings in revenue,

    Refer to page 6 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt Variable Rate Demand Obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    which had plagued the state in the past. Importantly, state legislators appear committed to spending cuts that are also contributing to stabilization in California's finances. The state has not needed to use external borrowing for cash-flow purposes during the past two fiscal years. Recognizing California's fiscal progress, Fitch Ratings Inc. upgraded the state's general obligation bonds one notch during the reporting period. On March 31, 2017, the state's general obligation bonds were rated Aa3 by Moody's Investors Service, Inc., AA- by S&P Global Ratings, and AA- by Fitch Ratings Inc.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus our purchases on VRDNs, which added to the Fund's yield during the reporting period. Because the VRDNs owned by the Fund can be sold at par value (100% of face value) upon seven days or less notice, we had the flexibility to take advantage of higher interest rates. Many of the Fund's VRDNs are also guaranteed by a bank letter of credit for the payment of both principal and interest, providing the Fund with a certain degree of safety.

    In addition, the Fund benefited from investments in longer maturities. We continued to work with our in-house team of analysts to help us identify attractive opportunities for the Fund. Our analysts continue to analyze and monitor every holding in the Fund's portfolio.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.
    o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA CALIFORNIA MONEY MARKET FUND (THE FUND)
(Ticker Symbol: UCAXX)

--------------------------------------------------------------------------------
                                          3/31/17                 3/31/16
--------------------------------------------------------------------------------
Net Assets                              $241.5 Million         $313.2 Million
Net Asset Value Per Share                    $1.00                 $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                        11 Days              9 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                          10 YEARS
   0.29%                            0.09%                            0.58%

--------------------------------------------------------------------------------
   7- DAY YIELD AS OF 3/31/17                    EXPENSE RATIO AS OF 3/31/16*
--------------------------------------------------------------------------------
              0.22%                                          0.59%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE IT WILL DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                USAA CALIFORNIA
                                 MONEY MARKET                            iMONEYNET
                                     FUND                                 AVERAGE
 3/28/2016                          0.01%                                  0.02%
 4/25/2016                          0.04%                                  0.04%
 5/23/2016                          0.01%                                  0.04%
 6/27/2016                          0.01%                                  0.05%
 7/25/2016                          0.01%                                  0.05%
 8/29/2016                          0.01%                                  0.09%
 9/26/2016                          0.17%                                  0.18%
10/31/2016                          0.08%                                  0.14%
11/28/2016                          0.01%                                  0.10%
12/26/2016                          0.10%                                  0.17%
 1/30/2017                          0.03%                                  0.15%
 2/27/2017                          0.02%                                  0.14%
 3/27/2017                          0.17%                                  0.22%

                                   [END CHART]

       Data represents the last Monday of each month. Ending date 3/27/17.

The graph tracks the USAA California Money Market Fund's seven-day yield against an average of money market fund yields of all state-specific and retail state tax-free and municipal money funds calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/17 o
                                (% of Net Assets)

Hospital ................................................................... 22.9%
Appropriated Debt .......................................................... 12.5%
General Obligation ......................................................... 11.4%
Education .................................................................. 10.3%
Water/Sewer Utility ........................................................  6.2%
Real Estate Tax/Fee ........................................................  5.5%
Electric/Gas Utilities .....................................................  4.2%
Real Estate Development ....................................................  4.1%
Buildings ..................................................................  4.0%
Toll Roads .................................................................  3.9%

                           o PORTFOLIO MIX - 3/31/17 o

                     [PIE CHART OF PORTFOLIO MIX - 3/31/17]

VARIABLE-RATE DEMAND NOTES                                                 85.7%
FIXED-RATE INSTRUMENTS                                                     11.0%
ADJUSTABLE-RATE NOTES                                                       3.3%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-15.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                  [CHART OF CUMULATIVE PERFORMANCE OF $10,000]

                                                                    USAA CALIFORNIA
                                                                      MONEY MARKET
                                                                          FUND
03/31/07                                                              $10,000.00
04/30/07                                                               10,026.00
05/31/07                                                               10,055.00
06/30/07                                                               10,082.00
07/31/07                                                               10,108.00
08/31/07                                                               10,139.00
09/30/07                                                               10,164.00
10/31/07                                                               10,191.00
11/30/07                                                               10,218.00
12/31/07                                                               10,244.00
01/31/08                                                               10,267.00
02/29/08                                                               10,286.00
03/31/08                                                               10,310.00
04/30/08                                                               10,328.00
05/31/08                                                               10,348.00
06/30/08                                                               10,362.00
07/31/08                                                               10,376.00
08/31/08                                                               10,392.00
09/30/08                                                               10,420.00
10/31/08                                                               10,452.00
11/30/08                                                               10,465.00
12/31/08                                                               10,479.00
01/31/09                                                               10,487.00
02/28/09                                                               10,493.00
03/31/09                                                               10,500.00
04/30/09                                                               10,506.00
05/31/09                                                               10,513.00
06/30/09                                                               10,516.00
07/31/09                                                               10,518.00
08/31/09                                                               10,519.00
09/30/09                                                               10,521.00
10/31/09                                                               10,521.00
11/30/09                                                               10,522.00
12/31/09                                                               10,525.00
01/31/10                                                               10,525.00
02/28/10                                                               10,525.00
03/31/10                                                               10,525.00
04/30/10                                                               10,525.00
05/31/10                                                               10,526.00
06/30/10                                                               10,526.00
07/31/10                                                               10,526.00
08/31/10                                                               10,526.00
09/30/10                                                               10,526.00
10/31/10                                                               10,526.00
11/30/10                                                               10,526.00
12/31/10                                                               10,527.00
01/31/11                                                               10,527.00
02/28/11                                                               10,527.00
03/31/11                                                               10,527.00
04/30/11                                                               10,527.00
05/31/11                                                               10,527.00
06/30/11                                                               10,527.00
07/31/11                                                               10,527.00
08/31/11                                                               10,528.00
09/30/11                                                               10,528.00
10/31/11                                                               10,528.00
11/30/11                                                               10,528.00
12/31/11                                                               10,528.00
01/31/12                                                               10,530.00
02/29/12                                                               10,530.00
03/31/12                                                               10,530.00
04/30/12                                                               10,530.00
05/31/12                                                               10,530.00
06/30/12                                                               10,530.00
07/31/12                                                               10,530.00
08/31/12                                                               10,530.00
09/30/12                                                               10,530.00
10/31/12                                                               10,531.00
11/30/12                                                               10,531.00
12/31/12                                                               10,531.00
01/31/13                                                               10,531.00
02/28/13                                                               10,531.00
03/31/13                                                               10,531.00
04/30/13                                                               10,531.00
05/31/13                                                               10,531.00
06/30/13                                                               10,532.00
07/31/13                                                               10,532.00
08/31/13                                                               10,532.00
09/30/13                                                               10,532.00
10/31/13                                                               10,532.00
11/30/13                                                               10,532.00
12/31/13                                                               10,533.00
01/31/14                                                               10,533.00
02/28/14                                                               10,533.00
03/31/14                                                               10,533.00
04/30/14                                                               10,533.00
05/31/14                                                               10,533.00
06/30/14                                                               10,533.00
07/31/14                                                               10,534.00
08/31/14                                                               10,534.00
09/30/14                                                               10,534.00
10/31/14                                                               10,534.00
11/30/14                                                               10,534.00
12/31/14                                                               10,535.00
01/31/15                                                               10,535.00
02/28/15                                                               10,535.00
03/31/15                                                               10,535.00
04/30/15                                                               10,535.00
05/31/15                                                               10,535.00
06/30/15                                                               10,535.00
07/31/15                                                               10,535.00
08/31/15                                                               10,535.00
09/30/15                                                               10,536.00
10/31/15                                                               10,536.00
11/30/15                                                               10,536.00
12/31/15                                                               10,545.00
01/31/16                                                               10,545.00
02/29/16                                                               10,545.00
03/31/16                                                               10,545.00
04/30/16                                                               10,545.00
05/31/16                                                               10,545.00
06/30/16                                                               10,545.00
07/31/16                                                               10,545.00
08/31/16                                                               10,546.00
09/30/16                                                               10,569.00
10/31/16                                                                10570.00
11/30/16                                                                10570.00
12/31/16                                                                10574.00
01/31/17                                                                10575.00
02/28/17                                                                10575.00
03/31/17                                                                10576.00

                                   [END CHART]

                       Data from 3/31/07 through 3/31/17.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA California Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

8  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                           NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                              FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara               9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.           9,714,117,381                 352,502,522
Jefferson C. Boyce               9,717,710,105                 348,909,798
Dawn M. Hawley                   9,714,577,808                 352,042,095
Paul L. McNamara                 9,668,206,065                 398,413,838
Richard Y. Newton III            9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.        9,715,801,431                 350,818,472
Michael F. Reimherr              9,711,558,498                 355,061,405

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2017:

                TAX-EXEMPT                   LONG-TERM CAPITAL
                INCOME(1,3)                GAIN DISTRIBUTIONS(2)
               -------------------------------------------------
                   100%                          $571,000
               -------------------------------------------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

(3) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

10  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CALIFORNIA MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA California Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA California Money Market Fund at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 25, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    ADJUSTABLE-RATE NOTES - Similar to VRDNs in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

     ABAG     Association of Bay Area Governments
     IDA      Industrial Development Authority/Agency
     USD      Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

================================================================================

12  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, the USAA Mutual Funds Trust's Board of Trustees (the Board), must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Deutsche Bank A.G., Barclays Bank plc, or JPMorgan Chase & Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

INVESTMENTS

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              VARIABLE-RATE DEMAND NOTES (85.7%)

              CALIFORNIA (85.7%)
$11,100       ABAG Finance Auth. for Nonprofit Corps.
                (LOC - Citigroup Inc.)                                         0.87%       8/01/2035       $    11,100
  3,700       Alameda County IDA (LOC - BNP Paribas)                           1.01       12/01/2040             3,700
  4,600       Alameda County IDA (LOC - Comerica Bank N.A.)                    1.04       12/01/2040             4,600
  7,000       Antioch USD (LIQ) (LOC - Deutsche Bank A.G.)(a)                  1.06        8/01/2047             7,000
  9,400       Bay Area Toll Auth. (LOC - Mitsubishi
                UFJ Financial Group Inc.)                                      0.88        4/01/2045             9,400
  4,865       Chino Basin Regional Financing Auth.
                (LOC - Sumitomo Mitsui Banking Corp.)                          0.87        6/01/2032             4,865
 10,000       Enterprise Dev. Auth. (LOC - Federal Home
                Loan Bank of San Francisco)(a)                                 1.01       12/01/2042            10,000
 14,950       Health Facilities Financing Auth.
                (LOC - Mizuho Corporate Bank Ltd.)                             0.92        7/01/2033            14,950
  8,800       Health Facilities Financing Auth. (LIQ)
                (LOC - Barclays Bank PLC)(a)                                   0.99        3/01/2042             8,800
  4,765       Infrastructure and Economic Dev. Bank (LOC -
                Federal Home Loan Bank of San Francisco)(a)                    0.93       12/01/2040             4,765
  6,400       Irvine (LOC - Sumitomo Mitsui Banking Corp.)                     0.85        9/02/2025             6,400
  7,905       Irvine (LOC - Sumitomo Mitsui Banking Corp.)                     0.85        9/02/2032             7,905
    992       Irvine (LOC - Sumitomo Mitsui Banking Corp.)                     0.85        9/02/2050               992
 10,000       Livermore (LOC - U.S. Bancorp)                                   0.88       10/01/2030            10,000
  6,085       Los Angeles (LOC - U.S. Bancorp)                                 0.84        8/01/2035             6,085
    800       Novato (LOC - BNP Paribas)                                       0.98       10/01/2032               800
 11,570       Pasadena (LOC - Bank of America Corp.)                           0.88        2/01/2035            11,570
  3,200       Pollution Control Financing Auth.
                (LOC - BNP Paribas)                                            0.90       11/01/2019             3,200
  3,750       Pollution Control Financing Auth.
                (LOC - Mizuho Corporate Bank Ltd.)                             0.88       11/01/2026             3,750
  1,435       Pollution Control Financing Auth.
                (LOC - Comerica Bank N.A.)                                     1.01       12/01/2030             1,435
  5,985       Rancho Water District (LOC - Wells Fargo & Co.)                  0.83        9/01/2028             5,985
  8,700       Riverside (LOC - Bank of America Corp.)                          0.88        3/01/2037             8,700
  9,700       Riverside County Asset Leasing Corps.
                (LOC - Wells Fargo & Co.)                                      0.89       11/01/2032             9,700
 10,100       Riverside Electric Public Utilities
                (LOC - Barclays Bank PLC)                                      0.84       10/01/2029            10,100
  6,050       San Diego County (LOC - Comerica Bank N.A.)                      0.97        1/01/2023             6,050
  3,200       San Diego County (LOC - Wells Fargo & Co.)                       0.91        9/01/2030             3,200
  2,500       State (LOC - U.S. Bancorp)                                       0.89        5/01/2033             2,500

================================================================================

14  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
$ 5,000       State (LOC - State Street Bank and Trust Co.)                    0.89%       5/01/2034       $     5,000
  4,805       Statewide Communities Dev. Auth. (LIQ)(a)                        1.11       10/01/2020             4,805
  7,950       Statewide Communities Dev. Auth.
               (LOC - Comerica Bank N.A.)                                      0.97       12/01/2024             7,950
  4,000       Statewide Communities Dev. Auth.                                 0.90        4/01/2038             4,000
  4,100       Statewide Communities Dev. Auth. (LOC - Federal
               Home Loan Bank of Des Moines) (LOC - Federal
               Home Loan Bank of San Francisco)                                0.96        3/01/2057             4,100
  3,460       Statewide Communities Dev. Auth.
               (LOC - Comerica Bank N.A.)                                      1.00        3/01/2057             3,460
                                                                                                           -----------
                                                                                                               206,867
                                                                                                           -----------
              Total Variable-Rate Demand Notes (cost: $206,867)                                                206,867
                                                                                                           -----------

              FIXED-RATE INSTRUMENTS (11.0%)

              CALIFORNIA (11.0%)
 10,000       San Diego County Water Auth.                                     0.73        4/10/2017            10,000
  5,000       State (LOC - U.S. Bancorp)                                       0.79        6/06/2017             5,000
 11,600       Statewide Communities Dev. Auth.                                 0.88        6/08/2017            11,600
                                                                                                           -----------
                                                                                                                26,600
                                                                                                           -----------
              Total Fixed-Rate Instruments (cost: $26,600)                                                      26,600
                                                                                                           -----------

              ADJUSTABLE-RATE NOTES (3.3%)

              CALIFORNIA (3.3%)
  8,000       Golden Empire Schools Financing Auth. (cost: $8,000)             1.41(b)     5/01/2017             8,000
                                                                                                           -----------

              TOTAL INVESTMENTS (COST: $241,467)                                                              $241,467
                                                                                                           ===========

----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1                 LEVEL 2               LEVEL 3                  TOTAL
----------------------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                     $-                $206,867                    $-               $206,867
Fixed-Rate Instruments                          -                  26,600                     -                 26,600
Adjustable-Rate Notes                           -                   8,000                     -                  8,000
----------------------------------------------------------------------------------------------------------------------
Total                                          $-                $241,467                    $-               $241,467
----------------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The cost of securities at March 31, 2017, for federal income tax purposes, was $241,467,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (b) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2017.

See accompanying notes to financial statements.

================================================================================

16  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                  $241,467
   Cash                                                                                       126
   Receivables:
      Capital shares sold                                                                     622
      Interest                                                                                181
                                                                                         --------
         Total assets                                                                     242,396
                                                                                         --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                 742
      Dividends on capital shares                                                               6
   Accrued management fees                                                                     66
   Other accrued expenses and payables                                                         59
                                                                                         --------
         Total liabilities                                                                    873
                                                                                         --------
            Net assets applicable to capital shares outstanding                          $241,523
                                                                                         ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $241,523
                                                                                         --------
            Net assets applicable to capital shares outstanding                          $241,523
                                                                                         ========
   Capital shares outstanding, no par value                                               241,516
                                                                                         ========
   Net asset value, redemption price, and offering price per share                       $   1.00
                                                                                         ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                       $1,694
                                                                                         ------
EXPENSES
   Management fees                                                                          878
   Administration and servicing fees                                                        278
   Transfer agent's fees                                                                    310
   Custody and accounting fees                                                              106
   Postage                                                                                   26
   Shareholder reporting fees                                                                17
   Trustees' fees                                                                            30
   Professional fees                                                                         95
   Other                                                                                     16
                                                                                         ------
      Total expenses                                                                      1,756
   Expenses reimbursed                                                                     (197)
                                                                                         ------
      Net expenses                                                                        1,559
                                                                                         ------
NET INVESTMENT INCOME                                                                       135
                                                                                         ------
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                        575
                                                                                         ------
   Increase in net assets resulting from operations                                      $  710
                                                                                         ======

See accompanying notes to financial statements.

================================================================================

18  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

---------------------------------------------------------------------------------------------------

                                                                          2017                 2016
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $     135            $      31
   Net realized gain on investments                                        575                  339
                                                                     ------------------------------
       Increase in net assets resulting from operations                    710                  370
                                                                     ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (135)                 (31)
   Net realized gains                                                     (655)                (259)
                                                                     ------------------------------
       Distributions to shareholders                                      (790)                (290)
                                                                     ------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                           241,463              211,269
   Reinvested dividends                                                    782                  288
   Cost of shares redeemed                                            (313,794)            (218,650)
                                                                     ------------------------------
       Decrease in net assets from capital share transactions          (71,549)              (7,093)
                                                                     ------------------------------
   Net decrease in net assets                                          (71,629)              (7,013)

NET ASSETS
   Beginning of year                                                   313,152              320,165
                                                                     ------------------------------
   End of year                                                       $ 241,523            $ 313,152
                                                                     ==============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                         241,463              211,269
   Shares issued for dividends reinvested                                  782                  288
   Shares redeemed                                                    (313,794)            (218,650)
                                                                     ------------------------------
       Decrease in shares outstanding                                  (71,549)              (7,093)
                                                                     ==============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA California Money Market Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes, with a further objective of preserving capital and maintaining liquidity.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services

================================================================================

20  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

    used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method. The Fund concentrates its investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund

================================================================================

22  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

    maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2017, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended March 31, 2017, the Fund paid CAPCO facility fees of $2,000, which represents 0.4% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2017, and 2016, was as follows:

                                                  2017                   2016
                                                -------------------------------
Ordinary income*                                $ 84,000               $ 76,000
Tax-exempt income                                135,000                 31,000
Long-term realized capital gain                  571,000                183,000
                                                --------               --------
     Total distributions paid                   $790,000               $290,000
                                                ========               ========

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of March 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                          $6,000

================================================================================

24  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended March 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue
Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA California Bond Fund and USAA California Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $878,000, resulting in an effective annualized management fee of 0.32% of the Fund's average net assets for the same period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $278,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2017, the Fund reimbursed the Manager $7,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Prior to June 1, 2016, the Fund paid transfer agent service fees based on an annual charge of $25.50 per shareholder account. For the year ended March 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $310,000.

D. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended March 31, 2017, the Fund incurred reimbursable expenses of $197,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

26  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED MARCH 31,
                                          --------------------------------------------------------------------------
                                              2017             2016           2015            2014              2013
                                          --------------------------------------------------------------------------
Net asset value at
 beginning of period                      $   1.00         $   1.00       $   1.00        $   1.00          $   1.00
                                          --------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income(a)                      .00              .00            .00             .00               .00
 Net realized and
  unrealized gain(a)                           .00              .00            .00             .00               .00
                                          --------------------------------------------------------------------------
Total from investment
 operations(a)                                 .00              .00            .00             .00               .00
                                          --------------------------------------------------------------------------
Less distributions from:
 Net investment income(a)                     (.00)            (.00)          (.00)           (.00)             (.00)
 Realized capital gains(a)                    (.00)            (.00)          (.00)           (.00)             (.00)
                                          --------------------------------------------------------------------------
Total distributions(a)                        (.00)            (.00)          (.00)           (.00)             (.00)
                                          --------------------------------------------------------------------------
Net asset value at
 end of period                            $   1.00         $   1.00       $   1.00        $   1.00          $   1.00
                                          ==========================================================================
Total return (%)*,(b)                          .29              .10            .02             .02               .01
Net assets at
  end of period (000)                     $241,523         $313,152       $320,165        $316,437          $329,421
Ratios to average
 net assets:**
 Expenses (%)(b),(c)                           .56              .09            .12             .18               .32
 Expenses, excluding
   reimbursements (%)(c)                       .63              .61            .60             .58               .57
 Net investment income (%)                     .05              .01            .01             .01               .01

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
**  For the year ended March 31, 2017, average net assets were $278,201,000.
(a) Represents less than $0.01 per share.
(b) The Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

28  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2016, through March 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                           BEGINNING                ENDING              DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE         OCTOBER 1, 2016 -
                                        OCTOBER 1, 2016          MARCH 31, 2017          MARCH 31, 2017
                                       -----------------------------------------------------------------
Actual                                     $1,000.00               $1,000.70                  $3.14

Hypothetical
 (5% return before expenses)                1,000.00                1,021.79                   3.18

* Expenses are equal to the Fund's annualized expense ratio of 0.63%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.07% for the six-month period of October 1, 2016, through March 31, 2017.

================================================================================

30  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                        TRUSTEES' AND OFFICERS' INFORMATION | 31

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

32  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

34  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton would bring to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

36  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

38  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40861-0517                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA GLOBAL EQUITY INCOME FUND]

  =============================================================

        ANNUAL REPORT
        USAA GLOBAL EQUITY INCOME FUND
        FUND SHARES o INSTITUTIONAL SHARES
        MARCH 31, 2017

  =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE CONCENTRATED IN PARTICULAR
ASSET CLASSES COULD BE CARRYING MORE RISK IN        [PHOTO OF BROOKS ENGLEHARDT]
THEIR PORTFOLIOS THAN THEY REALIZE."

--------------------------------------------------------------------------------

MAY 2017

Diversification is a good idea, especially when you do not know what will happen next. When it comes to the financial markets, no one knows what will happen next. For example, stocks dipped just before the November 8, 2016 U.S. presidential election, as investors digested the possibility that Donald Trump might be elected president. Some market experts predicted a continued decline if he was victorious. Instead, stocks rallied. The story was similar in the bond market. Longer-term yields edged down ahead of the election, but then rose afterwards. Investors seemed to believe that President Trump's plans for increased infrastructure spending, reduced regulation, and tax reform would boost economic growth. Stronger economic growth could also increase inflation, which might lead the Federal Reserve (the Fed) to consider accelerating short-term interest rate increases.

Until March 2017, stock investors appeared to react favorably to the new administration's promises of fiscal stimulus and regulatory rollbacks, while discounting possible negative outcomes, such as legislative resistance or trade obstacles. But when the Republicans canceled a vote on the repeal of the Affordable Care Act and congressional divisions were revealed, doubts were raised about the timeline for a tax overhaul, regulatory reform, and an infrastructure deal. Investors rotated out of so-called "Trump trade" stocks, such as banks and industrials, and into growth-oriented information technology companies.

In the bond market, investors had been somewhat more skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve following the election. Longer-term U.S. Treasury yields rose, but they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the federal funds target rate in December 2016 and again in March 2017. At the end of the reporting period, the rate ranged between 0.75% and 1.00%.) We believe the bond market also may have considered government policy-related expectations to be too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure, less reason for the Fed to raise interest rates quickly, and less justification for lofty stock

================================================================================

================================================================================

valuations. During the reporting period overall, U.S. Treasury bond prices fell. (Bond prices and yields move in opposite directions.)

The tax-exempt bond market, in keeping with its historical tendency, followed the U.S. Treasury market. However, supply-and-demand dynamics also had an impact on the municipal bond market. At USAA Investments, we are keeping a close eye on possible changes in tax rates and policies. For example, if the government cuts income taxes, the taxable-equivalent yields of municipal securities would likely become less attractive, and this could potentially affect demand. Another potential issue is infrastructure spending. The president's promise to boost infrastructure spending could also affect municipal securities, the traditional source of funding for such initiatives. However, President Trump seems to be exploring other sources of funding, so it is not clear whether the supply of municipal bonds would expand as a result of his initiative. These unknowns might create some volatility in the municipal bond market, which could temporarily depress prices and boost yields. That said, volatility can also create buying opportunities. USAA's tax-exempt investment team will continue to focus on income and look for investments that have the potential to provide higher yields for our shareholders.

In this environment, diversification can potentially help you protect your portfolio against adverse market conditions or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management. Investors who are concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This also applies to investors who think they're diversified--because U.S. stocks have outperformed for some time, their weighting within a portfolio might have grown too large and might need to be rebalanced. We encourage you to speak with one of our financial advisors, who can help you review your portfolio and align your allocations with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead your team of portfolio managers will continue to stay abreast of changing political, economic, and market conditions as they strive to meet your investment expectations. From everyone at USAA Investments, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            7

SHAREHOLDER VOTING RESULTS                                                    13

FINANCIAL INFORMATION

   Distributions to Shareholders                                              14

   Report of Independent Registered
     Public Accounting Firm                                                   15

   Portfolio of Investments                                                   16

   Notes to Portfolio of Investments                                          22

   Financial Statements                                                       23

   Notes to Financial Statements                                              27

EXPENSE EXAMPLE                                                               43

TRUSTEES' AND OFFICERS' INFORMATION                                           45

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

231002-0517

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GLOBAL EQUITY INCOME FUND (THE FUND) SEEKS TOTAL RETURN
WITH AN EMPHASIS ON CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities. This 80% policy may be changed upon at least 60 days' written notice to shareholders. The Fund's equity investments may include common stocks, depositary receipts, real estate investment trusts (REITs), other investment companies, including exchange-traded funds (ETFs), master limited partnerships (MLPs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund will invest primarily in global equity securities with an emphasis on companies that the Fund's management believes have attractive dividend policies and/or those with the potential to grow their dividends. Under normal circumstances, the Fund expects to invest at least 40% of its assets in foreign securities (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets in foreign securities).

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    STEPHAN KLAFFKE, CFA*
    DAN DENBOW, CFA
    JOHN P. TOOHEY, CFA

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Entering the reporting period ended March 31, 2017, global equity markets faced ongoing concerns around weak global growth. However, investor sentiment was supported by the favorable policies pursued by central banks globally. The Bank of Japan and the European Central Bank both maintained short-term interest rates below zero, pushing government bond yields into negative territory across a number of overseas developed markets. In the United States, U.S. Treasury yields remained at low levels all along the curve due to growth concerns and as investors viewed the Federal Reserve
    (Fed) as likely to pursue a more extended than originally planned timetable with respect to normalizing its benchmark short-term lending rate. With bonds offering little attraction, many investors viewed stocks as a more compelling alternative, and the global search for yield fueled outperformance for dividend-paying stocks.

    In late June 2016, markets were rocked by the surprise result of the United Kingdom's referendum on leaving the European Union (commonly referred to as "Brexit"). In the wake of Brexit, U.S. Treasury yields dipped from already low levels on a flight-to-safety trade. However, sentiment quickly stabilized as investors put into perspective the likely impact of Brexit on global growth. In September 2016, rising speculation regarding the potential for the Fed to raise interest rates before year-end led to a shift in market leadership away from "bond surrogates" and boosted financial stocks.

    *Effective May 10, 2017, Stephan Klaffke is no longer co-managing the Fund.

================================================================================

2  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    Stocks began an extended rally following the November 2016 U.S. elections, which left Republicans in control of the White House and both houses of Congress. Investors anticipated pro-growth policies from the new administration including lower taxes and reduced regulation. U.S. Treasury yields spiked in the immediate wake of the election and continued to trend higher in the following weeks until stabilizing around year-end. Equities continued to strengthen into 2017, before softening going into March 2017 as the Fed caught markets off-guard by signaling an interest rate increase at its next meeting. The struggle and ultimate failure of the Republicans to repeal and replace the Affordable Care Act also dampened investor sentiment as it called into question the party's ability to implement the rest of its agenda.

o HOW DID THE USAA GLOBAL EQUITY INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended March 31, 2017, the Fund Shares and Institutional Shares had a total return of 13.33% and 13.49%, respectively. This compares to returns of 11.54% for the MSCI World High Dividend Yield Index (the Index) and 10.72% for the Lipper Global Equity Income Funds Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    The Fund focuses on income-oriented equities globally, and will normally have roughly equal weights in U.S. and international stocks,

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    although this will vary to some degree depending on where we see the better value. In selecting stocks, we emphasize not only the current dividend but also a company's ability to grow its dividend. As a result, the average current dividend of companies held by the Fund will generally be somewhat lower than the benchmark. However, our view is that a focus on dividend growers should provide an improved total return profile as we invest within the global dividend stock universe.

    For the reporting period ended March 31, 2017, stock selection was the principal factor in the Fund's performance relative to its benchmark. In particular, stock selection was positive within financials and information technology, while stock selection within, and an underweight position to, consumer staples also added to relative performance. Conversely, an overweight position to energy detracted, as did stock selection within industrials and an underweight position to the real estate sector.

    In terms of individual holdings, leading positive contributors included global industrial conglomerate Siemens AG (Siemens), which benefitted from a stabilizing Chinese economy and strong order backlog. The company also announced its intention to do an initial public offering (IPO) of its healthcare business in late 2017. Huntsman Corp. (Huntsman), a commodity chemical products manufacturer, was another strong performer. As with other commodity companies, Huntsman benefitted from the reflation trend. In particular, pricing for their TiO2, a paint pigment, has experienced a significant improvement, and the company reportedly plans a spin-off of the TiO2 business later in 2017. Australia and New Zealand Banking Group Ltd., an international banking concern, also outperformed. While low global interest rates have been a headwind for banks, its management appears to be focused on cost containment, exiting its sub-scale Asia retail franchise business, defending the dividend, and buying back shares. The stock market seemed to react positively to these corporate moves. Finally, Johnson & Johnson is a manufacturer of medical devices, consumer products, and pharmaceuticals. The pharmaceutical division performed better than Wall Street expected, and the market has focused on the company's strong drug pipeline as driving future earnings growth. In addition,

================================================================================

4  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    management has appeared to strengthened the company's consumer product division through acquisitions and improving profit margins, while the company's medical device division has new management which is emphasizing higher margin technology products and divesting lower margin commodity products.

    On the downside, Kingfisher plc (Kingfisher), an international home improvement company operating in the United Kingdom and Europe, was a straggler. While the company met or exceeded all of its 2016 stated goals, investors have been focused on a potential macro slowdown in housing as result of Brexit and a potential negative outcome from the French elections. As a result, the stock market has become skeptical as to whether Kingfisher's management can deliver on its stated 2017 and 2018 goals. Industrial conglomerate General Electric Co. (GE) has seen its stock underperform in recent quarters as the market digests the company's massive business transformation. Over the past year, GE has reduced its financial services exposure by exiting GE Capital and acquired more industrial exposure by purchasing French railway vehicle and signaling manufacturer Alstom. We believe the stock will ultimately be rewarded as GE continues its transformation into a pure play industrial company and its financial reporting becomes more transparent. Occidental Petroleum Corp. is an international oil & gas company with chemical operations. Its stock underperformed in the wake of the company's $2 billion bolt-on acquisition in the Permian oil and gas basin. Investors believed that the company overpaid for the acreage and could be forced to cut its dividend. The acquisition was the first move by the new CEO, a former petroleum engineer, and while it was disliked by Wall Street, we believe management has unique insight into the value of the holding. In addition, the company has many levers to pull to maintain the dividend as oil prices recover. Finally, biopharmaceutical company Gilead Sciences, Inc. (Gilead) has faced increased price competition, and election year debate around drug pricing further undermined sentiment with respect to its shares. We believe Gilead's stock is currently undervalued based on the company's drug pipeline and

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    potential capital allocation moves, and therefore, have maintained the position.

    As always, the direction of global markets will ultimately be determined by the economic outlook and how that translates to corporate earnings. A number of factors have the potential to drive equity market volatility in the near future. Investors will be watching headlines around U.S. politics and the Republicans' ability or inability to enact economic policy, Fed action or inaction on rates, and the degree to which populist/nationalist parties make gains in upcoming elections in France and Germany.

    On a long-term basis, we believe that focusing on quality companies with attractive valuations and dividend income is a sound strategy from a total return perspective. In the shorter time frame, a focus on dividends may help provide a degree of stability against a backdrop of economic uncertainty, relatively full equity valuations and potential market volatility.

    Thank you for allowing us to assist you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Dividends are not guaranteed. In any year, dividends may be higher, lower, or not paid at all.

================================================================================

6  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA GLOBAL EQUITY INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: UGEIX)

--------------------------------------------------------------------------------
                                               3/31/17             3/31/16
--------------------------------------------------------------------------------
Net Assets                                  $85.8 Million       $42.1 Million
Net Asset Value Per Share                      $10.42               $9.39

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/17
--------------------------------------------------------------------------------
   1 YEAR                                             SINCE INCEPTION 8/7/15
    13.33%                                                    4.34%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 8/1/16*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT      1.38%              AFTER REIMBURSEMENT      1.21%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios are reported in the Fund's prospectus dated August 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.20% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Trust's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2017. If the total annual operating expense ratio of the Fund Shares is lower than 1.20%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     MSCI WORLD            LIPPER GLOBAL           USAA GLOBAL
                    HIGH DIVIDEND          EQUITY INCOME          EQUITY INCOME
                     YIELD INDEX            FUNDS INDEX            FUND SHARES
07/31/15             $10,000.00             $10,000.00             $10,000.00
08/31/15               9,398.61               9,429.12               9,350.00
09/30/15               9,159.15               9,182.62               9,030.00
10/31/15               9,866.73               9,759.31               9,650.00
11/30/15               9,719.34               9,676.75               9,510.00
12/31/15               9,581.12               9,537.00               9,316.00
01/31/16               9,247.14               9,219.54               8,935.00
02/29/16               9,312.39               9,183.69               8,915.00
03/31/16               9,942.16               9,733.62               9,465.00
04/30/16              10,142.82               9,820.25               9,707.00
05/31/16              10,143.87               9,878.12               9,737.00
06/30/16              10,238.75               9,921.61               9,848.00
07/31/16              10,487.05              10,203.27              10,062.00
08/31/16              10,429.82              10,165.14              10,011.00
09/30/16              10,504.33              10,192.32              10,042.00
10/31/16              10,191.50               9,952.40               9,797.00
11/30/16              10,176.77              10,003.44               9,818.00
12/31/16              10,470.97              10,224.07              10,128.00
01/31/17              10,611.22              10,382.61              10,261.00
02/28/17              10,934.19              10,645.94              10,538.00
03/31/17              11,089.82              10,777.54              10,727.00

                                   [END CHART]

                       Data from 7/31/15 through 3/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Equity Income Fund Shares to the following benchmarks:

o The unmanaged MSCI World High Dividend Yield Index is a free float-adjusted market capitalization weighed index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Lipper Global Equity Income Funds Index which measures the Fund's performance to that of the Lipper Global Equity Income Funds category.

*The performance of the Lipper Global Equity Income Funds Index and the MSCI World High Dividend Yield Index is calculated from the end of the month, July 31, 2015, while the inception date of the Fund Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

USAA GLOBAL EQUITY INCOME FUND INSTITUTIONAL
SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIGEX)

--------------------------------------------------------------------------------
                                         3/31/17                    3/31/16
--------------------------------------------------------------------------------
Net Assets                            $5.2 Million               $4.7 Million
Net Asset Value Per Share                $10.43                      $9.39

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 8/7/15
    13.49%                                                     4.45%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 8/1/16*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        1.80%           AFTER REIMBURSEMENT      1.11%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios are reported in the Fund's prospectus dated August 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Trust's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2017. If the total annual operating expense ratio of the Institutional Shares is lower than 1.10%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      MSCI WORLD       LIPPER GLOBAL    USAA GLOBAL EQUITY
                    HIGH DIVIDEND      EQUITY INCOME       INCOME FUND
                     YIELD INDEX        FUNDS INDEX    INSTITUTIONAL SHARES
07/31/15             $10,000.00         $10,000.00          $10,000.00
08/31/15               9,398.61           9,429.12            9,350.00
09/30/15               9,159.15           9,182.62            9,030.00
10/31/15               9,866.73           9,759.31            9,660.00
11/30/15               9,719.34           9,676.75            9,520.00
12/31/15               9,581.12           9,537.00            9,323.00
01/31/16               9,247.14           9,219.54            8,942.00
02/29/16               9,312.39           9,183.69            8,912.00
03/31/16               9,942.16           9,733.62            9,468.00
04/30/16              10,142.82           9,820.25            9,710.00
05/31/16              10,143.87           9,878.12            9,750.00
06/30/16              10,238.75           9,921.61            9,858.00
07/31/16              10,487.05          10,203.27           10,072.00
08/31/16              10,429.82          10,165.14           10,031.00
09/30/16              10,504.33          10,192.32           10,052.00
10/31/16              10,191.50           9,952.40            9,807.00
11/30/16              10,176.77          10,003.44            9,827.00
12/31/16              10,470.97          10,224.07           10,147.00
01/31/17              10,611.22          10,382.61           10,281.00
02/28/17              10,934.19          10,645.94           10,558.00
03/31/17              11,089.82          10,777.54           10,745.00

                                   [END CHART]

                       Data from 7/31/15 through 3/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Equity Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the MSCI World High Dividend Yield Index and the Lipper Global Equity Income Funds Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

                         o TOP 10 HOLDINGS* - 3/31/17 o
                                (% of Net Assets)

Siemens AG .............................................................   3.0%
Procter & Gamble Co. ...................................................   2.8%
Unilever N.V. ..........................................................   2.7%
Pfizer, Inc. ...........................................................   2.6%
Nestle S.A. ............................................................   2.6%
Merck & Co., Inc. ......................................................   2.4%
Exxon Mobil Corp. ......................................................   2.3%
Cisco Systems, Inc. ....................................................   2.2%
Novartis AG ............................................................   2.2%
Johnson & Johnson ......................................................   2.0%

                                   [END CHART]

You will find a complete list of securities that the Fund owns on pages 16-21.

*Does not include money market instruments.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o ASSET ALLOCATION - 3/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

HEALTH CARE                                                               15.6%
CONSUMER STAPLES                                                          14.9%
ENERGY                                                                    10.3%
FINANCIALS                                                                10.2%
INDUSTRIALS                                                               10.0%
INFORMATION TECHNOLOGY                                                     9.3%
UTILITIES                                                                  7.8%
MONEY MARKET INSTRUMENTS                                                   5.9%
TELECOMMUNICATION SERVICES                                                 5.7%
CONSUMER DISCRETIONARY                                                     5.1%
MATERIALS                                                                  4.4%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 16-21.

================================================================================

12  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------
TRUSTEES                           FOR                    VOTES WITHHELD
--------------------------------------------------------------------------
Daniel S. McNamara            9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.        9,714,117,381                 352,502,522
Jefferson C. Boyce            9,717,710,105                 348,909,798
Dawn M. Hawley                9,714,577,808                 352,042,095
Paul L. McNamara              9,668,206,065                 398,413,838
Richard Y. Newton III         9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.     9,715,801,431                 350,818,472
Michael F. Reimherr           9,711,558,498                 355,061,405

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2017:

                   DIVIDEND RECEIVED
                  DEDUCTION (CORPORATE          QUALIFIED INTEREST
                    SHAREHOLDERS)(1)                  INCOME
                  ------------------------------------------------
                         69.50%                      $12,000
                  ------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended March 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GLOBAL EQUITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Global Equity Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Global Equity Income Fund at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 25, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2017

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (93.3%)
              COMMON STOCKS (93.3%)

              CONSUMER DISCRETIONARY (5.1%)
              -----------------------------
              ADVERTISING (0.4%)
      4,130   Omnicom Group, Inc.                                                           $   356
                                                                                            -------
              AUTO PARTS & EQUIPMENT (0.4%)
      9,800   Magna International, Inc.                                                         423
                                                                                            -------
              AUTOMOBILE MANUFACTURERS (1.4%)
     11,450   Daimler AG                                                                        845
     34,700   Ford Motor Co.                                                                    404
                                                                                            -------
                                                                                              1,249
                                                                                            -------
              CABLE & SATELLITE (0.8%)
     57,520   Sky plc                                                                           703
                                                                                            -------
              CASINOS & GAMING (0.5%)
      7,800   Las Vegas Sands Corp.                                                             445
                                                                                            -------
              HOME IMPROVEMENT RETAIL (0.9%)
    207,510   Kingfisher plc                                                                    848
                                                                                            -------
              HOTELS, RESORTS & CRUISE LINES (0.5%)
      7,640   Carnival Corp.                                                                    450
                                                                                            -------
              RESTAURANTS (0.2%)
      1,680   McDonald's Corp.                                                                  218
                                                                                            -------
              Total Consumer Discretionary                                                    4,692
                                                                                            -------
              CONSUMER STAPLES (14.9%)
              ------------------------
              HOUSEHOLD PRODUCTS (2.8%)
     28,840   Procter & Gamble Co.                                                            2,591
                                                                                            -------
              HYPERMARKETS & SUPER CENTERS (1.0%)
     12,430   Wal-Mart Stores, Inc.                                                             896
                                                                                            -------
              PACKAGED FOODS & MEAT (3.1%)
     11,210   B&G Foods, Inc.                                                                   451
     30,770   Nestle S.A.                                                                     2,361
                                                                                            -------
                                                                                              2,812
                                                                                            -------

================================================================================

16  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              PERSONAL PRODUCTS (2.7%)
     49,050   Unilever N.V.                                                                 $ 2,437
                                                                                            -------
              SOFT DRINKS (2.0%)
     22,880   Coca-Cola Co.                                                                     971
      7,895   PepsiCo, Inc.                                                                     883
                                                                                            -------
                                                                                              1,854
                                                                                            -------
              TOBACCO (3.3%)
      9,260   Altria Group, Inc                                                                 661
     13,070   British American Tobacco plc                                                      868
     10,970   Imperial Tobacco Group plc                                                        532
      8,040   Philip Morris International, Inc.                                                 908
                                                                                            -------
                                                                                              2,969
                                                                                            -------
              Total Consumer Staples                                                         13,559
                                                                                            -------
              ENERGY (10.3%)
              --------------
              INTEGRATED OIL & GAS (7.6%)
     25,710   Exxon Mobil Corp.                                                               2,108
     44,720   Galp Energia SGPS S.A.                                                            679
     23,310   Occidental Petroleum Corp.                                                      1,477
     33,594   Royal Dutch Shell plc "A"                                                         882
     34,820   Total S.A.                                                                      1,761
                                                                                            -------
                                                                                              6,907
                                                                                            -------
              OIL & GAS DRILLING (0.5%)
      6,450   Helmerich & Payne, Inc.                                                           429
                                                                                            -------
              OIL & GAS EQUIPMENT & SERVICES (0.5%)
      5,530   Schlumberger Ltd.                                                                 432
                                                                                            -------
              OIL & GAS EXPLORATION & PRODUCTION (1.2%)
      9,600   ConocoPhillips                                                                    479
     31,700   Peyto Exploration & Development Corp.                                             652
                                                                                            -------
                                                                                              1,131
                                                                                            -------
              OIL & GAS REFINING & MARKETING (0.5%)
     15,100   Keyera Corp.                                                                      443
                                                                                            -------
              Total Energy                                                                    9,342
                                                                                            -------
              FINANCIALS (10.2%)
              ------------------
              CONSUMER FINANCE (0.7%)
     19,615   Synchrony Financial                                                               673
                                                                                            -------
              DIVERSIFIED BANKS (6.1%)
     36,330   Australia and New Zealand Banking Group Ltd.                                      883
      5,650   Bank of Montreal                                                                  422

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
      9,830   Canadian Imperial Bank of Commerce                                            $   847
     64,340   DBS Group Holdings Ltd.                                                           892
    106,300   HSBC Holdings plc                                                                 867
      7,100   JPMorgan Chase & Co.                                                              624
     14,270   Royal Bank of Canada                                                            1,040
                                                                                            -------
                                                                                              5,575
                                                                                            -------
              MULTI-LINE INSURANCE (2.0%)
      2,400   Allianz SE                                                                        445
     51,300   AXA S.A.                                                                        1,327
                                                                                            -------
                                                                                              1,772
                                                                                            -------
              PROPERTY & CASUALTY INSURANCE (0.5%)
     10,900   XL Group Ltd.                                                                     435
                                                                                            -------
              REGIONAL BANKS (0.4%)
      3,110   PNC Financial Services Group, Inc.                                                374
                                                                                            -------
              REINSURANCE (0.5%)
      4,800   Swiss Re AG                                                                       431
                                                                                            -------
              Total Financials                                                                9,260
                                                                                            -------
              HEALTH CARE (15.6%)
              -------------------
              BIOTECHNOLOGY (2.3%)
     26,920   AbbVie, Inc.                                                                    1,754
      5,090   Gilead Sciences, Inc.                                                             346
                                                                                            -------
                                                                                              2,100
                                                                                            -------
              HEALTH CARE EQUIPMENT (0.7%)
      8,480   Medtronic plc                                                                     683
                                                                                            -------
              PHARMACEUTICALS (12.6%)
     46,400   GlaxoSmithKline plc                                                               965
     14,680   Johnson & Johnson                                                               1,829
     34,230   Merck & Co., Inc.                                                               2,175
     26,700   Novartis AG                                                                     1,982
     70,280   Pfizer, Inc.                                                                    2,404
      7,030   Roche Holding AG                                                                1,795
      3,400   Sanofi                                                                            307
                                                                                            -------
                                                                                             11,457
                                                                                            -------
              Total Health Care                                                              14,240
                                                                                            -------
              INDUSTRIALS (10.0%)
              -------------------
              AEROSPACE & DEFENSE (1.2%)
     55,090   BAE Systems plc                                                                   443
      2,600   Lockheed Martin Corp.                                                             696
                                                                                            -------
                                                                                              1,139
                                                                                            -------

================================================================================

18  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              BUILDING PRODUCTS (0.5%)
     10,402   Johnson Controls International plc                                             $  438
                                                                                             ------
              CONSTRUCTION & ENGINEERING (1.5%)
     17,360   Vinci S.A.                                                                      1,376
                                                                                             ------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
      9,520   Eaton Corp. plc                                                                   706
                                                                                             ------
              ENVIRONMENTAL & FACILITIES SERVICES (0.5%)
      7,600   Republic Services, Inc.                                                           477
                                                                                             ------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.5%)
      6,200   Adecco Group AG                                                                   441
                                                                                             ------
              INDUSTRIAL CONGLOMERATES (5.0%)
     60,298   General Electric Co.                                                            1,797
     20,080   Siemens AG                                                                      2,750
                                                                                             ------
                                                                                              4,547
                                                                                             ------
              Total Industrials                                                               9,124
                                                                                             ------
              INFORMATION TECHNOLOGY (9.3%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (2.2%)
     60,280   Cisco Systems, Inc.                                                             2,037
                                                                                             ------
              SEMICONDUCTORS (4.1%)
     42,350   Intel Corp.                                                                     1,527
      9,600   Maxim Integrated Products, Inc.                                                   432
     21,780   QUALCOMM, Inc.                                                                  1,249
      6,490   Texas Instruments, Inc.                                                           523
                                                                                             ------
                                                                                              3,731
                                                                                             ------
              SYSTEMS SOFTWARE (1.0%)
     13,570   Microsoft Corp.                                                                   894
                                                                                             ------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.0%)
     38,170   HP, Inc.                                                                          682
        350   Samsung Electronics Co. Ltd.                                                      645
      5,600   Western Digital Corp.                                                             462
                                                                                             ------
                                                                                              1,789
                                                                                             ------
              Total Information Technology                                                    8,451
                                                                                             ------
              MATERIALS (4.4%)
              ----------------
              COMMODITY CHEMICALS (0.6%)
      5,780   LyondellBasell Industries N.V. "A"                                                527
                                                                                             ------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              DIVERSIFIED CHEMICALS (2.2%)
      9,060   BASF SE                                                                        $  898
     10,260   Dow Chemical Co.                                                                  652
     19,500   Huntsman Corp.                                                                    478
                                                                                             ------
                                                                                              2,028
                                                                                             ------
              DIVERSIFIED METALS & MINING (0.9%)
     17,400   Rio Tinto Ltd.                                                                    804
                                                                                             ------
              PAPER PRODUCTS (0.2%)
      8,800   UPM-Kymmene Oyj                                                                   207
                                                                                             ------
              PRECIOUS METALS & MINERALS (0.5%)
     28,690   Goldcorp, Inc.                                                                    419
                                                                                             ------
              Total Materials                                                                 3,985
                                                                                             ------
              TELECOMMUNICATION SERVICES (5.7%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (2.7%)
     31,050   AT&T, Inc.                                                                      1,290
     12,060   Nippon Telegraph & Telephone Corp.                                                515
     93,530   Singapore Telecommunications Ltd.                                                 262
      8,780   Verizon Communications, Inc.                                                      428
                                                                                             ------
                                                                                              2,495
                                                                                             ------
              WIRELESS TELECOMMUNICATION SERVICES (3.0%)
     23,470   NTT DOCOMO, Inc.                                                                  546
     20,620   Rogers Communications, Inc.                                                       912
    475,110   Vodafone Group plc                                                              1,239
                                                                                             ------
                                                                                              2,697
                                                                                             ------
              Total Telecommunication Services                                                5,192
                                                                                             ------
              UTILITIES (7.8%)
              ----------------
              ELECTRIC UTILITIES (5.3%)
      7,860   American Electric Power Co., Inc.                                                 528
      8,010   Duke Energy Corp.                                                                 657
     11,010   Edison International                                                              876
     86,100   EDP-Energias de Portugal S.A.                                                     292
    254,150   Enel S.p.A.                                                                     1,197
      3,280   NextEra Energy, Inc.                                                              421
     23,780   PPL Corp.                                                                         889
                                                                                             ------
                                                                                              4,860
                                                                                             ------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
     14,390   Uniper SE*                                                                        242
                                                                                             ------

================================================================================

20  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              MULTI-UTILITIES (2.2%)
    119,950   E.ON SE                                                                       $   953
     79,610   National Grid plc                                                               1,011
                                                                                            -------
                                                                                              1,964
                                                                                            -------
              Total Utilities                                                                 7,066
                                                                                            -------
              Total Common Stocks                                                            84,911
                                                                                            -------
              Total Equity Securities (cost: $79,424)                                        84,911
                                                                                            -------

              MONEY MARKET INSTRUMENTS (5.9%)
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (5.9%)
  5,411,639   State Street Institutional Treasury Money Market Fund
                Premier Class, 0.53%(a) (cost: $5,412)                                        5,412
                                                                                            -------

              TOTAL INVESTMENTS (COST: $84,836)                                             $90,323
                                                                                            =======

---------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $84,911               $-               $-        $84,911
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                       5,412                -                -          5,412
---------------------------------------------------------------------------------------------------
Total                                      $90,323               $-               $-        $90,323
---------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of April 1, 2016, through March 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 45.3% of net assets at March 31, 2017.

o SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at March 31, 2017.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

22  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $84,836)                $90,323
   Cash denominated in foreign currencies (identified cost of $177)                177
   Receivables:
       Capital shares sold                                                         322
       USAA Asset Management Company (Note 6C)                                      30
       Dividends and interest                                                      374
                                                                               -------
          Total assets                                                          91,226
                                                                               -------
LIABILITIES
   Payables:
       Capital shares redeemed                                                      69
   Accrued management fees                                                          37
   Accrued transfer agent's fees                                                     6
   Other accrued expenses and payables                                              70
                                                                               -------
          Total liabilities                                                        182
                                                                               -------
              Net assets applicable to capital shares outstanding              $91,044
                                                                               =======
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $85,521
   Accumulated undistributed net investment income                                  68
   Accumulated net realized loss on investments                                    (31)
   Net unrealized appreciation of investments                                    5,487
   Net unrealized depreciation of foreign currency translations                     (1)
                                                                               -------
              Net assets applicable to capital shares outstanding              $91,044
                                                                               =======
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $85,830/8,238 capital shares
          outstanding, no par value)                                           $ 10.42
                                                                               =======
       Institutional Shares (net assets of $5,214/500 capital shares
          outstanding, no par value)                                           $ 10.43
                                                                               =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $117)                      $2,203
   Interest                                                                   18
                                                                          ------
            Total income                                                   2,221
                                                                          ------
EXPENSES
   Management fees                                                           308
   Administration and servicing fees:
       Fund Shares                                                            88
       Institutional Shares                                                    5
   Transfer agent's fees:
       Fund Shares                                                            96
       Institutional Shares                                                    5
   Custody and accounting fees:
       Fund Shares                                                            74
       Institutional Shares                                                    6
   Postage:
       Fund Shares                                                             7
   Shareholder reporting fees:
       Fund Shares                                                            17
   Trustees' fees                                                             30
   Registration fees:
       Fund Shares                                                            50
       Institutional Shares                                                   26
   Professional fees                                                          95
   Other                                                                      15
                                                                          ------
            Total expenses                                                   822
   Expenses reimbursed:
       Fund Shares                                                           (40)
       Institutional Shares                                                  (22)
                                                                          ------
            Net expenses                                                     760
                                                                          ------
NET INVESTMENT INCOME                                                      1,461
                                                                          ------

================================================================================

24  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                        $  654
       Foreign currency transactions                                         (35)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                         6,470
       Foreign currency translations                                          (7)
                                                                          ------
            Net realized and unrealized gain                               7,082
                                                                          ------
   Increase in net assets resulting from operations                       $8,543
                                                                          ======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Year ended March 31, 2017 and period ended March 31, 2016

-------------------------------------------------------------------------------------------
                                                                    2017              2016*
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $ 1,461            $   514
   Net realized gain (loss) on investments                           654               (687)
   Net realized loss on foreign currency transactions                (35)              (139)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                 6,470               (983)
       Foreign currency translations                                  (7)                 6
                                                                 --------------------------
       Increase (decrease) in net assets resulting from
           operations                                              8,543             (1,289)
                                                                 --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                (1,278)              (310)
       Institutional Shares                                         (105)               (38)
                                                                 --------------------------
           Distributions to shareholders                          (1,383)              (348)
                                                                 --------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                    37,109             43,411
   Institutional Shares                                                -              5,000
                                                                 --------------------------
       Total net increase in net assets from capital
           share transactions                                     37,109             48,411
                                                                 --------------------------
   Capital contribution from USAA Transfer Agency
       Company:
       Fund Shares                                                 -                  1
                                                                 --------------------------
   Net increase in net assets                                     44,269             46,775

NET ASSETS
   Beginning of year                                              46,775                  -
                                                                 --------------------------
   End of year                                                   $91,044            $46,775
                                                                 ==========================
Accumulated undistributed net investment income:
   End of year                                                   $    68            $    27
                                                                 ==========================

*Fund commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

26  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Global Equity Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek total return with an emphasis on current income.

The Fund consists of two classes of shares: Global Equity Income Fund Shares (Fund Shares) and Global Equity Income Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued.

================================================================================

28  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

       If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6. Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly

================================================================================

30  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

32  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2017, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended March 31, 2017, the Fund paid CAPCO facility fees of less than $500, which represents 0.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $37,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2017, and 2016, was as follows:

                                                       2017               2016
                                                    ----------------------------
Ordinary income*                                    $1,383,000          $348,000

As of March 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                        $   68,000
Undistributed long-term capital gains                                     46,000
Unrealized appreciation of investments                                 5,411,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

34  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, and non-REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2017, the Fund utilized capital loss carryforwards of $662,000, to offset capital gains. At March 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended March 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2017, were $48,896,000 and $13,318,000, respectively.

As of March 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $84,912,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2017, for federal income tax purposes, were $6,948,000 and $1,537,000, respectively, resulting in net unrealized appreciation of $5,411,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                          YEAR ENDED                     PERIOD ENDED
                                        MARCH 31, 2017                  MARCH 31, 2016*
------------------------------------------------------------------------------------------
                                    SHARES          AMOUNT          SHARES          AMOUNT
                                    ------------------------------------------------------
FUND SHARES:
Shares sold                          5,313        $ 52,558           4,678         $45,192
Shares issued from
  reinvested dividends                  76             759              13             125
Shares redeemed                     (1,634)        (16,208)           (208)         (1,906)
                                    ------------------------------------------------------
Net increase from
  capital share transactions         3,755        $ 37,109           4,483         $43,411
                                    ======================================================
INSTITUTIONAL SHARES:
Shares sold                              -        $      -             500         $ 5,000
Shares issued from
  reinvested dividends                   -               -               -               -
Shares redeemed                          -               -              (-)**           (-)**
                                    ------------------------------------------------------
Net increase from
  capital share transactions             -        $      -             500         $ 5,000
                                    ======================================================

*Fund commenced operations on August 7, 2015.
**Represents less than 500 shares or $500.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended March 31, 2017, there were no subadviser(s).

================================================================================

36  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper Global Equity Income Funds Index.

The performance period for the Fund commenced on August 7, 2015, and will consist of the current month plus the preceding 12 months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
-------------------------------------------------------------------
+/- 100 to 400                               +/- 4
+/- 401 to 700                               +/- 5
+/- 701 and greater                          +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    For the year ended March 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $308,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(10,000) and $(1,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.02)% and (0.02)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the year ended March 31, 2017, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $88,000 and $5,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2017, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2017, to limit the total annual operating expenses of the Fund Shares and Institutional Shares to 1.20%, and 1.10%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through August 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2017, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and Institutional Shares of $40,000 and $22,000, respectively, of which $30,000 was receivable from the Manager.

================================================================================

38  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended March 31, 2017, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $96,000 and $5,000, respectively. At March 31, 2017, the Fund Shares recorded a reclassification of less than $500 for SAS adjustments to income distributions payable.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2017, USAA and its affiliates owned 2,500,000 Fund Shares and 500,000 Institutional Shares, which represents 30.3% of the Fund Shares outstanding, 100.0% of the Institutional Shares outstanding, and 34.3% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

As of March 31, 2017, USAA and its affiliates owned approximately 34.3% of the USAA Global Equity Income Fund; and it is considered a "control person" of the Fund for purposes of the 1940 Act. Investment activities of these shareholders could have a significant impact on the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

40  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED          PERIOD ENDED
                                                                   MARCH 31,            MARCH 31,
                                                                  --------------------------------
                                                                     2017                2016***
                                                                  --------------------------------
Net asset value at beginning of period                            $  9.39                $ 10.00
                                                                  ------------------------------
Income (loss) from investment operations:
  Net investment income                                               .21                    .14(a)
  Net realized and unrealized gain (loss)                            1.03                   (.68)(a)
                                                                  ------------------------------
Total from investment operations                                     1.24                   (.54)(a)
                                                                  ------------------------------
Less distributions from:
 Net investment income                                               (.21)                  (.07)
                                                                  ------------------------------
Net asset value at end of period                                  $ 10.42                $  9.39
                                                                  ==============================
Total return (%)*                                                   13.33                  (5.35)
Net assets at end of period (000)                                 $85,830                $42,080
Ratios to average net assets:**
  Expenses (%)                                                       1.20                   1.20(b)
  Expenses, excluding reimbursements (%)                             1.26                   1.37(b)
  Net investment income (%)                                          2.28                   2.12(b)
Portfolio turnover (%)                                                 22                     16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $58,989,000. *** Fund Shares commenced operations on August 7, 2015.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED          PERIOD ENDED
                                                                   MARCH 31,            MARCH 31,
                                                                  --------------------------------
                                                                     2017                2016***
                                                                  --------------------------------
Net asset value at beginning of period                             $ 9.39                $10.00
                                                                   ----------------------------
Income (loss) from investment operations:
  Net investment income                                               .23                   .15(a)
  Net realized and unrealized gain (loss)                            1.02                  (.68)(a)
                                                                   ----------------------------
Total from investment operations                                     1.25                  (.53)(a)
                                                                   ----------------------------
Less distributions from:
  Net investment income                                              (.21)                 (.08)
                                                                   ----------------------------
Net asset value at end of period                                   $10.43                $ 9.39
                                                                   ============================
Total return (%)*                                                   13.49                 (5.32)
Net assets at end of period (000)                                  $5,214                $4,695
Ratios to average net assets:**
  Expenses (%)                                                       1.10                  1.10(b)
  Expenses, excluding reimbursements (%)                             1.55                  1.79(b)
  Net investment income (%)                                          2.40                  2.20(b)
Portfolio turnover (%)                                                 22                    16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $4,914,000. *** Institutional Shares commenced operations on August 7, 2015.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

42  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2016, through March 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                    BEGINNING                ENDING             DURING PERIOD*
                                   ACCOUNT VALUE          ACCOUNT VALUE        OCTOBER 1, 2016 -
                                  OCTOBER 1, 2016         MARCH 31, 2017        MARCH 31, 2017
                                  --------------------------------------------------------------
FUND SHARES
Actual                               $1,000.00              $1,068.20                  $6.19

Hypothetical
  (5% return before expenses)         1,000.00               1,018.95                   6.04

INSTITUTIONAL SHARES
Actual                                1,000.00               1,068.90                   5.67

Hypothetical
  (5% return before expenses)         1,000.00               1,019.45                   5.54

*Expenses are equal to the annualized expense ratio of 1.20% for Fund Shares and 1.10% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 6.82% for Fund Shares and 6.89% for Institutional Shares for the six-month period of October 1, 2016, through March 31, 2017.

================================================================================

44  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

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If you would like more information about the funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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46  | USAA GLOBAL EQUITY INCOME FUND

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NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

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DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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48  | USAA GLOBAL EQUITY INCOME FUND

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RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton would bring to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

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MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

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50  | USAA GLOBAL EQUITY INCOME FUND

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INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

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DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

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52  | USAA GLOBAL EQUITY INCOME FUND

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STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

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TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

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

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   98354-0517                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA NEW YORK BOND FUND]

 ============================================================

        ANNUAL REPORT
        USAA NEW YORK BOND FUND
        FUND SHARES o ADVISER SHARES
        MARCH 31, 2017

 ============================================================

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

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PRESIDENT'S MESSAGE

"INVESTORS WHO ARE CONCENTRATED IN PARTICULAR
ASSET CLASSES COULD BE CARRYING MORE RISK IN        [PHOTO OF BROOKS ENGLEHARDT]
THEIR PORTFOLIOS THAN THEY REALIZE."

--------------------------------------------------------------------------------

MAY 2017

Diversification is a good idea, especially when you do not know what will happen next. When it comes to the financial markets, no one knows what will happen next. For example, stocks dipped just before the November 8, 2016 U.S. presidential election, as investors digested the possibility that Donald Trump might be elected president. Some market experts predicted a continued decline if he was victorious. Instead, stocks rallied. The story was similar in the bond market. Longer-term yields edged down ahead of the election, but then rose afterwards. Investors seemed to believe that President Trump's plans for increased infrastructure spending, reduced regulation, and tax reform would boost economic growth. Stronger economic growth could also increase inflation, which might lead the Federal Reserve (the Fed) to consider accelerating short-term interest rate increases.

Until March 2017, stock investors appeared to react favorably to the new administration's promises of fiscal stimulus and regulatory rollbacks, while discounting possible negative outcomes, such as legislative resistance or trade obstacles. But when the Republicans canceled a vote on the repeal of the Affordable Care Act and congressional divisions were revealed, doubts were raised about the timeline for a tax overhaul, regulatory reform, and an infrastructure deal. Investors rotated out of so-called "Trump trade" stocks, such as banks and industrials, and into growth-oriented information technology companies.

In the bond market, investors had been somewhat more skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve following the election. Longer-term U.S. Treasury yields rose, but they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the federal funds target rate in December 2016 and again in March 2017. At the end of the reporting period, the rate ranged between 0.75% and 1.00%.) We believe the bond market also may have considered government policy-related expectations to be too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure, less reason for the Fed to raise interest rates quickly, and less justification for lofty stock

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

================================================================================

valuations. During the reporting period overall, U.S. Treasury bond prices fell. (Bond prices and yields move in opposite directions.)

The tax-exempt bond market, in keeping with its historical tendency, followed the U.S. Treasury market. However, supply-and-demand dynamics also had an impact on the municipal bond market. At USAA Investments, we are keeping a close eye on possible changes in tax rates and policies. For example, if the government cuts income taxes, the taxable-equivalent yields of municipal securities would likely become less attractive, and this could potentially affect demand. Another potential issue is infrastructure spending. The president's promise to boost infrastructure spending could also affect municipal securities, the traditional source of funding for such initiatives. However, President Trump seems to be exploring other sources of funding, so it is not clear whether the supply of municipal bonds would expand as a result of his initiative. These unknowns might create some volatility in the municipal bond market, which could temporarily depress prices and boost yields. That said, volatility can also create buying opportunities. USAA's tax-exempt investment team will continue to focus on income and look for investments that have the potential to provide higher yields for our shareholders.

In this environment, diversification can potentially help you protect your portfolio against adverse market conditions or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management. Investors who are concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This also applies to investors who think they're diversified--because U.S. stocks have outperformed for some time, their weighting within a portfolio might have grown too large and might need to be rebalanced. We encourage you to speak with one of our financial advisors, who can help you review your portfolio and align your allocations with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead your team of portfolio managers will continue to stay abreast of changing political, economic, and market conditions as they strive to meet your investment expectations. From everyone at USAA Investments, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                    16

FINANCIAL INFORMATION

   Distributions to Shareholders                                              17

   Report of Independent Registered
     Public Accounting Firm                                                   18

   Portfolio of Investments                                                   19

   Notes to Portfolio of Investments                                          26

   Financial Statements                                                       27

   Notes to Financial Statements                                              30

EXPENSE EXAMPLE                                                               45

TRUSTEES' AND OFFICERS' INFORMATION                                           47

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

204975-0517

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

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FUND OBJECTIVE

THE USAA NEW YORK BOND FUND (THE FUND) PROVIDES NEW YORK INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the state of New York, its political subdivisions, municipalities and public authorities, instrumentalities, and by other government entities, the interest on which is exempt from federal income tax and New York State and New York City personal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

          [PHOTO OF REGINA G. CONKLIN,]              [PHOTO OF DALE R. HOFFMANN]
          REGINA G. CONKLIN, CPA, CFA                DALE R. HOFFMANN
          USAA Asset                                 USAA Asset
          Management Company                         Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Municipal bond yields rose, causing municipal bond prices to fall, during the reporting period ended March 31, 2017. The yield on a 30-year AAA general obligation bond climbed from 2.69% on March 31, 2016 to 3.05% on March 31, 2017. However, municipal bond yields were more volatile than these numbers suggest. Municipal bond yields fell at the beginning of the reporting period, dropping steadily, with the 30-year municipal bond yield falling below 2% in early July 2016. After remaining generally stable through the rest of summer 2016, yields began to increase during September 2016. Municipal bond yields increased after the November 2016 elections. Investors appeared to believe that politicians' pledges to cut taxes and decrease regulation, along with talk about increased infrastructure spending, would lead to stronger economic growth and possibly higher inflation. Late in the reporting period, there was some recovery in municipal bond prices.

    Although calendar year 2016 was a record issuance year for municipal bonds, demand was strong, and the available supply was easily digested by the market. Refunding bonds dominated the new-issues. In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, high-interest debt and replacing it with new bonds that have lower coupon rates. During November 2016, the bond market experienced investor liquidations for the first time in more than a year. Demand

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2  | USAA NEW YORK BOND FUND

================================================================================

    remained weak in the last two months of 2016, but was mostly positive during the first quarter of 2017. That, combined with a decrease in new-issue bonds, helped support the municipal bond market.

    Overall, municipal bond credit quality remained strong during the reporting period. State and local revenues rose, though at a more moderate pace than in the recent past. Many state and municipal governments have broad taxing powers and are required by law to balance their budgets. Numerous issuers also took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls.

o HOW DID THE USAA NEW YORK BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2017, the Fund Shares and Adviser Shares had a total return of 0.10% and -0.13%, respectively, versus an average return of 0.37% amongst the funds in the Lipper New York Municipal Debt Funds category. This compares to returns of 1.12% for the Lipper New York Municipal Debt Funds Index and 0.15% for the Bloomberg Barclays Municipal Bond Index*. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.49% and 3.27%, respectively, compared to the Lipper category average of 3.12%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the index is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   WHAT ARE THE CONDITIONS IN THE STATE OF NEW YORK?

    New York continues to be highly rated by credit rating agencies. The state's finances appear to be in good shape due to a gradual economic recovery, though revenues are still dependent in some measure on the financial services industry. While New York state is projecting future budget gaps, they appear to be manageable. Budget flexibility is enhanced by the state's $1.8 billion "rainy day" reserves. At the end of the reporting period, New York's general obligation bonds were rated Aa1 by Moody's Investors Service, Inc., AA+ by S&P Global Ratings, and AA+ by Fitch Ratings Inc.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We continued to manage the Fund with an income orientation. Over the long term, the Fund's income distribution, not its price appreciation, accounts for most of its total return.

    During the reporting period, the Fund continued to benefit from our independent research. To identify attractive opportunities, we employed fundamental analysis that emphasized an issuer's ability and willingness to repay its debt. We worked with our in-house team of analysts to choose investments for the Fund on a bond-by-bond basis. Through our research, we seek both to recognize value and avoid potential pitfalls. Our analysts continuously monitored the portfolio's holdings.

    The Fund continues to be diversified by sector and issuer, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA NEW YORK BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA NEW YORK BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USNYX)

--------------------------------------------------------------------------------
                                                3/31/17           3/31/16
--------------------------------------------------------------------------------
Net Assets                                  $208.5 Million     $211.1 Million
Net Asset Value Per Share                       $11.88             $12.28

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.415             $0.429
Capital Gain Distributions Per Share               -                  -
Dollar-Weighted Average
Portfolio Maturity(+)                         13.9 Years         14.6 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
  1 YEAR                            5 YEARS                           10 YEARS
  0.10%                              3.12%                              4.03%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 3/31/17               EXPENSE RATIO AS OF 3/31/16**
--------------------------------------------------------------------------------
               1.98%                                         0.66%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2017

--------------------------------------------------------------------------------
                  TOTAL RETURN      =    DIVIDEND RETURN      +    PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS              4.03%         =         4.03%           +        0.00%
5 YEARS               3.12%         =         3.62%           +       -0.50%
1 YEAR                0.10%         =         3.36%           +       -3.26%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2008-MARCH 31, 2017

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                TOTAL RETURN        DIVIDEND RETURN        CHANGE IN SHARE PRICE
3/31/09            -1.37%                4.52%                    -5.89%
3/31/10            12.38%                4.80%                     7.58%
3/31/11             0.74%                4.15%                    -3.41%
3/31/12            14.93%                4.50%                    10.43%
3/31/13             6.12%                3.74%                     2.38%
3/31/14            -0.63%                3.70%                    -4.33%
3/31/15             6.76%                3.74%                     3.02%
3/31/16             3.50%                3.58%                    -0.08%
3/31/17             0.10%                3.36%                    -3.26%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA NEW YORK BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/17, and assuming New York state tax
rates of:                             6.65%       6.85%       6.85%       6.85%
and assuming marginal federal tax
rates of:                            28.00%      36.80%*     38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD            DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years               4.03%          6.00%       6.85%       7.07%       7.64%
5 Years                3.62%          5.39%       6.15%       6.35%       6.87%
1 Year                 3.36%          5.00%       5.71%       5.89%       6.37%

To match the Fund Shares' closing 30-day SEC Yield of 1.98% on 3/31/17

A FULLY TAXABLE INVESTMENT MUST PAY:  2.95%       3.36%       3.47%       3.76%
--------------------------------------------------------------------------------

Assuming the same marginal federal tax rates and combined New York state
and city tax rates of:               10.30%      10.50%      10.50%      10.50%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD            DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years               4.03%          6.24%       7.12%       7.36%       7.96%
5 Years                3.62%          5.61%       6.40%       6.61%       7.15%
1 Year                 3.36%          5.20%       5.94%       6.13%       6.63%

To match the Fund Shares' closing 30-day SEC Yield of 1.98% on 3/31/17
A FULLY TAXABLE INVESTMENT MUST PAY:  3.07%       3.50%       3.61%       3.91%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.
--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2016 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     BLOOMBERG BARCLAYS         USAA NEW YORK            LIPPER NEW YORK
                       MUNICIPAL BOND             BOND FUND               MUNICIPAL DEBT
                           INDEX                   SHARES                  FUNDS INDEX
03/31/07                $10,000.00               $10,000.00                $10,000.00
04/30/07                 10,029.61                10,042.00                 10,033.65
05/31/07                  9,985.20                 9,984.00                  9,986.82
06/30/07                  9,933.45                 9,919.00                  9,931.64
07/31/07                 10,010.46                 9,969.00                  9,988.00
08/31/07                  9,967.27                 9,847.00                  9,901.08
09/30/07                 10,114.76                10,007.00                 10,037.00
10/31/07                 10,159.85                10,059.00                 10,079.78
11/30/07                 10,224.63                10,063.00                 10,103.20
12/31/07                 10,253.01                10,050.00                 10,108.87
01/31/08                 10,382.30                10,163.00                 10,217.80
02/29/08                  9,906.97                 9,604.00                  9,702.38
03/31/08                 10,190.13                 9,919.00                  9,966.60
04/30/08                 10,309.37                10,079.00                 10,094.07
05/31/08                 10,371.71                10,152.00                 10,167.27
06/30/08                 10,254.64                10,064.00                 10,063.96
07/31/08                 10,293.62                10,050.00                 10,059.83
08/31/08                 10,414.08                10,152.00                 10,159.48
09/30/08                  9,925.71                 9,556.00                  9,608.76
10/31/08                  9,824.40                 9,328.00                  9,356.30
11/30/08                  9,855.64                 9,274.00                  9,276.94
12/31/08                  9,999.32                 9,270.00                  9,266.18
01/31/09                 10,365.33                 9,662.00                  9,670.97
02/28/09                 10,419.78                 9,764.00                  9,776.85
03/31/09                 10,421.69                 9,783.00                  9,738.12
04/30/09                 10,629.88                10,014.00                  9,994.38
05/31/09                 10,742.33                10,154.00                 10,182.40
06/30/09                 10,641.70                10,091.00                 10,109.17
07/31/09                 10,819.74                10,252.00                 10,257.42
08/31/09                 11,004.71                10,502.00                 10,513.87
09/30/09                 11,399.64                10,971.00                 11,011.60
10/31/09                 11,160.35                10,701.00                 10,758.78
11/30/09                 11,252.56                10,766.00                 10,802.40
12/31/09                 11,290.59                10,844.00                 10,884.53
01/31/10                 11,349.39                10,889.00                 10,934.61
02/28/10                 11,459.40                10,994.00                 11,038.62
03/31/10                 11,431.97                10,994.00                 11,059.16
04/30/10                 11,570.90                11,141.00                 11,203.50
05/31/10                 11,657.68                11,254.00                 11,293.66
06/30/10                 11,664.61                11,245.00                 11,259.02
07/31/10                 11,810.06                11,373.00                 11,387.87
08/31/10                 12,080.45                11,674.00                 11,659.12
09/30/10                 12,061.58                11,694.00                 11,674.59
10/31/10                 12,028.17                11,645.00                 11,657.89
11/30/10                 11,787.65                11,361.00                 11,332.13
12/31/10                 11,559.22                11,078.00                 11,070.04
01/31/11                 11,474.07                10,907.00                 10,920.51
02/28/11                 11,656.73                11,117.00                 11,065.82
03/31/11                 11,617.89                11,076.00                 11,013.54
04/30/11                 11,825.95                11,308.00                 11,212.22
05/31/11                 12,028.03                11,569.00                 11,424.46
06/30/11                 12,070.00                11,619.00                 11,481.78
07/31/11                 12,193.17                11,741.00                 11,591.91
08/31/11                 12,401.78                11,945.00                 11,754.15
09/30/11                 12,529.98                12,152.00                 11,966.28
10/31/11                 12,483.40                12,108.00                 11,916.61
11/30/11                 12,557.14                12,170.00                 11,949.62
12/31/11                 12,796.03                12,430.00                 12,180.27
01/31/12                 13,091.96                12,809.00                 12,534.32
02/29/12                 13,104.86                12,816.00                 12,560.62
03/31/12                 13,019.71                12,730.00                 12,488.33
04/30/12                 13,169.91                12,884.00                 12,633.57
05/31/12                 13,279.24                13,029.00                 12,763.94
06/30/12                 13,264.98                13,019.00                 12,755.00
07/31/12                 13,475.21                13,247.00                 12,986.09
08/31/12                 13,490.55                13,280.00                 13,008.07
09/30/12                 13,572.04                13,347.00                 13,081.78
10/31/12                 13,610.34                13,398.00                 13,137.55
11/30/12                 13,834.56                13,677.00                 13,397.63
12/31/12                 13,663.57                13,447.00                 13,180.08
01/31/13                 13,720.48                13,516.00                 13,282.15
02/28/13                 13,762.04                13,567.00                 13,318.00
03/31/13                 13,702.69                13,508.00                 13,228.73
04/30/13                 13,852.89                13,666.00                 13,396.29
05/31/13                 13,683.67                13,490.00                 13,237.92
06/30/13                 13,296.21                12,940.00                 12,733.61
07/31/13                 13,179.96                12,762.00                 12,526.12
08/31/13                 12,991.87                12,554.00                 12,225.63
09/30/13                 13,271.50                12,868.00                 12,483.69
10/31/13                 13,376.34                12,965.00                 12,579.07
11/30/13                 13,348.77                12,943.00                 12,532.39
12/31/13                 13,314.68                12,907.00                 12,460.98
01/31/14                 13,574.08                13,207.00                 12,707.26
02/28/14                 13,733.24                13,384.00                 12,903.34
03/31/14                 13,756.33                13,423.00                 12,943.19
04/30/14                 13,921.61                13,589.00                 13,099.61
05/31/14                 14,100.88                13,768.00                 13,333.00
06/30/14                 14,113.10                13,775.00                 13,288.68
07/31/14                 14,137.95                13,771.00                 13,311.87
08/31/14                 14,309.21                13,939.00                 13,524.92
09/30/14                 14,323.74                13,978.00                 13,560.09
10/31/14                 14,421.93                14,067.00                 13,633.75
11/30/14                 14,446.92                14,082.00                 13,663.71
12/31/14                 14,519.71                14,160.00                 13,752.80
01/31/15                 14,777.07                14,386.00                 14,000.46
02/28/15                 14,624.69                14,277.00                 13,878.43
03/31/15                 14,666.93                14,330.00                 13,914.51
04/30/15                 14,589.93                14,255.00                 13,836.41
05/31/15                 14,549.59                14,227.00                 13,851.07
06/30/15                 14,536.42                14,186.00                 13,763.79
07/31/15                 14,641.67                14,301.00                 13,851.32
08/31/15                 14,670.46                14,341.00                 13,896.72
09/30/15                 14,776.66                14,408.00                 13,993.05
10/31/15                 14,835.47                14,463.00                 14,045.74
11/30/15                 14,894.41                14,517.00                 14,105.17
12/31/15                 14,999.12                14,635.00                 14,190.75
01/31/16                 15,178.11                14,757.00                 14,327.76
02/29/16                 15,201.88                14,764.00                 14,361.22
03/31/16                 15,250.09                14,831.00                 14,423.10
04/30/16                 15,362.27                14,948.00                 14,517.55
05/31/16                 15,403.83                15,001.00                 14,595.20
06/30/16                 15,648.83                15,239.00                 14,897.48
07/31/16                 15,658.33                15,207.00                 14,900.07
08/31/16                 15,679.52                15,224.00                 14,930.42
09/30/16                 15,601.29                15,160.00                 14,893.84
10/31/16                 15,437.51                15,027.00                 14,756.43
11/30/16                 14,861.81                14,577.00                 14,236.78
12/31/16                 15,036.33                14,684.00                 14,358.09
01/31/17                 15,135.47                14,723.00                 14,435.03
02/28/17                 15,240.59                14,803.00                 14,529.93
03/31/17                 15,273.59                14,849.00                 14,584.57

                                 [END CHART]

                     Data from 3/31/07 through 3/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA New York Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (the Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper New York Municipal Debt Funds Index measures the Fund's performance to that of the Lipper New York Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8   | USAA NEW YORK BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                                                              LIPPER NEW YORK
                               USAA NEW YORK                   MUNICIPAL DEBT
                              BOND FUND SHARES                  FUNDS AVERAGE
03/31/08                            4.43%                           3.93%
03/31/09                            4.78%                           4.30%
03/31/10                            4.29%                           3.98%
03/31/11                            4.39%                           4.06%
03/31/12                            3.87%                           3.69%
03/31/13                            3.60%                           3.36%
03/31/14                            3.77%                           3.58%
03/31/15                            3.55%                           3.41%
03/31/16                            3.50%                           3.28%
03/31/17                            3.49%                           3.12%

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/08 through 3/31/17.

The Lipper New York Municipal Debt Funds Average is an average performance level of all New York municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA NEW YORK BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UNYBX)

--------------------------------------------------------------------------------
                                               3/31/17             3/31/16
--------------------------------------------------------------------------------
Net Assets                                  $6.3 Million         $5.9 Million
Net Asset Value Per Share                      $11.85               $12.25

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                 $0.387               $0.405
Capital Gain Distributions Per Share              -                    -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
     1 YEAR                    5 YEARS                  SINCE INCEPTION 8/01/10
     -0.13%                     2.85%                            3.82%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 3/31/17                 EXPENSE RATIO AS OF 3/31/16**
--------------------------------------------------------------------------------
              1.78%                                           0.85%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA NEW YORK BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.78% on 3/31/17 and assuming New York state tax
rates of:                              6.65%       6.85%       6.85%      6.85%
and assuming marginal federal tax
rates of:                             28.00%      36.80%*     38.80%*    43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:   2.65%       3.02%       3.12%      3.38%
--------------------------------------------------------------------------------

Assuming the same marginal federal tax rates and combined New York state
and city tax rates of:                10.30%      10.50%      10.50%     10.50%

To match the Adviser Shares' closing 30-day SEC Yield of 1.78% on 3/31/17

A FULLY TAXABLE INVESTMENT MUST PAY:   2.76%       3.15%       3.25%      3.51%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2016 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                    o CUMULATIVE PERFORMANCE COMPARISON o

                 [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     BLOOMBERG BARCLAYS            USAA NEW YORK             LIPPER NEW YORK
                       MUNICIPAL BOND            BOND FUND ADVISER            MUNICIPAL DEBT
                           INDEX                      SHARES                   FUNDS INDEX
07/31/10                $10,000.00                  $10,000.00                 $10,000.00
08/31/10                 10,228.95                   10,261.40                  10,238.20
09/30/10                 10,212.97                   10,276.56                  10,251.78
10/31/10                 10,184.68                   10,230.94                  10,237.11
11/30/10                  9,981.03                    9,978.54                   9,951.05
12/31/10                  9,787.61                    9,727.30                   9,720.91
01/31/11                  9,715.50                    9,575.63                   9,589.60
02/28/11                  9,870.17                    9,758.50                   9,717.20
03/31/11                  9,837.28                    9,721.10                   9,671.29
04/30/11                 10,013.45                    9,923.55                   9,845.76
05/31/11                 10,184.57                   10,150.34                  10,032.13
06/30/11                 10,220.10                   10,193.17                  10,082.47
07/31/11                 10,324.40                   10,298.51                  10,179.17
08/31/11                 10,501.03                   10,475.33                  10,321.64
09/30/11                 10,609.58                   10,655.04                  10,507.92
10/31/11                 10,570.14                   10,615.08                  10,464.30
11/30/11                 10,632.58                   10,667.43                  10,493.29
12/31/11                 10,834.86                   10,893.33                  10,695.83
01/31/12                 11,085.43                   11,223.57                  11,006.74
02/29/12                 11,096.35                   11,227.44                  11,029.83
03/31/12                 11,024.25                   11,149.74                  10,966.35
04/30/12                 11,151.44                   11,282.60                  11,093.89
05/31/12                 11,244.01                   11,408.15                  11,208.37
06/30/12                 11,231.93                   11,397.03                  11,200.51
07/31/12                 11,409.94                   11,595.30                  11,403.44
08/31/12                 11,422.94                   11,612.22                  11,422.75
09/30/12                 11,491.93                   11,678.65                  11,487.47
10/31/12                 11,524.36                   11,720.66                  11,536.44
11/30/12                 11,714.22                   11,962.68                  11,764.82
12/31/12                 11,569.44                   11,758.73                  11,573.79
01/31/13                 11,617.62                   11,818.02                  11,663.42
02/28/13                 11,652.81                   11,860.35                  11,694.90
03/31/13                 11,602.56                   11,806.98                  11,616.51
04/30/13                 11,729.74                   11,943.25                  11,763.65
05/31/13                 11,586.46                   11,775.73                  11,624.58
06/30/13                 11,258.38                   11,275.81                  11,181.73
07/31/13                 11,159.95                   11,118.64                  10,999.53
08/31/13                 11,000.68                   10,932.66                  10,735.67
09/30/13                 11,237.45                   11,206.55                  10,962.27
10/31/13                 11,326.23                   11,289.22                  11,046.03
11/30/13                 11,302.88                   11,267.28                  11,005.03
12/31/13                 11,274.02                   11,234.14                  10,942.33
01/31/14                 11,493.66                   11,491.20                  11,158.59
02/28/14                 11,628.43                   11,643.01                  11,330.77
03/31/14                 11,647.98                   11,677.47                  11,365.77
04/30/14                 11,787.93                   11,820.04                  11,503.12
05/31/14                 11,939.72                   11,972.41                  11,708.07
06/30/14                 11,950.07                   11,977.14                  11,669.15
07/31/14                 11,971.12                   11,971.27                  11,689.52
08/31/14                 12,116.12                   12,113.80                  11,876.60
09/30/14                 12,128.43                   12,146.25                  11,907.48
10/31/14                 12,211.57                   12,218.74                  11,972.17
11/30/14                 12,232.73                   12,232.09                  11,998.48
12/31/14                 12,294.37                   12,295.50                  12,076.71
01/31/15                 12,512.28                   12,500.71                  12,294.19
02/28/15                 12,383.26                   12,393.97                  12,187.03
03/31/15                 12,419.02                   12,437.74                  12,218.71
04/30/15                 12,353.82                   12,380.72                  12,150.13
05/31/15                 12,319.66                   12,343.71                  12,163.00
06/30/15                 12,308.51                   12,306.07                  12,086.37
07/31/15                 12,397.63                   12,401.62                  12,163.22
08/31/15                 12,422.01                   12,446.71                  12,203.09
09/30/15                 12,511.93                   12,502.33                  12,287.68
10/31/15                 12,561.73                   12,537.27                  12,333.95
11/30/15                 12,611.63                   12,593.11                  12,386.14
12/31/15                 12,700.29                   12,679.89                  12,461.29
01/31/16                 12,851.86                   12,787.71                  12,581.60
02/29/16                 12,871.98                   12,792.28                  12,610.98
03/31/16                 12,912.80                   12,848.52                  12,665.32
04/30/16                 13,007.79                   12,948.00                  12,748.26
05/31/16                 13,042.97                   12,992.00                  12,816.45
06/30/16                 13,250.42                   13,196.00                  13,081.89
07/31/16                 13,258.47                   13,166.00                  13,084.16
08/31/16                 13,276.41                   13,178.00                  13,110.81
09/30/16                 13,210.17                   13,118.00                  13,078.69
10/31/16                 13,071.49                   13,001.00                  12,958.03
11/30/16                 12,584.03                   12,608.00                  12,501.71
12/31/16                 12,731.80                   12,709.00                  12,608.23
01/31/17                 12,815.74                   12,730.00                  12,675.80
02/28/17                 12,904.75                   12,797.00                  12,759.13
03/31/17                 12,932.69                   12,834.00                  12,807.12

                                 [END CHART]

                     Data from 7/31/10 through 3/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA New York Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper New York Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA NEW YORK BOND FUND

================================================================================

                    o  12-MONTH DIVIDEND YIELD COMPARISON  o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                           LIPPER NEW YORK
                           USAA NEW YORK BOND               MUNICIPAL DEBT
                           FUND ADVISER SHARES              FUNDS AVERAGE
03/31/12                          3.67%                          3.69%
03/31/13                          3.40%                          3.36%
03/31/14                          3.55%                          3.58%
03/31/15                          3.31%                          3.41%
03/31/16                          3.31%                          3.28%
03/31/17                          3.27%                          3.12%

                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 through 3/31/17.

The Lipper New York Municipal Debt Funds Average is an average performance level of all New York municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/17 o
                                (% of Net Assets)

Education ................................................................ 18.7%
Hospital ................................................................. 14.0%
Escrowed Bonds ........................................................... 12.4%
Special Assessment/Tax/Fee ............................................... 12.1%
Water/Sewer Utility ......................................................  9.8%
General Obligation .......................................................  6.0%
Nursing/CCRC .............................................................  3.9%
Electric/Gas Utilities ...................................................  3.6%
Buildings ................................................................  3.2%
Community Service ........................................................  2.8%

You will find a complete list of securities that the Fund owns on pages 19-25.

================================================================================

14  | USAA NEW YORK BOND FUND

================================================================================

                        o PORTFOLIO RATINGS MIX - 3/31/17 o

                        [CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        10.7%
AA                                                                         33.0%
A                                                                          32.7%
BBB                                                                        13.4%
BELOW INVESTMENT-GRADE                                                      2.7%
UNRATED                                                                     7.5%

                                 [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-25.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                               FOR                   VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                9,689,863,032               376,756,871
Robert L. Mason, Ph.D.            9,714,117,381               352,502,522
Jefferson C. Boyce                9,717,710,105               348,909,798
Dawn M. Hawley                    9,714,577,808               352,042,095
Paul L. McNamara                  9,668,206,065               398,413,838
Richard Y. Newton III             9,665,513,520               401,106,382
Barbara B. Ostdiek, Ph.D.         9,715,801,431               350,818,472
Michael F. Reimherr               9,711,558,498               355,061,405

================================================================================

16  | USAA NEW YORK BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2017:

                                    TAX-EXEMPT
                                   INCOME(1, 2)
                                   ------------
                                     99.86%
                                   -----------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA NEW YORK BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA New York Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA New York Bond Fund at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                             /S/ ERNST YOUNG LLP

San Antonio, Texas
May 25, 2017

================================================================================

18  | USAA NEW YORK BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

o VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDC       Economic Development Corp.
    ETM       Escrowed to final maturity
    IDA       Industrial Development Authority/Agency
    IDC       Industrial Development Corp.
    MTA       Metropolitan Transportation Authority
    PRE       Pre-refunded to a date prior to maturity

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

   (INS) Principal and interest payments are insured by one of the following: ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., or Assured Guaranty Municipal Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

   (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

   (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the Federal Housing Administration or the State of New York Mortgage Agency.

================================================================================

20  | USAA NEW YORK BOND FUND

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON            FINAL             VALUE
(000)       SECURITY                                                      RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (92.7%)

            NEW YORK (87.5%)
$ 1,000     Albany Capital Resource Corp. (PRE)                           6.00%          11/15/2025       $  1,164
    500     Albany IDA                                                    5.00            7/01/2031            504
  1,000     Albany IDA (PRE)                                              5.25           11/15/2032          1,028
  1,000     Albany IDA (PRE)                                              5.25           11/15/2032          1,028
  1,500     Brookhaven Local Dev. Corp.                                   5.25           11/01/2036          1,631
    500     Buffalo and Erie County Industrial Land Dev. Corp.            6.00           10/01/2031            575
  2,000     Buffalo and Erie County Industrial Land Dev. Corp.            5.00            7/01/2040          2,132
    700     Build NYC Resource Corp.                                      5.00            6/01/2040            767
  1,000     Build NYC Resource Corp.                                      5.00            8/01/2040          1,097
    500     Build NYC Resource Corp.                                      5.00            7/01/2041            535
  1,500     Build NYC Resource Corp.                                      5.00            8/01/2042          1,626
  1,000     Build NYC Resource Corp.                                      5.50            4/01/2043          1,046
  2,000     Build NYC Resource Corp.                                      5.00            7/01/2045          2,200
  1,000     Canton Capital Resource Corp. (INS) (PRE)                     5.00            5/01/2040          1,113
  2,000     Chautauqua Tobacco Asset Securitization Corp.                 5.00            6/01/2048          2,047
  1,000     Convention Center Dev. Corp.                                  3.28(a)        11/15/2037            414
    500     Convention Center Dev. Corp.                                  5.00           11/15/2045            564
    500     Counties Tobacco Trust VI                                     5.00            6/01/2045            534
  1,365     Dormitory Auth. (ETM)                                         5.30            2/15/2019          1,436
  1,500     Dormitory Auth. (NBGA)                                        5.00            7/01/2024          1,503
  2,000     Dormitory Auth.                                               5.00            7/01/2026          2,176
  1,000     Dormitory Auth.                                               5.00            7/01/2027          1,049
  3,275     Dormitory Auth. (INS)                                         5.50            5/15/2030          4,163
    500     Dormitory Auth. (INS)                                         5.00            7/01/2030            504
  1,000     Dormitory Auth.                                               5.00            7/01/2031          1,080
  1,000     Dormitory Auth.                                               5.00            1/15/2032          1,028
    500     Dormitory Auth. (INS)                                         5.63           11/01/2032            570
  2,500     Dormitory Auth. (NBGA)                                        5.00            6/01/2033          2,601
  2,500     Dormitory Auth. (INS) (PRE)                                   5.00            7/01/2033          2,627
  2,000     Dormitory Auth. (PRE)                                         5.25            7/01/2033          2,183
  1,300     Dormitory Auth.                                               5.75            7/01/2033          1,399
  2,000     Dormitory Auth.                                               5.00            2/15/2034          2,140
    500     Dormitory Auth.                                               5.00            7/01/2034            561
  1,200     Dormitory Auth. (INS) (PRE)                                   5.00            7/01/2034          1,304
  1,000     Dormitory Auth.                                               5.25            7/01/2035          1,053
  1,000     Dormitory Auth. (PRE)                                         5.00            7/01/2036          1,011
  2,000     Dormitory Auth. (INS) (PRE)                                   5.00            8/15/2036          2,032
    250     Dormitory Auth. (INS)                                         5.30            7/01/2037            253
  1,300     Dormitory Auth.(b)                                            5.00           12/01/2037          1,391

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON            FINAL             VALUE
(000)       SECURITY                                                      RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$   500     Dormitory Auth.                                               5.00%           5/01/2038       $    524
  2,000     Dormitory Auth. (PRE)                                         5.00            7/01/2038          2,101
    500     Dormitory Auth. (PRE)                                         5.50            3/01/2039            542
    500     Dormitory Auth.                                               5.00            5/01/2039            545
  2,000     Dormitory Auth. (INS)                                         5.50            7/01/2040          2,595
  1,000     Dormitory Auth. (PRE)                                         5.50            7/01/2040          1,131
  2,000     Dormitory Auth.                                               5.00            5/01/2041          2,177
  1,000     Dormitory Auth.                                               4.00            7/01/2041          1,033
    250     Dormitory Auth.                                               5.00            7/01/2042            264
  1,000     Dormitory Auth.                                               5.00            5/01/2043          1,089
  2,000     Dormitory Auth.                                               4.00            7/01/2043          2,016
  1,000     Dormitory Auth.                                               5.75            7/01/2043          1,133
  1,500     Dormitory Auth.                                               5.00            7/01/2044          1,638
  1,000     Dutchess County IDA (INS)                                     5.50            4/01/2030          1,105
  1,250     Dutchess County Local Dev. Corp.                              5.75            7/01/2040          1,367
  2,000     Dutchess County Local Dev. Corp.                              4.00            7/01/2041          2,008
  1,000     Dutchess County Local Dev. Corp.                              5.00            7/01/2044          1,067
  2,000     Dutchess County Local Dev. Corp.                              5.00            7/01/2045          2,200
    600     Dutchess County Local Dev. Corp.                              5.00            7/01/2046            652
  1,000     Environmental Facilities Corp.                                4.00            8/15/2046          1,047
    250     Erie County IDA                                               5.25            5/01/2032            279
     15     Housing Finance Agency (INS)                                  6.13           11/01/2020             15
  2,500     Liberty Dev. Corp.                                            5.25           10/01/2035          3,012
    560     Liberty Dev. Corp.                                            5.50           10/01/2037            697
  1,000     Liberty Dev. Corp.(b)                                         5.00           11/15/2044          1,048
  2,000     Long Island Power Auth.                                       5.00            5/01/2038          2,134
  1,000     Long Island Power Auth.                                       5.00            9/01/2041          1,119
  2,000     Long Island Power Auth.                                       5.00            9/01/2044          2,203
    500     Monroe County IDC                                             5.25           10/01/2031            547
  1,000     Monroe County IDC                                             5.00           12/01/2037          1,080
    500     Monroe County IDC (INS)                                       5.00            1/15/2038            552
  2,100     Monroe County IDC (NBGA)                                      5.50            8/15/2040          2,389
  2,000     Monroe County IDC                                             5.00           12/01/2042          2,144
  3,000     MTA                                                           5.00           11/15/2035          3,402
  1,500     MTA                                                           5.25           11/15/2038          1,704
  1,000     MTA                                                           5.25           11/15/2057          1,131
  1,000     Nassau County                                                 5.00            1/01/2038          1,112
  1,000     Nassau County (INS)                                           5.00            4/01/2038          1,115
  1,000     Nassau County Local Economic Assistance Corp.                 5.00            7/01/2037          1,069
  2,000     New York City                                                 5.25            8/15/2023          2,118
  1,885     New York City Health and Hospital Corp.                       5.00            2/15/2025          1,948
  1,000     New York City Housing Dev. Corp.                              5.00           11/01/2042          1,076
  1,000     New York City IDA (INS)                                       5.25           11/01/2037          1,023
 17,090     New York City Municipal Water Finance Auth.                   5.12(a)         6/15/2020         16,239

================================================================================

22  | USAA NEW YORK BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON            FINAL             VALUE
(000)       SECURITY                                                      RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 2,000     New York City Municipal Water Finance Auth.                   5.00%           6/15/2039       $  2,161
  3,000     New York City Transitional Finance Auth.                      5.00            1/15/2034          3,092
  1,000     New York City Transitional Finance Auth.                      5.13            1/15/2034          1,067
  1,000     New York City Transitional Finance Auth.                      4.00            8/01/2041          1,040
  1,250     New York City Transitional Finance Auth.                      5.00            7/15/2043          1,401
  2,000     New York City Trust for Cultural Resources                    5.00           12/01/2039          2,167
  1,000     New York City Trust for Cultural Resources                    5.00            8/01/2043          1,110
  1,000     New York City Trust for Cultural Resources                    4.00            7/01/2046          1,012
    825     Newburgh City                                                 5.00            6/15/2023            911
    870     Newburgh City                                                 5.00            6/15/2024            954
  1,000     Niagara Area Dev. Corp.                                       4.00           11/01/2024          1,003
    750     Niagara Tobacco Asset Securitization Corp.                    5.25            5/15/2040            821
  1,500     Onondaga Civic Dev. Corp.                                     5.38            7/01/2040          1,597
  1,000     Onondaga Civic Dev. Corp.                                     5.00           10/01/2040          1,066
  1,000     Onondaga Civic Dev. Corp.                                     5.00            7/01/2042          1,046
  1,000     Onondaga County Trust for Cultural Resources                  5.00           12/01/2036          1,125
    800     Onondaga County Trust for Cultural Resources                  5.00            5/01/2040            888
    600     Rockland County                                               5.00           12/15/2021            667
  1,265     Rockland County                                               3.75           10/01/2025          1,287
    675     Saratoga County IDA (PRE)                                     5.25           12/01/2032            695
  1,000     Seneca County IDA (PRE)                                       5.00           10/01/2027          1,021
  1,000     Southold Local Dev. Corp.                                     5.00           12/01/2045          1,040
    500     St. Lawrence County IDA                                       4.00            7/01/2043            510
  1,000     State                                                         5.00            2/15/2039          1,069
    220     Suffolk County EDC (PRE)                                      5.00            7/01/2028            252
  1,280     Suffolk County EDC                                            5.00            7/01/2028          1,379
    250     Suffolk County EDC                                            5.00            7/01/2033            270
  1,020     Suffolk Tobacco Asset Securitization Corp.                    5.38            6/01/2028          1,023
  1,450     Suffolk Tobacco Asset Securitization Corp.                    5.00            6/01/2032          1,550
  1,000     Thruway Auth. (PRE)                                           5.00            4/01/2028          1,060
  1,000     Thruway Auth.                                                 4.00            1/01/2056          1,012
  1,000     Tompkins County Dev. Corp. (INS)                              5.50            7/01/2033          1,114
  1,500     Tompkins County Dev. Corp.                                    5.00            7/01/2044          1,575
  1,500     Town of Hempstead IDA                                         4.50            7/01/2036          1,510
  2,265     Triborough Bridge and Tunnel Auth. (PRE)                      5.00           11/15/2029          2,412
  1,410     Triborough Bridge and Tunnel Auth.                            5.00           11/15/2029          1,497
  1,850     Triborough Bridge and Tunnel Auth. (PRE)                      5.00           11/15/2031          1,970
  1,150     Triborough Bridge and Tunnel Auth.                            5.00           11/15/2031          1,217
  1,000     Triborough Bridge and Tunnel Auth.                            3.70(a)        11/15/2032            581
  2,000     Troy Capital Resource Corp.                                   5.00            9/01/2030          2,203
  1,000     TSASC, Inc.                                                   5.00            6/01/2041          1,094
  1,685     Urban Dev. Corp.                                              5.00            1/01/2029          1,767
  2,000     Urban Dev. Corp. (PRE)                                        5.00            3/15/2036          2,153

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON            FINAL             VALUE
(000)       SECURITY                                                      RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$   870     Westchester County Health Care Corp. (PRE)                    6.00%          11/01/2030       $  1,011
    130     Westchester County Health Care Corp.                          6.00           11/01/2030            144
  1,500     Westchester County Local Dev. Corp.                           5.00            1/01/2034          1,607
  1,000     Westchester County Local Dev. Corp.                           5.00           11/01/2046          1,055
    500     Westchester Tobacco Asset Securitization Corp.                5.00            6/01/2041            539
  1,000     Yonkers (INS)                                                 5.00           10/01/2024          1,132
    665     Yonkers (INS)                                                 3.00            7/01/2025            679
                                                                                                          --------
                                                                                                           188,015
                                                                                                          --------
            GUAM (3.5%)
    500     Government                                                    5.00            1/01/2037            512
  1,000     Government                                                    5.00           11/15/2039          1,040
    500     Government                                                    5.00           12/01/2046            534
  1,000     International Airport Auth. (INS)                             5.75           10/01/2043          1,151
  1,000     Power Auth. (INS)                                             5.00           10/01/2030          1,119
    500     Power Auth. (INS)                                             5.00           10/01/2039            551
  1,000     Waterworks Auth.                                              5.00            7/01/2029          1,101
    500     Waterworks Auth.                                              5.00            7/01/2035            536
  1,000     Waterworks Auth.                                              5.50            7/01/2043          1,095
                                                                                                          --------
                                                                                                             7,639
                                                                                                          --------
            PUERTO RICO (0.6%)
  1,390     Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Financing Auth.            5.13            4/01/2032          1,294
                                                                                                          --------
            U.S. VIRGIN ISLANDS (1.1%)
  2,000     Public Finance Auth.                                          5.00           10/01/2032          1,667
    750     Water and Power Auth.                                         5.00            7/01/2018            611
                                                                                                          --------
                                                                                                             2,278
                                                                                                          --------
            Total Fixed-Rate Instruments (cost: $190,126)                                                  199,226
                                                                                                          --------

            VARIABLE-RATE DEMAND NOTES (5.9%)

            NEW YORK (5.9%)
  1,425     Albany IDA (LOC - Citizens Financial Group)                   1.03            5/01/2035          1,425
    990     East Rochester Housing Auth.
             (LOC - Citizens Financial Group)                             1.05           12/01/2036            990
  4,500     Energy Research and Dev. Auth.
             (LOC - Mizuho Corporate Bank Ltd.)                           0.95            5/01/2039          4,500
  1,100     Housing Finance Agency
             (LOC - Landesbank Hessen-Thuringen)                          0.96            5/01/2042          1,100

================================================================================

24  | USAA NEW YORK BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON            FINAL             VALUE
(000)         SECURITY                                                    RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 3,400       Housing Finance Agency
                (LOC - Wells Fargo & Co.)                                 0.92%          11/01/2046       $  3,400
  1,170       Monroe County IDA (LOC - Citizens Financial Group)          1.05            7/01/2027          1,170
                                                                                                          --------
                                                                                                            12,585
                                                                                                          --------
              Total Variable-Rate Demand Notes (cost: $12,585)                                              12,585
                                                                                                          --------
UNITS
------------------------------------------------------------------------------------------------------------------
              LIQUIDATING TRUST (0.3%)
    200       Center for Medical Science, Inc.*(c),(d) (cost: $499)                                            545
                                                                                                          --------
              TOTAL INVESTMENTS (COST: $203,210)                                                          $212,356
                                                                                                          ========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1              LEVEL 2             LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                               $-             $199,226                $  -          $199,226
Variable-Rate Demand Notes                            -               12,585                   -            12,585
Liquidating Trust                                     -                    -                 545               545
------------------------------------------------------------------------------------------------------------------
Total                                                $-             $211,811                $545          $212,356
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

------------------------------------------------------------------------------------------------------------------
                                       RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                                                      LIQUIDATING TRUST
------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2016                                                                                  $550
Purchases                                                                                                        -
Sales                                                                                                            -
Transfers into Level 3                                                                                           -
Transfers out of Level 3                                                                                         -
Net realized gain (loss) on investments                                                                          -
Change in net unrealized appreciation/(depreciation) of investments                                             (5)
------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2017                                                                                  $545
------------------------------------------------------------------------------------------------------------------

For the period of April 1, 2016, through March 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2017, was $545,000, which represented 0.3% of the Fund's net assets.

    (d) Restricted security that is not registered under the Securities Act of 1933.

     *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

26  | USAA NEW YORK BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $203,210)                                $212,356
   Cash                                                                                              445
   Receivables:
       Capital shares sold                                                                            34
       Interest                                                                                    2,491
                                                                                                --------
           Total assets                                                                          215,326
                                                                                                --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                       263
       Dividends on capital shares                                                                   140
   Accrued management fees                                                                            55
   Accrued transfer agent's fees                                                                       1
   Other accrued expenses and payables                                                                52
                                                                                                --------
           Total liabilities                                                                         511
                                                                                                --------
               Net assets applicable to capital shares outstanding                              $214,815
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $209,106
   Overdistribution of net investment income                                                          (1)
   Accumulated net realized loss on investments                                                   (3,436)
   Net unrealized appreciation of investments                                                      9,146
                                                                                                --------
               Net assets applicable to capital shares outstanding                              $214,815
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $208,513/17,554 capital shares
          outstanding, no par value)                                                            $  11.88
                                                                                                ========
       Adviser Shares (net assets of $6,302/532 capital shares
           outstanding, no par value)                                                           $  11.85
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                               $ 8,811
                                                                                                 -------
EXPENSES
   Management fees                                                                                   727
   Administration and servicing fees:
      Fund Shares                                                                                    320
      Adviser Shares                                                                                   9
   Transfer agent's fees:
      Fund Shares                                                                                     49
      Adviser Shares                                                                                   1
   Distribution and service fees (Note 6D):
      Adviser Shares                                                                                  15
   Custody and accounting fees:
      Fund Shares                                                                                     78
      Adviser Shares                                                                                   2
   Postage:
      Fund Shares                                                                                      5
   Shareholder reporting fees:
      Fund Shares                                                                                     16
   Trustees' fees                                                                                     30
   Professional fees                                                                                  80
   Other                                                                                              17
                                                                                                 -------
           Total expenses                                                                          1,349
                                                                                                 -------
NET INVESTMENT INCOME                                                                              7,462
                                                                                                 -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain                                                                                  85
   Change in net unrealized appreciation/(depreciation)                                           (7,499)
                                                                                                 -------
           Net realized and unrealized loss                                                       (7,414)
                                                                                                 -------
   Increase in net assets resulting from operations                                              $    48
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

28  | USAA NEW YORK BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------------------------------
                                                                           2017                     2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $  7,462                 $  7,494
   Net realized gain on investments                                          85                       77
   Change in net unrealized appreciation/(depreciation)
      of investments                                                     (7,499)                    (278)
                                                                       ---------------------------------
      Increase in net assets resulting from operations                       48                    7,293
                                                                       ---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                        (7,265)                  (7,304)
      Adviser Shares                                                       (195)                    (186)
                                                                       ---------------------------------
      Distributions to shareholders                                      (7,460)                  (7,490)
                                                                       ---------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                            4,584                     (304)
   Adviser Shares                                                           651                      221
                                                                       ---------------------------------
      Total net increase (decrease) in net assets from
         capital share transactions                                       5,235                      (83)
                                                                       ---------------------------------
   Net decrease in net assets                                            (2,177)                    (280)

NET ASSETS
   Beginning of year                                                    216,992                  217,272
                                                                       ---------------------------------
   End of year                                                         $214,815                 $216,992
                                                                       =================================
Overdistribution of net investment income:
   End of year                                                         $     (1)                $     (2)
                                                                       =================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA New York Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.

The Fund consists of two classes of shares: New York Bond Fund Shares (Fund Shares) and New York Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

30  | USAA NEW YORK BOND FUND

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

        hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

32  | USAA NEW YORK BOND FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value derived based upon the use of inputs such as real property appraisals.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in New York tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    March 31, 2017, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2017, the Fund Shares and Adviser Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management

================================================================================

34  | USAA NEW YORK BOND FUND

================================================================================

    to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended March 31, 2017, the Fund paid CAPCO facility fees of $2,000, which represents 0.3% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment loss and decrease accumulated net realized loss on investments by $1,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2017, and 2016, was as follows:

                                                        2017              2016
                                                     ---------------------------
Tax-exempt income                                    $7,460,000       $7,490,000

As of March 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                      $   168,000
Accumulated capital and other losses                                  (3,436,000)
Unrealized appreciation of investments                                 9,117,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on partnership basis adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2017, the Fund utilized post-enactment capital loss carryforwards of $86,000, to offset capital gains. At March 31, 2017, the Fund had both pre-enactment capital loss carryforwards and post-enactment

================================================================================

36  | USAA NEW YORK BOND FUND

================================================================================

capital loss carryforwards for federal income tax purposes as shown in the table below. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2019, as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                             CAPITAL LOSS CARRYFORWARDS
                     -------------------------------------------
                        EXPIRES       SHORT-TERM      LONG-TERM
                     -------------    ----------      ----------
                     2019               $  1,000      $       -
                     No Expiration       815,000       2,620,000
                     -------------    ----------      ----------
                     Total              $816,000      $2,620,000

For the year ended March 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2017, were $20,296,000 and $21,455,000, respectively.

As of March 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $203,239,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2017, for federal income tax purposes, were $10,773,000 and $1,656,000, respectively, resulting in net unrealized appreciation of $9,117,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                    YEAR ENDED                   YEAR ENDED
                                  MARCH 31, 2017               MARCH 31, 2016
--------------------------------------------------------------------------------
                                SHARES        AMOUNT        SHARES        AMOUNT
                                ------------------------------------------------
FUND SHARES:
Shares sold                      1,401      $ 17,021           885      $ 10,806
Shares issued from
  reinvested dividends             491         5,964           496         6,035
Shares redeemed                 (1,528)      (18,401)       (1,412)      (17,145)
                                ------------------------------------------------
Net increase (decrease) from
  capital share transactions       364      $  4,584           (31)     $   (304)
                                ================================================
ADVISER SHARES:
Shares sold                         71      $    851            25      $    308
Shares issued from
  reinvested dividends               2            29             1            16
Shares redeemed                    (19)         (229)           (8)         (103)
                                ------------------------------------------------
Net increase from
  capital share transactions        54      $    651            18      $    221
                                ================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA New York Bond Fund and USAA New York Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2017, the Fund's effective annualized base fee was 0.35% of the Fund's average net assets for the same period.

================================================================================

38  | USAA NEW YORK BOND FUND

================================================================================

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper New York Municipal Debt Funds Index.

    The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                             ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                          (IN BASIS POINTS)(1)
    --------------------------------------------------------------------
    +/- 20 to 50                                  +/- 4
    +/- 51 to 100                                 +/- 5
    +/- 101 and greater                           +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each share class will pay a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper New York Municipal Debt Funds Index over that period, even if the share class had overall negative returns during the performance period.

    For the year ended March 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $727,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(40,000) and $(2,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.02)% and (0.03)%, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2017, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $320,000 and $9,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2017, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2017, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $49,000 and $1,000, respectively. Additionally, the Fund recorded a capital contribution from SAS of less than $500 at March 31, 2017, for adjustments related to corrections to certain shareholder transactions.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual

================================================================================

40  | USAA NEW YORK BOND FUND

================================================================================

    rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $15,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2017, USAA and its affiliates owned 420,000 Adviser Shares, which represents 79.0% of the Adviser Shares outstanding and 2.3% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

42  | USAA NEW YORK BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MARCH 31,
                                --------------------------------------------------------------------
                                    2017           2016           2015           2014           2013
                                --------------------------------------------------------------------
Net asset value at
  beginning of period           $  12.28       $  12.29       $  11.93       $  12.47       $  12.18
                                --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .42            .43            .44            .45            .45
  Net realized and
    unrealized gain (loss)          (.41)          (.01)           .36           (.54)           .29
                                --------------------------------------------------------------------
Total from investment
  operations                         .01            .42            .80           (.09)           .74
                                --------------------------------------------------------------------
Less distributions from:
  Net investment income             (.41)          (.43)          (.44)          (.45)          (.45)
                                --------------------------------------------------------------------
Net asset value at
  end of period                 $  11.88       $  12.28       $  12.29       $  11.93       $  12.47
                                ====================================================================
Total return (%)*                    .10           3.50           6.76           (.63)          6.12
Net assets at end of
  period (000)                  $208,513       $211,136       $211,634       $194,083       $217,464
Ratios to average
  net assets:**
  Expenses (%)(a)                    .61            .66            .66            .67            .65
  Net investment income (%)         3.41           3.53           3.58           3.80           3.59
Portfolio turnover (%)                10             10              5              6              8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $213,121,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MARCH 31,
                                  -------------------------------------------------------------------
                                    2017           2016           2015           2014            2013
                                  -------------------------------------------------------------------
Net asset value at
  beginning of period             $12.25         $12.26         $11.90         $12.47          $12.18
                                  -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .39            .41            .41            .42             .42
  Net realized and
    unrealized gain (loss)          (.40)          (.01)           .36           (.57)            .29
                                  -------------------------------------------------------------------
Total from investment
  operations                        (.01)           .40            .77           (.15)            .71
                                  -------------------------------------------------------------------
Less distributions from:
  Net investment income             (.39)          (.41)          (.41)          (.42)           (.42)
                                  -------------------------------------------------------------------
Net asset value at
  end of period                   $11.85         $12.25         $12.26         $11.90          $12.47
                                  ===================================================================
Total return (%)*                   (.13)          3.30           6.51          (1.10)           5.90
Net assets at end of
  period (000)                    $6,302         $5,856         $5,638         $5,339          $6,334
Ratios to average
  net assets:**
  Expenses (%)(a)                    .83            .85            .90(b)         .89             .85
  Expenses, excluding
    reimbursements (%)(a)            .83            .85            .90            .89             .85
 Net investment income (%)          3.19           3.34           3.34           3.57            3.39
Portfolio turnover (%)                10             10              5              6               8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $6,109,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.

================================================================================

44  | USAA NEW YORK BOND FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2016, through March 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING               ENDING               DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE          OCTOBER 1, 2016 -
                                       OCTOBER 1, 2016        MARCH 31, 2017          MARCH 31, 2017
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $  979.50                  $2.91

Hypothetical
  (5% return before expenses)              1,000.00              1,021.99                   2.97

ADVISER SHARES
Actual                                     1,000.00                978.30                   4.04

Hypothetical
  (5% return before expenses)              1,000.00              1,020.84                   4.13

*Expenses are equal to the Fund's annualized expense ratio of 0.59% for Fund
 Shares and 0.82% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (2.05)% for Fund Shares and (2.17)% for Adviser Shares for the six-month period of October 1, 2016, through March 31, 2017.

================================================================================

46  | USAA NEW YORK BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

48  | USAA NEW YORK BOND FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA NEW YORK BOND FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton would bring to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)   Member of Executive Committee.
   (3)   Member of Audit and Compliance Committee.
   (4)   Member of Product Management and Distribution Committee.
   (5)   Member of Corporate Governance Committee.
   (6)   Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)   Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

52  | USAA NEW YORK BOND FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

54  | USAA NEW YORK BOND FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722

--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40864-0517                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA NEW YORK MONEY MARKET FUND]

 =======================================================

    ANNUAL REPORT
    USAA NEW YORK MONEY MARKET FUND
    MARCH 31, 2017

 =======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE CONCENTRATED IN PARTICULAR
ASSET CLASSES COULD BE CARRYING MORE RISK IN        [PHOTO OF BROOKS ENGLEHARDT]
THEIR PORTFOLIOS THAN THEY REALIZE."

--------------------------------------------------------------------------------

MAY 2017

Diversification is a good idea, especially when you do not know what will happen next. When it comes to the financial markets, no one knows what will happen next. For example, stocks dipped just before the November 8, 2016 U.S. presidential election, as investors digested the possibility that Donald Trump might be elected president. Some market experts predicted a continued decline if he was victorious. Instead, stocks rallied. The story was similar in the bond market. Longer-term yields edged down ahead of the election, but then rose afterwards. Investors seemed to believe that President Trump's plans for increased infrastructure spending, reduced regulation, and tax reform would boost economic growth. Stronger economic growth could also increase inflation, which might lead the Federal Reserve (the Fed) to consider accelerating short-term interest rate increases.

Until March 2017, stock investors appeared to react favorably to the new administration's promises of fiscal stimulus and regulatory rollbacks, while discounting possible negative outcomes, such as legislative resistance or trade obstacles. But when the Republicans canceled a vote on the repeal of the Affordable Care Act and congressional divisions were revealed, doubts were raised about the timeline for a tax overhaul, regulatory reform, and an infrastructure deal. Investors rotated out of so-called "Trump trade" stocks, such as banks and industrials, and into growth-oriented information technology companies.

In the bond market, investors had been somewhat more skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve following the election. Longer-term U.S. Treasury yields rose, but they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the federal funds target rate in December 2016 and again in March 2017. At the end of the reporting period, the rate ranged between 0.75% and 1.00%.) We believe the bond market also may have considered government policy-related expectations to be too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure, less reason for the Fed to raise interest rates quickly, and less justification for lofty stock

================================================================================

================================================================================

valuations. During the reporting period overall, U.S. Treasury bond prices fell. (Bond prices and yields move in opposite directions.)

The tax-exempt bond market, in keeping with its historical tendency, followed the U.S. Treasury market. However, supply-and-demand dynamics also had an impact on the municipal bond market. At USAA Investments, we are keeping a close eye on possible changes in tax rates and policies. For example, if the government cuts income taxes, the taxable-equivalent yields of municipal securities would likely become less attractive, and this could potentially affect demand. Another potential issue is infrastructure spending. The president's promise to boost infrastructure spending could also affect municipal securities, the traditional source of funding for such initiatives. However, President Trump seems to be exploring other sources of funding, so it is not clear whether the supply of municipal bonds would expand as a result of his initiative. These unknowns might create some volatility in the municipal bond market, which could temporarily depress prices and boost yields. That said, volatility can also create buying opportunities. USAA's tax-exempt investment team will continue to focus on income and look for investments that have the potential to provide higher yields for our shareholders.

In this environment, diversification can potentially help you protect your portfolio against adverse market conditions or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management. Investors who are concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This also applies to investors who think they're diversified--because U.S. stocks have outperformed for some time, their weighting within a portfolio might have grown too large and might need to be rebalanced. We encourage you to speak with one of our financial advisors, who can help you review your portfolio and align your allocations with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead your team of portfolio managers will continue to stay abreast of changing political, economic, and market conditions as they strive to meet your investment expectations. From everyone at USAA Investments, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                    10

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered
      Public Accounting Firm                                                  12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         17

    Financial Statements                                                      18

    Notes to Financial Statements                                             21

EXPENSE EXAMPLE                                                               30

TRUSTEES' AND OFFICERS' INFORMATION                                           32

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.
204985-0517

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA NEW YORK MONEY MARKET FUND (THE FUND) PROVIDES NEW YORK INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES AND HAS A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund primarily invests in high-quality New York tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began in April 2016, investors were still digesting the Federal Reserve's (the Fed) changed guidance on short- term interest rate increases. At its March 2016 policy meeting, Fed officials had called for two interest rate increases in 2016, down from the four it had forecast in December 2015. However, the Fed remained on hold at its April 2016 meeting, hinting at a potential interest rate increase in June 2016. It shelved its plans after a surprisingly weak May 2016 jobs report. Fed policymakers grew even more cautious in the wake of the United Kingdom's vote to leave the European Union, which raised global economic uncertainty during the summer 2016. At its September 2016 meeting, the Fed left the federal funds target rate unchanged, saying it wanted to wait for "further evidence of continued progress toward its objectives." It did not shift its policy stance at the November 2016 meeting, which was held just before the November 8, 2016 U.S. election, but as widely expected, raised interest rates by 0.25% at its December 2016 meeting. Fed officials also said they were likely to increase interest rates three times in 2017. Although no action came at the January 2017 policy meeting, improving economic data, including the strength of the labor market, led the Fed to raise the federal funds target rate by another 0.25% in March 2017 to a range between 0.75% to 1.00%.

    Interest rates on money market securities rose, due to shifting market dynamics and to some extent, Fed interest rate increases. At the

================================================================================

2  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    beginning of the reporting period, the SIFMA Municipal Swap Index*, the index of seven-day variable rate demand notes (VRDNs), stood at 0.40%, its low during the reporting period. During August and September 2016, in advance of money market fund reform (which became effective in mid-October
    2016), a large number of tax-exempt and taxable money market funds sold VRDNs as they liquidated, consolidated or shifted assets into U.S. Treasury money market funds. This caused inventories of VRDNs to increase, leading many dealers to raise interest rates in order to attract buyers. Accordingly, the SIFMA Municipal Swap Index climbed to 0.87% during October 2016. After decreasing somewhat, the SIFMA Municipal Swap Index rose to close the reporting period at 0.91% as VRDN inventories grew due to tax season-related outflows and in response to the Fed's March 2017 interest rate increase.

o HOW DID THE USAA NEW YORK MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2017, the Fund had a return of 0.09%, compared to an average return 0.14% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF NEW YORK?

    New York continues to be highly rated by credit rating agencies. The state's finances appear to be in good shape due to a gradual economic recovery, though revenues are still dependent in some measure on the

    Refer to page 7 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    financial services industry. While New York state is projecting future budget gaps, they appear to be manageable. Budget flexibility is enhanced by the state's $1.8 billion "rainy day" reserves. At the end of the reporting period, New York's general obligation bonds were rated Aa1 by Moody's Investors Service Inc., AA+ by S&P Global Ratings, and AA+ by Fitch Ratings Inc.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus our purchases on VRDNs, which added to the Fund's yield during the reporting period. Because the VRDNs owned by the Fund can be sold at par value (100% of face value) upon seven days or less notice, we had the flexibility to take advantage of higher interest rates. Many of the Fund's VRDNs are also guaranteed by a bank letter of credit for the payment of both principal and interest, providing the Fund with a certain degree of safety.

    In addition, the Fund benefited from investments in longer maturities. We continued to work with our in-house team of analysts to help us identify attractive opportunities for the Fund. Our analysts continue to analyze and monitor every holding in the Fund's portfolio.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary. o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA NEW YORK MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA NEW YORK MONEY MARKET FUND (THE FUND)
(Ticker Symbol: UNYXX)

--------------------------------------------------------------------------------
                                               3/31/17               3/31/16
--------------------------------------------------------------------------------
Net Assets                                 $67.0 Million         $85.7 Million
Net Asset Value Per Share                      $1.00                 $1.00

Dollar-Weighted Average
Portfolio Maturity(+)                         13 Days               11 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                          10 YEARS
    0.09%                            0.04%                             0.53%

--------------------------------------------------------------------------------
                           7-DAY YIELDS AS OF 3/31/17
--------------------------------------------------------------------------------
    UNSUBSIDIZED          0.30%                    SUBSIDIZED          0.30%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 3/31/16*
--------------------------------------------------------------------------------
    Before Reimbursement          0.88%       After Reimbursement      0.60%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.60% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2017. If the total annual operating expense ratio of the Fund is lower than 0.60%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE IT WILL DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

6  | USAA NEW YORK MONEY MARKET FUND

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                                                USAA NEW YORK
                              iMoneyNet AVERAGE               MONEY MARKET FUND
 3/28/2016                          0.01%                           0.01%
 4/25/2016                          0.03%                           0.03%
 5/23/2016                          0.04%                           0.04%
 6/27/2016                          0.05%                           0.05%
 7/25/2016                          0.05%                           0.05%
 8/29/2016                          0.09%                           0.09%
 9/26/2016                          0.20%                           0.20%
10/31/2016                          0.14%                           0.12%
11/28/2016                          0.10%                           0.02%
12/26/2016                          0.18%                           0.15%
 1/30/2017                          0.17%                           0.14%
 2/27/2017                          0.16%                           0.14%
 3/27/2017                          0.26%                           0.25%

                                   [END CHART]

    Data represents the last Monday of each month. Ending date 3/27/17.

The graph tracks the USAA New York Money Market Fund's seven-day yield against an average of money market fund yields of all state-specific and retail state tax-free and municipal money funds calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/17 o
                                (% of Net Assets)

Education ...............................................................  13.8%
Buildings ...............................................................  12.4%
Nursing/CCRC ............................................................  12.3%
General Obligation ......................................................  10.6%
Community Service .......................................................   9.5%
Hospital ................................................................   9.0%
Multifamily Housing .....................................................   7.9%
Electric Utilities ......................................................   4.9%
Real Estate Tax/Fee .....................................................   4.9%
Municipal Finance .......................................................   4.8%

                           o PORTFOLIO MIX - 3/31/17 o

                            [CHART OF PORTFOLIO MIX]

VARIABLE-RATE DEMAND NOTES                                                 93.9%
FIXED-RATE INSTRUMENTS                                                      6.0%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-16.

================================================================================

8  | USAA NEW YORK MONEY MARKET FUND

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                                     USAA NEW YORK
                                                                   MONEY MARKET FUND
03/31/07                                                              $10,000.00
04/30/07                                                               10,025.00
05/31/07                                                               10,053.00
06/30/07                                                               10,080.00
07/31/07                                                               10,105.00
08/31/07                                                               10,134.00
09/30/07                                                               10,159.00
10/31/07                                                               10,185.00
11/30/07                                                               10,211.00
12/31/07                                                               10,236.00
01/31/08                                                               10,258.00
02/29/08                                                               10,276.00
03/31/08                                                               10,296.00
04/30/08                                                               10,313.00
05/31/08                                                               10,332.00
06/30/08                                                               10,346.00
07/31/08                                                               10,360.00
08/31/08                                                               10,375.00
09/30/08                                                               10,402.00
10/31/08                                                               10,434.00
11/30/08                                                               10,445.00
12/31/08                                                               10,454.00
01/31/09                                                               10,458.00
02/28/09                                                               10,461.00
03/31/09                                                               10,465.00
04/30/09                                                               10,472.00
05/31/09                                                               10,479.00
06/30/09                                                               10,485.00
07/31/09                                                               10,490.00
08/31/09                                                               10,493.00
09/30/09                                                               10,496.00
10/31/09                                                               10,497.00
11/30/09                                                               10,497.00
12/31/09                                                               10,504.00
01/31/10                                                               10,504.00
02/28/10                                                               10,505.00
03/31/10                                                               10,505.00
04/30/10                                                               10,505.00
05/31/10                                                               10,505.00
06/30/10                                                               10,505.00
07/31/10                                                               10,505.00
08/31/10                                                               10,505.00
09/30/10                                                               10,505.00
10/31/10                                                               10,505.00
11/30/10                                                               10,506.00
12/31/10                                                               10,510.00
01/31/11                                                               10,510.00
02/28/11                                                               10,510.00
03/31/11                                                               10,510.00
04/30/11                                                               10,510.00
05/31/11                                                               10,510.00
06/30/11                                                               10,510.00
07/31/11                                                               10,510.00
08/31/11                                                               10,510.00
09/30/11                                                               10,510.00
10/31/11                                                               10,510.00
11/30/11                                                               10,510.00
12/31/11                                                               10,511.00
01/31/12                                                               10,511.00
02/29/12                                                               10,511.00
03/31/12                                                               10,511.00
04/30/12                                                               10,511.00
05/31/12                                                               10,511.00
06/30/12                                                               10,511.00
07/31/12                                                               10,511.00
08/31/12                                                               10,511.00
09/30/12                                                               10,511.00
10/31/12                                                               10,511.00
11/30/12                                                               10,512.00
12/31/12                                                               10,513.00
01/31/13                                                               10,513.00
02/28/13                                                               10,513.00
03/31/13                                                               10,513.00
04/30/13                                                               10,513.00
05/31/13                                                               10,513.00
06/30/13                                                               10,513.00
07/31/13                                                               10,513.00
08/31/13                                                               10,513.00
09/30/13                                                               10,513.00
10/31/13                                                               10,513.00
11/30/13                                                               10,514.00
12/31/13                                                               10,514.00
01/31/14                                                               10,514.00
02/28/14                                                               10,514.00
03/31/14                                                               10,514.00
04/30/14                                                               10,514.00
05/31/14                                                               10,514.00
06/30/14                                                               10,514.00
07/31/14                                                               10,514.00
08/31/14                                                               10,514.00
09/30/14                                                               10,514.00
10/31/14                                                               10,515.00
11/30/14                                                               10,515.00
12/31/14                                                               10,518.00
01/31/15                                                               10,518.00
02/28/15                                                               10,518.00
03/31/15                                                               10,518.00
04/30/15                                                               10,518.00
05/31/15                                                               10,518.00
06/30/15                                                               10,518.00
07/31/15                                                               10,518.00
08/31/15                                                               10,518.00
09/30/15                                                               10,518.00
10/31/15                                                               10,519.00
11/30/15                                                               10,519.00
12/31/15                                                               10,520.00
01/31/16                                                               10,520.00
02/29/16                                                               10,520.00
03/31/16                                                               10,520.00
04/30/16                                                               10,520.00
05/31/16                                                               10,520.00
06/30/16                                                               10,520.00
07/31/16                                                               10,521.00
08/31/16                                                               10,521.00
09/30/16                                                               10,522.00
10/31/16                                                               10,525.00
11/30/16                                                               10,525.00
12/31/16                                                               10,526.00
01/31/17                                                               10,527.00
02/28/17                                                               10,528.00
03/31/17                                                               10,530.00

                                   [END CHART]

                       Data from 3/31/07 through 3/31/17.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA New York Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                        NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                          FOR                          VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara           9,689,863,032                      376,756,871
Robert L. Mason, Ph.D.       9,714,117,381                      352,502,522
Jefferson C. Boyce           9,717,710,105                      348,909,798
Dawn M. Hawley               9,714,577,808                      352,042,095
Paul L. McNamara             9,668,206,065                      398,413,838
Richard Y. Newton III        9,665,513,520                      401,106,382
Barbara B. Ostdiek, Ph.D.    9,715,801,431                      350,818,472
Michael F. Reimherr          9,711,558,498                      355,061,405

================================================================================

10  | USAA NEW YORK MONEY MARKET FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2017:

                                   TAX-EXEMPT
                                   INCOME(1,2)
                                   -----------
                                     100.00%
                                   -----------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA NEW YORK MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA New York Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA New York Money Market Fund at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

San Antonio, Texas
May 25, 2017

================================================================================

12  | USAA NEW YORK MONEY MARKET FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    CSD     Central School District
    IDA     Industrial Development Authority/Agency
    MTA     Metropolitan Transportation Authority

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, the USAA Mutual Funds Trust's

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

    Board of Trustees, must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Royal Bank of Canada.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

14  | USAA NEW YORK MONEY MARKET FUND

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 COUPON            FINAL               VALUE
(000)       SECURITY                                                    RATE            MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
            VARIABLE-RATE DEMAND NOTES (93.9%)
            NEW YORK (93.9%)
 $1,420     Albany IDA (LOC - Citizens Financial Group)                 1.03%           5/01/2035          $ 1,420
  5,795     Build New York City Resource Corp.
              (LOC - Toronto-Dominion Bank)                             1.01           12/01/2045            5,795
  2,245     Chautauqua County IDA (LOC - Citizens
              Financial Group)                                          1.00            8/01/2027            2,245
  3,300     Energy Research and Dev. Auth. (LOC - Mizuho
              Corporate Bank Ltd.)                                      0.95            5/01/2039            3,300
  1,210     Erie County IDA (LOC - Key Bank, N.A.)                      0.99            6/01/2022            1,210
  3,300     Housing Finance Agency (LOC - Landesbank
              Hessen-Thuringen)                                         0.87           11/01/2037            3,300
  2,000     Housing Finance Agency (LOC - Landesbank
              Hessen-Thuringen)                                         0.96            5/01/2042            2,000
  3,200     Housing Finance Agency (LOC - Wells Fargo & Co.)            0.92           11/01/2046            3,200
  3,275     Hudson Yards (LIQ) (LOC - Royal Bank of Canada)(a)          0.96            2/15/2019            3,275
  2,500     Liberty Development Corp. (LIQ)
              (LOC - Royal Bank of Canada)(a)                           0.96           11/15/2019            2,500
  2,420     Monroe County IDA (LOC - Manufacturers
              & Traders Trust Co.)                                      0.96           12/01/2034            2,420
  2,655     MTA (LOC - BNP Paribas)                                     0.97           11/15/2045            2,655
  3,100     New York City (LOC - Sumitomo Mitsui
              Banking Corp.)                                            0.91            9/01/2035            3,100
  1,600     New York City (LOC - Manufacturers
              & Traders Trust Co.)                                      1.03           12/01/2040            1,600
  2,275     New York City Health and Hospitals Corp.
              (LOC - JP Morgan Chase & Co.)                             0.88            2/15/2026            2,275
    740     New York City IDA (LOC - Toronto-Dominion Bank)             1.01           12/01/2027              740
  3,135     New York City IDA (LOC - JP Morgan Chase & Co.)             1.01           12/01/2034            3,135
  3,105     New York City IDA (LOC - Key Bank, N.A.)                    0.97            7/01/2038            3,105
  1,700     Onondaga County IDA (LOC - Manufacturers
              & Traders Trust Co.)                                      0.96           12/01/2031            1,700
  2,305     Ontario County IDA (LOC - Key Bank, N.A.)                   0.94            7/01/2030            2,305
  2,545     Ramapo Housing Auth.
              (LOC - Manufacturers & Traders Trust Co.)                 1.01           12/01/2029            2,545
  5,685     Tompkins County IDA (LOC - Bank of America Corp.)           1.03            2/01/2037            5,685
  2,315     Triborough Bridge and Tunnel Auth.
              (LOC - State Street Bank and Trust Co.)                   0.87            1/01/2032            2,315

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 COUPON            FINAL               VALUE
(000)       SECURITY                                                    RATE            MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
 $1,055     Westchester County IDA
              (LOC - JP Morgan Chase & Co.)                             0.98%          10/01/2028          $ 1,055
                                                                                                           -------
                                                                                                            62,880
                                                                                                           -------
            Total Variable-Rate Demand Notes (cost: $62,880)                                                62,880
                                                                                                           -------

            FIXED-RATE INSTRUMENTS (6.0%)
            NEW YORK (6.0%)
  1,500     Chenango Valley CSD                                         1.50            7/14/2017            1,502
  1,000     Indian River CSD                                            2.00            7/14/2017            1,003
  1,500     Waverly CSD                                                 2.00            7/28/2017            1,505
                                                                                                           -------
                                                                                                             4,010
                                                                                                           -------
            Total Fixed-Rate Instruments (cost: $4,010)                                                      4,010
                                                                                                           -------

            TOTAL INVESTMENTS (COST: $66,890)                                                              $66,890
                                                                                                           =======

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1               LEVEL 2               LEVEL 3               TOTAL
------------------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                      $-               $62,880                    $-             $62,880
Fixed-Rate Instruments                           -                 4,010                     -               4,010
------------------------------------------------------------------------------------------------------------------
Total                                           $-               $66,890                    $-             $66,890
------------------------------------------------------------------------------------------------------------------

================================================================================

16  | USAA NEW YORK MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The cost of securities at March 31, 2017, for federal income tax purposes, was $66,890,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)      $66,890
   Cash                                                                            9
   Receivables:
       Capital shares sold                                                       145
       USAA Asset Management Company (Note 4D)                                    50
       Interest                                                                   89
                                                                             -------
             Total assets                                                     67,183
                                                                             -------
LIABILITIES
   Payables:
       Capital shares redeemed                                                   137
       Dividends on capital shares                                                 1
   Accrued management fees                                                        20
   Other accrued expenses and payables                                            49
                                                                             -------
             Total liabilities                                                   207
                                                                             -------
                 Net assets applicable to capital shares outstanding         $66,976
                                                                             =======
NET ASSETS CONSIST OF:
   Paid-in capital                                                           $66,976
                                                                             -------
                 Net assets applicable to capital shares outstanding         $66,976
                                                                             =======
   Capital shares outstanding, no par value                                   66,976
                                                                             =======
   Net asset value, redemption price, and offering price per share           $  1.00
                                                                             =======

See accompanying notes to financial statements.

================================================================================

18  | USAA NEW YORK MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                           $ 485
                                                                             -----
EXPENSES
   Management fees                                                             273
   Administration and servicing fees                                            78
   Transfer agent's fees                                                       125
   Custody and accounting fees                                                  87
   Postage                                                                       9
   Shareholder reporting fees                                                   14
   Trustees' fees                                                               30
   Professional fees                                                            88
   Other                                                                        14
                                                                             -----
       Total expenses                                                          718
   Expenses reimbursed                                                        (302)
                                                                             -----
       Net expenses                                                            416
                                                                             -----
NET INVESTMENT INCOME                                                           69
                                                                             -----
   Increase in net assets resulting from operations                          $  69
                                                                             =====

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

-------------------------------------------------------------------------------------------
                                                                     2017              2016
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $     69          $      8
   Net realized gain on investments                                     -                 7
                                                                 --------------------------
      Increase in net assets resulting from operations                 69                15
                                                                 --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (69)               (8)
   Net realized gains                                                   -                (7)
                                                                 --------------------------
      Distributions to shareholders                                   (69)              (15)
                                                                 --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                       52,577            72,202
   Reinvested dividends                                                68                15
   Cost of shares redeemed                                        (71,365)          (71,484)
                                                                 --------------------------
      Increase (decrease) in net assets from capital
           share transactions                                     (18,720)              733
                                                                 --------------------------
   Net increase (decrease) in net assets                          (18,720)              733

NET ASSETS
   Beginning of year                                               85,696            84,963
                                                                 --------------------------
   End of year                                                   $ 66,976          $ 85,696
                                                                 ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                     52,577            72,203
   Shares issued for dividends reinvested                              68                15
   Shares redeemed                                                (71,366)          (71,484)
                                                                 --------------------------
      Increase (decrease) in shares outstanding                   (18,721)              734
                                                                 ==========================

See accompanying notes to financial statements

================================================================================

20  | USAA NEW YORK MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA New York Money Market Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes, with a further objective of preserving capital and maintaining liquidity.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

22  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method. The Fund concentrates its investments in New York tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    March 31, 2017, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to

================================================================================

24  | USAA NEW YORK MONEY MARKET FUND

================================================================================

September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended March 31, 2017, the Fund paid CAPCO facility fees of $1,000, which represents 0.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2017, and 2016, was as follows:

                                                            2017           2016
                                                          ----------------------
Ordinary income*                                          $     0        $ 6,000
Tax-exempt income                                          69,000          8,000
Long-term realized capital gain                                 0          1,000
                                                          -------        -------
  Total distributions paid                                $69,000        $15,000
                                                          =======        =======

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of March 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                           $1,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended March 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA New York Bond Fund and USAA New York Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $273,000, resulting in an effective annualized management fee of 0.35% of the Fund's average net assets for the same period.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services,

================================================================================

26  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $78,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2017, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Prior to June 1, 2016, the annual charge was $25.50 per shareholder account plus out-of-pocket expenses. For the year ended March 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $125,000.

D. EXPENSE LIMITATION - The Manager agreed, through August 1, 2017, to limit the total annual operating expenses of the Fund to 0.60% of its average net assets, excluding extraordinary expenses, and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. The Manager also has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager may modify or terminate this arrangement at any time. For the year ended March 31, 2017, the Fund incurred reimbursable expenses of $302,000, of which $50,000 was receivable from the Manager.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

28  | USAA NEW YORK MONEY MARKET FUND

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MARCH 31,
                                   ---------------------------------------------------------------
                                      2017          2016          2015          2014          2013
                                   ---------------------------------------------------------------
Net asset value at
  beginning of period              $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                   ---------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income(a)             .00           .00           .00           .00           .00
  Net realized and
    unrealized gain (loss)(a)          .00           .00           .00          (.00)          .00
                                   ---------------------------------------------------------------
Total from investment
  operations(a)                        .00           .00           .00           .00           .00
                                   ---------------------------------------------------------------
Less distributions from:
  Net investment income(a)            (.00)         (.00)         (.00)         (.00)         (.00)
  Realized capital gains                 -          (.00)(a)      (.00)(a)         -          (.00)(a)
                                   ---------------------------------------------------------------
Total distributions(a)                (.00)         (.00)         (.00)         (.00)         (.00)
                                   ---------------------------------------------------------------
Net asset value at
  end of period                    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                   ===============================================================
Total return (%)* ,(b)                 .09           .02           .04           .01           .02
Net assets at
  end of period (000)              $66,976       $85,696       $84,963       $98,928       $97,796
Ratios to average net assets:**
  Expenses (%)(b),(c)                  .54           .14           .17           .21           .33
  Expenses, excluding
    reimbursements (%)(c)              .92           .88           .79           .77           .73
  Net investment income (%)            .09           .01           .01           .01           .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $77,637,000.
(a) Represents less than $0.01 per share.
(b) In addition to the Fund's 0.60% annual expense cap, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

EXPENSE EXAMPLE

March 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2016, through March 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so,

================================================================================

30  | USAA NEW YORK MONEY MARKET FUND

================================================================================

compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                    BEGINNING                ENDING             DURING PERIOD*
                                   ACCOUNT VALUE          ACCOUNT VALUE        OCTOBER 1, 2016 -
                                  OCTOBER 1, 2016         MARCH 31, 2017        MARCH 31, 2017
                                  --------------------------------------------------------------
Actual                               $1,000.00              $1,000.70                  $2.99

Hypothetical
  (5% return before expenses)         1,000.00               1,021.94                   3.02

*Expenses are equal to the Fund's annualized expense ratio of 0.60%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.07% for the six-month period of October 1, 2016, through March 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  31

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

32  | USAA NEW YORK MONEY MARKET FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------
DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------
ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

34  | USAA NEW YORK MONEY MARKET FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton would bring to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

36  | USAA NEW YORK MONEY MARKET FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

INTERESTED OFFICER(1)
--------------------------------------------------------------------------------
JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

38  | USAA NEW YORK MONEY MARKET FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

40  | USAA NEW YORK MONEY MARKET FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40865-0517                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA TAX EXEMPT INTERMEDIATE-TERM FUND]

  =============================================================

        ANNUAL REPORT
        USAA TAX EXEMPT INTERMEDIATE-TERM FUND
        FUND SHARES o ADVISER SHARES
        MARCH 31, 2017

  =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE CONCENTRATED IN PARTICULAR
ASSET CLASSES COULD BE CARRYING MORE RISK IN        [PHOTO OF BROOKS ENGLEHARDT]
THEIR PORTFOLIOS THAN THEY REALIZE."

--------------------------------------------------------------------------------

MAY 2017

Diversification is a good idea, especially when you do not know what will happen next. When it comes to the financial markets, no one knows what will happen next. For example, stocks dipped just before the November 8, 2016 U.S. presidential election, as investors digested the possibility that Donald Trump might be elected president. Some market experts predicted a continued decline if he was victorious. Instead, stocks rallied. The story was similar in the bond market. Longer-term yields edged down ahead of the election, but then rose afterwards. Investors seemed to believe that President Trump's plans for increased infrastructure spending, reduced regulation, and tax reform would boost economic growth. Stronger economic growth could also increase inflation, which might lead the Federal Reserve (the Fed) to consider accelerating short-term interest rate increases.

Until March 2017, stock investors appeared to react favorably to the new administration's promises of fiscal stimulus and regulatory rollbacks, while discounting possible negative outcomes, such as legislative resistance or trade obstacles. But when the Republicans canceled a vote on the repeal of the Affordable Care Act and congressional divisions were revealed, doubts were raised about the timeline for a tax overhaul, regulatory reform, and an infrastructure deal. Investors rotated out of so-called "Trump trade" stocks, such as banks and industrials, and into growth-oriented information technology companies.

In the bond market, investors had been somewhat more skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve following the election. Longer-term U.S. Treasury yields rose, but they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the federal funds target rate in December 2016 and again in March 2017. At the end of the reporting period, the rate ranged between 0.75% and 1.00%.) We believe the bond market also may have considered government policy-related expectations to be too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure, less reason for the Fed to raise interest rates quickly, and less justification for lofty stock

================================================================================

================================================================================

valuations. During the reporting period overall, U.S. Treasury bond prices fell. (Bond prices and yields move in opposite directions.)

The tax-exempt bond market, in keeping with its historical tendency, followed the U.S. Treasury market. However, supply-and-demand dynamics also had an impact on the municipal bond market. At USAA Investments, we are keeping a close eye on possible changes in tax rates and policies. For example, if the government cuts income taxes, the taxable-equivalent yields of municipal securities would likely become less attractive, and this could potentially affect demand. Another potential issue is infrastructure spending. The president's promise to boost infrastructure spending could also affect municipal securities, the traditional source of funding for such initiatives. However, President Trump seems to be exploring other sources of funding, so it is not clear whether the supply of municipal bonds would expand as a result of his initiative. These unknowns might create some volatility in the municipal bond market, which could temporarily depress prices and boost yields. That said, volatility can also create buying opportunities. USAA's tax-exempt investment team will continue to focus on income and look for investments that have the potential to provide higher yields for our shareholders.

In this environment, diversification can potentially help you protect your portfolio against adverse market conditions or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management. Investors who are concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This also applies to investors who think they're diversified--because U.S. stocks have outperformed for some time, their weighting within a portfolio might have grown too large and might need to be rebalanced. We encourage you to speak with one of our financial advisors, who can help you review your portfolio and align your allocations with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead your team of portfolio managers will continue to stay abreast of changing political, economic, and market conditions as they strive to meet your investment expectations. From everyone at USAA Investments, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                    16

FINANCIAL INFORMATION

  Distributions to Shareholders                                               17

  Report of Independent Registered
   Public Accounting Firm                                                     18

  Portfolio of Investments                                                    19

  Notes to Portfolio of Investments                                           48

  Financial Statements                                                        50

  Notes to Financial Statements                                               53

EXPENSE EXAMPLE                                                               68

TRUSTEES' AND OFFICERS' INFORMATION                                           70

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

204976-0517

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities, the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is between three and 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

         [PHOTO OF REGINA G. CONKLIN]                [PHOTO OF DALE R. HOFFMANN]
         REGINA G. CONKLIN, CPA, CFA                 DALE R. HOFFMANN
         USAA Asset                                  USAA Asset
         Management Company                          Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Municipal bond yields rose, causing municipal bond prices to fall, during the reporting period ended March 31, 2017. The yield on a 30-year AAA general obligation bond climbed from 2.69% on March 31, 2016 to 3.05% on March 31, 2017. However, municipal bond yields were more volatile than these numbers suggest. Municipal bond yields fell at the beginning of the reporting period, dropping steadily, with the 30-year municipal bond yield falling below 2% in early July 2016. After remaining generally stable through the rest of summer 2016, yields began to increase during September 2016. Municipal bond yields increased after the November 2016 elections. Investors appeared to believe that politicians' pledges to cut taxes and decrease regulation, along with talk about increased infrastructure spending, would lead to stronger economic growth and possibly higher inflation. Late in the reporting period, there was some recovery in municipal bond prices.

    Although calendar year 2016 was a record issuance year for municipal bonds, demand was strong, and the available supply was easily digested by the market. Refunding bonds dominated the new-issues. In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, high-interest debt and replacing it with new bonds that have lower coupon rates. During November 2016, the bond market experienced investor liquidations for the first time in more than a year. Demand remained weak in the last two months of 2016, but was mostly positive

================================================================================

2  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    during the first quarter of 2017. That, combined with a decrease in new-issue bonds, helped support the municipal bond market.

    Overall, municipal bond credit quality remained strong during the reporting period. State and local revenues rose, though at a more moderate pace than in the recent past. Many state and municipal governments have broad taxing powers and are required by law to balance their budgets. Numerous issuers also took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls.

o HOW DID THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2017, the Fund Shares and Adviser Shares had a total return of -0.84% and -1.19%, respectively, versus an average return of -0.25% amongst the funds in the Lipper Intermediate Municipal Debt Funds category. This compares to returns of -0.22% for the Lipper Intermediate Municipal Debt Funds Index and 0.15% for the Bloomberg Barclays Municipal Bond Index*. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.22% and 2.93%, respectively, compared to the Lipper category average of 2.14%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the index is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    Consistent with our investment approach and the Fund's investment objective, we continued to manage the Fund with an income orientation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Due to our focus on income generation, the Fund has a higher allocation to BBB and A rated categories when compared to its peer group.

    During the reporting period, the Fund continued to benefit from our independent research. To identify attractive opportunities, we employed fundamental analysis that emphasized an issuer's ability and willingness to repay its debt. We worked with our in-house team of analysts to choose investments for the Fund on a bond-by-bond basis. Through our research, we seek both to recognize value and avoid potential pitfalls.

    The Fund maintained a diversified portfolio of primarily investment grade municipal bonds. These holdings are continuously monitored by our team of analysts. The Fund continues to be diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT INTERMEDIATE-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USATX)

--------------------------------------------------------------------------------
                                          3/31/17                   3/31/16
--------------------------------------------------------------------------------
Net Assets                             $4.3 Billion              $4.3 Billion
Net Asset Value Per Share                 $13.08                    $13.61

LAST 12 MONTHS
Tax-Exempt Dividends Per Share            $0.421                    $0.442
Capital Gain Distributions Per Share         -                         -
Dollar-Weighted Average
Portfolio Maturity(+)                    9.8 Years                 9.6 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
  1 YEAR                           5 YEARS                            10 YEARS
  -0.84%                            2.95%                               3.98%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 3/31/17                EXPENSE RATIO AS OF 3/31/16**
--------------------------------------------------------------------------------
              2.44%                                          0.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2017

--------------------------------------------------------------------------------
                TOTAL RETURN      =     DIVIDEND RETURN     +      PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS            3.98%         =          4.01%          +         -0.03%
5 YEARS             2.95%         =          3.45%          +         -0.50%
1 YEAR             -0.84%         =          3.05%          +         -3.89%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2008-MARCH 31, 2017

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                                                                     CHANGE IN
                     TOTAL RETURN            DIVIDEND RETURN         SHARE PRICE
3/31/08                  0.44%                   4.28%                 -3.84%
3/31/09                 -1.22%                   4.67%                 -5.89%
3/31/10                 13.07%                   5.01%                  8.06%
3/31/11                  2.29%                   4.34%                 -2.05%
3/31/12                 11.25%                   4.47%                  6.78%
3/31/13                  6.31%                   3.77%                  2.54%
3/31/14                  0.85%                   3.69%                 -2.84%
3/31/15                  5.14%                   3.42%                  1.72%
3/31/16                  3.48%                   3.33%                  0.15%
3/31/17                 -0.84%                   3.05%                 -3.89%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/17, and assuming marginal federal tax
rates of:                           28.00%      36.80%*      38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD            DIVIDEND RETURN
-------------------------------------------------------------------------------
10 Years                4.01%        5.57%       6.34%        6.55%       7.08%
5 Years                 3.45%        4.79%       5.46%        5.64%       6.10%
1 Year                  3.05%        4.24%       4.83%        4.98%       5.39%

To match the Fund Shares' closing 30-day SEC Yield of 2.44% on 3/31/17

A FULLY TAXABLE INVESTMENT MUST PAY: 3.39%       3.86%        3.99%        4.31%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2016 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   BLOOMBERG BARCLAYS        USAA TAX EXEMPT      LIPPER INTERMEDIATE
                     MUNICIPAL BOND        INTERMEDIATE-TERM        MUNICIPAL DEBT
                         INDEX                FUND SHARES             FUNDS INDEX
03/31/07              $10,000.00              $10,000.00              $10,000.00
04/30/07               10,029.61               10,034.00               10,025.55
05/31/07                9,985.20                9,985.00                9,986.59
06/30/07                9,933.45                9,929.00                9,948.91
07/31/07               10,010.46                9,986.00               10,012.66
08/31/07                9,967.27                9,910.00               10,005.62
09/30/07               10,114.76               10,066.00               10,126.59
10/31/07               10,159.85               10,102.00               10,155.24
11/30/07               10,224.63               10,133.00               10,224.09
12/31/07               10,253.01               10,110.00               10,243.48
01/31/08               10,382.30               10,249.00               10,410.67
02/29/08                9,906.97                9,761.00               10,037.76
03/31/08               10,190.13               10,043.00               10,252.48
04/30/08               10,309.37               10,145.00               10,310.22
05/31/08               10,371.71               10,225.00               10,371.65
06/30/08               10,254.64               10,126.00               10,268.85
07/31/08               10,293.62               10,124.00               10,315.06
08/31/08               10,414.08               10,237.00               10,426.65
09/30/08                9,925.71                9,772.00               10,035.98
10/31/08                9,824.40                9,522.00                9,922.30
11/30/08                9,855.64                9,486.00                9,940.19
12/31/08                9,999.32                9,369.00               10,010.48
01/31/09               10,365.33                9,865.00               10,416.58
02/28/09               10,419.78                9,906.00               10,374.18
03/31/09               10,421.69                9,921.00               10,367.49
04/30/09               10,629.88               10,162.00               10,543.52
05/31/09               10,742.33               10,396.00               10,663.05
06/30/09               10,641.70               10,310.00               10,578.36
07/31/09               10,819.74               10,506.00               10,753.68
08/31/09               11,004.71               10,672.00               10,866.83
09/30/09               11,399.64               11,113.00               11,178.51
10/31/09               11,160.35               10,932.00               10,958.11
11/30/09               11,252.56               11,039.00               11,125.49
12/31/09               11,290.59               11,082.00               11,147.41
01/31/10               11,349.39               11,154.00               11,208.24
02/28/10               11,459.40               11,264.00               11,318.40
03/31/10               11,431.97               11,218.00               11,257.46
04/30/10               11,570.90               11,358.00               11,365.49
05/31/10               11,657.68               11,440.00               11,442.80
06/30/10               11,664.61               11,438.00               11,445.24
07/31/10               11,810.06               11,578.00               11,593.65
08/31/10               12,080.45               11,822.00               11,828.03
09/30/10               12,061.58               11,818.00               11,789.38
10/31/10               12,028.17               11,779.00               11,761.07
11/30/10               11,787.65               11,570.00               11,584.61
12/31/10               11,559.22               11,396.00               11,416.83
01/31/11               11,474.07               11,300.00               11,355.67
02/28/11               11,656.73               11,497.00               11,517.72
03/31/11               11,617.89               11,475.00               11,484.51
04/30/11               11,825.95               11,656.00               11,658.69
05/31/11               12,028.03               11,835.00               11,822.68
06/30/11               12,070.00               11,905.00               11,850.76
07/31/11               12,193.17               12,022.00               11,957.07
08/31/11               12,401.78               12,176.00               12,117.24
09/30/11               12,529.98               12,285.00               12,168.55
10/31/11               12,483.40               12,250.00               12,120.02
11/30/11               12,557.14               12,339.00               12,210.74
12/31/11               12,796.03               12,554.00               12,427.48
01/31/12               13,091.96               12,838.00               12,663.90
02/29/12               13,104.86               12,840.00               12,667.56
03/31/12               13,019.71               12,767.00               12,562.67
04/30/12               13,169.91               12,921.00               12,703.46
05/31/12               13,279.24               13,029.00               12,782.52
06/30/12               13,264.98               13,033.00               12,761.03
07/31/12               13,475.21               13,197.00               12,927.28
08/31/12               13,490.55               13,232.00               12,939.91
09/30/12               13,572.04               13,307.00               13,014.61
10/31/12               13,610.34               13,357.00               13,042.38
11/30/12               13,834.56               13,586.00               13,226.11
12/31/12               13,663.57               13,458.00               13,078.06
01/31/13               13,720.48               13,514.00               13,117.40
02/28/13               13,762.04               13,592.00               13,168.58
03/31/13               13,702.69               13,572.00               13,127.69
04/30/13               13,852.89               13,690.00               13,244.04
05/31/13               13,683.67               13,564.00               13,084.23
06/30/13               13,296.21               13,223.00               12,773.95
07/31/13               13,179.96               13,175.00               12,733.37
08/31/13               12,991.87               13,030.00               12,597.33
09/30/13               13,271.50               13,250.00               12,816.13
10/31/13               13,376.34               13,352.00               12,911.96
11/30/13               13,348.77               13,326.00               12,875.34
12/31/13               13,314.68               13,317.00               12,852.07
01/31/14               13,574.08               13,545.00               13,048.49
02/28/14               13,733.24               13,669.00               13,171.16
03/31/14               13,756.33               13,687.00               13,145.64
04/30/14               13,921.61               13,819.00               13,279.42
05/31/14               14,100.88               13,962.00               13,411.67
06/30/14               14,113.10               13,959.00               13,405.04
07/31/14               14,137.95               13,988.00               13,426.70
08/31/14               14,309.21               14,111.00               13,550.37
09/30/14               14,323.74               14,128.00               13,556.36
10/31/14               14,421.93               14,211.00               13,623.61
11/30/14               14,446.92               14,227.00               13,628.94
12/31/14               14,519.71               14,298.00               13,672.13
01/31/15               14,777.07               14,473.00               13,878.85
02/28/15               14,624.69               14,353.00               13,758.06
03/31/15               14,666.93               14,390.00               13,781.27
04/30/15               14,589.93               14,333.00               13,727.83
05/31/15               14,549.59               14,298.00               13,676.98
06/30/15               14,536.42               14,274.00               13,663.45
07/31/15               14,641.67               14,358.00               13,740.11
08/31/15               14,670.46               14,374.00               13,761.30
09/30/15               14,776.66               14,467.00               13,845.60
10/31/15               14,835.47               14,507.00               13,901.69
11/30/15               14,894.41               14,567.00               13,943.67
12/31/15               14,999.12               14,675.00               14,030.15
01/31/16               15,178.11               14,819.00               14,177.01
02/29/16               15,201.88               14,829.00               14,185.62
03/31/16               15,250.09               14,890.00               14,226.86
04/30/16               15,362.27               14,985.00               14,313.77
05/31/16               15,403.83               15,045.00               14,325.13
06/30/16               15,648.83               15,281.00               14,517.23
07/31/16               15,658.33               15,263.00               14,517.27
08/31/16               15,679.52               15,290.00               14,536.66
09/30/16               15,601.29               15,231.00               14,486.11
10/31/16               15,437.51               15,066.00               14,373.78
11/30/16               14,861.81               14,447.00               13,887.72
12/31/16               15,036.33               14,600.00               14,007.87
01/31/17               15,135.47               14,637.00               14,079.77
02/28/17               15,240.59               14,713.00               14,160.39
03/31/17               15,273.59               14,769.00               14,194.89

                                   [END CHART]

                       Data from 3/31/07 through 3/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the index because the index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Intermediate Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Intermediate Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                  USAA TAX EXEMPT                    LIPPER INTERMEDIATE
                                 INTERMEDIATE-TERM                     MUNICIPAL DEBT
                                    FUND SHARES                         FUNDS AVERAGE
03/31/08                                4.45%                               3.54%
03/31/09                                4.93%                               3.84%
03/31/10                                4.47%                               3.32%
03/31/11                                4.46%                               3.05%
03/31/12                                4.02%                               2.75%
03/31/13                                3.61%                               2.39%
03/31/14                                3.71%                               2.36%
03/31/15                                3.30%                               2.24%
03/31/16                                3.25%                               2.20%
03/31/17                                3.22%                               2.14%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/08 to 3/31/17.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UTEIX)

--------------------------------------------------------------------------------
                                            3/31/17                  3/31/16
--------------------------------------------------------------------------------
Net Assets                               $37.4 Million            $42.1 Million
Net Asset Value Per Share                    $13.07                  $13.61

LAST 12 MONTHS
Tax-Exempt Dividends Per Share               $0.383                  $0.406

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
  1 YEAR                      5 YEARS                  SINCE INCEPTION 8/01/10
  -1.19%                       2.69%                            3.47%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS* AS OF 3/31/17
--------------------------------------------------------------------------------
  UNSUBSIDIZED            2.05%                    SUBSIDIZED            2.13%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/16**
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT    0.88%                    AFTER REIMBURSEMENT   0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 0.80%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.13% on 3/31/17 and assuming marginal
federal tax rates of:                 28.00%     36.80%*     38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:   2.96%      3.37%       3.48%       3.76%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2016 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   BLOOMBERG BARCLAYS       USAA TAX EXEMPT       LIPPER INTERMEDIATE
                     MUNICIPAL BOND     INTERMEDIATE-TERM FUND       MUNICIPAL DEBT
                         INDEX              ADVISER SHARES            FUNDS INDEX
07/31/10              $10,000.00              $10,000.00              $10,000.00
08/31/10               10,228.95               10,208.00               10,202.16
09/30/10               10,212.97               10,203.00               10,168.82
10/31/10               10,184.68               10,167.00               10,144.40
11/30/10                9,981.03                9,985.00                9,992.20
12/31/10                9,787.61                9,833.00                9,847.48
01/31/11                9,715.50                9,748.00                9,794.73
02/28/11                9,870.17                9,917.00                9,934.51
03/31/11                9,837.28                9,896.00                9,905.86
04/30/11               10,013.45               10,051.00               10,056.10
05/31/11               10,184.57               10,203.00               10,197.55
06/30/11               10,220.10               10,262.00               10,221.77
07/31/11               10,324.40               10,360.00               10,313.46
08/31/11               10,501.03               10,491.00               10,451.62
09/30/11               10,609.58               10,583.00               10,495.87
10/31/11               10,570.14               10,551.00               10,454.01
11/30/11               10,632.58               10,627.00               10,532.26
12/31/11               10,834.86               10,810.00               10,719.21
01/31/12               11,085.43               11,052.00               10,923.13
02/29/12               11,096.35               11,053.00               10,926.29
03/31/12               11,024.25               10,988.00               10,835.82
04/30/12               11,151.44               11,119.00               10,957.26
05/31/12               11,244.01               11,210.00               11,025.45
06/30/12               11,231.93               11,211.00               11,006.91
07/31/12               11,409.94               11,350.00               11,150.31
08/31/12               11,422.94               11,378.00               11,161.20
09/30/12               11,491.93               11,441.00               11,225.64
10/31/12               11,524.36               11,482.00               11,249.59
11/30/12               11,714.22               11,676.00               11,408.07
12/31/12               11,569.44               11,565.00               11,280.36
01/31/13               11,617.62               11,611.00               11,314.29
02/28/13               11,652.81               11,676.00               11,358.44
03/31/13               11,602.56               11,657.00               11,323.17
04/30/13               11,729.74               11,765.00               11,423.53
05/31/13               11,586.46               11,645.00               11,285.69
06/30/13               11,258.38               11,351.00               11,018.05
07/31/13               11,159.95               11,308.00               10,983.05
08/31/13               11,000.68               11,181.00               10,865.72
09/30/13               11,237.45               11,368.00               11,054.44
10/31/13               11,326.23               11,454.00               11,137.09
11/30/13               11,302.88               11,429.00               11,105.51
12/31/13               11,274.02               11,420.00               11,085.44
01/31/14               11,493.66               11,613.00               11,254.86
02/28/14               11,628.43               11,718.00               11,360.66
03/31/14               11,647.98               11,731.00               11,338.65
04/30/14               11,787.93               11,842.00               11,454.04
05/31/14               11,939.72               11,963.00               11,568.11
06/30/14               11,950.07               11,958.00               11,562.39
07/31/14               11,971.12               11,981.00               11,581.08
08/31/14               12,116.12               12,084.00               11,687.75
09/30/14               12,128.43               12,095.00               11,692.91
10/31/14               12,211.57               12,164.00               11,750.92
11/30/14               12,232.73               12,166.00               11,755.51
12/31/14               12,294.37               12,225.00               11,792.77
01/31/15               12,512.28               12,381.00               11,971.07
02/28/15               12,383.26               12,276.00               11,866.88
03/31/15               12,419.02               12,296.00               11,886.91
04/30/15               12,353.82               12,254.00               11,840.81
05/31/15               12,319.66               12,222.00               11,796.95
06/30/15               12,308.51               12,198.00               11,785.28
07/31/15               12,397.63               12,267.00               11,851.40
08/31/15               12,422.01               12,278.00               11,869.68
09/30/15               12,511.93               12,355.00               11,942.40
10/31/15               12,561.73               12,387.00               11,990.78
11/30/15               12,611.63               12,426.00               12,026.98
12/31/15               12,700.29               12,515.00               12,101.58
01/31/16               12,851.86               12,645.00               12,228.25
02/29/16               12,871.98               12,651.00               12,235.68
03/31/16               12,912.80               12,700.00               12,271.25
04/30/16               13,007.79               12,778.00               12,346.22
05/31/16               13,042.97               12,826.00               12,356.01
06/30/16               13,250.42               13,015.00               12,521.71
07/31/16               13,258.47               13,006.00               12,521.74
08/31/16               13,276.41               13,026.00               12,538.46
09/30/16               13,210.17               12,963.00               12,494.86
10/31/16               13,071.49               12,829.00               12,397.98
11/30/16               12,584.03               12,299.00               11,978.73
12/31/16               12,731.80               12,417.00               12,082.36
01/31/17               12,815.74               12,455.00               12,144.37
02/28/17               12,904.75               12,517.00               12,213.92
03/31/17               12,932.69               12,551.00               12,243.67

                                   [END CHART]

                       Data from 7/31/10 through 3/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                  USAA TAX EXEMPT                    LIPPER INTERMEDIATE
                               INTERMEDIATE-TERM FUND                  MUNICIPAL DEBT
                                   ADVISER SHARES                       FUNDS AVERAGE
03/31/12                                3.82%                               2.75%
03/31/13                                3.41%                               2.39%
03/31/14                                3.51%                               2.36%
03/15/15                                3.07%                               2.24%
03/31/16                                2.98%                               2.20%
03/31/17                                2.93%                               2.14%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/17.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/17 o
                                (% of Net Assets)

Hospital ................................................................. 20.7%
General Obligation .......................................................  9.4%
Education ................................................................  9.4%
Toll Roads ...............................................................  8.5%
Special Assessment/Tax/Fee ...............................................  8.4%
Escrowed Bonds ...........................................................  7.0%
Electric Utilities .......................................................  6.5%
Appropriated Debt ........................................................  6.2%
Airport/Port .............................................................  4.9%
Electric/Gas Utilities ...................................................  3.5%

 You will find a complete list of securities that the Fund owns on pages 19-47.

================================================================================

14  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/17 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         3.1%
AA                                                                         32.6%
A                                                                          40.4%
BBB                                                                        17.3%
BELOW INVESTMENT-GRADE                                                      3.0%
UNRATED                                                                     3.6%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-47.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                        NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                              FOR                       VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara               9,689,863,032                    376,756,871
Robert L. Mason, Ph.D.           9,714,117,381                    352,502,522
Jefferson C. Boyce               9,717,710,105                    348,909,798
Dawn M. Hawley                   9,714,577,808                    352,042,095
Paul L. McNamara                 9,668,206,065                    398,413,838
Richard Y. Newton III            9,665,513,520                    401,106,382
Barbara B. Ostdiek, Ph.D.        9,715,801,431                    350,818,472
Michael F. Reimherr              9,711,558,498                    355,061,405

================================================================================

16  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2017:

                                   TAX-EXEMPT
                                   INCOME(1, 2)
                                   -----------
                                      100%
                                   -----------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT INTERMEDIATE-TERM
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Intermediate-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Intermediate-Term Fund at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 25, 2017

================================================================================

18  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD    Community College District
    EDA    Economic Development Authority
    EDC    Economic Development Corp.
    ETM    Escrowed to final maturity
    IDA    Industrial Development Authority/Agency
    IDC    Industrial Development Corp.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

    ISD    Independent School District
    MTA    Metropolitan Transportation Authority
    PRE    Pre-refunded to a date prior to maturity
    USD    Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)  Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., or Radian Asset Assurance, Inc. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Barclays Bank plc, Citibank, N.A., Deutsche Bank A.G., or Wells Fargo Bank, N.A.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from one of the following: Federal Home Loan Mortgage Corp., Federal Housing Administration, Michigan School Bond Qualification and Loan Program, or Texas Permanent School Fund.

================================================================================

20  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (84.7%)

              ALABAMA (1.7%)
$     5,000   Lower Alabama Gas District                                     5.00%     9/01/2027  $    5,701
      7,000   Lower Alabama Gas District                                     5.00      9/01/2028       7,981
     35,000   Lower Alabama Gas District                                     5.00      9/01/2034      40,362
      5,955   Montgomery Medical Clinic Board                                5.00      3/01/2033       6,472
      1,750   Montgomery Medical Clinic Board                                5.00      3/01/2036       1,883
      4,605   Private Colleges and Universities Facilities Auth. (INS)       4.75      9/01/2026       4,619
      8,000   Special Care Facilities Financing Auth.                        5.00      2/01/2036       8,702
                                                                                                  ----------
                                                                                                      75,720
                                                                                                  ----------
              ARIZONA (1.9%)
     20,310   Apache County IDA                                              4.50      3/01/2030      21,379
      6,000   Health Facilities Auth.                                        5.00      2/01/2027       6,580
      3,270   Phoenix Civic Improvement Corp. (INS)                          5.50      7/01/2024       3,867
      2,115   Phoenix Civic Improvement Corp. (INS)                          5.50      7/01/2025       2,524
      8,315   Phoenix IDA(a)                                                 3.75      7/01/2024       8,329
     11,100   Phoenix IDA(a)                                                 5.00      7/01/2034      11,741
      1,675   Phoenix IDA                                                    5.00      7/01/2036       1,773
      4,250   Phoenix IDA                                                    5.00     10/01/2036       4,704
      2,680   Pima County IDA                                                4.50      6/01/2030       2,828
      2,000   Pinal County IDA (INS)                                         5.25     10/01/2020       2,004
      1,250   Pinal County IDA (INS)                                         5.25     10/01/2022       1,252
      2,000   Pinal County IDA (INS)                                         4.50     10/01/2025       2,001
      3,540   State (INS)                                                    5.00     10/01/2019       3,863
      7,275   State (INS)                                                    5.25     10/01/2020       7,949
                                                                                                  ----------
                                                                                                      80,794
                                                                                                  ----------
              ARKANSAS (0.1%)
      4,290   Pulaski Technical College (INS)                                5.00      9/01/2030       4,868
                                                                                                  ----------
              CALIFORNIA (8.1%)
      4,500   Alameda Corridor Transportation Auth.                          5.00     10/01/2035       5,018
        500   Anaheim Public Financing Auth.                                 5.00      5/01/2028         579
        500   Anaheim Public Financing Auth.                                 5.00      5/01/2029         575
      1,000   Anaheim Public Financing Auth.                                 5.00      5/01/2030       1,143
      1,510   Cerritos CCD                                                   5.02(b)   8/01/2025       1,192
      1,000   Cerritos CCD                                                   5.24(b)   8/01/2027         724
      1,000   Cerritos CCD                                                   5.41(b)   8/01/2028         690
      1,520   Chula Vista Financing Auth.                                    5.00      9/01/2027       1,757
      1,700   Chula Vista Financing Auth.                                    5.00      9/01/2028       1,951
      1,785   Chula Vista Financing Auth.                                    5.00      9/01/2029       2,032

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$     2,635   Chula Vista Financing Auth.                                    5.00%     9/01/2030  $    2,994
      2,095   Chula Vista Financing Auth.                                    5.00      9/01/2031       2,366
      5,000   City and County of San Francisco Airport Commission            5.25      5/01/2022       5,424
      7,000   City and County of San Francisco Airport Commission            5.25      5/01/2023       7,589
      5,000   City and County of San Francisco Airport Commission            4.90      5/01/2029       5,445
      1,250   Communities Dev. Auth.                                         5.00      5/15/2032       1,384
      2,000   Communities Dev. Auth.                                         5.00      5/15/2033       2,203
      1,250   Communities Dev. Auth.                                         5.00      5/15/2034       1,371
      2,000   Communities Dev. Auth.                                         5.00      5/15/2035       2,185
      2,000   Coronado Community Dev. Agency (INS)                           5.00      9/01/2024       2,007
      6,810   El Camino CCD                                                  4.25(b)   8/01/2026       5,164
      7,665   El Camino CCD                                                  4.42(b)   8/01/2027       5,521
      5,500   El Camino CCD                                                  4.58(b)   8/01/2028       3,798
      5,500   Foothill/Eastern Transportation Corridor Agency (INS)          4.25(b)   1/15/2035       2,578
     46,605   Golden State Tobacco Securitization Corp. (INS)                4.17(b)   6/01/2025      37,238
      2,000   Health Facilities Financing Auth.                              5.00      8/15/2027       2,263
      5,000   Health Facilities Financing Auth.(c)                           5.25      8/15/2031       5,704
      2,540   Health Facilities Financing Auth.                              4.00      3/01/2033       2,590
      2,700   Health Facilities Financing Auth.                              4.00      3/01/2034       2,738
      1,000   Irvine City                                                    5.00      9/02/2029       1,093
      5,000   Irvine USD Special Tax District (INS)                          5.25      9/01/2019       5,459
      2,500   Irvine USD Special Tax District (INS)                          4.50      9/01/2020       2,670
      1,300   Los Angeles County                                             5.00      3/01/2023       1,518
      3,500   Pittsburg Redevelopment Agency (INS)                           5.00      9/01/2027       4,147
      2,640   Pittsburg Redevelopment Agency (INS)                           5.00      9/01/2028       3,097
      6,400   Public Works Board (PRE)                                       5.50      4/01/2021       6,959
      6,755   Public Works Board (PRE)                                       5.60      4/01/2022       7,358
      3,000   Public Works Board                                             5.13      3/01/2023       3,302
      3,130   Public Works Board (PRE)                                       5.75      4/01/2023       3,419
      1,185   Public Works Board                                             5.00     11/01/2023       1,372
      2,500   Public Works Board                                             5.25      3/01/2024       2,768
      2,000   Public Works Board                                             5.00     11/01/2024       2,321
      1,250   Public Works Board                                             5.00      3/01/2025       1,441
      2,000   Public Works Board                                             5.38      3/01/2025       2,216
      1,365   Public Works Board                                             5.00      3/01/2026       1,574
     10,000   Public Works Board                                             5.00      4/01/2028      11,362
      7,000   Public Works Board                                             5.00     11/01/2028       8,044
      5,000   Public Works Board                                             5.00      4/01/2029       5,660
     11,465   Public Works Board                                             5.00     10/01/2031      13,136
        775   San Diego Public Facilities Financing Auth.                    5.00     10/15/2030         897
      1,000   San Diego Public Facilities Financing Auth.                    5.00     10/15/2031       1,150
      1,000   San Diego Public Facilities Financing Auth.                    5.00     10/15/2032       1,144
      1,635   San Diego Public Facilities Financing Auth.                    5.00     10/15/2033       1,861

================================================================================

22  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$     1,000   San Diego Public Facilities Financing Auth.                    5.00%    10/15/2034  $    1,134
      1,250   San Diego Public Facilities Financing Auth.                    5.00     10/15/2035       1,412
        500   School Finance Auth.(a)                                        5.00      8/01/2031         538
      1,600   School Finance Auth.(a)                                        5.00      8/01/2036       1,689
      4,035   South Orange County Public Financing Auth. (INS)               5.00      8/15/2022       4,048
      4,920   South Orange County Public Financing Auth. (INS)               5.00      8/15/2025       4,935
     20,000   State                                                          5.25     10/01/2022      22,044
     27,445   State                                                          5.75      4/01/2027      30,032
     10,240   State                                                          5.00      8/01/2032      11,789
     10,000   State Univ.                                                    5.00     11/01/2029      11,709
     10,000   State Univ.                                                    5.00     11/01/2033      11,536
      1,000   Statewide Communities Dev. Auth.                               5.13      5/15/2031       1,099
      6,930   Tobacco Securitization Auth.                                   4.75      6/01/2025       6,995
      1,605   Tulare City (INS)                                              5.00     11/15/2032       1,838
      1,570   Tulare City (INS)                                              5.00     11/15/2033       1,789
      3,655   Tulare City (INS)                                              5.00     11/15/2034       4,147
      2,340   Tulare City (INS)                                              5.00     11/15/2035       2,646
      3,470   Tuolumne Wind Project Auth. (PRE)                              5.00      1/01/2022       3,710
     10,000   Upland City                                                    6.00      1/01/2026      11,234
      2,000   Washington Township Health Care District                       5.75      7/01/2024       2,159
      3,500   Washington Township Health Care District                       5.00      7/01/2025       3,774
                                                                                                  ----------
                                                                                                     350,448
                                                                                                  ----------
              COLORADO (2.7%)
      5,000   Adams and Arapahoe Counties Joint School District No. 28J      3.20(b)  12/01/2022       4,414
     30,955   Denver Health and Hospital Auth.                               4.75     12/01/2027      31,026
        255   Health Facilities Auth.                                        5.25      6/01/2023         256
      2,750   Health Facilities Auth.                                        5.00      6/01/2028       2,957
      1,000   Health Facilities Auth.                                        5.00     12/01/2028       1,105
      1,500   Health Facilities Auth.                                        5.00     12/01/2029       1,644
      2,310   Health Facilities Auth.                                        5.00      6/01/2031       2,466
      2,000   Health Facilities Auth.                                        5.00      6/01/2032       2,118
      2,470   Health Facilities Auth.                                        5.00      6/01/2033       2,605
      6,385   Health Facilities Auth.                                        5.00      6/01/2034       6,721
      3,385   Health Facilities Auth.                                        5.00      6/01/2035       3,554
      4,000   Health Facilities Auth.                                        5.00     12/01/2035       4,259
      1,250   Park Creek Metropolitan District                               5.00     12/01/2032       1,367
      1,000   Park Creek Metropolitan District                               5.00     12/01/2034       1,084
     10,000   Regional Transportation District                               5.00      6/01/2025      11,030
      7,585   Regional Transportation District                               5.00      6/01/2029       8,616
     14,175   Regional Transportation District                               5.00      6/01/2030      15,982
     15,005   Regional Transportation District                               5.00      6/01/2031      16,871
                                                                                                  ----------
                                                                                                     118,075
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
              CONNECTICUT (0.6%)
$     1,120   Hartford City (INS)                                            5.00%     7/01/2028  $    1,231
      2,400   Hartford City (INS)                                            5.00      7/01/2032       2,571
     10,000   Health and Educational Facilities Auth.                        5.00      7/01/2034      11,033
      7,479   Mashantucket (Western) Pequot Tribe (d),(e)                    6.05(f)   7/01/2031         292
      1,000   New Haven (INS)                                                5.00      8/15/2030       1,125
      1,000   New Haven (INS)                                                5.00      8/15/2032       1,117
      1,000   New Haven (INS)                                                5.00      8/15/2033       1,113
      1,350   New Haven (INS)                                                5.00      8/15/2034       1,497
      5,000   State                                                          5.00     11/15/2035       5,546
                                                                                                  ----------
                                                                                                      25,525
                                                                                                  ----------
              DISTRICT OF COLUMBIA (0.4%)
        375   District of Columbia                                           5.00      7/01/2023         417
      3,870   District of Columbia                                           5.63     10/01/2025       4,001
      5,000   District of Columbia                                           5.75     10/01/2026       5,167
      6,000   District of Columbia (PRE)                                     5.75     10/01/2027       7,004
      1,280   District of Columbia                                           6.00      7/01/2033       1,490
                                                                                                  ----------
                                                                                                      18,079
                                                                                                  ----------
              FLORIDA (6.3%)
      2,500   Broward County Airport System                                  5.00     10/01/2024       2,715
      2,000   Broward County School Board                                    5.00      7/01/2029       2,309
      2,000   Broward County School Board                                    5.00      7/01/2030       2,295
      2,325   Halifax Hospital Medical Center                                5.00      6/01/2035       2,514
      2,750   Halifax Hospital Medical Center                                5.00      6/01/2036       2,999
      8,000   Hillsborough County IDA                                        5.65      5/15/2018       8,380
      3,500   Jacksonville                                                   5.00     10/01/2028       3,942
      1,250   Lake County School Board (INS)                                 5.00      6/01/2029       1,417
      2,225   Lake County School Board (INS)                                 5.00      6/01/2030       2,509
      2,500   Lee County                                                     5.00     10/01/2023       2,943
      2,700   Lee County                                                     5.00     10/01/2024       3,214
      4,000   Lee County                                                     5.00     10/01/2033       4,472
      7,245   Lee County IDA                                                 5.00     10/01/2028       7,477
      3,750   Lee County School Board                                        5.00      8/01/2028       4,335
      6,560   Miami Beach City Health Facilities Auth.                       5.00     11/15/2029       7,134
      7,500   Miami-Dade County                                              3.75     12/01/2018       7,808
      2,345   Miami-Dade County (INS) (PRE)                                  5.00     10/01/2024       2,395
      3,670   Miami-Dade County (INS) (PRE)                                  5.00     10/01/2025       3,749
      2,000   Miami-Dade County                                              5.00     10/01/2025       2,297
      2,500   Miami-Dade County (INS) (PRE)                                  5.00     10/01/2026       2,553
      6,440   Miami-Dade County                                              5.00     10/01/2026       7,185
      7,000   Miami-Dade County                                              5.00     10/01/2027       7,804
     10,000   Miami-Dade County Expressway Auth.                             5.00      7/01/2028      11,301
      1,000   Miami-Dade County Expressway Auth.                             5.00      7/01/2029       1,145

================================================================================

24  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$     7,000   Miami-Dade County Expressway Auth.                             5.00%     7/01/2029  $    7,872
      1,610   Miami-Dade County Expressway Auth.                             5.00      7/01/2030       1,834
      2,000   Miami-Dade County Expressway Auth.                             5.00      7/01/2030       2,267
      1,255   Miami-Dade County Expressway Auth.                             5.00      7/01/2031       1,423
      2,000   Miami-Dade County Expressway Auth.                             5.00      7/01/2031       2,256
      2,000   Miami-Dade County Expressway Auth.                             5.00      7/01/2032       2,258
      2,000   Miami-Dade County Expressway Auth.                             5.00      7/01/2033       2,248
      2,000   Miami-Dade County Expressway Auth.                             5.00      7/01/2034       2,241
      4,750   Miami-Dade County Health Facilities Auth.                      5.00      8/01/2027       5,317
      4,950   Miami-Dade County Health Facilities Auth.                      5.00      8/01/2028       5,503
      5,250   Miami-Dade County Health Facilities Auth.                      5.00      8/01/2029       5,794
      3,500   Miami-Dade County Health Facilities Auth.                      5.00      8/01/2030       3,835
      5,780   Miami-Dade County Health Facilities Auth.                      5.00      8/01/2031       6,292
     10,000   Miami-Dade County School Board (INS) (PRE)                     5.00      2/01/2024      10,711
     12,000   Miami-Dade County School Board (INS) (PRE)                     5.25      5/01/2025      12,560
     12,000   Orange County Health Facility Auth.                            5.25     10/01/2022      13,099
      5,000   Orange County Health Facility Auth.                            5.38     10/01/2023       5,463
      4,000   Orange County Health Facility Auth.                            5.00     10/01/2035       4,437
      3,055   Osceola County School Board                                    5.00      6/01/2028       3,452
      7,595   Palm Beach County Health Facilities Auth.                      5.00     11/15/2023       8,560
      1,995   Pinellas County Educational Facilities Auth.                   5.00     10/01/2021       2,236
      1,080   Pinellas County Educational Facilities Auth.                   4.00     10/01/2022       1,169
      1,415   Pinellas County Educational Facilities Auth.                   4.00     10/01/2023       1,518
      2,045   Pinellas County Educational Facilities Auth.(c)                5.38     10/01/2026       2,262
      1,895   Pinellas County Educational Facilities Auth.                   5.00     10/01/2027       2,042
      2,615   Pinellas County Educational Facilities Auth.(c)                6.50     10/01/2031       3,000
      3,195   Port St. Lucie Special Assessment                              4.00      7/01/2031       3,290
      2,000   Port St. Lucie Special Assessment                              4.00      7/01/2032       2,045
      2,785   Port St. Lucie Special Assessment                              4.00      7/01/2033       2,832
      1,000   Port St. Lucie Utility System                                  4.00      9/01/2031       1,052
      7,370   Saint Lucie County (INS)                                       5.00     10/01/2028       8,364
      2,045   Saint Lucie County School Board                                5.00      7/01/2025       2,353
      1,500   Saint Lucie County School Board                                5.00      7/01/2026       1,714
      3,195   Southeast Overtown/Park West Community Redevelopment
                Agency(a)                                                    5.00      3/01/2030       3,443
      8,970   Sunshine State Governmental Financing Commission               5.00      9/01/2019       9,758
      5,525   Sunshine State Governmental Financing Commission               5.00      9/01/2020       6,167
      1,055   Sunshine State Governmental Financing Commission (INS)         5.00      9/01/2021       1,204
      1,000   Volusia County Educational Facilities Auth.                    5.00     10/15/2028       1,118
      1,000   Volusia County Educational Facilities Auth.                    5.00     10/15/2029       1,110
      1,500   Volusia County Educational Facilities Auth.                    5.00     10/15/2030       1,658
      1,560   Volusia County Educational Facilities Auth.                    5.00     10/15/2032       1,707
                                                                                                  ----------
                                                                                                     272,356
                                                                                                  ----------

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                                                  PORTFOLIO OF INVESTMENTS |  25

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
------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
              GEORGIA (0.5%)
$    10,000   Burke County Dev. Auth.                                        7.00%     1/01/2023  $   10,415
      3,600   Glynn-Brunswick Memorial Hospital Auth. (PRE)                  5.25      8/01/2023       3,804
        400   Glynn-Brunswick Memorial Hospital Auth.                        5.25      8/01/2023         419
      3,000   Private Colleges and Universities Auth.                        5.25     10/01/2027       3,290
      2,000   Private Colleges and Universities Auth.                        5.25     10/01/2027       2,195
                                                                                                  ----------
                                                                                                      20,123
                                                                                                  ----------
              GUAM (0.4%)
      1,500   Government                                                     5.00     12/01/2030       1,664
      2,000   Government                                                     5.00     12/01/2031       2,197
      1,000   Power Auth. (INS)                                              5.00     10/01/2027       1,132
      1,000   Power Auth.                                                    5.00     10/01/2029       1,085
      1,000   Power Auth. (INS)                                              5.00     10/01/2030       1,119
      1,000   Power Auth.                                                    5.00     10/01/2030       1,079
        695   Power Auth.                                                    5.00     10/01/2031         746
      1,000   Power Auth. (INS)                                              5.00     10/01/2032       1,120
        750   Waterworks Auth.                                               5.00      7/01/2023         840
        600   Waterworks Auth.                                               5.00      7/01/2024         674
        750   Waterworks Auth.                                               5.00      7/01/2025         846
      1,000   Waterworks Auth.                                               5.00      7/01/2028       1,098
      1,000   Waterworks Auth.                                               5.00      7/01/2029       1,101
      3,000   Waterworks Auth.                                               5.25      7/01/2033       3,275
      1,250   Waterworks Auth.                                               5.00      7/01/2036       1,328
                                                                                                  ----------
                                                                                                      19,304
                                                                                                  ----------
              ILLINOIS (12.9%)
      3,014   Chicago                                                        6.63     12/01/2022       3,014
     30,000   Chicago (INS)                                                  4.45(b)   1/01/2023      24,353
      1,000   Chicago                                                        5.00      1/01/2031       1,081
      2,000   Chicago                                                        5.00     11/01/2031       2,164
      1,000   Chicago                                                        5.00      1/01/2032       1,076
      2,000   Chicago                                                        5.00     11/01/2033       2,143
      6,525   Chicago Midway Airport                                         5.00      1/01/2027       7,315
     11,750   Chicago Midway Airport                                         5.00      1/01/2029      13,229
      5,175   Chicago Midway Airport                                         5.00      1/01/2030       5,790
      8,910   Chicago Midway Airport                                         5.00      1/01/2031       9,893
      6,000   Chicago Midway Airport                                         5.00      1/01/2032       6,631
      1,635   Chicago Midway Airport                                         5.25      1/01/2033       1,808
      3,500   Chicago Midway Airport                                         4.00      1/01/2034       3,588
      3,000   Chicago Midway Airport                                         4.00      1/01/2035       3,037
      3,500   Chicago Wastewater Transmission                                5.00      1/01/2033       3,762
      1,000   Chicago Wastewater Transmission                                5.00      1/01/2034       1,071
      1,250   Chicago Wastewater Transmission                                5.00      1/01/2035       1,335

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26  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$     1,500   Chicago Water                                                  5.00%    11/01/2028  $    1,669
        725   Chicago Water                                                  5.00     11/01/2029         801
      1,000   Chicago Water                                                  5.00     11/01/2029       1,113
      1,000   Chicago Water                                                  5.00     11/01/2030       1,098
      1,000   Chicago Water                                                  5.00     11/01/2031       1,097
      9,000   Chicago-O'Hare International Airport                           5.25      1/01/2024       9,811
      3,620   Chicago-O'Hare International Airport (INS)                     5.00      1/01/2028       4,125
      1,500   Chicago-O'Hare International Airport (INS)                     5.00      1/01/2029       1,707
     13,480   Chicago-O'Hare International Airport                           5.25      1/01/2029      15,469
      2,150   Chicago-O'Hare International Airport (INS)                     5.13      1/01/2030       2,420
     11,560   Chicago-O'Hare International Airport                           5.00      1/01/2033      12,902
      5,675   Chicago-O'Hare International Airport                           5.00      1/01/2034       6,317
      2,500   Cook County                                                    5.00     11/15/2031       2,757
      9,750   Educational Facilities Auth.                                   4.00     11/01/2036       9,812
      4,500   Educational Facilities Auth.                                   4.45     11/01/2036       4,638
      2,370   Finance Auth. (ETM)                                            5.50      5/01/2017       2,379
      4,340   Finance Auth. (ETM)                                            5.75      5/01/2018       4,562
      2,080   Finance Auth.                                                  5.00      2/15/2020       2,263
      1,710   Finance Auth.                                                  5.00      2/15/2022       1,862
        750   Finance Auth.                                                  5.25      4/01/2022         750
      2,000   Finance Auth.                                                  5.00      4/01/2023       2,001
      3,400   Finance Auth. (INS) (PRE)                                      5.00     11/01/2023       3,613
      7,140   Finance Auth.                                                  5.13      2/15/2025       7,734
      4,165   Finance Auth.                                                  5.00      4/01/2025       4,166
      8,210   Finance Auth.                                                  4.50      5/15/2025       8,861
      7,665   Finance Auth.                                                  5.38      8/15/2026       8,609
      1,750   Finance Auth.                                                  5.40      4/01/2027       1,750
      8,250   Finance Auth.                                                  5.50      7/01/2028       9,382
     20,000   Finance Auth.                                                  3.90      3/01/2030      20,677
      1,000   Finance Auth.                                                  5.00      5/15/2030       1,091
      1,875   Finance Auth.                                                  5.00      5/15/2031       1,972
      1,000   Finance Auth.                                                  4.00     10/01/2031       1,044
      1,500   Finance Auth.                                                  5.00      8/15/2032       1,592
      1,000   Finance Auth.                                                  4.00     10/01/2032       1,036
      1,155   Finance Auth.                                                  5.00      8/15/2033       1,216
      1,000   Finance Auth.                                                  5.00      8/15/2034       1,049
      3,385   Finance Auth.                                                  5.00      9/01/2034       3,558
      1,000   Finance Auth.                                                  4.00     10/01/2034       1,025
      3,700   Finance Auth.                                                  5.00     11/15/2034       4,044
      3,500   Finance Auth.                                                  5.00     12/01/2034       3,789
      1,100   Finance Auth.                                                  5.00      5/15/2035       1,151
      4,000   Finance Auth.                                                  5.00      8/15/2035       4,291
      3,000   Finance Auth.                                                  5.00     11/15/2035       3,267

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                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$     5,000   Finance Auth.                                                  4.00%    12/01/2035  $    4,871
     18,000   Finance Auth.                                                  4.00      2/15/2036      15,999
      1,400   Finance Auth.                                                  5.00      5/15/2036       1,421
      3,000   Finance Auth.                                                  4.00     12/01/2036       2,904
      1,835   Herrin Community USD (INS)                                     5.00     12/01/2028       2,017
      1,925   Herrin Community USD (INS)                                     5.00     12/01/2029       2,101
      2,025   Herrin Community USD (INS)                                     5.00     12/01/2030       2,200
      6,000   Herrin Community USD (INS)                                     5.00     12/01/2034       6,381
      2,800   Kane, Cook and Dupage Counties                                 5.00      1/01/2032       3,095
      4,000   Kane, Cook and Dupage Counties                                 5.00      1/01/2033       4,403
      5,000   Kendall Kane and Will Counties Community Unit School District  5.00      2/01/2035       5,533
      6,000   Kendall Kane and Will Counties Community Unit School District  5.00      2/01/2036       6,626
      2,500   Metropolitan Pier and Exposition Auth. (INS)                   5.20      6/15/2017       2,519
      1,290   Metropolitan Pier and Exposition Auth. (INS) (PRE)             5.30      6/15/2018       1,315
      1,210   Metropolitan Pier and Exposition Auth. (INS)                   5.30      6/15/2018       1,233
      1,065   Metropolitan Pier and Exposition Auth. (INS) (PRE)             5.40      6/15/2019       1,086
      2,935   Metropolitan Pier and Exposition Auth. (INS)                   5.40      6/15/2019       2,991
      5,000   Metropolitan Pier and Exposition Auth. (INS)                   5.70(b)   6/15/2026       3,491
     14,650   Municipal Electric Agency                                      4.00      2/01/2033      15,047
      1,800   Northern Illinois Municipal Power Agency                       4.00     12/01/2031       1,873
      2,100   Northern Illinois Municipal Power Agency                       4.00     12/01/2032       2,170
      4,000   Northern Illinois Municipal Power Agency                       4.00     12/01/2033       4,113
      5,000   Northern Illinois Municipal Power Agency                       4.00     12/01/2035       5,080
      7,095   Railsplitter Tobacco Settlement Auth.                          5.00      6/01/2018       7,402
     10,000   Railsplitter Tobacco Settlement Auth.                          5.50      6/01/2023      11,273
      2,010   Rosemont (INS)                                                 5.00     12/01/2025       2,269
      2,110   Rosemont (INS)                                                 5.00     12/01/2026       2,391
      3,000   Sports Facilities Auth. (INS)                                  5.25      6/15/2030       3,295
      5,000   Sports Facilities Auth. (INS)                                  5.25      6/15/2031       5,453
      5,000   Sports Facilities Auth. (INS)                                  5.25      6/15/2032       5,427
      8,500   Springfield                                                    5.00     12/01/2030       9,347
      3,000   Springfield (INS)                                              5.00      3/01/2034       3,328
      3,700   Springfield School District No. 186 (INS)                      5.00      2/01/2024       4,233
      7,200   Springfield School District No. 186 (INS)                      5.00      2/01/2025       8,165
      4,215   Springfield School District No. 186 (INS)                      5.00      2/01/2026       4,739
      5,000   State (INS)                                                    5.00      1/01/2021       5,296
     10,000   State (INS)                                                    5.00      4/01/2029      10,590
      7,000   State (INS)                                                    4.00      2/01/2030       7,061
     19,200   State                                                          5.00     11/01/2032      19,462
     12,475   State Univ.                                                    4.00      4/01/2033      12,635
      5,000   Toll Highway Auth.                                             5.00     12/01/2032       5,678

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28  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$     6,000   Toll Highway Auth.                                             5.00%     1/01/2033  $    6,812
      2,500   Toll Highway Auth.                                             5.00      1/01/2034       2,824
      5,870   Toll Highway Auth.                                             5.00      1/01/2034       6,540
      2,000   Toll Highway Auth.                                             5.00      1/01/2035       2,250
      5,600   Toll Highway Auth.                                             5.00      1/01/2035       6,218
      7,000   Toll Highway Auth.                                             5.00      1/01/2036       7,757
      5,225   Village of Gilberts (INS)                                      5.00      3/01/2030       5,685
      3,000   Village of Volo (INS)                                          5.00      3/01/2034       3,318
      1,250   Village of Volo (INS)                                          4.00      3/01/2036       1,218
     14,070   Will County Forest Preserve District (INS)                     5.40(b)  12/01/2017      13,980
                                                                                                  ----------
                                                                                                     558,875
                                                                                                  ----------
              INDIANA (0.9%)
      1,470   Finance Auth.                                                  5.00      5/01/2024       1,690
      6,000   Finance Auth.                                                  3.13     12/01/2024       5,997
      1,200   Finance Auth.                                                  5.00      5/01/2027       1,342
      1,900   Finance Auth.                                                  5.00     10/01/2027       1,936
      1,250   Finance Auth.                                                  5.00      9/01/2030       1,397
      1,500   Finance Auth.                                                  5.00      9/01/2031       1,666
     10,500   Finance Auth.                                                  5.00      6/01/2032      10,600
      3,000   Jasper County (INS)                                            5.85      4/01/2019       3,230
      6,500   Richmond Hospital Auth.                                        5.00      1/01/2035       6,969
      6,000   Rockport (INS)                                                 4.63      6/01/2025       6,033
                                                                                                  ----------
                                                                                                      40,860
                                                                                                  ----------
              IOWA (1.0%)
      1,325   Finance Auth. (INS)                                            5.00     12/01/2021       1,329
      1,390   Finance Auth. (INS)                                            5.00     12/01/2022       1,394
      1,460   Finance Auth. (INS)                                            5.00     12/01/2023       1,464
      1,535   Finance Auth. (INS)                                            5.00     12/01/2024       1,539
      1,610   Finance Auth. (INS)                                            5.00     12/01/2025       1,615
      1,690   Finance Auth. (INS)                                            5.00     12/01/2026       1,695
      5,425   Finance Auth.                                                  4.00      8/15/2035       5,514
     16,305   Finance Auth.                                                  4.00      8/15/2036      16,536
      2,475   Waterloo Community School District (PRE)                       5.00      7/01/2024       2,687
      2,775   Waterloo Community School District (PRE)                       5.00      7/01/2025       3,013
      4,510   Waterloo Community School District (PRE)                       5.00      7/01/2027       4,897
                                                                                                  ----------
                                                                                                      41,683
                                                                                                  ----------
              KENTUCKY (1.3%)
      2,410   Ashland Medical Center                                         4.00      2/01/2036       2,261
      2,000   Commonwealth Property and Buildings Commission                 5.00      2/01/2032       2,247
      2,250   Commonwealth Property and Buildings Commission                 5.00      2/01/2033       2,516
      6,130   Economic Dev. Finance Auth.                                    4.05(b)  10/01/2024       4,827

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                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$     7,500   Economic Dev. Finance Auth. (INS)                              5.75%    12/01/2028  $    7,794
      7,205   Economic Dev. Finance Auth.                                    5.00      5/15/2031       7,215
      2,500   Economic Dev. Finance Auth.                                    5.00      5/15/2036       2,431
      6,750   Finance Auth.                                                  5.00      5/15/2026       6,959
      3,830   Louisville/Jefferson County Metro Government                   5.00     12/01/2022       4,266
      2,760   Louisville/Jefferson County Metro Government                   5.00     12/01/2023       3,050
      7,160   Louisville/Jefferson County Metro Government                   5.00     12/01/2024       7,855
      3,725   Pikeville City Hospital Improvement                            5.75      3/01/2026       4,141
                                                                                                  ----------
                                                                                                      55,562
                                                                                                  ----------
              LOUISIANA (2.9%)
      2,750   Jefferson Parish Hospital District No. 1 (INS) (PRE)(c)        5.50      1/01/2026       3,154
      3,000   Jefferson Parish Hospital District No. 1 (INS) (PRE)           5.38      1/01/2031       3,427
      3,750   Local Government Environmental Facilities and Community
                Dev. Auth.                                                   6.50      8/01/2029       4,247
        700   New Orleans                                                    5.00      6/01/2031         787
      1,150   New Orleans                                                    5.00      6/01/2032       1,286
      1,500   New Orleans                                                    5.00     12/01/2033       1,674
      1,500   New Orleans                                                    5.00      6/01/2034       1,664
      1,500   New Orleans                                                    5.00     12/01/2035       1,661
      1,745   Public Facilities Auth.(g)                                     5.00      7/01/2028       1,965
     14,000   Public Facilities Auth.                                        3.50      6/01/2030      14,032
      1,695   Public Facilities Auth.(g)                                     5.00      7/01/2030       1,879
      2,735   Public Facilities Auth.                                        4.00     12/15/2032       2,819
        750   Public Facilities Auth.(g)                                     5.00      7/01/2033         818
      8,995   Public Facilities Auth.                                        5.00      7/01/2033      10,016
      3,095   Public Facilities Auth.                                        4.00     12/15/2033       3,173
      2,250   Public Facilities Auth.                                        5.00      5/15/2034       2,482
     13,550   Public Facilities Auth.                                        5.00      7/01/2034      14,995
      3,500   Public Facilities Auth.                                        4.00      5/15/2035       3,503
      1,500   Public Facilities Auth.                                        4.00      5/15/2036       1,498
      2,000   Public Facilities Auth. (INS)                                  5.00      6/01/2036       2,183
      5,330   Shreveport (INS)                                               5.00     12/01/2031       5,974
      5,125   Shreveport (INS)                                               5.00     12/01/2032       5,714
      1,515   Shreveport (INS)                                               5.00     12/01/2033       1,702
      1,500   Shreveport (INS)                                               5.00     12/01/2034       1,682
      1,510   Shreveport (INS)                                               5.00     12/01/2035       1,691
      1,000   State University                                               4.00      7/01/2031       1,040
      1,000   State University                                               4.00      7/01/2032       1,031
      1,000   State University                                               4.00      7/01/2033       1,026
      2,440   Terrebonne Parish Hospital Service District No. 1              5.00      4/01/2022       2,661
      2,570   Terrebonne Parish Hospital Service District No. 1              5.00      4/01/2023       2,794
      2,000   Terrebonne Parish Hospital Service District No. 1              4.65      4/01/2024       2,131

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30  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$     4,250   Terrebonne Parish Hospital Service District No. 1              5.00%     4/01/2028  $    4,559
      5,000   Tobacco Settlement Financing Corp.                             5.00      5/15/2023       5,667
     10,000   Tobacco Settlement Financing Corp.                             5.25      5/15/2031      10,753
                                                                                                  ----------
                                                                                                     125,688
                                                                                                  ----------
              MAINE (0.4%)
      1,635   Health and Higher Educational Facilities Auth.                 5.00      7/01/2024       1,781
      1,000   Health and Higher Educational Facilities Auth.                 5.00      7/01/2026       1,068
     11,500   Health and Higher Educational Facilities Auth.                 6.00      7/01/2026      12,377
      1,000   Health and Higher Educational Facilities Auth.                 5.00      7/01/2027       1,058
                                                                                                  ----------
                                                                                                      16,284
                                                                                                  ----------
              MARYLAND (1.0%)
      2,500   EDC                                                            6.20      9/01/2022       2,739
      5,000   Health and Higher Educational Facilities Auth. (PRE)           6.00      1/01/2028       5,191
      1,415   Health and Higher Educational Facilities Auth.                 5.50      1/01/2029       1,628
      1,750   Health and Higher Educational Facilities Auth.                 5.50      1/01/2030       1,997
      1,585   Health and Higher Educational Facilities Auth.                 5.50      1/01/2031       1,800
      3,190   Health and Higher Educational Facilities Auth.                 5.00      7/01/2031       3,478
      6,505   Health and Higher Educational Facilities Auth.                 5.00      7/01/2032       7,059
      1,000   Health and Higher Educational Facilities Auth.                 5.00      7/01/2033       1,073
      1,000   Health and Higher Educational Facilities Auth.                 5.00      7/01/2033       1,095
      3,600   Health and Higher Educational Facilities Auth.                 5.00      7/01/2033       3,887
      1,000   Health and Higher Educational Facilities Auth.                 5.00      7/01/2034       1,069
      2,200   Health and Higher Educational Facilities Auth.                 5.00      7/01/2034       2,400
      2,500   Health and Higher Educational Facilities Auth.                 5.00      7/01/2034       2,691
      1,310   Health and Higher Educational Facilities Auth.                 5.00      7/01/2035       1,396
      5,000   Health and Higher Educational Facilities Auth.                 5.50      1/01/2036       5,575
      1,000   Health and Higher Educational Facilities Auth.                 5.00      7/01/2036       1,063
                                                                                                  ----------
                                                                                                      44,141
                                                                                                  ----------
              MASSACHUSETTS (1.3%)
      5,545   Bay Transportation Auth. (PRE)                                 4.60(b)   7/01/2022       4,408
      5,000   Bay Transportation Auth. (PRE)                                 4.70(b)   7/01/2024       3,604
      1,600   Bay Transportation Auth. (PRE)                                 4.73(b)   7/01/2025       1,098
        640   Dev. Finance Agency                                            5.00      7/01/2020         692
      1,480   Dev. Finance Agency                                            5.00      7/01/2022       1,635
      4,500   Dev. Finance Agency                                            6.25      1/01/2027       5,105
      1,720   Dev. Finance Agency                                            5.00      7/01/2027       1,829
      2,000   Dev. Finance Agency                                            5.00      7/01/2030       2,224
      2,000   Dev. Finance Agency                                            5.00      7/01/2030       2,108
        450   Dev. Finance Agency                                            5.00      1/01/2031         500
      1,675   Dev. Finance Agency                                            5.00      7/01/2031       1,851
        645   Dev. Finance Agency                                            5.00      1/01/2032         713
      1,250   Dev. Finance Agency(g)                                         5.00      7/01/2032       1,386

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                                                  PORTFOLIO OF INVESTMENTS |  31

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
------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$       535   Dev. Finance Agency                                            5.00%     1/01/2033  $      590
      2,155   Dev. Finance Agency                                            5.00      4/15/2033       2,291
      1,250   Dev. Finance Agency(g)                                         5.00      7/01/2033       1,382
        700   Dev. Finance Agency                                            5.00      1/01/2034         768
      1,000   Dev. Finance Agency(g)                                         5.00      7/01/2034       1,100
        735   Dev. Finance Agency                                            5.00      1/01/2035         803
      1,500   Dev. Finance Agency                                            5.00      7/01/2035       1,609
      1,000   Dev. Finance Agency                                            5.00      1/01/2036       1,090
      1,000   Dev. Finance Agency                                            5.00      7/01/2036       1,070
      2,000   Dev. Finance Agency                                            5.00      7/01/2036       2,158
      3,110   Health and Educational Facilities Auth.                        5.00      7/01/2019       3,331
      9,000   Health and Educational Facilities Auth.                        6.00      7/01/2024       9,863
      4,000   Health and Educational Facilities Auth.                        5.00      7/15/2027       4,032
        110   Water Pollution Abatement Trust                                4.75      8/01/2025         110
                                                                                                  ----------
                                                                                                      57,350
                                                                                                  ----------
              MICHIGAN (2.0%)
      3,000   Building Auth.                                                 5.00     10/15/2029       3,441
      2,000   Finance Auth. (NBGA)                                           5.00      5/01/2024       2,307
      1,700   Finance Auth. (NBGA)                                           5.00      5/01/2025       1,975
      8,200   Finance Auth.                                                  5.00     12/01/2034       9,150
      6,000   Finance Auth.                                                  4.00     11/15/2035       6,014
      4,600   Finance Auth.                                                  5.00     12/01/2035       5,114
      1,000   Finance Auth.                                                  4.00     11/15/2036       1,000
     10,000   Grand Traverse County Hospital Finance Auth.                   5.00      7/01/2029      10,909
     13,560   Great Lakes Water Auth.                                        4.00      7/01/2032      13,780
     12,000   Kent Hospital Finance Auth.                                    5.00     11/15/2029      13,224
      2,775   Livonia Public Schools School District (INS)                   5.00      5/01/2032       3,126
      2,875   Livonia Public Schools School District (INS)                   5.00      5/01/2033       3,222
      2,965   Livonia Public Schools School District (INS)                   5.00      5/01/2034       3,308
      3,065   Livonia Public Schools School District (INS)                   5.00      5/01/2035       3,410
      2,770   Livonia Public Schools School District (INS)                   5.00      5/01/2036       3,075
      3,000   State Trunk Line Fund                                          5.00     11/01/2019       3,296
      2,000   State Trunk Line Fund                                          5.00     11/01/2020       2,188
                                                                                                  ----------
                                                                                                      88,539
                                                                                                  ----------
              MINNESOTA (0.1%)
      1,750   St. Paul Housing and Redevelopment Auth.                       5.00     11/15/2029       1,915
      1,275   St. Paul Housing and Redevelopment Auth.                       5.00     11/15/2030       1,390
                                                                                                  ----------
                                                                                                       3,305
                                                                                                  ----------
              MISSISSIPPI (0.3%)
      2,000   Dev. Bank                                                      5.00      4/01/2028       2,255
      7,000   Dev. Bank (INS)                                                5.00      9/01/2030       7,827
      1,000   Hospital Equipment and Facilities Auth.                        5.25     12/01/2021       1,000
                                                                                                  ----------
                                                                                                      11,082
                                                                                                  ----------

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32  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
              MISSOURI (1.1%)
$     1,780   Cape Girardeau County Health Care Facilities IDA               5.00%     6/01/2025  $    1,999
     17,545   Cape Girardeau County Health Care Facilities IDA               5.00      6/01/2027      17,552
      2,555   Cape Girardeau County Health Care Facilities IDA               5.00      6/01/2027       2,840
      2,675   Cape Girardeau County Health Care Facilities IDA               6.00      3/01/2033       2,772
      1,000   Dev. Finance Board                                             5.00      6/01/2030       1,095
      4,215   Dev. Finance Board                                             5.00      6/01/2031       4,594
      2,310   Health and Educational Facilities Auth.                        5.00      5/01/2030       2,484
      2,350   Health and Educational Facilities Auth.                        5.25      5/01/2033       2,537
      1,760   Riverside IDA (INS)                                            5.00      5/01/2020       1,812
      1,380   Saint Louis County IDA                                         5.00      9/01/2023       1,557
      2,750   Saint Louis County IDA                                         5.50      9/01/2033       3,045
      1,330   St. Joseph IDA (PRE)                                           5.00      4/01/2027       1,330
      2,110   Stoddard County IDA                                            6.00      3/01/2037       2,176
                                                                                                  ----------
                                                                                                      45,793
                                                                                                  ----------
              MONTANA (0.2%)
      8,500   Forsyth                                                        3.90      3/01/2031       8,723
                                                                                                  ----------
              NEBRASKA (0.1%)
      1,250   Douglas County Hospital Auth.                                  5.00     11/01/2028       1,420
      1,600   Douglas County Hospital Auth.                                  5.00     11/01/2030       1,790
      2,400   Public Power Generation Agency                                 5.00      1/01/2037       2,672
                                                                                                  ----------
                                                                                                       5,882
                                                                                                  ----------
              NEVADA (1.7%)
      3,660   Clark County                                                   5.00      7/01/2026       4,340
      2,220   Clark County                                                   5.00      7/01/2027       2,638
     20,470   Clark County                                                   5.00      7/01/2032      23,034
     10,845   Clark County                                                   5.00      7/01/2033      12,143
     18,000   Humboldt County                                                5.15     12/01/2024      19,363
      2,000   Las Vegas Convention and Visitors Auth.                        4.00      7/01/2033       2,043
      4,560   Las Vegas Convention and Visitors Auth.                        4.00      7/01/2034       4,638
      5,075   Las Vegas Convention and Visitors Auth.                        4.00      7/01/2035       5,145
                                                                                                  ----------
                                                                                                      73,344
                                                                                                  ----------
              NEW JERSEY (5.1%)
      1,135   Bayonne City (INS)                                             5.00      7/01/2034       1,253
      1,000   Bayonne City (INS)                                             5.00      7/01/2035       1,100
      1,000   Casino Reinvestment Dev. Auth. (INS)                           5.00     11/01/2029       1,082
      1,000   Casino Reinvestment Dev. Auth. (INS)                           5.00     11/01/2030       1,077
      7,300   EDA (ETM)                                                      5.25      9/01/2019       8,004
      2,700   EDA                                                            5.25      9/01/2019       2,861
      5,000   EDA (INS)                                                      5.00      7/01/2022       5,118
      3,500   EDA                                                            4.45      6/01/2023       3,713
     18,410   EDA                                                            5.00      3/01/2025      19,251

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                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$    10,000   EDA (INS)                                                      5.00%     6/15/2025  $   11,231
      5,125   EDA                                                            5.00      6/15/2025       5,392
      2,500   EDA                                                            5.00      6/15/2026       2,660
      9,000   EDA                                                            5.25      6/15/2033       9,222
      4,000   Educational Faciliites Auth.                                   5.50      9/01/2029       4,273
      3,000   Educational Faciliites Auth.                                   5.50      9/01/2030       3,194
      4,590   Educational Faciliites Auth.                                   5.50      9/01/2031       4,870
      8,075   Educational Faciliites Auth.                                   5.50      9/01/2032       8,530
      5,740   Educational Facilities Auth.                                   5.50      9/01/2028       6,161
        500   Educational Facilities Auth.                                   4.00      7/01/2033         512
        750   Educational Facilities Auth.                                   4.00      7/01/2034         765
      3,000   Educational Facilities Auth. (INS)(g)                          5.00      7/01/2034       3,429
      1,250   Educational Facilities Auth.                                   4.00      7/01/2035       1,269
      3,350   Educational Facilities Auth. (INS)(g)                          5.00      7/01/2035       3,813
      1,800   Educational Facilities Auth. (INS)                             4.00      7/01/2036       1,821
      4,535   Essex County Improvement Auth. (INS)                           6.00     11/01/2025       5,054
      2,000   Health Care Facilities Financing Auth. (INS)                   5.00      7/01/2027       2,279
      1,500   Health Care Facilities Financing Auth. (INS)                   5.00      7/01/2030       1,677
      1,455   New Brunswick Parking Auth. (INS)                              5.00      9/01/2035       1,651
      2,000   New Brunswick Parking Auth. (INS)                              5.00      9/01/2036       2,265
      7,300   New Jersey EDA (PRE)                                           5.25      9/01/2022       8,344
      2,700   New Jersey EDA                                                 5.25      9/01/2022       2,849
        500   Newark Housing Auth. (INS)                                     4.00     12/01/2029         522
        750   Newark Housing Auth. (INS)                                     4.00     12/01/2030         779
        500   Newark Housing Auth. (INS)                                     4.00     12/01/2031         516
        500   South Jersey Transportation Auth.                              5.00     11/01/2030         553
        750   South Jersey Transportation Auth.                              5.00     11/01/2031         825
      1,085   South Jersey Transportation Auth.                              5.00     11/01/2034       1,178
      1,000   State Building Auth.                                           4.00      6/15/2030         946
     20,000   State Turnpike Auth.                                           5.00      1/01/2021      21,283
     10,000   State Turnpike Auth.                                           5.00      1/01/2034      11,232
      7,675   State Turnpike Auth.                                           5.00      1/01/2034       8,653
      4,725   State Turnpike Auth.                                           5.00      1/01/2035       5,312
      5,000   Tobacco Settlement Financing Corp.                             5.00      6/01/2017       5,034
      5,000   Transportation Trust Fund Auth. (INS)                          5.25     12/15/2022       5,445
     20,000   Transportation Trust Fund Auth.                                4.47(b)  12/15/2025      13,495
      3,000   Transportation Trust Fund Auth.                                5.00      6/15/2030       3,156
      2,000   Transportation Trust Fund Auth.                                5.25      6/15/2033       2,054
      3,000   Transportation Trust Fund Auth.                                5.25      6/15/2034       3,074
                                                                                                  ----------
                                                                                                     218,777
                                                                                                  ----------
              NEW MEXICO (0.5%)
     20,000   Farmington Pollution Control                                   4.70      5/01/2024      21,480
                                                                                                  ----------

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34  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
              NEW YORK (5.7%)
$     2,500   Albany IDA (PRE)                                               5.75%    11/15/2022  $    2,577
      3,700   Chautauqua Tobacco Asset Securitization Corp.                  5.00      6/01/2034       3,919
      8,590   Dormitory Auth. (ETM)                                          5.30      2/15/2019       9,035
     24,935   Dormitory Auth. (PRE)                                          5.00      7/01/2022      25,205
         15   Dormitory Auth. (ETM)                                          5.00      5/01/2023          18
        735   Dormitory Auth.                                                5.00      5/01/2023         820
         15   Dormitory Auth. (PRE)                                          5.00      5/01/2024          18
        735   Dormitory Auth.                                                5.00      5/01/2024         811
         25   Dormitory Auth. (PRE)                                          5.00      5/01/2025          29
      1,175   Dormitory Auth.                                                5.00      5/01/2025       1,284
         20   Dormitory Auth. (PRE)                                          5.00      5/01/2026          23
        980   Dormitory Auth.                                                5.00      5/01/2026       1,063
      1,000   Dormitory Auth. (INS)                                          5.00     10/01/2027       1,177
      1,000   Dormitory Auth. (INS)                                          5.00     10/01/2028       1,172
      1,300   Dormitory Auth. (INS)                                          5.00     10/01/2029       1,514
     20,000   Dormitory Auth.                                                5.00      2/15/2032      22,967
        600   Dormitory Auth.(a)                                             5.00     12/01/2035         644
      2,000   Erie County IDA                                                5.00      5/01/2028       2,310
     17,075   Long Island Power Auth.                                        5.00      4/01/2023      18,085
      5,000   Monroe County IDC (NBGA)                                       5.75      8/15/2030       5,753
         80   MTA (PRE)                                                      6.25     11/15/2023          87
      1,920   MTA                                                            6.25     11/15/2023       2,083
      8,000   MTA (PRE)                                                      6.25     11/15/2023       8,680
      2,500   MTA (INS) (PRE)                                                5.00     11/15/2024       2,566
      6,800   MTA (PRE)                                                      5.00     11/15/2024       6,980
      2,000   MTA                                                            5.00     11/15/2034       2,282
     10,000   MTA                                                            5.00     11/15/2034      11,411
      3,000   MTA                                                            5.00     11/15/2035       3,402
      2,000   MTA                                                            5.00     11/15/2035       2,268
      1,100   Nassau County                                                  5.00      1/01/2035       1,233
      1,150   Nassau County                                                  5.00      1/01/2036       1,283
      5,000   New York City                                                  5.13     11/15/2022       5,338
      2,625   New York City (PRE)                                            5.13     12/01/2022       2,701
      1,705   New York City                                                  5.13     12/01/2022       1,753
      3,610   New York City (PRE)                                            5.13     12/01/2023       3,714
      2,390   New York City                                                  5.13     12/01/2023       2,457
        815   New York City (PRE)                                            5.00      8/01/2024         826
      4,425   New York City                                                  5.00      8/01/2024       4,485
      5,000   New York City                                                  5.25     11/15/2024       5,343
      3,670   New York City (PRE)                                            5.00      2/01/2025       3,796
      1,330   New York City                                                  5.00      2/01/2025       1,375
      3,500   New York City Transitional Finance Auth.                       5.00      1/15/2022       3,737

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$    25,000   New York City Transitional Finance Auth. (PRE)                 5.00%     5/01/2026  $   26,999
     15,350   New York City Transitional Finance Auth.                       5.00      7/15/2034      17,411
        575   Newburgh City                                                  5.00      6/15/2023         635
      2,250   Niagara Area Dev. Corp.                                        4.00     11/01/2024       2,256
      1,670   Niagara Falls City School District (INS)                       5.00      6/15/2023       1,937
      1,450   Niagara Falls City School District (INS)                       5.00      6/15/2024       1,696
      1,670   Niagara Falls City School District (INS)                       5.00      6/15/2025       1,936
      2,255   Oyster Bay                                                     3.50      6/01/2018       2,273
      1,585   Rockland County                                                3.50     10/01/2021       1,641
      1,190   Rockland County                                                3.63     10/01/2022       1,227
      1,560   Rockland County                                                3.63     10/01/2023       1,599
      1,665   Rockland County                                                3.63     10/01/2024       1,695
        790   Saratoga County Capital Resource Corp.                         5.00     12/01/2028         895
      1,280   Suffolk County EDC                                             5.00      7/01/2028       1,379
        220   Suffolk County EDC (PRE)                                       5.00      7/01/2028         252
      1,350   Westchester County Local Dev. Corp.                            5.00      1/01/2028       1,484
      2,600   Yonkers (INS)                                                  5.00     10/01/2023       2,954
                                                                                                  ----------
                                                                                                     244,493
                                                                                                  ----------
              NORTH CAROLINA (0.7%)
      3,000   Eastern Municipal Power Agency (PRE)                           5.00      1/01/2024       3,093
      5,000   Eastern Municipal Power Agency (PRE)                           5.00      1/01/2026       5,345
      1,500   Medical Care Commission                                        5.00     10/01/2025       1,608
      4,805   Medical Care Commission                                        6.38      7/01/2026       5,491
      5,500   Medical Care Commission                                        5.00      7/01/2027       5,629
      1,850   Medical Care Commission                                        5.00     10/01/2030       1,907
      2,000   Municipal Power Agency No. 1 (PRE)                             5.25      1/01/2020       2,066
      3,600   Turnpike Auth. (INS) (PRE)                                     5.00      1/01/2022       3,846
      3,330   Turnpike Auth. (INS) (PRE)                                     5.13      1/01/2024       3,565
                                                                                                  ----------
                                                                                                      32,550
                                                                                                  ----------
              NORTH DAKOTA (0.3%)
     11,085   Grand Forks City Health Care System                            5.00     12/01/2029      12,016
                                                                                                  ----------
              OHIO (1.7%)
      9,000   Air Quality Dev. Auth.                                         5.70      8/01/2020       3,195
      3,000   American Municipal Power, Inc. (PRE)                           5.00      2/15/2021       3,319
      2,760   American Municipal Power, Inc. (PRE)                           5.00      2/15/2022       3,054
      7,165   Buckeye Tobacco Settlement Financing Auth.                     5.13      6/01/2024       6,789
      2,000   Cleveland Airport System                                       5.00      1/01/2030       2,195
      1,000   Cleveland Airport System                                       5.00      1/01/2031       1,095
      2,805   Dayton City School District                                    5.00     11/01/2028       3,365
      3,655   Dayton City School District                                    5.00     11/01/2029       4,396
      3,160   Dayton City School District                                    5.00     11/01/2030       3,815
      2,000   Dayton City School District                                    5.00     11/01/2031       2,419

================================================================================

36  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$       420   Fairview Park City (INS)                                       4.13%    12/01/2020  $      421
      4,365   Hamilton County (INS)                                          4.30(b)  12/01/2025       3,372
      1,350   Hamilton County Healthcare                                     5.00      1/01/2031       1,429
      1,400   Hamilton County Healthcare                                     5.00      1/01/2036       1,456
      9,000   Hancock County Hospital Facilities                             6.50     12/01/2030      10,351
        750   Southeastern Ohio Port Auth.                                   5.50     12/01/2029         797
        750   Southeastern Ohio Port Auth.                                   5.00     12/01/2035         760
      1,000   State                                                          5.00      5/01/2031       1,116
        500   State                                                          5.00      5/01/2033         553
      7,210   State Hospital System                                          5.00      1/15/2034       7,953
      6,000   State Hospital System                                          5.00      1/15/2035       6,595
      3,070   State Hospital System                                          5.00      1/15/2036       3,367
      2,000   Turnpike and Infrastructure Commission                         5.25      2/15/2029       2,305
                                                                                                  ----------
                                                                                                      74,117
                                                                                                  ----------
              OKLAHOMA (0.6%)
      1,160   Chickasaw Nation(a)                                            5.38     12/01/2017       1,183
      5,000   Chickasaw Nation(a)                                            6.00     12/01/2025       5,312
      2,020   Comanche County Hospital Auth.                                 5.00      7/01/2021       2,151
     13,100   Norman Regional Hospital Auth.                                 5.00      9/01/2027      13,122
        940   Tulsa County Industrial Auth.(g)                               5.00     11/15/2028       1,019
      1,780   Tulsa County Industrial Auth.(g)                               5.00     11/15/2030       1,904
                                                                                                  ----------
                                                                                                      24,691
                                                                                                  ----------
              OREGON (0.1%)
      1,000   Washington, Yamhill and Multnomah Counties Hillsboro School
                District No. 1J (INS) (PRE)                                  4.58(b)   6/15/2025         695
      5,900   Washington, Yamhill and Multnomah Counties Hillsboro School
                District No. 1J (INS) (PRE)                                  4.59(b)   6/15/2026       3,915
                                                                                                  ----------
                                                                                                       4,610
                                                                                                  ----------
              PENNSYLVANIA (5.6%)
      1,410   Allegheny County Higher Education Building Auth. (PRE)         5.13      3/01/2025       1,608
      1,000   Allegheny County IDA                                           5.00      9/01/2021       1,001
      1,220   Allegheny County IDA                                           5.10      9/01/2026       1,221
      1,500   Allegheny County Sanitary Auth. (INS)                          4.00     12/01/2033       1,576
      1,475   Allegheny County Sanitary Auth. (INS)                          4.00     12/01/2034       1,542
      3,000   Bethlehem Auth. (INS)                                          5.00     11/15/2030       3,366
      1,885   Butler County Hospital Auth.                                   5.00      7/01/2035       2,035
      1,000   Chester County IDA                                             5.00     10/01/2034       1,036
      5,000   Commonwealth Financing Auth.                                   5.00      6/01/2034       5,458
      6,500   Cumberland County Municipal Auth.                              4.00     12/01/2026       6,620
      2,000   Dauphin County General Auth.                                   4.00      6/01/2030       2,096

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                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$     1,000   Dauphin County General Auth.                                   4.00%     6/01/2031  $    1,040
      1,000   Delaware County Auth.                                          5.00     10/01/2025       1,089
      3,000   Delaware River Joint Toll Bridge Commission                    5.00      7/01/2034       3,454
      2,720   Delaware River Port Auth.                                      5.00      1/01/2025       3,002
     13,000   Economic Dev. Financing Auth.                                  4.00     10/01/2023      13,998
      1,730   Higher Educational Facilities Auth.                            5.25      7/15/2025       1,964
      2,020   Higher Educational Facilities Auth.                            5.25      7/15/2026       2,277
      2,125   Higher Educational Facilities Auth.                            5.25      7/15/2027       2,381
      2,245   Higher Educational Facilities Auth.                            5.25      7/15/2028       2,506
      2,415   Higher Educational Facilities Auth.                            5.00      7/15/2030       2,632
      1,625   Higher Educational Facilities Auth.                            5.00      7/01/2032       1,762
      1,965   Higher Educational Facilities Auth.                            5.25      7/15/2033       2,158
      5,000   Luzerne County (INS)                                           5.00     11/15/2029       5,514
      1,200   Montgomery County IDA                                          5.00     11/15/2023       1,349
      2,750   Montgomery County IDA                                          5.00     11/15/2024       3,071
      1,000   Montour School District (INS)                                  5.00      4/01/2033       1,121
      1,500   Montour School District (INS)                                  5.00      4/01/2034       1,672
      1,500   Montour School District (INS)                                  5.00      4/01/2035       1,668
      1,525   Northeastern Hospital and Education Auth.                      5.00      3/01/2037       1,611
      9,895   Philadelphia School District                                   5.00      9/01/2031      10,799
      5,000   Philadelphia School District                                   5.00      9/01/2032       5,424
      4,000   Philadelphia School District                                   5.00      9/01/2033       4,319
      5,100   Philadelphia School District                                   5.00      9/01/2034       5,482
      1,250   Public School Building Auth.                                   5.00      4/01/2023       1,369
     10,000   Public School Building Auth.                                   5.00      6/01/2029      10,993
      6,100   Public School Building Auth. (INS)                             5.00      6/01/2031       6,773
     15,380   Public School Building Auth. (INS)                             4.00     12/01/2031      15,803
      1,500   Turnpike Commission                                            5.00     12/01/2032       1,668
      3,500   Turnpike Commission                                            5.00     12/01/2032       3,873
      4,345   Turnpike Commission                                            5.00     12/01/2033       4,814
      7,145   Turnpike Commission                                            5.00     12/01/2033       7,867
     25,000   Turnpike Commission                                            4.00      6/01/2034      25,018
      6,250   Turnpike Commission                                            5.00     12/01/2034       6,852
      2,000   Turnpike Commission                                            5.00     12/01/2034       2,230
      3,000   Turnpike Commission                                            5.00     12/01/2034       3,289
     10,655   Turnpike Commission                                            5.00      6/01/2035      11,608
      5,700   Turnpike Commission                                            5.00     12/01/2035       6,210
      2,000   Turnpike Commission                                            5.00     12/01/2035       2,223
      3,320   Turnpike Commission                                            5.00     12/01/2035       3,617
      5,750   Turnpike Commission                                            5.00      6/01/2036       6,275
      8,255   Turnpike Commission                                            5.00      6/01/2036       8,974
      3,690   Turnpike Commission                                            5.00     12/01/2036       4,011
                                                                                                  ----------
                                                                                                     241,319
                                                                                                  ----------

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38  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
              PUERTO RICO (0.1%)
$     2,600   Industrial, Tourist, Educational, Medical, and Environmental
                Control Facilities Financing Auth.                           5.00%     4/01/2027  $    2,519
                                                                                                  ----------
              RHODE ISLAND (0.4%)
      2,000   Health and Educational Building Corp. (PRE)                    6.00      9/01/2033       2,469
      2,000   Tobacco Settlement Financing Corp.                             5.00      6/01/2028       2,191
      2,000   Tobacco Settlement Financing Corp.                             5.00      6/01/2029       2,170
      2,500   Tobacco Settlement Financing Corp.                             5.00      6/01/2030       2,696
      1,350   Turnpike and Bridge Auth.                                      5.00     10/01/2033       1,534
      4,345   Turnpike and Bridge Auth.                                      5.00     10/01/2035       4,898
                                                                                                  ----------
                                                                                                      15,958
                                                                                                  ----------
              SOUTH CAROLINA (1.2%)
      5,000   Lexington County Health Services District, Inc.                5.00     11/01/2024       5,115
      7,335   Lexington County Health Services District, Inc.                5.00     11/01/2026       7,503
      7,200   Piedmont Municipal Power Agency (INS)                          5.00      1/01/2028       7,912
      2,700   Piedmont Municipal Power Agency (INS)                          5.00      1/01/2028       2,967
      9,835   Public Service Auth.                                           5.00     12/01/2034      10,528
      7,000   Public Service Auth.                                           5.00     12/01/2035       7,466
      8,500   Public Service Auth.                                           5.00     12/01/2036       9,059
                                                                                                  ----------
                                                                                                      50,550
                                                                                                  ----------
              SOUTH DAKOTA (0.0%)
      1,700   Health and Educational Facilities Auth.                        5.00     11/01/2024       1,833
                                                                                                  ----------
              TENNESSEE (0.3%)
      5,000   Davidson County Health and Educational Facilities Board        5.00      7/01/2035       5,584
      5,110   Jackson Health, Educational, and Housing Facility Board (PRE)  5.25      4/01/2023       5,330
      1,890   Jackson Health, Educational, and Housing Facility Board        5.25      4/01/2023       1,960
                                                                                                  ----------
                                                                                                      12,874
                                                                                                  ----------
              TEXAS (10.0%)
      5,610   Austin Utility Systems (INS)                                   5.15(b)   5/15/2017       5,604
        590   Bexar County Health Facilities Dev. Corp. (PRE)                5.00      7/01/2027         596
      2,895   Bexar County Health Facilities Dev. Corp.                      5.00      7/01/2027       2,909
      2,740   Board of Managers, Joint Guadalupe County - City of Seguin
                Hospital                                                     5.00     12/01/2025       2,908
      2,990   Board of Managers, Joint Guadalupe County - City of Seguin
                Hospital                                                     5.00     12/01/2027       3,129
      1,640   Board of Managers, Joint Guadalupe County - City of Seguin
                Hospital                                                     5.00     12/01/2028       1,716

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                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$     1,600   Board of Managers, Joint Guadalupe County - City of Seguin
                Hospital                                                     5.00%    12/01/2029  $    1,668
      1,700   Board of Managers, Joint Guadalupe County - City of Seguin
                Hospital                                                     5.00     12/01/2030       1,767
      5,150   Board of Managers, Joint Guadalupe County - City of Seguin
                Hospital                                                     5.25     12/01/2035       5,406
      4,240   Boerne ISD (NBGA)                                              3.66(b)   2/01/2026       3,172
        700   Central Regional Mobility Auth.                                5.00      1/01/2021         773
        500   Central Regional Mobility Auth.                                5.00      1/01/2022         560
        885   Central Regional Mobility Auth.                                5.90(b)   1/01/2022         759
        500   Central Regional Mobility Auth.                                5.00      1/01/2023         567
      7,000   Central Regional Mobility Auth.(c)                             6.25(b)   1/01/2024       5,511
      2,500   Central Regional Mobility Auth. (PRE)                          5.75      1/01/2025       2,800
      2,535   Central Regional Mobility Auth.                                6.50(b)   1/01/2026       1,823
      3,500   Central Regional Mobility Auth.                                5.00      1/01/2033       3,752
      1,250   Central Regional Mobility Auth.                                5.00      1/01/2034       1,375
      1,100   Central Regional Mobility Auth.                                5.00      1/01/2035       1,206
      1,300   Clifton Higher Education Finance Corp. (NBGA)                  4.00      8/15/2032       1,369
      1,800   Corpus Christi Utility System                                  4.00      7/15/2032       1,878
      1,100   Corpus Christi Utility System                                  4.00      7/15/2033       1,142
      1,050   Corpus Christi Utility System                                  4.00      7/15/2034       1,084
      1,000   Corpus Christi Utility System                                  4.00      7/15/2035       1,031
      2,000   Dallas/Fort Worth International Airport                        5.25     11/01/2028       2,336
      7,500   Dallas/Fort Worth International Airport                        5.25     11/01/2029       8,731
      1,000   Decatur Hospital Auth.                                         5.25      9/01/2029       1,052
      1,000   Decatur Hospital Auth.                                         5.00      9/01/2034       1,032
      1,215   Downtown Redevelopment Auth. (INS)                             5.00      9/01/2029       1,365
      1,380   Downtown Redevelopment Auth. (INS)                             5.00      9/01/2030       1,542
      2,000   Downtown Redevelopment Auth. (INS)                             5.00      9/01/2031       2,223
      1,500   Downtown Redevelopment Auth. (INS)                             5.00      9/01/2032       1,658
      2,680   Downtown Redevelopment Auth. (INS)                             5.00      9/01/2033       2,950
      4,710   Harris County Cultural Education Facilities Finance Corp.      5.00     12/01/2027       5,306
      1,400   Harris County Cultural Education Facilities Finance Corp.      5.00      6/01/2028       1,525
     40,000   Harris County IDC                                              5.00      2/01/2023      43,257
        750   Harris County Municipal Utility District (INS)                 5.00      3/01/2030         851
      2,030   Harris County Municipal Utility District (INS)                 5.00      3/01/2031       2,290
      2,500   Harris County Municipal Utility District (INS)                 5.00      3/01/2032       2,805
      5,615   Houston                                                        5.00      9/01/2032       6,305
      5,345   Houston                                                        5.00      9/01/2033       5,964
      2,150   Houston                                                        5.00      9/01/2034       2,390
      1,575   Houston                                                        5.00      9/01/2035       1,745

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40  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$     4,000   Houston Airport System                                         5.00%     7/01/2024  $    4,193
      7,000   Houston Airport System                                         5.00      7/01/2025       7,336
      2,300   Houston Convention & Entertainment Facilities Department       5.00      9/01/2029       2,619
      1,000   Houston Convention & Entertainment Facilities Department       5.00      9/01/2030       1,134
      3,850   Houston Higher Education Finance Corp.                         5.25      9/01/2031       4,272
      4,075   Houston Higher Education Finance Corp.                         5.25      9/01/2032       4,504
      3,885   Houston ISD Public Facility Corp. (INS)                        5.40(b)   9/15/2017       3,867
      4,000   Karnes County Hospital District                                5.00      2/01/2029       4,277
      4,000   Karnes County Hospital District                                5.00      2/01/2034       4,193
        740   Laredo Waterworks and Sewer System                             4.00      3/01/2032         769
      1,000   Laredo Waterworks and Sewer System                             4.00      3/01/2033       1,033
      1,000   Laredo Waterworks and Sewer System                             4.00      3/01/2034       1,029
      1,500   Laredo Waterworks and Sewer System                             4.00      3/01/2036       1,532
        255   Marlin ISD Public Facility Corp.(d)                            5.85      2/15/2018         260
      3,100   Mesquite Health Facilities Dev. Corp.                          5.00      2/15/2026       3,400
      1,075   Mesquite Health Facilities Dev. Corp.                          5.00      2/15/2035       1,096
      2,155   New Braunfels ISD (NBGA)                                       3.04(b)   2/01/2023       1,852
      7,500   New Hope Cultural Education Facilities Corp.                   5.00      7/01/2030       8,096
      1,000   New Hope Cultural Education Facilities Corp.                   5.00     11/01/2031       1,063
      9,000   New Hope Cultural Education Facilities Corp.                   5.00      7/01/2035       9,552
      1,475   New Hope Cultural Education Facilities Corp.                   4.00     11/01/2036       1,345
      1,635   Newark Higher Education Finance Corp.                          4.00      4/01/2032       1,677
      2,000   Newark Higher Education Finance Corp.                          4.00      4/01/2033       2,043
      4,470   Newark Higher Education Finance Corp.                          4.00      4/01/2034       4,544
      1,650   Newark Higher Education Finance Corp.                          4.00      4/01/2035       1,672
      2,150   Newark Higher Education Finance Corp.                          4.00      4/01/2036       2,176
      7,000   North East Texas Regional Mobility Auth.                       5.00      1/01/2036       7,544
      5,485   North East Texas Regional Mobility Auth.                       5.00      1/01/2036       5,882
      2,190   North Texas Tollway Auth. (PRE)                                6.00      1/01/2023       2,274
        310   North Texas Tollway Auth.                                      6.00      1/01/2023         321
     15,000   North Texas Tollway Auth.                                      6.00      1/01/2025      16,199
     20,000   North Texas Tollway Auth. (INS)                                3.85(b)   1/01/2029      13,281
      1,500   North Texas Tollway Auth.                                      5.00      1/01/2031       1,693
      8,000   North Texas Tollway Auth.                                      5.00      1/01/2032       9,028
      1,515   North Texas Tollway Auth.                                      5.00      1/01/2034       1,720
      7,500   North Texas Tollway Auth.                                      5.00      1/01/2034       8,327
      2,230   Permanent Univ. Fund                                           5.00      7/01/2032       2,603
      3,250   Permanent Univ. Fund                                           5.00      7/01/2033       3,776
      2,500   Permanent Univ. Fund                                           5.00      7/01/2034       2,893
      9,205   Sabine River Auth. (INS)                                       4.95      3/01/2018       9,480
      2,000   San Leanna Education Facilities Corp.                          5.00      6/01/2018       2,012

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                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$       940   San Leanna Education Facilities Corp. (PRE)                    5.13%     6/01/2023  $      947
      1,025   San Leanna Education Facilities Corp.                          5.13      6/01/2023       1,029
        475   San Leanna Education Facilities Corp. (PRE)                    5.13      6/01/2024         478
        525   San Leanna Education Facilities Corp.                          5.13      6/01/2024         527
      1,270   San Leanna Education Facilities Corp. (PRE)                    5.13      6/01/2025       1,279
        275   San Leanna Education Facilities Corp.                          5.13      6/01/2025         276
      1,645   Tarrant County Cultural Education Facilities
                Finance Corp. (PRE)                                          5.25     11/15/2022       1,691
      2,105   Tarrant County Cultural Education Facilities Finance Corp.     5.25     11/15/2022       2,148
      1,100   Tarrant County Cultural Education Facilities Finance Corp.     6.00     11/15/2026       1,105
      8,890   Tarrant County Cultural Education Facilities Finance Corp.     4.00      5/15/2027       8,673
      8,300   Tarrant County Cultural Education Facilities
                Finance Corp. (PRE)                                          5.13      5/15/2027       8,344
     13,315   Tarrant County Cultural Education Facilities Finance Corp.     4.00      5/15/2031      12,465
     13,000   Transportation Commission (PRE)                                4.50      4/01/2026      13,000
      7,235   Transportation Commission                                      5.00     10/01/2026       8,866
     10,000   Transportation Commission                                      5.00      8/15/2033      10,947
      8,500   Transportation Commission                                      5.00      8/15/2034       9,270
      6,977   Trophy Club Public Improvement District No. 1 (INS)            5.00      6/01/2033       7,699
      3,360   Tyler Health Facilities Dev. Corp.                             5.25     11/01/2022       3,367
      3,800   Tyler Health Facilities Dev. Corp.                             5.25     11/01/2023       3,806
      8,745   Tyler Health Facilities Dev. Corp. (PRE)                       5.25      7/01/2026       8,843
     10,000   Tyler Health Facilities Dev. Corp. (PRE)                       5.50      7/01/2027      11,574
                                                                                                  ----------
                                                                                                     432,733
                                                                                                  ----------
              U.S. VIRGIN ISLANDS (0.2%)
      6,500   Public Finance Auth.(a)                                        5.00      9/01/2030       7,072
                                                                                                  ----------
              UTAH (0.2%)
     18,631   Jordanelle Special Service District(a),(d),(h)                 4.44      8/01/2030       8,382
                                                                                                  ----------
              VERMONT (0.3%)
      9,000   EDA                                                            5.00     12/15/2020      10,042
      2,500   Educational and Health Buildings Financing Agency              5.00     12/01/2036       2,759
                                                                                                  ----------
                                                                                                      12,801
                                                                                                  ----------
              VIRGINIA (0.9%)
      2,290   College Building Auth.                                         5.00      6/01/2021       2,290
     11,280   College Building Auth.                                         5.00      6/01/2026      10,864
      2,150   Fairfax County Economic Dev. Auth.                             5.00     10/01/2036       2,338
     14,924   Farms of New Kent Community Dev. Auth.(d),(i)                  5.13      3/01/2036       3,729
     10,000   Roanoke County EDA                                             5.00      7/01/2025      10,962

================================================================================

42  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$     1,000   Small Business Financing Auth.                                 5.13%     9/01/2022  $    1,014
        750   Stafford County EDA                                            5.00      6/15/2033         827
      2,620   Stafford County EDA                                            5.00      6/15/2034       2,877
      1,930   Stafford County EDA                                            5.00      6/15/2035       2,111
                                                                                                  ----------
                                                                                                      37,012
                                                                                                  ----------
              WASHINGTON (0.1%)
      5,000   Tobacco Settlement Auth.                                       5.25      6/01/2031       5,391
                                                                                                  ----------
              WEST VIRGINIA (0.2%)
      1,850   Hospital Finance Auth.                                         5.00      6/01/2033       2,074
      2,970   Hospital Finance Auth.                                         5.00      6/01/2034       3,305
      2,405   Hospital Finance Auth.                                         5.00      6/01/2035       2,666
                                                                                                  ----------
                                                                                                       8,045
                                                                                                  ----------
              WISCONSIN (0.6%)
      1,500   Health and Educational Facilities Auth. (PRE)                  5.00      8/15/2026       1,757
      2,000   Health and Educational Facilities Auth.                        5.00      7/15/2028       2,194
      1,935   Health and Educational Facilities Auth. (PRE)                  5.00      8/15/2029       2,267
      5,000   Health and Educational Facilities Auth.                        5.13      4/15/2031       5,499
      1,000   Health and Educational Facilities Auth.                        5.00      8/15/2034       1,105
      9,830   Health and Educational Facilities Auth.                        4.00     11/15/2036      10,010
      1,500   Public Finance Auth.                                           4.05     11/01/2030       1,474
                                                                                                  ----------
                                                                                                      24,306
                                                                                                  ----------
              Total Fixed-Rate Instruments (cost: $3,592,092)                                      3,655,932
                                                                                                  ----------

              PUT BONDS (6.8%)

              ARIZONA (1.1%)
     16,000   Health Facilities Auth.                                        2.76(j)   2/01/2048      16,245
     30,000   Health Facilities Auth.                                        2.76(j)   2/01/2048      30,421
                                                                                                  ----------
                                                                                                      46,666
                                                                                                  ----------
              ARKANSAS (0.7%)
     29,000   Dev. Finance Auth.                                             2.46(j)   9/01/2044      28,776
                                                                                                  ----------
              CALIFORNIA (0.8%)
     10,000   Bay Area Toll Auth.                                            1.81(j)   4/01/2045       9,955
     17,000   Bay Area Toll Auth.                                            2.01(j)   4/01/2045      17,050
      8,500   Health Facilities Financing Auth.                              2.00     10/01/2036       8,004
                                                                                                  ----------
                                                                                                      35,009
                                                                                                  ----------
              FLORIDA (0.4%)
     16,000   Putnam County Dev. Auth. (INS)                                 5.35      3/15/2042      16,684
                                                                                                  ----------
              INDIANA (0.1%)
      4,000   Rockport Pollution Control                                     1.75      6/01/2025       3,999
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
              LOUISIANA (0.4%)
$    16,750   St. Charles Parish                                             4.00%    12/01/2040  $   17,614
                                                                                                  ----------
              MASSACHUSETTS (0.2%)
      6,000   Dev. Finance Agency (PRE)                                      5.75     12/01/2042       6,570
                                                                                                  ----------
              MICHIGAN (0.4%)
     15,000   Hospital Finance Auth.                                         6.00     12/01/2034      15,495
                                                                                                  ----------
              MISSISSIPPI (0.4%)
      2,170   Hospital Equipment and Facilities Auth.                        1.40      9/01/2018       2,170
     14,000   Hospital Equipment and Facilities Auth.                        1.40      9/01/2022      14,005
                                                                                                  ----------
                                                                                                      16,175
                                                                                                  ----------
              NEW JERSEY (0.4%)
     20,000   Transportation Trust Fund Auth.                                2.11(j)   6/15/2034      19,448
                                                                                                  ----------
              NEW MEXICO (1.0%)
     10,000   Farmington                                                     4.75      6/01/2040      10,041
     20,000   Farmington                                                     5.20      6/01/2040      21,931
     12,000   Farmington Pollution Control                                   1.88      4/01/2033      11,823
                                                                                                  ----------
                                                                                                      43,795
                                                                                                  ----------
              OHIO (0.2%)
     30,000   Water Dev. Auth.                                               4.00     12/01/2033      10,650
                                                                                                  ----------
              PENNSYLVANIA (0.4%)
      8,800   Beaver County IDA                                              2.70      4/01/2035       3,124
     11,000   Berks County Municipal Auth.                                   2.41(j)  11/01/2039      11,075
      8,750   Economic Dev. Financing Auth.                                  2.55     11/01/2041       3,106
                                                                                                  ----------
                                                                                                      17,305
                                                                                                  ----------
              TEXAS (0.3%)
     14,935   San Antonio Housing Trust Finance Corp. (NBGA)                 3.50      4/01/2043      15,097
                                                                                                  ----------
              Total Put Bonds (cost: $319,661)                                                       293,283
                                                                                                  ----------

              ADJUSTABLE-RATE NOTES (0.4%)

              NEW JERSEY (0.4%)
     10,000   EDA                                                            2.46      9/01/2027       9,362
     10,000   EDA                                                            2.51      3/01/2028       9,247
                                                                                                  ----------
                                                                                                      18,609
                                                                                                  ----------
              Total Adjustable-Rate Notes (cost: $20,000)                                             18,609
                                                                                                  ----------

              VARIABLE-RATE DEMAND NOTES (7.4%)

              ARIZONA (0.2%)
      9,000   Phoenix IDA (LIQ) (LOC - Barclays Bank plc)(a)                 1.01      6/01/2036       9,000
                                                                                                  ----------

================================================================================

44  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
              CALIFORNIA (0.3%)
$     2,225   Infrastructure and Economic Dev. Bank
                (LOC - California Bank & Trust)                              1.04%    10/01/2028  $    2,225
      5,355   Sacramento City Financing Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                1.09     12/01/2030       5,355
      1,600   Statewide Communities Dev. Auth.                               0.83      4/01/2046       1,600
      4,815   Victorville Joint Powers Financing Auth. (LOC - BNP Paribas)   1.41      5/01/2040       4,815
                                                                                                  ----------
                                                                                                      13,995
                                                                                                  ----------
              DISTRICT OF COLUMBIA (0.5%)
     20,560   District (LIQ) (LOC - Deutsche Bank A.G.)(a)                   1.18     10/01/2041      20,560
                                                                                                  ----------
              FLORIDA (0.8%)
      4,700   Dade County IDA                                                0.96      6/01/2021       4,700
     12,000   Lee Memorial Health System (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                1.11      4/01/2037      12,000
     19,000   Martin County                                                  0.91      7/15/2022      19,000
                                                                                                  ----------
                                                                                                      35,700
                                                                                                  ----------
              GEORGIA (0.2%)
      9,140   Burke County Dev. Auth.                                        1.30      7/01/2049       9,140
                                                                                                  ----------
              IDAHO (0.2%)
      9,745   Housing and Finance Association(k)                             1.10      1/01/2038       9,745
                                                                                                  ----------
              ILLINOIS (1.1%)
      7,000   Chicago Board of Education (LIQ) (LOC - Deutsche
                Bank A.G.)(a)                                                1.32     12/01/2039       7,000
     10,200   Chicago Park District (INS) (LIQ)(a)                           1.21      1/01/2022      10,200
      2,990   State (LIQ) (LOC - Deutsche Bank A.G.)(a)                      1.18      4/01/2037       2,990
     25,995   State (LIQ) (LOC - Deutsche Bank A.G.)(a)                      1.18      2/01/2039      25,995
                                                                                                  ----------
                                                                                                      46,185
                                                                                                  ----------
              KENTUCKY (0.2%)
     10,000   Economic Dev. Finance Auth. (LIQ) (LOC - Deutsche
                Bank A.G.)(a)                                                1.18      1/01/2045      10,000
                                                                                                  ----------
              LOUISIANA (1.5%)
     30,000   St. James Parish                                               1.05     11/01/2040      30,000
     35,100   St. James Parish                                               1.05     11/01/2040      35,100
                                                                                                  ----------
                                                                                                      65,100
                                                                                                  ----------
              NEW YORK (0.2%)
      7,200   Housing Finance Agency (LOC - Landesbank Hessen-Thuringen)     0.96      5/01/2042       7,200
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                      COUPON       FINAL         VALUE
(000)         SECURITY                                                       RATE      MATURITY        (000)
------------------------------------------------------------------------------------------------------------
              PENNSYLVANIA (0.5%)
$    19,710   Emmaus General Auth. (INS) (LIQ)                               0.95%    12/01/2028  $   19,710
                                                                                                  ----------
              SOUTH CAROLINA (0.4%)
     15,055   Jobs EDA (LIQ) (LOC - Deutsche Bank A.G.)(a)                   1.11     11/01/2029      15,055
                                                                                                  ----------
              SOUTH DAKOTA (0.3%)
     13,210   Health and Educational Facilities Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                1.07     11/01/2040      13,210
                                                                                                  ----------
              TENNESSEE (0.3%)
     15,000   Chattanooga Health, Educational and Housing Facilities Board   1.15      5/01/2039      15,000
                                                                                                  ----------
              TEXAS (0.7%)
      6,000   Port of Port Arthur Navigation District                        1.15     12/01/2039       6,000
     12,700   Port of Port Arthur Navigation District                        1.16     12/01/2039      12,700
      7,535   Port of Port Arthur Navigation District                        1.15      4/01/2040       7,535
      5,900   Port of Port Arthur Navigation District                        1.15     11/01/2040       5,900
                                                                                                  ----------
                                                                                                      32,135
                                                                                                  ----------
              Total Variable-Rate Demand Notes (cost: $321,735)                                      321,735
                                                                                                  ----------

              TOTAL INVESTMENTS (COST: $4,253,488)                                                $4,289,559
                                                                                                  ==========

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1            LEVEL 2           LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                            $-         $3,643,821           $12,111         $3,655,932
Put Bonds                                          -            293,283                 -            293,283
Adjustable-Rate Notes                              -             18,609                 -             18,609
Variable-Rate Demand Notes                         -            321,735                 -            321,735
------------------------------------------------------------------------------------------------------------
Total                                             $-         $4,277,448           $12,111         $4,289,559
------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

46  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                    RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------
                                                                                      FIXED-RATE INSTRUMENTS
------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2016                                                                         $12,117
Purchases                                                                                                  -
Sales                                                                                                      -
Transfers into Level 3                                                                                     -
Transfers out of Level 3                                                                                   -
Net realized gain (loss) on investments                                                                    -
Change in net unrealized appreciation/(depreciation) of investments                                       (6)
------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2017                                                                         $12,111
------------------------------------------------------------------------------------------------------------

For the period of April 1, 2016, through March 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) At March 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2017, was $12,663,000, which represented 0.3% of the Fund's net assets.

================================================================================

48  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    (e) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (f) Up to 6.05% of the coupon may be PIK.

    (g) At March 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $18,695,000, of which all were when-issued securities.

    (h) At March 31, 2017, the issuer was in default with respect to portions of interest and/or principal payments.

    (i) At March 31, 2017, the issuer was in default with respect to interest and/or principal payments.

    (j) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2017.

    (k) Variable-rate remarketed obligation - Structured similarly to variable-rate demand notes and has a tender option that is supported by a best efforts remarketing agent.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $4,253,488)                                $4,289,559
   Cash                                                                                                  886
   Receivables:
       Capital shares sold                                                                             4,151
       USAA Asset Management Company (Note 6C)                                                             4
       Interest                                                                                       50,086
                                                                                                  ----------
           Total assets                                                                            4,344,686
                                                                                                  ----------
LIABILITIES
   Payables:
       Securities purchased                                                                           18,441
       Capital shares redeemed                                                                         5,149
       Dividends on capital shares                                                                     1,556
   Accrued management fees                                                                             1,021
   Accrued transfer agent's fees                                                                          73
   Other accrued expenses and payables                                                                   203
                                                                                                  ----------
           Total liabilities                                                                          26,443
                                                                                                  ----------
               Net assets applicable to capital shares outstanding                                $4,318,243
                                                                                                  ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                $4,327,471
   Undistributed net investment income                                                                    69
   Accumulated net realized loss on investments                                                      (45,368)
   Net unrealized appreciation of investments                                                         36,071
                                                                                                  ----------
               Net assets applicable to capital shares outstanding                                $4,318,243
                                                                                                  ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $4,280,892/327,408
          capital shares outstanding, no par value)                                               $    13.08
                                                                                                  ==========
       Adviser Shares (net assets of $37,351/2,857
           capital shares outstanding, no par value)                                              $    13.07
                                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

50  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                                $  164,813
                                                                                                  ----------
EXPENSES
   Management fees                                                                                    13,663
   Administration and servicing fees:
       Fund Shares                                                                                     6,715
       Adviser Shares                                                                                     66
   Transfer agent's fees:
       Fund Shares                                                                                     1,523
       Adviser Shares                                                                                     31
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                                    111
   Custody and accounting fees:
       Fund Shares                                                                                       529
       Adviser Shares                                                                                      5
   Postage:
       Fund Shares                                                                                       125
       Adviser Shares                                                                                      2
   Shareholder reporting fees:
       Fund Shares                                                                                        67
       Adviser Shares                                                                                      1
   Trustees' fees                                                                                         30
   Registration fees:
       Fund Shares                                                                                       194
       Adviser Shares                                                                                     20
   Professional fees                                                                                     370
   Other                                                                                                  64
                                                                                                  ----------
           Total expenses                                                                             23,516
   Expenses reimbursed:
       Adviser Shares                                                                                    (13)
                                                                                                  ----------
           Net expenses                                                                               23,503
                                                                                                  ----------
NET INVESTMENT INCOME                                                                                141,310
                                                                                                  ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                                                 (12,376)
   Change in net unrealized appreciation/(depreciation)                                             (178,556)
                                                                                                  ----------
           Net realized and unrealized loss                                                       $ (190,932)
                                                                                                  ----------
   Decrease in net assets resulting from operations                                               $  (49,622)
                                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

------------------------------------------------------------------------------------------------------------

                                                                                        2017            2016
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                          $  141,310      $  131,923
   Net realized loss on investments                                                  (12,376)         (4,699)
   Change in net unrealized appreciation/(depreciation) of investments              (178,556)         14,350
                                                                                  --------------------------
       Increase (decrease) in net assets resulting from operations                   (49,622)        141,574
                                                                                  --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                  (140,009)       (130,732)
       Adviser Shares                                                                 (1,257)         (1,102)
                                                                                  --------------------------
           Distributions to shareholders                                            (141,266)       (131,834)
                                                                                  --------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                       137,392         428,201
   Adviser Shares                                                                     (2,675)          5,143
                                                                                  --------------------------
       Total net increase in net assets from capital share transactions              134,717         433,344
                                                                                  --------------------------
   Net increase (decrease) in net assets                                             (56,171)        443,084

NET ASSETS
   Beginning of year                                                               4,374,414       3,931,330
                                                                                  --------------------------
   End of year                                                                    $4,318,243      $4,374,414
                                                                                  ==========================
Undistributed net investment income:
   End of year                                                                    $       69      $      102
                                                                                  ==========================

See accompanying notes to financial statements.

================================================================================

52  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Tax Exempt Intermediate-Term Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic
946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Intermediate-Term Fund Shares (Fund Shares) and Tax Exempt Intermediate-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon,

================================================================================

54  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

       maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value derived based upon the use of inputs such as real property appraisals and other relevant information related to the securities.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

56  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $18,441,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    March 31, 2017, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2017, the Fund Shares and Adviser Shares each charged redemption fees of less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended March 31, 2017, the Fund paid CAPCO facility fees of $32,000, which represents 6.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax

================================================================================

58  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease undistributed net investment income and accumulated net realized loss on investments by $77,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2017, and 2016, was as follows:

                                                  2017                  2016
                                             -----------------------------------
Ordinary income                              $          -           $     28,000
Tax-exempt income                             141,266,000            131,806,000
                                             ------------           ------------
  Total distributions paid                   $141,266,000           $131,834,000
                                             ============           ============

As of March 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                     $ 10,545,000
Accumulated capital and other losses                                 (45,297,000)
Unrealized appreciation of investments                                36,001,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

At March 31, 2017, the Fund had net capital loss carryforwards of $45,297,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                     ----------------------------------------
                                  TAX CHARACTER
                     ----------------------------------------
                     (NO EXPIRATION)                BALANCE
                     ---------------              -----------
                     Short-Term                   $18,758,000
                     Long-Term                     26,539,000
                                                  -----------
                     Total                        $45,297,000
                                                  ===========

For the year ended March 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2017, were $772,762,000 and $653,280,000, respectively.

As of March 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $4,253,558,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2017, for federal income tax purposes, were $139,446,000 and $103,445,000, respectively, resulting in net unrealized appreciation of $36,001,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

60  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED                            YEAR ENDED
                                             MARCH 31, 2017                        MARCH 31, 2016
                                          ------------------------------------------------------------
                                          SHARES          AMOUNT               SHARES          AMOUNT
                                          ------------------------------------------------------------
FUND SHARES:
Shares sold                                72,691       $ 979,119               59,717       $ 806,744
Shares issued from
  reinvested dividends                      9,157         122,902                8,344         112,490
Shares redeemed*                          (72,714)       (964,629)             (36,459)       (491,033)
                                          ------------------------------------------------------------
Net increase from capital share
  transactions                              9,134       $ 137,392               31,602       $ 428,201
                                          ============================================================
ADVISER SHARES:
Shares sold                                 1,406       $  19,057                1,105       $  14,935
Shares issued from
  reinvested dividends                         75           1,019                   65             869
Shares redeemed*                           (1,714)        (22,751)                (793)        (10,661)
                                          ------------------------------------------------------------
Net increase (decrease) from capital
  share transactions                         (233)      $  (2,675)                 377       $   5,143
                                          ============================================================

*Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper Intermediate Municipal Debt Funds Index.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $13,663,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $1,002,000 and $2,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.02% and 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares

================================================================================

62  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    and Adviser Shares. For the year ended March 31, 2017, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $6,715,000 and $66,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2017, the Fund reimbursed the Manager $112,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2017, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2017, the Adviser Shares incurred reimbursable expenses of $13,000, of which $4,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2017, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,523,000 and $31,000, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

    shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $111,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2017, USAA and its affiliates owned 378,000 Adviser Shares, which represents 13.2% of the Adviser Shares outstanding and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

64  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MARCH 31,
                              --------------------------------------------------------------------------------------
                                    2017               2016               2015               2014               2013
                              --------------------------------------------------------------------------------------
Net asset value at
  beginning of period         $    13.61         $    13.59         $    13.36         $    13.75         $    13.41
                              --------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .42                .44                .45                .50                .50
  Net realized and
    unrealized gain (loss)          (.53)               .02                .23               (.39)               .34
                              --------------------------------------------------------------------------------------
Total from investment
  operations                        (.11)               .46                .68                .11                .84
                              --------------------------------------------------------------------------------------
Less distributions from
  Net investment income             (.42)              (.44)              (.45)              (.50)              (.50)
                              --------------------------------------------------------------------------------------
Redemption fees added to
  beneficial interest                .00(a)               -                  -                  -                  -
                              --------------------------------------------------------------------------------------
Net asset value at
  end of period               $    13.08         $    13.61         $    13.59         $    13.36         $    13.75
                              ======================================================================================
Total return (%)*                   (.84)              3.48               5.14                .85               6.31
Net assets at end
  of period (000)             $4,280,892         $4,332,360         $3,894,482         $3,381,571         $3,387,366
Ratios to average
  net assets:**
  Expenses (%)(b)                    .52                .54                .55                .55                .54
  Net investment income (%)         3.13               3.28               3.31               3.72               3.63
Portfolio turnover (%)                16                 10                  4                 10                 11

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $4,476,865,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

66  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MARCH 31,
                                 -----------------------------------------------------------------------------------
                                    2017               2016               2015               2014               2013
                                 -----------------------------------------------------------------------------------
Net asset value at
  beginning of period            $ 13.61            $ 13.58            $ 13.36            $ 13.75             $13.41
                                 -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .38                .41                .42                .47                .47
  Net realized and
    unrealized gain (loss)          (.54)               .03                .22               (.39)               .34
                                 -----------------------------------------------------------------------------------
Total from investment
  operations                        (.16)               .44                .64                .08                .81
                                 -----------------------------------------------------------------------------------
Less distributions from
  Net investment income             (.38)              (.41)              (.42)              (.47)              (.47)
                                 -----------------------------------------------------------------------------------
Redemption fees added to
  beneficial interests               .00(a)             .00(a)               -                  -                  -
                                 -----------------------------------------------------------------------------------
Net asset value at
  end of period                  $ 13.07            $ 13.61            $ 13.58            $ 13.36             $13.75
                                 ===================================================================================
Total return (%)*                  (1.19)              3.28               4.81                .64               6.10
Net assets at
  end of period (000)            $37,351            $42,054            $36,848            $20,166             $7,451
Ratios to average
  net assets:**
  Expenses (%)(b)                    .80                .80                .79(c)             .75                .75
  Expenses, excluding
    reimbursements (%)(b)            .83                .88                .88                .96               1.14
  Net investment income (%)         2.84               3.02               3.06               3.51               3.41
Portfolio turnover (%)                16                 10                  4                 10                 11

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $44,308,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Effective August 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.80% of the Adviser Shares' average net assets. Prior to this date, the voluntary expense limit was 0.75%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

EXPENSE EXAMPLE

March 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2016, through March 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

68  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE         OCTOBER 1, 2016 -
                                        OCTOBER 1, 2016        MARCH 31, 2017         MARCH 31, 2017
                                       ----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $  970.40                 $2.51

Hypothetical
  (5% return before expenses)               1,000.00              1,022.39                  2.57

ADVISER SHARES
Actual                                      1,000.00                968.20                  3.93

Hypothetical
  (5% return before expenses)               1,000.00              1,020.94                  4.03

*Expenses are equal to the annualized expense ratio of 0.51% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (2.96)% for Fund Shares and (3.18)% for Adviser Shares for the six-month period of October 1, 2016, through March 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  69

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

70  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

72  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton would bring to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

74  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

76  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

78  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40857-0517                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA TAX EXEMPT LONG-TERM FUND]

  =============================================================

        ANNUAL REPORT
        USAA TAX EXEMPT LONG-TERM FUND
        FUND SHARES o ADVISER SHARES
        MARCH 31, 2017

  =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE CONCENTRATED IN PARTICULAR
ASSET CLASSES COULD BE CARRYING MORE RISK IN        [PHOTO OF BROOKS ENGLEHARDT]
THEIR PORTFOLIOS THAN THEY REALIZE."

--------------------------------------------------------------------------------

MAY 2017

Diversification is a good idea, especially when you do not know what will happen next. When it comes to the financial markets, no one knows what will happen next. For example, stocks dipped just before the November 8, 2016 U.S. presidential election, as investors digested the possibility that Donald Trump might be elected president. Some market experts predicted a continued decline if he was victorious. Instead, stocks rallied. The story was similar in the bond market. Longer-term yields edged down ahead of the election, but then rose afterwards. Investors seemed to believe that President Trump's plans for increased infrastructure spending, reduced regulation, and tax reform would boost economic growth. Stronger economic growth could also increase inflation, which might lead the Federal Reserve (the Fed) to consider accelerating short-term interest rate increases.

Until March 2017, stock investors appeared to react favorably to the new administration's promises of fiscal stimulus and regulatory rollbacks, while discounting possible negative outcomes, such as legislative resistance or trade obstacles. But when the Republicans canceled a vote on the repeal of the Affordable Care Act and congressional divisions were revealed, doubts were raised about the timeline for a tax overhaul, regulatory reform, and an infrastructure deal. Investors rotated out of so-called "Trump trade" stocks, such as banks and industrials, and into growth-oriented information technology companies.

In the bond market, investors had been somewhat more skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve following the election. Longer-term U.S. Treasury yields rose, but they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the federal funds target rate in December 2016 and again in March 2017. At the end of the reporting period, the rate ranged between 0.75% and 1.00%.) We believe the bond market also may have considered government policy-related expectations to be too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure, less reason for the Fed to raise interest rates quickly, and less justification for lofty stock

================================================================================

================================================================================

valuations. During the reporting period overall, U.S. Treasury bond prices fell. (Bond prices and yields move in opposite directions.)

The tax-exempt bond market, in keeping with its historical tendency, followed the U.S. Treasury market. However, supply-and-demand dynamics also had an impact on the municipal bond market. At USAA Investments, we are keeping a close eye on possible changes in tax rates and policies. For example, if the government cuts income taxes, the taxable-equivalent yields of municipal securities would likely become less attractive, and this could potentially affect demand. Another potential issue is infrastructure spending. The president's promise to boost infrastructure spending could also affect municipal securities, the traditional source of funding for such initiatives. However, President Trump seems to be exploring other sources of funding, so it is not clear whether the supply of municipal bonds would expand as a result of his initiative. These unknowns might create some volatility in the municipal bond market, which could temporarily depress prices and boost yields. That said, volatility can also create buying opportunities. USAA's tax-exempt investment team will continue to focus on income and look for investments that have the potential to provide higher yields for our shareholders.

In this environment, diversification can potentially help you protect your portfolio against adverse market conditions or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management. Investors who are concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This also applies to investors who think they're diversified--because U.S. stocks have outperformed for some time, their weighting within a portfolio might have grown too large and might need to be rebalanced. We encourage you to speak with one of our financial advisors, who can help you review your portfolio and align your allocations with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead your team of portfolio managers will continue to stay abreast of changing political, economic, and market conditions as they strive to meet your investment expectations. From everyone at USAA Investments, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                    16

FINANCIAL INFORMATION

    Distributions to Shareholders                                             17

    Report of Independent Registered
      Public Accounting Firm                                                  18

    Portfolio of Investments                                                  19

    Notes to Portfolio of Investments                                         37

    Financial Statements                                                      39

    Notes to Financial Statements                                             42

EXPENSE EXAMPLE                                                               57

TRUSTEES' AND OFFICERS' INFORMATION                                           59

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

204977-0517

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT LONG-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities, the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is 10 years or more.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

        [PHOTO OF JOHN C. BONNELL, CFA]             [PHOTO OF DALE R. HOFFMANN]
        JOHN C. BONNELL, CFA                        DALE R. HOFFMANN
        USAA Asset                                  USAA Asset
        Management Company                          Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Municipal bond yields rose, causing municipal bond prices to fall, during the reporting period ended March 31, 2017. The yield on a 30-year AAA general obligation bond climbed from 2.69% on March 31, 2016 to 3.05% on March 31, 2017. However, municipal bond yields were more volatile than these numbers suggest. Municipal bond yields fell at the beginning of the reporting period, dropping steadily, with the 30-year municipal bond yield falling below 2% in early July 2016. After remaining generally stable through the rest of summer 2016, yields began to increase during September 2016. Municipal bond yields increased after the November 2016 elections. Investors appeared to believe that politicians' pledges to cut taxes and decrease regulation, along with talk about increased infrastructure spending, would lead to stronger economic growth and possibly higher inflation. Late in the reporting period, there was some recovery in municipal bond prices.

    Although calendar year 2016 was a record issuance year for municipal bonds, demand was strong, and the available supply was easily digested by the market. Refunding bonds dominated the new-issues. In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, high-interest debt and replacing it with new bonds that have lower coupon rates. During November 2016, the bond market experienced investor liquidations for the first time in more than a year. Demand remained weak in the last two months of 2016, but was mostly positive during the first

================================================================================

2  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    quarter of 2017. That, combined with a decrease in new-issue bonds, helped support the municipal bond market.

    Overall, municipal bond credit quality remained strong during the reporting period. State and local revenues rose, though at a more moderate pace than in the recent past. Many state and municipal governments have broad taxing powers and are required by law to balance their budgets. Numerous issuers also took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls.

o HOW DID THE USAA TAX EXEMPT LONG-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2017, the Fund Shares and Adviser Shares had a total return of 0.41% and .07%, respectively, versus an average return of -0.06% amongst the funds in the Lipper General & Insured Municipal Debt Funds category. This compares to returns of 0.39% for the Lipper General & Insured Municipal Debt Funds Index and 0.15% for the Bloomberg Barclays Municipal Bond Index*. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 4.07% and 3.73%, respectively, compared to the Lipper category average of 2.93%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the index is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    Consistent with our investment approach and the Fund's investment objective, we continued to manage the Fund with an income orientation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Due to our focus on income generation, the Fund has a higher allocation to BBB and A rated categories when compared to its peer group.

    During the reporting period, the Fund continued to benefit from our independent research. To identify attractive opportunities, we employed fundamental analysis that emphasized an issuer's ability and willingness to repay its debt. We worked with our in-house team of analysts to choose investments for the Fund on a bond-by-bond basis. Through our research, we seek both to recognize value and avoid potential pitfalls.

    The Fund maintained a diversified portfolio of longer-term, primarily investment-grade municipal bonds. These holdings are continuously monitored by our team of analysts. The Fund continues to be diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT LONG-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USTEX)

---------------------------------------------------------------------------------
                                              3/31/17                 3/31/16
---------------------------------------------------------------------------------
Net Assets                                 $2.3 Billion            $2.4 Billion
Net Asset Value Per Share                     $13.25                  $13.73

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                $0.539                  $0.578
Capital Gain Distributions Per Share             -                       -
Dollar-Weighted Average
Portfolio Maturity(+)                       15.3 Years              15.1 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
   1 YEAR                          5 YEARS                          10 YEARS
    0.41%                           3.78%                             4.22%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 3/31/17               EXPENSE RATIO AS OF 3/31/16**
--------------------------------------------------------------------------------
               2.63%                                        0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2017

-----------------------------------------------------------------------------------------
                    TOTAL RETURN       =       DIVIDEND RETURN         +     PRICE CHANGE
-----------------------------------------------------------------------------------------
10 YEARS               4.22%           =            4.61%              +        -0.39%
5 YEARS                3.78%           =            4.15%              +        -0.37%
1 YEAR                 0.41%           =            3.91%              +        -3.50%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2008-MARCH 31, 2017

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                                         DIVIDEND            CHANGE IN
                   TOTAL RETURN           RETURN            SHARE PRICE
3/31/08               -1.98%              4.51%                -6.49%
3/31/09               -5.33%              5.06%               -10.39%
3/31/10               16.59%              5.88%                10.71%
3/31/11               -0.19%              4.70%                -4.89%
3/31/12               16.30%              5.15%                11.15%
3/31/13                7.11%              4.07%                 3.04%
3/31/14                0.83%              4.14%                -3.31%
3/31/15                6.79%              4.34%                 2.45%
3/31/16                3.94%              4.30%                -0.36%
3/31/17                0.41%              3.91%                -3.50%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/17, and assuming marginal federal tax
rates of:                                28.00%     36.80%*   38.80%*    43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD         DIVIDEND RETURN
-------------------------------------------------------------------------------
10 Years            4.61%                 6.40%      7.29%     7.53%      8.14%
5 Years             4.15%                 5.76%      6.57%     6.78%      7.33%
1 Year              3.91%                 5.43%      6.19%     6.39%      6.91%

To match the Fund Shares' closing 30-day SEC Yield of 2.63%, on 3/31/17

A FULLY TAXABLE INVESTMENT MUST PAY:       3.65%      4.16%     4.30%      4.65%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2016 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                 USAA TAX EXEMPT           LIPPER GENERAL &
                      BLOOMBERG BARCLAYS            LONG-TERM             INSURED MUNICIPAL
                     MUNICIPAL BOND INDEX          FUND SHARES             DEBT FUNDS INDEX
03/31/07                 $10,000.00                $10,000.00                 $10,000.00
04/30/07                  10,029.61                 10,029.00                  10,031.02
05/31/07                   9,985.20                  9,979.00                   9,988.18
06/30/07                   9,933.45                  9,917.00                   9,932.70
07/31/07                  10,010.46                  9,953.00                   9,980.68
08/31/07                   9,967.27                  9,799.00                   9,885.47
09/30/07                  10,114.76                  9,988.00                  10,026.35
10/31/07                  10,159.85                 10,028.00                  10,055.52
11/30/07                  10,224.63                 10,033.00                  10,072.53
12/31/07                  10,253.01                  9,987.00                  10,063.94
01/31/08                  10,382.30                 10,107.00                  10,183.34
02/29/08                   9,906.97                  9,506.00                   9,663.31
03/31/08                  10,190.13                  9,801.00                   9,920.79
04/30/08                  10,309.37                  9,971.00                  10,053.69
05/31/08                  10,371.71                 10,066.00                  10,130.31
06/30/08                  10,254.64                  9,947.00                   9,994.62
07/31/08                  10,293.62                  9,889.00                   9,984.57
08/31/08                  10,414.08                  9,987.00                  10,077.81
09/30/08                   9,925.71                  9,426.00                   9,543.36
10/31/08                   9,824.40                  8,998.00                   9,253.07
11/30/08                   9,855.64                  8,906.00                   9,145.80
12/31/08                   9,999.32                  8,736.00                   9,112.57
01/31/09                  10,365.33                  9,198.00                   9,542.45
02/28/09                  10,419.78                  9,275.00                   9,636.82
03/31/09                  10,421.69                  9,278.00                   9,603.37
04/30/09                  10,629.88                  9,563.00                   9,878.34
05/31/09                  10,742.33                  9,873.00                  10,105.66
06/30/09                  10,641.70                  9,787.00                  10,002.63
07/31/09                  10,819.74                  9,956.00                  10,160.54
08/31/09                  11,004.71                 10,202.00                  10,418.86
09/30/09                  11,399.64                 10,803.00                  10,949.22
10/31/09                  11,160.35                 10,563.00                  10,665.81
11/30/09                  11,252.56                 10,573.00                  10,698.28
12/31/09                  11,290.59                 10,665.00                  10,798.43
01/31/10                  11,349.39                 10,729.00                  10,851.55
02/28/10                  11,459.40                 10,824.00                  10,953.90
03/31/10                  11,431.97                 10,818.00                  10,961.77
04/30/10                  11,570.90                 10,958.00                  11,105.67
05/31/10                  11,657.68                 11,025.00                  11,164.21
06/30/10                  11,664.61                 11,019.00                  11,150.60
07/31/10                  11,810.06                 11,159.00                  11,282.94
08/31/10                  12,080.45                 11,450.00                  11,571.13
09/30/10                  12,061.58                 11,484.00                  11,580.66
10/31/10                  12,028.17                 11,449.00                  11,556.28
11/30/10                  11,787.65                 11,103.00                  11,237.15
12/31/10                  11,559.22                 10,812.00                  10,977.80
01/31/11                  11,474.07                 10,644.00                  10,840.77
02/28/11                  11,656.73                 10,840.00                  11,015.61
03/31/11                  11,617.89                 10,797.00                  10,974.66
04/30/11                  11,825.95                 11,004.00                  11,158.39
05/31/11                  12,028.03                 11,272.00                  11,396.70
06/30/11                  12,070.00                 11,362.00                  11,474.18
07/31/11                  12,193.17                 11,515.00                  11,595.80
08/31/11                  12,401.78                 11,649.00                  11,751.59
09/30/11                  12,529.98                 11,888.00                  11,928.25
10/31/11                  12,483.40                 11,856.00                  11,891.18
11/30/11                  12,557.14                 11,918.00                  11,940.05
12/31/11                  12,796.03                 12,163.00                  12,180.58
01/31/12                  13,091.96                 12,553.00                  12,562.71
02/29/12                  13,104.86                 12,597.00                  12,600.26
03/31/12                  13,019.71                 12,559.00                  12,541.28
04/30/12                  13,169.91                 12,703.00                  12,703.20
05/31/12                  13,279.24                 12,848.00                  12,837.52
06/30/12                  13,264.98                 12,864.00                  12,832.18
07/31/12                  13,475.21                 13,065.00                  13,077.51
08/31/12                  13,490.55                 13,121.00                  13,112.91
09/30/12                  13,572.04                 13,197.00                  13,201.83
10/31/12                  13,610.34                 13,277.00                  13,265.36
11/30/12                  13,834.56                 13,523.00                  13,540.16
12/31/12                  13,663.57                 13,354.00                  13,338.81
01/31/13                  13,720.48                 13,461.00                  13,427.62
02/28/13                  13,762.04                 13,504.00                  13,469.06
03/31/13                  13,702.69                 13,450.00                  13,395.48
04/30/13                  13,852.89                 13,609.00                  13,555.63
05/31/13                  13,683.67                 13,470.00                  13,385.37
06/30/13                  13,296.21                 12,965.00                  12,889.88
07/31/13                  13,179.96                 12,816.00                  12,719.52
08/31/13                  12,991.87                 12,590.00                  12,490.85
09/30/13                  13,271.50                 12,928.00                  12,789.56
10/31/13                  13,376.34                 13,024.00                  12,889.69
11/30/13                  13,348.77                 12,994.00                  12,857.06
12/31/13                  13,314.68                 12,982.00                  12,826.08
01/31/14                  13,574.08                 13,350.00                  13,124.87
02/28/14                  13,733.24                 13,507.00                  13,301.69
03/31/14                  13,756.33                 13,562.00                  13,351.85
04/30/14                  13,921.61                 13,752.00                  13,533.18
05/31/14                  14,100.88                 13,915.00                  13,746.66
06/30/14                  14,113.10                 13,943.00                  13,744.24
07/31/14                  14,137.95                 13,973.00                  13,769.96
08/31/14                  14,309.21                 14,073.00                  13,948.84
09/30/14                  14,323.74                 14,127.00                  14,007.65
10/31/14                  14,421.93                 14,233.00                  14,102.33
11/30/14                  14,446.92                 14,248.00                  14,123.74
12/31/14                  14,519.71                 14,350.00                  14,226.79
01/31/15                  14,777.07                 14,596.00                  14,484.16
02/28/15                  14,624.69                 14,457.00                  14,336.77
03/31/15                  14,666.93                 14,483.00                  14,386.55
04/30/15                  14,589.93                 14,417.00                  14,308.78
05/31/15                  14,549.59                 14,394.00                  14,265.57
06/30/15                  14,536.42                 14,382.00                  14,234.27
07/31/15                  14,641.67                 14,500.00                  14,326.54
08/31/15                  14,670.46                 14,527.00                  14,358.75
09/30/15                  14,776.66                 14,601.00                  14,453.19
10/31/15                  14,835.47                 14,649.00                  14,524.39
11/30/15                  14,894.41                 14,719.00                  14,598.16
12/31/15                  14,999.12                 14,829.00                  14,713.71
01/31/16                  15,178.11                 14,951.00                  14,848.83
02/29/16                  15,201.88                 14,970.00                  14,857.45
03/31/16                  15,250.09                 15,054.00                  14,941.04
04/30/16                  15,362.27                 15,163.00                  15,053.88
05/31/16                  15,403.83                 15,235.00                  15,124.22
06/30/16                  15,648.83                 15,452.00                  15,375.79
07/31/16                  15,658.33                 15,447.00                  15,378.01
08/31/16                  15,679.52                 15,485.00                  15,420.25
09/30/16                  15,601.29                 15,439.00                  15,356.75
10/31/16                  15,437.51                 15,304.00                  15,211.07
11/30/16                  14,861.81                 14,791.00                  14,654.62
12/31/16                  15,036.33                 14,923.00                  14,767.35
01/31/17                  15,135.47                 14,981.00                  14,837.32
02/28/17                  15,240.59                 15,065.00                  14,942.45
03/31/17                  15,273.59                 15,118.00                  14,999.53

                                   [END CHART]

                     Data from 3/31/07 through 3/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper General & Insured Municipal Debt Funds Index measures the Fund's performance to that of the Lipper General & Insured Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                       USAA TAX EXEMPT          LIPPER GENERAL & INSURED
                    LONG-TERM FUND SHARES     MUNICIPAL DEBT FUNDS AVERAGE
03/31/08                    4.90%                       4.02%
03/31/09                    5.72                        4.44
03/31/10                    5.07                        4.04
03/31/11                    5.07                        4.13
03/31/12                    4.36                        3.68
03/31/13                    3.87                        3.16
03/31/14                    4.14                        3.32
03/31/15                    4.15                        3.12
03/31/16                    4.21                        3.05
03/31/17                    4.07                        2.93

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/08 to 3/31/17.

The Lipper General & Insured Municipal Debt Funds Average is an average performance level of all general municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT LONG-TERM FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UTELX)

--------------------------------------------------------------------------------
                                         3/31/17                    3/31/16
--------------------------------------------------------------------------------
Net Assets                            $11.0 Million              $11.2 Million
Net Asset Value Per Share                $13.23                     $13.71

LAST 12 MONTHS
Tax-Exempt Dividends Per Share           $0.493                     $0.538

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
   1 YEAR                      5 YEARS                 SINCE INCEPTION 8/01/10
   0.07%                       3.44%                             4.31%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS* AS OF 3/31/17
--------------------------------------------------------------------------------
   UNSUBSIDIZED           2.19%                  SUBSIDIZED               2.28%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/16 **
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT       0.90%             AFTER REIMBURSEMENT       0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 0.80%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.28% on 3/31/17 and assuming marginal
federal tax rates of:                 28.00%     36.80%*     38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:   3.17%      3.61%       3.73%       4.03%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2016 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       LIPPER GENERAL &            USAA TAX EXEMPT            BLOOMBERG BARCLAYS
                       INSURED MUNICIPAL            LONG-TERM FUND                MUNICIPAL
                       DEBT FUNDS INDEX            ADVISER SHARES                 BOND INDEX
07/31/10                  $10,000.00                  $10,000.00                  $10,000.00
08/31/10                   10,255.42                   10,257.04                   10,228.95
09/30/10                   10,263.87                   10,277.14                   10,212.97
10/31/10                   10,242.26                   10,250.63                   10,184.68
11/30/10                    9,959.42                    9,937.52                    9,981.03
12/31/10                    9,729.56                    9,674.00                    9,787.61
01/31/11                    9,608.10                    9,520.42                    9,715.50
02/28/11                    9,763.07                    9,692.41                    9,870.17
03/31/11                    9,726.78                    9,651.06                    9,837.28
04/30/11                    9,889.61                    9,825.30                   10,013.45
05/31/11                   10,100.83                   10,068.87                   10,184.57
06/30/11                   10,169.49                   10,146.23                   10,220.10
07/31/11                   10,277.29                   10,279.94                   10,324.40
08/31/11                   10,415.37                   10,397.24                   10,501.03
09/30/11                   10,571.94                   10,606.89                   10,609.58
10/31/11                   10,539.08                   10,575.95                   10,570.14
11/30/11                   10,582.40                   10,628.49                   10,632.58
12/31/11                   10,795.57                   10,844.06                   10,834.86
01/31/12                   11,134.26                   11,181.59                   11,085.43
02/29/12                   11,167.53                   11,226.23                   11,096.35
03/31/12                   11,115.26                   11,189.08                   11,024.25
04/30/12                   11,258.77                   11,314.94                   11,151.44
05/31/12                   11,377.81                   11,441.29                   11,244.01
06/30/12                   11,373.09                   11,443.58                   11,231.93
07/31/12                   11,590.52                   11,628.25                   11,409.94
08/31/12                   11,621.90                   11,674.32                   11,422.94
09/30/12                   11,700.70                   11,739.01                   11,491.93
10/31/12                   11,757.01                   11,798.62                   11,524.36
11/30/12                   12,000.56                   12,022.84                   11,714.22
12/31/12                   11,822.11                   11,868.10                   11,569.44
01/31/13                   11,900.82                   11,952.59                   11,617.62
02/28/13                   11,937.54                   11,996.17                   11,652.81
03/31/13                   11,872.33                   11,944.95                   11,602.56
04/30/13                   12,014.28                   12,082.77                   11,729.74
05/31/13                   11,863.37                   11,953.94                   11,586.46
06/30/13                   11,424.23                   11,496.85                   11,258.38
07/31/13                   11,273.23                   11,361.16                   11,159.95
08/31/13                   11,070.57                   11,155.44                   11,000.68
09/30/13                   11,335.31                   11,454.79                   11,237.45
10/31/13                   11,424.06                   11,536.87                   11,326.23
11/30/13                   11,395.14                   11,506.92                   11,302.88
12/31/13                   11,367.68                   11,493.04                   11,274.02
01/31/14                   11,632.49                   11,813.88                   11,493.66
02/28/14                   11,789.21                   11,950.53                   11,628.43
03/31/14                   11,833.67                   11,998.07                   11,647.98
04/30/14                   11,994.38                   12,155.13                   11,787.93
05/31/14                   12,183.59                   12,303.46                   11,939.72
06/30/14                   12,181.44                   12,317.71                   11,950.07
07/31/14                   12,204.23                   12,349.97                   11,971.12
08/31/14                   12,362.77                   12,426.09                   12,116.12
09/30/14                   12,414.90                   12,472.82                   12,128.43
10/31/14                   12,498.81                   12,560.55                   12,211.57
11/30/14                   12,517.79                   12,583.06                   12,232.73
12/31/14                   12,609.13                   12,669.17                   12,294.37
01/31/15                   12,837.23                   12,874.70                   12,512.28
02/28/15                   12,706.60                   12,748.80                   12,383.26
03/31/15                   12,750.71                   12,770.41                   12,419.02
04/30/15                   12,681.79                   12,709.42                   12,353.82
05/31/15                   12,643.50                   12,686.06                   12,319.66
06/30/15                   12,615.75                   12,672.22                   12,308.51
07/31/15                   12,697.53                   12,780.35                   12,397.63
08/31/15                   12,726.07                   12,794.80                   12,422.01
09/30/15                   12,809.77                   12,856.90                   12,511.93
10/31/15                   12,872.88                   12,903.77                   12,561.73
11/30/15                   12,938.26                   12,955.00                   12,611.63
12/31/15                   13,040.67                   13,044.37                   12,700.29
01/31/16                   13,160.43                   13,153.07                   12,851.86
02/29/16                   13,168.07                   13,166.11                   12,871.98
03/31/16                   13,242.15                   13,236.40                   12,912.80
04/30/16                   13,342.17                   13,338.00                   13,007.79
05/31/16                   13,404.50                   13,388.00                   13,042.97
06/30/16                   13,627.47                   13,576.00                   13,250.42
07/31/16                   13,629.44                   13,577.00                   13,258.47
08/31/16                   13,666.87                   13,597.00                   13,276.41
09/30/16                   13,610.59                   13,553.00                   13,210.17
10/31/16                   13,481.48                   13,430.00                   13,071.49
11/30/16                   12,988.30                   12,976.00                   12,584.03
12/31/16                   13,088.21                   13,098.00                   12,731.80
01/31/17                   13,150.22                   13,146.00                   12,815.74
02/28/17                   13,243.40                   13,216.00                   12,904.75
03/31/17                   13,293.99                   13,248.00                   12,932.69

                                   [END CHART]

                       Data from 7/31/10 through 3/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Lipper General & Insured Municipal Debt Funds Index and the Bloomberg Barclays Municipal Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                        LIPPER GENERAL &
                       USAA TAX EXEMPT LONG-TERM    INSURED MUNICIPAL DEBT
                          FUND ADVISER SHARES            FUNDS AVERAGE
03/31/12                         4.04%                       3.68%
03/31/13                         3.55                        3.16
03/31/14                         3.84                        3.32
03/31/15                         3.88                        3.12
03/31/16                         3.93                        3.05
03/31/17                         3.73                        2.93

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/17.

The Lipper General & Insured Municipal Debt Funds Average is an average performance level of all general municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/17 o
                                (% of Net Assets)

Hospital ................................................................  15.7%
Education ...............................................................  10.9%
Special Assessment/Tax/Fee ..............................................   9.7%
Escrowed Bonds ..........................................................   9.1%
General Obligation ......................................................   9.0%
Electric Utilities ......................................................   6.1%
Toll Roads ..............................................................   6.0%
Airport/Port ............................................................   5.9%
Nursing/CCRC ............................................................   5.3%
Electric/Gas Utilities ..................................................   4.2%

You will find a complete list of securities that the Fund owns on pages 19-36.

================================================================================

14  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/17 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        2.3%
AA                                                                        35.4%
A                                                                         33.1%
BBB                                                                       19.5%
BELOW INVESTMENT-GRADE                                                     4.7%
UNRATED                                                                    5.0%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-36.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.


                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                           FOR                          VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara           9,689,863,032                        376,756,871
Robert L. Mason, Ph.D.       9,714,117,381                        352,502,522
Jefferson C. Boyce           9,717,710,105                        348,909,798
Dawn M. Hawley               9,714,577,808                        352,042,095
Paul L. McNamara             9,668,206,065                        398,413,838
Richard Y. Newton III        9,665,513,520                        401,106,382
Barbara B. Ostdiek, Ph.D.    9,715,801,431                        350,818,472
Michael F. Reimherr          9,711,558,498                        355,061,405

================================================================================

16  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2017:

                                  TAX-EXEMPT
                                 INCOME(1, 2)
                                 ------------
                                      100%
                                 ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT LONG-TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Long-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Long-Term Fund at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 25, 2017

================================================================================

18  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD       Community College District
    EDA       Economic Development Authority
    EDC       Economic Development Corp.
    ETM       Escrowed to final maturity
    IDA       Industrial Development Authority/Agency

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

    IDB       Industrial Development Board
    IDC       Industrial Development Corp.
    MTA       Metropolitan Transportation Authority
    PRE       Pre-refunded to a date prior to maturity
    USD       Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., CIFG Assurance N.A., Federal Guaranty Insurance Co., National Public Finance Guarantee Corp., or Radian Asset Assurance, Inc. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Bank of America Corp., Deutsche Bank A.G., Dexia Credit Local, or JP Morgan Chase & Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the Texas Permanent School Fund.

================================================================================

20  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

INVESTMENTS

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON       FINAL           VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (91.3%)

              ALABAMA (1.3%)
    $ 4,245   Chatom IDB (INS)                                                       5.00%       8/01/2037  $    4,638
     11,500   Lower Alabama Gas District                                             5.00        9/01/2046      13,567
      1,750   Montgomery Medical Clinic Board                                        5.00        3/01/2036       1,883
      7,000   Port Auth. (PRE)                                                       6.00       10/01/2035       8,100
      2,000   Selma IDB                                                              5.80        5/01/2034       2,222
                                                                                                            ----------
                                                                                                                30,410
                                                                                                            ----------
              ARIZONA (2.8%)
      5,000   Apache County IDA                                                      4.50        3/01/2030       5,263
      5,000   Goodyear                                                               5.63        7/01/2039       5,608
      6,000   Health Facilities Auth.                                                5.00        2/01/2042       6,320
      7,000   Maricopa County                                                        5.00        6/01/2035       7,622
      1,600   Maricopa County IDA                                                    5.00        7/01/2047       1,673
      1,000   Phoenix Civic Improvement Corp. (INS)                                  5.50        7/01/2029       1,223
      1,500   Phoenix Civic Improvement Corp. (INS)                                  5.50        7/01/2030       1,836
      1,200   Phoenix IDA                                                            5.00        7/01/2041       1,258
      6,000   Phoenix IDA (a)                                                        5.00        7/01/2044       6,277
      3,000   Pima County IDA                                                        4.00        9/01/2029       3,123
      2,685   Pima County IDA                                                        4.50        6/01/2030       2,833
      3,000   Pima County IDA                                                        5.25       10/01/2040       3,279
     10,000   Pinal County Electrical District                                       4.00        7/01/2041      10,320
      2,000   Yavapai County IDA (PRE)                                               5.63        8/01/2033       2,120
      7,500   Yavapai County IDA (PRE)                                               5.63        8/01/2037       7,950
                                                                                                            ----------
                                                                                                                66,705
                                                                                                            ----------
              ARKANSAS (0.1%)
       1,000  Dev. Finance Auth. (INS)                                               4.97(b)     7/01/2028         718
       1,165  Dev. Finance Auth. (INS)                                               4.98(b)     7/01/2029         804
       1,150  Dev. Finance Auth. (INS)                                               4.99(b)     7/01/2030         762
       2,500  Dev. Finance Auth. (INS)                                               5.03(b)     7/01/2036       1,116
                                                                                                            ----------
                                                                                                                 3,400
                                                                                                            ----------
              CALIFORNIA (9.4%)
       1,000  Cerritos CCD                                                           5.63(b)     8/01/2031         589
       2,500  Cerritos CCD                                                           5.67(b)     8/01/2032       1,399
       2,175  Cerritos CCD                                                           5.71(b)     8/01/2033       1,157
       1,000  Cerritos CCD                                                           5.76(b)     8/01/2034         507
       1,500  Cerritos CCD                                                           5.82(b)     8/01/2035         709
       2,200  Cerritos CCD                                                           5.88(b)     8/01/2036         992
       8,500  Coachella Valley USD (INS)                                             5.95(b)     8/01/2041       2,878
       6,700  Corona-Norco USD (INS) (PRE)                                           5.50        8/01/2039       7,383

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON       FINAL           VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
    $ 3,000   El Camino CCD                                                          5.08%(b)    8/01/2034  $    1,560
      3,000   El Camino CCD                                                          5.24(b)     8/01/2038       1,308
     10,000   El Monte Union High School District (INS)                              5.75(b)     6/01/2042       3,287
      2,500   Escondido Union High School District (INS)                             5.00        6/01/2037       2,727
      2,410   Golden State Tobacco Securitization (INS)                              4.55        6/01/2022       2,499
      5,000   Golden State Tobacco Securitization (INS)                              4.60        6/01/2023       5,187
      2,000   Golden State Tobacco Securitization                                    5.00        6/01/2030       2,261
      5,000   Indio Redevelopment Agency                                             5.25        8/15/2035       5,249
     17,025   Inland Empire Tobacco Securitization Auth.                             5.75        6/01/2026      17,828
      2,000   Jurupa Public Finance Auth. (INS)                                      5.00        9/01/2033       2,192
      1,200   Los Alamitos USD, 5.95%, 8/01/2024                                     5.95(c)     8/01/2034       1,029
      4,500   Los Alamitos USD, 6.05%, 8/01/2024                                     6.05(c)     8/01/2042       3,798
      3,000   Monterey Peninsula USD (INS) (PRE)                                     5.50        8/01/2034       3,518
     15,000   Palomar Pomerado Health (INS) (PRE)                                    5.13        8/01/2037      15,222
      1,860   Paramount USD                                                          6.82(b)     8/01/2034         899
      2,000   Paramount USD                                                          6.86(b)     8/01/2035         919
      2,750   Paramount USD                                                          6.88(b)     8/01/2036       1,190
      2,750   Paramount USD                                                          6.90(b)     8/01/2037       1,135
      5,000   Pollution Control Financing Auth.(a)                                   5.00        7/01/2037       5,012
      6,000   Pollution Control Financing Auth.                                      5.00       11/21/2045       6,014
      2,500   Public Works Board                                                     5.00       12/01/2029       2,822
      2,000   Public Works Board (PRE)                                               5.00       10/01/2030       2,305
      2,950   Public Works Board                                                     5.00        6/01/2031       3,346
      1,110   Public Works Board (PRE)                                               5.00       10/01/2031       1,279
      2,000   Public Works Board                                                     5.00       12/01/2031       2,250
      3,500   Public Works Board                                                     5.00       10/01/2039       3,922
      2,560   Sacramento City Schools Joint Powers Financing Auth. (INS)             5.00        3/01/2036       2,822
      2,000   Sacramento City Schools Joint Powers Financing Auth. (INS)             5.00        3/01/2040       2,198
      2,500   San Diego Public Facilities Financing Auth.                            5.00       10/15/2044       2,802
      3,000   San Marcos Schools Financing Auth. (INS)                               5.00        8/15/2040       3,292
     13,605   San Ysidro School District (INS)                                       5.58(b)     8/01/2036       6,219
     14,285   San Ysidro School District (INS)                                       5.64(b)     8/01/2037       6,246
     15,000   Santa Ana USD (INS)                                                    5.45(b)     4/01/2029       9,767
      5,000   Southern California Public Power Auth.                                 5.00        7/01/2040       5,493
     16,285   State                                                                  4.50        8/01/2030      16,327
      5,000   State                                                                  5.75        4/01/2031       5,468
        320   State (PRE)                                                            5.00       11/01/2032         328
      1,985   State                                                                  5.00       11/01/2032       2,028
      3,695   State (PRE)                                                            5.00       11/01/2032       3,788
      5,000   State (PRE)                                                            5.00       12/01/2032       5,143
      8,000   State                                                                  5.25        4/01/2035       9,056
      6,750   State                                                                  5.00        2/01/2038       7,505

================================================================================

22  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON       FINAL           VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
    $ 8,885   Stockton USD (INS)                                                     7.33%(b)    8/01/2034  $    4,262
      2,500   Victor Elementary School District (INS) (PRE)                          5.13        8/01/2034       2,734
      5,180   Washington Township Health Care Dist.                                  5.25        7/01/2030       5,545
      5,000   Washington Township Health Care Dist.                                  5.50        7/01/2038       5,336
                                                                                                            ----------
                                                                                                               220,731
                                                                                                            ----------
              COLORADO (2.0%)
     15,765   Denver Health and Hospital Auth.                                       4.75       12/01/2034      15,789
      2,000   E-470 Public Highway Auth.                                             5.38        9/01/2026       2,172
     10,000   E-470 Public Highway Auth. (INS)                                       5.06(b)     9/01/2035       4,275
      2,500   Educational and Cultural Facilities Auth.                              5.25        4/01/2043       2,765
      1,310   Health Facilities Auth.                                                5.00        6/01/2029       1,313
        865   Health Facilities Auth.                                                5.25        6/01/2031         867
      2,000   Health Facilities Auth.                                                5.00        6/01/2035       2,003
        720   Health Facilities Auth.                                                5.25        6/01/2036         721
      5,000   Health Facilities Auth.                                                5.00       12/01/2042       5,109
      6,000   Health Facilities Auth.                                                5.00        6/01/2045       6,224
      1,000   Park Creek Metropolitan District                                       5.00       12/01/2045       1,068
      5,000   Regional Transportation District                                       5.00        6/01/2044       5,517
                                                                                                            ----------
                                                                                                                47,823
                                                                                                            ----------
              CONNECTICUT (0.2%)
      2,000   Health and Educational Facilities Auth.                                5.00        7/01/2035       2,182
     52,847   Mashantucket (Western) Pequot Tribe(d),(e)                             6.05(f)     7/01/2031       2,061
                                                                                                            ----------
                                                                                                                 4,243
                                                                                                            ----------
              DELAWARE (0.2%)
      4,000   EDA                                                                    5.40        2/01/2031       4,366
                                                                                                            ----------
              DISTRICT OF COLUMBIA (2.2%)
      1,305   District of Columbia                                                   5.00        7/01/2036       1,404
      1,500   District of Columbia                                                   5.00        7/01/2042       1,608
      1,700   District of Columbia                                                   6.00        7/01/2043       1,957
      1,450   District of Columbia                                                   6.00        7/01/2048       1,665
      7,500   Metropolitan Washington Airports Auth.                                 5.13       10/01/2034       7,927
      5,000   Metropolitan Washington Airports Auth.                                 5.00       10/01/2039       5,513
     10,000   Metropolitan Washington Airports Auth.                                 5.63       10/01/2039      10,607
     10,000   Metropolitan Washington Airports Auth.                                 5.00       10/01/2053      10,426
     10,000   Washington Convention & Sports Auth.                                   5.00       10/01/2040      10,940
                                                                                                            ----------
                                                                                                                52,047
                                                                                                            ----------
              FLORIDA (9.8%)
      7,000   Atlantic Beach Health Care Facilities Auth.                            5.63       11/15/2043       7,626
      2,000   Brevard County Health Facilities Auth. (PRE)                           7.00        4/01/2039       2,233
     20,000   Brevard County School Board (INS) (PRE)                                5.00        7/01/2032      20,214
      1,500   Broward County (PRE)                                                   5.25       10/01/2034       1,595
        350   Broward County School Board (INS) (PRE)                                5.25        7/01/2027         382

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON       FINAL           VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
   $ 10,000   Broward County School Board (INS) (PRE)                                5.00%       7/01/2032  $   10,110
      2,000   Clearwater (PRE)                                                       5.25       12/01/2039       2,213
      5,675   Department of Children and Family Services                             5.00       10/01/2025       5,694
      1,500   Escambia County                                                        6.25       11/01/2033       1,658
      1,000   Escambia County Housing Finance Auth. (INS) (PRE)                      5.75        6/01/2031       1,099
      3,950   Gainesville                                                            5.25       10/01/2034       4,398
      3,000   Halifax Hospital Medical Center                                        5.00        6/01/2046       3,181
      1,000   Hialeah Gardens Health Care Facilities Auth.
                (LOC - SunTrust Bank) (PRE)                                          5.00        8/15/2037       1,016
        600   Higher Educational Facility Auth.                                      5.00        4/01/2032         648
      1,500   Higher Educational Facility Auth.                                      5.25        4/01/2042       1,627
      2,270   Jacksonville                                                           5.00       10/01/2029       2,542
        500   Lakeland Educational Facility                                          5.00        9/01/2037         540
      1,000   Lakeland Educational Facility                                          5.00        9/01/2042       1,076
      4,000   Lee County IDA                                                         5.75       10/01/2042       4,197
      5,000   Lee County IDA                                                         5.50       10/01/2047       5,180
      1,500   Miami (INS)                                                            5.00       10/01/2034       1,609
     13,125   Miami (INS)                                                            5.25        7/01/2035      14,217
      4,000   Miami (INS)                                                            5.25        7/01/2039       4,333
      2,000   Miami Beach                                                            5.00        9/01/2040       2,185
        525   Miami-Dade County (PRE)                                                5.00       10/01/2029         591
      6,350   Miami-Dade County                                                      5.00       10/01/2029       7,071
      3,950   Miami-Dade County                                                      5.00       10/01/2034       4,376
     23,205   Miami-Dade County                                                      5.38       10/01/2035      25,694
      5,000   Miami-Dade County                                                      5.00        7/01/2039       5,568
      5,000   Miami-Dade County                                                      5.00        7/01/2040       5,481
      1,750   Miami-Dade County                                                      5.00       10/01/2043       1,892
      5,000   Miami-Dade County School Board (INS) (PRE)                             5.25        2/01/2027       5,378
      5,000   Miami-Dade County School Board (INS) (PRE)                             5.00        5/01/2033       5,219
      2,500   Municipal Loan Council (INS)                                           5.25       10/01/2033       2,803
      3,000   Orange County Health Facilities Auth. (PRE)                            5.25       10/01/2035       3,188
      1,500   Orange County Health Facilities Auth.                                  4.00       10/01/2045       1,468
      5,000   Orange County School Board (INS) (PRE)                                 5.00        8/01/2032       5,071
     10,000   Orange County School Board (INS) (PRE)                                 5.50        8/01/2034      11,007
      2,000   Orlando-Orange County Expressway Auth. (PRE)                           5.00        7/01/2035       2,231
      4,745   Orlando-Orange County Expressway Auth. (PRE)                           5.00        7/01/2035       5,294
      1,255   Orlando-Orange County Expressway Auth.                                 5.00        7/01/2035       1,369
      5,000   Palm Beach County Health Facilities Auth.                              5.00        5/15/2041       5,277
        155   Palm Beach County Solid Waste Auth. (PRE)                              5.00       10/01/2031         178
      9,845   Palm Beach County Solid Waste Auth.                                    5.00       10/01/2031      11,111
      1,000   Pinellas County Educational Facilities Auth.                           5.00       10/01/2027       1,077
      1,000   Pinellas County Educational Facilities Auth.                           5.25       10/01/2030       1,079
      3,650   Pinellas County Educational Facilities Auth.(g)                        6.00       10/01/2041       4,062
      1,000   Sarasota County Public Hospital District                               5.63        7/01/2039       1,067

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

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
----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON       FINAL           VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
    $ 3,000   St. Petersburg Health Facilities Auth. (PRE)                           6.50%      11/15/2039  $    3,405
      2,200   Tampa Housing Auth.                                                    4.85        7/01/2036       2,203
      3,050   Tampa-Hillsborough County Expressway Auth.                             5.00        7/01/2042       3,338
      2,350   Volusia County Educational Facilities Auth. (INS)                      5.00       10/15/2029       2,619
      2,000   Volusia County Educational Facilities Auth.                            5.00       10/15/2045       2,141
                                                                                                            ----------
                                                                                                               230,831
                                                                                                            ----------
              GEORGIA (1.1%)
      3,500   Atlanta Airport                                                        5.00        1/01/2035       3,793
     10,000   Burke County Dev. Auth.                                                7.00        1/01/2023      10,415
      4,000   Dahlonega Downtown Dev. Auth. (INS)                                    5.00        7/01/2040       4,364
      3,600   Glynn-Brunswick Memorial Hospital Auth. (PRE)                          5.63        8/01/2034       3,822
        400   Glynn-Brunswick Memorial Hospital Auth.                                5.63        8/01/2034         417
      1,600   Private Colleges & Universities Auth.                                  5.00       10/01/2032       1,707
      1,000   Thomasville Hospital Auth.                                             5.25       11/01/2035       1,091
      1,250   Thomasville Hospital Auth.                                             5.38       11/01/2040       1,367
                                                                                                            ----------
                                                                                                                26,976
                                                                                                            ----------
              HAWAII (0.3%)
      6,000   Department of Budget and Finance                                       6.50        7/01/2039       6,505
                                                                                                            ----------
              IDAHO (0.1%)
      1,500   Health Facilities Auth. (INS)                                          5.00        7/01/2035       1,609
                                                                                                            ----------
              ILLINOIS (12.8%)
        520   Chicago (INS)                                                          5.25        1/01/2029         522
      4,006   Chicago                                                                6.75       12/01/2032       4,006
      3,000   Chicago                                                                5.00        1/01/2039       3,190
      4,000   Chicago                                                                5.00        1/01/2044       4,232
      3,000   Chicago                                                                5.00       11/01/2044       3,172
      3,000   Chicago Park District                                                  5.00        1/01/2040       3,231
      6,000   Chicago-Midway Airport                                                 5.00        1/01/2046       6,625
      5,000   Chicago-O'Hare International Airport                                   5.75        1/01/2039       5,634
      5,000   Chicago-O'Hare International Airport                                   5.75        1/01/2043       5,617
      2,000   Finance Auth.                                                          5.00        4/01/2026       2,000
      5,000   Finance Auth.                                                          5.50        8/15/2028       5,257
      2,500   Finance Auth. (INS) (PRE)                                              5.75       11/01/2028       2,686
     14,000   Finance Auth.                                                          3.90        3/01/2030      14,474
      5,000   Finance Auth. (PRE)                                                    7.25       11/01/2030       5,488
      4,500   Finance Auth.                                                          5.00        4/01/2031       4,428
      7,065   Finance Auth.                                                          5.50        4/01/2032       7,008
      8,000   Finance Auth. (PRE)                                                    6.00       10/01/2032       9,396
      6,000   Finance Auth.                                                          4.00        2/01/2033       6,174
      5,000   Finance Auth. (PRE)                                                    5.75       10/01/2035       5,353
      7,000   Finance Auth.                                                          5.00        4/01/2036       6,702
      2,000   Finance Auth.                                                          4.00        3/01/2038       2,025
      5,000   Finance Auth.                                                          4.00        7/01/2038       4,888

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                                                  PORTFOLIO OF INVESTMENTS |  25

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
----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON       FINAL           VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
   $ 20,000   Finance Auth.                                                          5.38%       8/15/2039  $   20,892
      1,205   Finance Auth.                                                          5.25       10/01/2039       1,248
     12,395   Finance Auth.                                                          4.00       10/01/2040      12,532
     11,000   Finance Auth.                                                          4.00        2/15/2041       9,476
      5,000   Finance Auth.                                                          6.00        7/01/2043       5,708
      2,000   Finance Auth.                                                          5.00        8/15/2044       2,102
      4,500   Finance Auth.                                                          4.00       12/01/2046       4,196
        935   Metropolitan Pier and Expositon Auth. (INS) (PRE)                      5.50        6/15/2020         954
      4,065   Metropolitan Pier and Expositon Auth. (INS)                            5.50        6/15/2020       4,143
        770   Metropolitan Pier and Expositon Auth. (INS) (PRE)                      5.55        6/15/2021         785
      1,730   Metropolitan Pier and Expositon Auth. (INS)                            5.55        6/15/2021       1,763
      9,000   Municipal Power Agency                                                 4.00       12/01/2041       9,057
     10,000   Railsplitter Tobacco Settlement Auth.                                  5.50        6/01/2023      11,274
     23,980   Regional Transportation Auth. (INS)                                    5.75        6/01/2020      27,177
     37,550   Regional Transportation Auth. (INS)                                    6.50        7/01/2030      49,482
     10,000   Rosemont (INS)                                                         5.00       12/01/2046      10,556
      3,000   Springfield (INS)                                                      5.00        3/01/2040       3,298
      2,000   Springfield Metro Sanitary District                                    5.75        1/01/2053       2,267
      8,000   State (INS)                                                            5.00        4/01/2029       8,472
      1,000   State (INS)                                                            4.00        2/01/2031       1,002
      1,000   State (INS)                                                            4.00        2/01/2032       1,000
      1,000   Univ. of Illinois                                                      5.13        4/01/2036       1,077
      1,390   Village of Montgomery Kane and Kendall Counties (INS)                  4.70        3/01/2030       1,391
                                                                                                            ----------
                                                                                                               301,960
                                                                                                            ----------
              INDIANA (2.1%)
      5,540   Evansville Redevelopment Auth. (INS)                                   4.00        2/01/2038       5,630
      3,605   Evansville Redevelopment Auth. (INS)                                   4.00        2/01/2039       3,657
      3,440   Finance Auth.                                                          5.00       10/01/2033       3,476
      5,000   Finance Auth.                                                          5.00        6/01/2039       5,006
      1,495   Finance Auth.                                                          5.00        2/01/2040       1,591
      4,000   Finance Auth.                                                          5.00       10/01/2044       4,288
      5,000   Finance Auth.                                                          5.50        4/01/2046       5,231
      1,175   Local Public Improvement Bond Bank (INS) (PRE)                         5.50        1/01/2038       1,266
      4,825   Local Public Improvement Bond Bank (INS)                               5.50        1/01/2038       5,146
      7,000   Richmond Hospital Auth.                                                5.00        1/01/2039       7,438
      7,500   Rockport (INS)                                                         4.63        6/01/2025       7,541
                                                                                                            ----------
                                                                                                                50,270
                                                                                                            ----------
              IOWA (0.7%)
      5,000   Finance Auth. (INS)                                                    4.75       12/01/2031       5,011
      5,000   Finance Auth. (INS)                                                    5.00       12/01/2039       5,011
      6,235   Finance Auth.                                                          5.00        5/15/2041       6,580
                                                                                                            ----------
                                                                                                                16,602
                                                                                                            ----------

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26  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON       FINAL           VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
              KANSAS (0.2%)
    $ 2,500   Coffeyville (INS)(a)                                                   5.00%       6/01/2042  $    2,614
      2,000   Wyandotte County/Kansas City                                           5.00        9/01/2045       2,219
                                                                                                            ----------
                                                                                                                 4,833
                                                                                                            ----------
              KENTUCKY (0.8%)
      1,000   Ashland Medical Center                                                 5.00        2/01/2040       1,038
      1,000   Economic Dev. Finance Auth. (INS)                                      6.00       12/01/2033       1,043
      4,000   Economic Dev. Finance Auth. (INS)                                      6.00       12/01/2038       4,169
      5,500   Economic Dev. Finance Auth.                                            5.00        5/15/2046       5,152
      1,100   Municipal Power Agency (INS) (PRE)                                     5.00        9/01/2037       1,119
      3,900   Municipal Power Agency (INS) (PRE)                                     5.00        9/01/2037       3,969
      2,000   Owen County                                                            6.25        6/01/2039       2,162
                                                                                                            ----------
                                                                                                                18,652
                                                                                                            ----------
              LOUISIANA (3.2%)
      2,500   Lafayette Public Trust Financing Auth. (INS)                           5.50       10/01/2035       2,766
      3,750   Local Government Environmental Facilities and
               Community Dev. Auth.                                                  6.50        8/01/2029       4,247
      1,685   Local Government Environmental Facilities and
               Community Dev. Auth. (INS)(h)                                         5.00       10/01/2039       1,863
      8,210   Local Government Environmental Facilities and
               Community Dev. Auth. (INS)                                            4.00       10/01/2046       8,262
     25,000   Parish of St. John the Baptist                                         5.13        6/01/2037      25,089
      1,500   Public Facilities Auth.(h)                                             5.00        7/01/2037       1,617
      1,250   Public Facilities Auth.                                                4.00        5/15/2041       1,233
      6,000   Public Facilities Auth.                                                5.00       11/01/2045       6,347
      5,000   Public Facilities Auth. (INS)                                          5.25        6/01/2051       5,472
      9,000   Public Facilities Auth.                                                4.00        1/01/2056       8,671
      1,100   Shreveport (INS)                                                       4.00       12/01/2037       1,131
      1,000   Shreveport                                                             5.00       12/01/2040       1,119
      5,500   Shreveport                                                             5.00       12/01/2041       6,076
      1,500   Tobacco Settlement Financing Corp.                                     5.25        5/15/2035       1,633
                                                                                                            ----------
                                                                                                                75,526
                                                                                                            ----------
              MAINE (0.3%)
      9,000   Health and Higher Education Facilities Auth.                           4.00        7/01/2046       7,468
                                                                                                            ----------
              MARYLAND (0.6%)
      2,500   EDC                                                                    6.20        9/01/2022       2,739
      5,000   Health and Higher Educational Facilities Auth. (PRE)                   5.75        1/01/2033       5,182
      6,000   Health and Higher Educational Facilities Auth. (PRE)                   5.75        1/01/2038       6,218
                                                                                                            ----------
                                                                                                                14,139
                                                                                                            ----------
              MASSACHUSETTS (1.4%)
      1,000   Dev. Finance Agency                                                    4.00        7/01/2038         965
      1,000   Dev. Finance Agency                                                    5.00        4/15/2040       1,050

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                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON        FINAL          VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
    $ 3,000   Dev. Finance Agency                                                    5.00%       7/01/2044  $    3,144
      4,000   Dev. Finance Agency                                                    5.50        7/01/2044       4,247
      1,000   Dev. Finance Agency                                                    5.00        7/01/2046       1,068
      3,370   Dev. Finance Agency                                                    4.00       10/01/2046       3,257
     10,000   Health and Educational Facilities Auth.                                6.25        7/01/2030      10,963
      3,500   Health and Educational Facilities Auth.                                5.00        7/15/2032       3,525
        500   Health and Educational Facilities Auth.                                5.00        7/15/2037         503
      5,000   School Building Auth. (INS) (PRE)                                      4.75        8/15/2032       5,075
                                                                                                            ----------
                                                                                                                33,797
                                                                                                            ----------
              MICHIGAN (0.8%)
      2,000   Genesee County Water Supply System (INS)                               4.00        2/01/2041       2,009
      2,900   Genesee County Water Supply System (INS)                               5.00        2/01/2046       3,193
      4,500   Lansing Board of Water & Light                                         5.00        7/01/2037       4,992
      4,000   Livonia Public Schools School District (INS)                           5.00        5/01/2045       4,401
      3,000   Strategic Fund                                                         5.63        7/01/2020       3,356
                                                                                                            ----------
                                                                                                                17,951
                                                                                                            ----------
              MINNESOTA (0.3%)
      2,500   Higher Education Facilities Auth.                                      5.00       10/01/2039       2,694
      3,000   St. Louis Park (PRE)                                                   5.75        7/01/2030       3,178
                                                                                                            ----------
                                                                                                                 5,872
                                                                                                            ----------
              MISSISSIPPI (0.2%)
      1,000   Hospital Equipment and Facilities Auth.                                5.25       12/01/2026       1,000
      3,000   Warren County                                                          5.38       12/01/2035       3,308
                                                                                                            ----------
                                                                                                                 4,308
                                                                                                            ----------
              MISSOURI (2.4%)
      2,680   Cape Girardeau County Health Care Facilities IDA                       6.00        3/01/2033       2,777
     20,000   Cape Girardeau County IDA                                              5.00        6/01/2036      19,612
      1,000   Cape Girardeau County IDA (PRE)                                        5.75        6/01/2039       1,099
     17,775   Dev. Finance Board                                                     4.00        6/01/2046      17,744
      6,000   Health and Educational Facilities Auth. (PRE)                          5.50       11/15/2033       6,435
      1,500   Health and Educational Facilities Auth.                                5.50       11/15/2033       1,579
      5,000   St. Louis County IDA                                                   5.88        9/01/2043       5,573
      2,110   Stoddard County IDA                                                    6.00        3/01/2037       2,176
                                                                                                            ----------
                                                                                                                56,995
                                                                                                            ----------
              MONTANA (0.4%)
      4,000   Forsyth                                                                3.90        3/01/2031       4,105
      5,000   Forsyth                                                                5.00        5/01/2033       5,490
                                                                                                            ----------
                                                                                                                 9,595
                                                                                                            ----------
              NEBRASKA (0.3%)
        975   Douglas County Hospital Auth. (PRE)                                    6.13        8/15/2031         995
      1,275   Douglas County Hospital Auth.                                          6.13        8/15/2031       1,295

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28  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON        FINAL          VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
    $ 3,400   Douglas County Hospital Auth.                                          5.00%      11/01/2048  $    3,642
                                                                                                            ----------
                                                                                                                 5,923
                                                                                                            ----------
              NEVADA (1.6%)
      4,000   Clark County (INS)                                                     5.00        7/01/2026       4,342
     11,000   Clark County                                                           5.13        7/01/2034      11,906
      5,000   Clark County (INS)                                                     5.25        7/01/2039       5,420
      4,400   Las Vegas Convention and Visitors Auth.                                4.00        7/01/2041       4,441
     12,140   Las Vegas Convention and Visitors Auth.                                4.00        7/01/2046      12,242
                                                                                                            ----------
                                                                                                                38,351
                                                                                                            ----------
              NEW JERSEY (2.2%)
      6,000   EDA                                                                    5.00        9/01/2024       6,194
      2,000   EDA                                                                    5.00        6/15/2028       2,118
     10,000   EDA                                                                    5.00        6/15/2040      10,011
      3,000   EDA                                                                    5.25        6/15/2040       3,052
      4,000   EDA                                                                    5.00        6/15/2041       4,006
      5,000   Educational Facilities Auth.                                           5.00        9/01/2036       5,011
     15,000   Health Care Facilities Financing Auth. (PRE)                           5.63        7/01/2032      17,471
      1,250   Health Care Facilities Financing Auth. (INS)                           5.00        7/01/2046       1,345
      2,000   Transportation Trust Fund Auth.                                        5.25        6/15/2041       2,035
                                                                                                            ----------
                                                                                                                51,243
                                                                                                            ----------
              NEW MEXICO (0.2%)
      5,000   Farmington                                                             5.90        6/01/2040       5,532
                                                                                                            ----------
              NEW YORK (2.8%)
      2,040   Buffalo and Erie County Industrial Land Dev. Corp.                     5.38       10/01/2041       2,263
      1,495   Dormitory Auth. (PRE)                                                  5.25        7/01/2024       1,512
      2,250   Dormitory Auth.                                                        5.25        7/01/2029       2,405
     16,130   Liberty Dev. Corp.                                                     5.25       10/01/2035      19,434
      5,000   MTA                                                                    3.55(b)    11/15/2032       2,899
         60   New York City                                                          5.88        8/01/2019          60
      2,970   New York City (PRE)                                                    5.13       12/01/2028       3,056
      2,030   New York City                                                          5.13       12/01/2028       2,086
        220   New York City Municipal Water Finance Auth. (PRE)                      5.00        6/15/2037         231
      1,280   New York City Municipal Water Finance Auth.                            5.00        6/15/2037       1,340
      7,500   New York City Transitional Finance Auth.                               5.00        1/15/2034       7,730
      2,000   New York Thruway Auth.                                                 5.00        1/01/2051       2,205
      5,000   Triborough Bridge and Tunnel Auth.                                     3.62(b)    11/15/2031       3,017
      6,170   Triborough Bridge and Tunnel Auth. (PRE)                               5.00       11/15/2031       6,569
      3,830   Triborough Bridge and Tunnel Auth.                                     5.00       11/15/2031       4,053
      3,000   Triborough Bridge and Tunnel Auth.                                     3.66(b)    11/15/2032       1,724
      2,500   Triborough Bridge and Tunnel Auth.                                     3.70(b)    11/15/2032       1,454
      2,000   Troy Capital Resource Corp.                                            5.00        9/01/2030       2,203
      1,000   TSASC, Inc.                                                            5.00        6/01/2041       1,094
                                                                                                            ----------
                                                                                                                65,335
                                                                                                            ----------

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                                                  PORTFOLIO OF INVESTMENTS |  29

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
----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON        FINAL          VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
              NORTH CAROLINA (1.1%)
   $ 10,000   Capital Facilities Finance Agency                                      4.63%      11/01/2040  $   10,620
      3,750   Charlotte-Mecklenburg Hospital Auth.                                   5.25        1/15/2034       3,995
      5,000   Columbus County Industrial Facilities & Pollution
               Control Financing Auth.                                               6.25       11/01/2033       5,528
      5,250   Medical Care Commission                                                5.00        7/01/2033       5,367
                                                                                                            ----------
                                                                                                                25,510
                                                                                                            ----------
              NORTH DAKOTA (0.4%)
      4,685   Fargo                                                                  6.25       11/01/2031       5,505
      2,500   McLean County                                                          4.88        7/01/2026       2,647
                                                                                                            ----------
                                                                                                                 8,152
                                                                                                            ----------
              OHIO (1.2%)
      6,000   Air Quality Dev. Auth.                                                 5.70        8/01/2020       2,130
     10,000   Buckeye Tobacco Settlement Financing Auth.                             5.88        6/01/2030       9,619
     10,000   Buckeye Tobacco Settlement Financing Auth.                             5.75        6/01/2034       9,495
      1,000   Cleveland (INS)                                                        5.00        1/01/2031       1,098
      2,500   Hamilton County Healthcare                                             5.00        1/01/2051       2,578
      1,680   Lake County (PRE)                                                      5.63        8/15/2029       1,785
        320   Lake County                                                            5.63        8/15/2029         336
      2,000   Turnpike Commission                                                    5.25        2/15/2033       2,269
                                                                                                            ----------
                                                                                                                29,310
                                                                                                            ----------
              OKLAHOMA (0.9%)
      4,200   Comanche County Hospital Auth.                                         5.00        7/01/2032       4,287
      4,500   Development Finance Auth.                                              5.25        8/01/2057       4,815
     10,000   Municipal Power Auth.                                                  4.00        1/01/2047      10,147
      2,000   Tulsa County Industrial Auth.(h)                                       5.25       11/15/2045       2,120
                                                                                                            ----------
                                                                                                                21,369
                                                                                                            ----------
              OREGON (0.2%)
      2,000   Deschutes County Hospital Facility                                     4.00        1/01/2046       2,022
      1,125   Keizer                                                                 5.20        6/01/2031       1,169
      1,180   Yamhill County Hospital Auth.                                          5.00       11/15/2051       1,166
                                                                                                            ----------
                                                                                                                 4,357
                                                                                                            ----------
              PENNSYLVANIA (2.7%)
        750   Allegheny County Higher Education Building
               Auth. (PRE)                                                           5.50        3/01/2031         866
        460   Allegheny County IDA                                                   5.13        9/01/2031         460
      4,000   Allegheny County Sanitary Auth. (INS)                                  5.00        6/01/2040       4,409
      5,000   Delaware River Joint Toll Bridge Commission                            5.00        7/01/2047       5,650
      7,000   Economic Dev. Financing Auth.                                          4.00       10/01/2023       7,537
        480   Erie Parking Auth. (INS) (PRE)                                         5.13        9/01/2032         541
      1,390   Erie Parking Auth. (INS)                                               5.13        9/01/2032       1,482
        595   Erie Parking Auth. (INS) (PRE)                                         5.20        9/01/2035         672
      1,700   Erie Parking Auth. (INS)                                               5.20        9/01/2035       1,813

================================================================================

30  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON        FINAL          VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
    $ 1,970   Higher Educational Facilities Auth.                                    5.25%       7/15/2033  $    2,163
      2,750   Higher Educational Facilities Auth.                                    5.50        7/15/2038       3,028
      4,000   Northampton County General Purpose Auth.                               4.00        8/15/2040       3,887
      1,000   Philadelphia School District                                           5.00        9/01/2037       1,066
      2,000   Philadelphia School District                                           5.00        9/01/2038       2,129
      1,250   Turnpike Commission, 5.00%, 12/01/2018                                 5.00(c)    12/01/2033       1,313
      8,000   Turnpike Commission                                                    5.00        6/01/2039       8,756
     10,000   Turnpike Commission                                                    5.25       12/01/2044      11,075
      3,000   Turnpike Commission                                                    5.00       12/01/2046       3,234
      3,200   Washington County IDA                                                  5.00       11/01/2036       3,474
                                                                                                            ----------
                                                                                                                63,555
                                                                                                            ----------
              PUERTO RICO (0.1%)
      2,000   Industrial, Tourist, Educational, Medical,
                Environmental Control Facilities Financing Auth.                     5.38        4/01/2042       1,820
                                                                                                            ----------
              RHODE ISLAND (0.9%)
      5,700   EDC (INS)                                                              5.00        7/01/2031       5,708
     12,185   EDC (INS)                                                              5.00        7/01/2036      12,199
      2,000   Health and Educational Building Corp. (PRE)                            6.00        9/01/2033       2,469
        245   Housing and Mortgage Finance Corp.                                     6.85       10/01/2024         246
                                                                                                            ----------
                                                                                                                20,622
                                                                                                            ----------
              SOUTH CAROLINA (0.4%)
      2,250   Greenwood County                                                       5.38       10/01/2039       2,399
      7,000   Public Service Auth.                                                   5.25       12/01/2055       7,500
                                                                                                            ----------
                                                                                                                 9,899
                                                                                                            ----------
              SOUTH DAKOTA (0.5%)
        500   Educational Enhancement Funding Corp.                                  5.00        6/01/2027         551
      2,500   Health and Educational Facilities Auth.                                5.25       11/01/2029       2,684
      3,000   Health and Educational Facilities Auth.                                5.25        7/01/2038       3,096
      4,000   Health and Educational Facilities Auth.                                5.00        7/01/2042       4,313
                                                                                                            ----------
                                                                                                                10,644
                                                                                                            ----------
              TENNESSEE (0.5%)
      3,095   Jackson (PRE)                                                          5.50        4/01/2033       3,236
      1,145   Jackson                                                                5.50        4/01/2033       1,186
      2,000   Johnson City Health and Educational Facilities Board                   5.00        8/15/2042       2,117
      1,500   Metropolitan Government of Nashville and
                Davidson County Health and Educational
                Facilities Board                                                     5.00       10/01/2045       1,627
      4,000   Metropolitan Government of Nashville and
                Davidson County Health and Educational
                Facilities Board                                                     5.00        7/01/2046       4,401
                                                                                                            ----------
                                                                                                                12,567
                                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON        FINAL          VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
              TEXAS (16.5%)
    $ 3,000   Arlington Higher Education Finance Corp. (NBGA)                        5.00%       2/15/2046  $    3,343
     15,075   Bell County Health Facilities Dev. Corp. (ETM)                         6.50        7/01/2019      16,062
        280   Bexar County Health Facilities Dev. Corp. (PRE)                        5.00        7/01/2033         283
      1,240   Bexar County Health Facilities Dev. Corp.                              5.00        7/01/2033       1,245
        330   Bexar County Health Facilities Dev. Corp. (PRE)                        5.00        7/01/2037         333
      1,465   Bexar County Health Facilities Dev. Corp.                              5.00        7/01/2037       1,470
      8,450   Bexar County Health Facilities Dev. Corp.                              4.00        7/15/2045       8,050
      6,000   Central Texas Regional Mobility Auth. (PRE)(g)                         5.75        1/01/2031       6,929
      5,000   Central Texas Regional Mobility Auth.                                  4.00        1/01/2041       4,902
      2,500   Central Texas Regional Mobility Auth.                                  5.00        1/01/2042       2,648
      3,500   Central Texas Regional Mobility Auth.                                  5.00        1/01/2045       3,803
      1,000   Clifton Higher Education Finance Corp.                                 6.00        8/15/2033       1,141
      4,250   Clifton Higher Education Finance Corp. (NBGA)                          5.00        8/15/2039       4,787
      2,750   Clifton Higher Education Finance Corp.                                 6.00        8/15/2043       3,130
      5,900   Corpus Christi Utility System                                          4.00        7/15/2039       6,038
      4,000   Dallas/Fort Worth International Airport                                5.00       11/01/2034       4,411
      9,000   Fort Worth                                                             6.00        3/01/2029       9,827
      8,085   Fort Worth (PRE)                                                       6.25        3/01/2033       8,872
      3,710   Guadalupe-Blanco River Auth. (INS)                                     5.00        5/15/2039       3,727
      1,275   Harris County                                                          4.75       10/01/2031       1,279
      4,000   Harris County Cultural Education Facilities Finance Corp.              5.25       10/01/2029       4,370
      6,100   Harris County Cultural Education Facilities Finance Corp.              5.00        6/01/2038       6,440
      1,500   Harris County Health Facilities Dev. Corp. (PRE)                       7.25       12/01/2035       1,655
     15,000   Harris County Hospital District                                        4.00        2/15/2042      15,089
      7,000   Harris County IDC                                                      5.00        2/01/2023       7,570
      1,000   Hopkins County Hospital District                                       5.75        2/15/2028       1,027
      3,715   Houston                                                                5.00        9/01/2040       4,076
     12,500   Houston Airport System                                                 5.50        7/01/2034      13,167
     10,000   Houston Higher Education Finance Corp.                                 5.00        9/01/2042      10,760
      2,390   Irving                                                                 5.00        8/15/2043       2,461
      6,000   Karnes County Hospital District                                        5.00        2/01/2044       6,192
      1,900   Kerrville Health Facilities Dev. Corp.                                 5.00        8/15/2035       2,028
      3,000   Laredo CCD (INS)                                                       5.25        8/01/2035       3,322
        700   Laredo Waterworks and Sewer System                                     4.00        3/01/2041         709
      5,300   Matagorda County                                                       6.30       11/01/2029       5,788
      9,615   Matagorda County                                                       4.00        6/01/2030       9,934
      6,000   Matagorda County                                                       4.00        6/01/2030       6,199
      6,000   New Hope Cultural Education Facilities Finance Corp.                   5.00        7/01/2047       6,287
      1,250   New Hope Cultural Education Facilities Finance Corp.                   5.00        4/01/2048       1,315
      5,000   North Fort Bend Water Auth.                                            5.00       12/15/2036       5,433

================================================================================

32  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON        FINAL          VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
    $ 2,630   North Texas Tollway Auth. (PRE)                                        5.63%       1/01/2028  $    2,724
        370   North Texas Tollway Auth.                                              5.63        1/01/2028         381
      2,105   North Texas Tollway Auth. (PRE)                                        5.63        1/01/2033       2,180
      2,770   North Texas Tollway Auth. (PRE)                                        5.63        1/01/2033       2,869
        615   North Texas Tollway Auth.                                              5.63        1/01/2033         634
      1,845   North Texas Tollway Auth.                                              5.63        1/01/2033       1,901
      2,280   North Texas Tollway Auth. (PRE)                                        5.63        1/01/2033       2,361
     10,385   North Texas Tollway Auth. (PRE)                                        5.63        1/01/2033      10,755
     15,000   North Texas Tollway Auth. (PRE)                                        5.75        1/01/2033      15,548
      3,000   North Texas Tollway Auth.                                              7.55(b)     9/01/2037       1,143
      4,720   North Texas Tollway Auth. (PRE)                                        5.75        1/01/2040       4,892
      1,535   North Texas Tollway Auth.                                              5.75        1/01/2040       1,583
      6,245   North Texas Tollway Auth. (PRE)                                        5.75        1/01/2040       6,473
      5,000   North Texas Tollway Auth.                                              5.00        1/01/2045       5,530
      2,000   Red River Education Finance Corp.                                      4.00        6/01/2041       1,931
      3,000   Red River Education Finance Corp.                                      5.50       10/01/2046       3,264
        180   San Leanna Education Facilities Corp.                                  5.13        6/01/2026         181
        820   San Leanna Education Facilities Corp. (PRE)                            5.13        6/01/2026         826
      1,490   San Leanna Education Facilities Corp. (PRE)                            5.13        6/01/2027       1,501
        325   San Leanna Education Facilities Corp.                                  5.13        6/01/2027         326
      4,950   San Leanna Education Facilities Corp. (PRE)                            4.75        6/01/2032       4,982
      1,075   San Leanna Education Facilities Corp.                                  4.75        6/01/2032       1,077
      2,395   San Leanna Education Facilities Corp. (PRE)                            5.13        6/01/2036       2,412
        180   State (PRE)                                                            4.50        4/01/2033         180
      1,080   State (PRE)                                                            4.50        4/01/2033       1,080
      3,740   State                                                                  4.50        4/01/2033       3,740
      6,315   Tarrant County Cultural Education Facilities Finance Corp.             5.63       11/15/2027       6,377
      3,600   Tarrant County Cultural Education Facilities Finance Corp.             5.00       11/15/2036       3,635
     14,895   Tarrant County Cultural Education Facilities Finance Corp. (PRE)       5.13        5/15/2037      14,974
      4,000   Tarrant County Cultural Education Facilities Finance Corp.             5.75       11/15/2037       4,025
      4,500   Tarrant County Cultural Education Facilities Finance Corp.             5.00       11/15/2045       4,473
      7,000   Tarrant County Cultural Education Facilities Finance Corp.             5.00       11/15/2046       7,232
      3,850   Transportation Commission                                              5.00        8/15/2041       4,201
      6,500   Transportation Commission                                              5.00        8/15/2042       7,041
     18,530   Turnpike Auth. (INS)                                                   5.25(b)     8/15/2030      11,437
     22,000   Tyler Health Facilities Dev. Corp.                                     5.25       11/01/2032      21,837
     10,000   Tyler Health Facilities Dev. Corp. (PRE)                               5.00        7/01/2033      10,106
      1,230   Tyler Health Facilities Dev. Corp.                                     5.38       11/01/2037       1,215

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON        FINAL          VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
    $ 1,000   Uptown Dev. Auth. (PRE)                                                5.50%       9/01/2029  $    1,103
      4,770   Wood County Central Hospital District                                  6.00       11/01/2041       4,961
                                                                                                            ----------
                                                                                                               389,193
                                                                                                            ----------
              VERMONT (0.1%)
      3,000   Educational and Health Buildings Financing Agency                      5.00       10/15/2046       3,134
                                                                                                            ----------
              VIRGINIA (1.5%)
      5,000   Alexandria IDA                                                         5.00       10/01/2050       5,320
     11,280   College Building Auth.                                                 5.00        6/01/2026      10,864
      5,000   College Building Auth.                                                 5.00        6/01/2029       4,670
      1,437   Farms of New Kent Community Dev. Auth.(d),(i)                          5.13        3/01/2036         359
      8,665   Farms of New Kent Community Dev. Auth.(d),(i)                          5.45        3/01/2036       2,165
      2,000   Farms of New Kent Community Dev. Auth.(d),(i)                          5.80        3/01/2036         500
      3,693   Lewistown Commerce Center Community Dev. Auth.                         6.05        3/01/2044       3,257
      1,782   Lewistown Commerce Center Community Dev. Auth.                         6.05        3/01/2044       1,655
      5,771   Lewistown Commerce Center Community Dev. Auth.(d)                      6.05        3/01/2054         850
      5,000   Small Business Financing Auth.                                         5.25        9/01/2037       5,049
      1,244   Watkins Centre Community Dev. Auth.                                    5.40        3/01/2020       1,246
                                                                                                            ----------
                                                                                                                35,935
                                                                                                            ----------
              WASHINGTON (0.1%)
      2,500   Health Care Facilities Auth. (INS) (PRE)                               6.00        8/15/2039       2,780
                                                                                                            ----------
              WEST VIRGINIA (0.1%)
      2,000   EDA                                                                    5.38       12/01/2038       2,190
                                                                                                            ----------
              WISCONSIN (0.8%)
      5,000   Health & Educational Facilities Auth.                                  5.75       11/15/2030       5,397
      2,500   Health & Educational Facilities Auth.                                  5.38        8/15/2037       2,687
      1,000   Health & Educational Facilities Auth.                                  5.00        9/15/2045       1,035
      7,800   Kaukauna (INS)                                                         5.00       12/15/2035       8,621
                                                                                                            ----------
                                                                                                                17,740
                                                                                                            ----------
              WYOMING (0.5%)
      2,360   Municipal Power Agency (PRE)                                           5.50        1/01/2033       2,442
      2,300   Municipal Power Agency (PRE)                                           5.50        1/01/2038       2,379
      6,000   Sweetwater County                                                      5.25        7/15/2026       6,534
                                                                                                            ----------
                                                                                                                11,355
                                                                                                            ----------
              Total Fixed-Rate Instruments (cost: $2,096,719)                                                2,150,139
                                                                                                            ----------

              PUT BONDS (0.7%)

              ARIZONA (0.2%)
      5,000   Health Facilities Auth.                                                2.76(j)     2/01/2048       5,070
                                                                                                            ----------

================================================================================

34  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON        FINAL          VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
              FLORIDA (0.2%)
    $ 4,000   Putnam County Dev. Auth. (INS)                                         5.35%       3/15/2042  $    4,171
                                                                                                            ----------
              LOUISIANA (0.3%)
      6,750   St. Charles Parish                                                     4.00       12/01/2040       7,098
                                                                                                            ----------
              Total Put Bonds (cost: $15,750)                                                                   16,339
                                                                                                            ----------

              ADJUSTABLE-RATE NOTES (0.8%)

              NEW JERSEY (0.8%)
     20,000   EDA (cost: $20,000)                                                    2.51        3/01/2028      18,494
                                                                                                            ----------

              VARIABLE-RATE DEMAND NOTES (6.2%)

              CALIFORNIA (1.8%)
      8,045   Bay Area Toll Auth. (LIQ)(a)                                           1.12        4/01/2039       8,045
     29,065   Sacramento City Financing Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                        1.11       12/01/2033      29,065
      5,980   State (LIQ) (LOC - Dexia Credit Local)(a)                              1.06        8/01/2027       5,980
                                                                                                            ----------
                                                                                                                43,090
                                                                                                            ----------
              GEORGIA (0.3%)
      7,200   Floyd County Dev. Auth.                                                1.33        9/01/2026       7,200
                                                                                                            ----------
              ILLINOIS (2.2%)
      5,000   Chicago Board of Education (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                        1.32       12/01/2039       5,000
     10,000   Chicago Board of Education (INS) (LIQ)(a)                              1.32       12/01/2039      10,000
     10,000   Metropolitan Pier & Exposition Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                        1.30        6/15/2050      10,000
     11,310   State (LIQ) (LOC - Deutsche Bank A.G.)(a)                              1.21        7/01/2031      11,310
     16,500   State (LIQ) (LOC - Deutsche Bank A.G.)(a)                              1.18        3/01/2033      16,500
                                                                                                            ----------
                                                                                                                52,810
                                                                                                            ----------
              KENTUCKY (1.1%)
     20,325   Economic Dev. Finance Auth.                                            1.15        5/01/2034      20,325
      5,720   Economic Dev. Finance Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                        1.18        1/01/2045       5,720
                                                                                                            ----------
                                                                                                                26,045
                                                                                                            ----------
              PENNSYLVANIA (0.2%)
      5,335   Bucks County Water and Sewer Auth. (INS) (LIQ)(a)                      1.21       12/01/2019       5,335
                                                                                                            ----------
              TEXAS (0.2%)
      4,400   Port of Port Arthur Navigation District                                1.16       11/01/2040       4,400
                                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON        FINAL          VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
              WASHINGTON (0.4%)
    $ 7,800   Health Care Facilities Auth. (LIQ)
                (LOC - Deutsche Bank A.G.) (a)                                       1.26%       1/01/2035  $    7,800
                                                                                                            ----------
              Total Variable-Rate Demand Notes (cost: $146,680)                                                146,680
                                                                                                            ----------

              TOTAL INVESTMENTS (COST: $2,279,149)                                                          $2,331,652
                                                                                                            ==========

----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                              VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1                LEVEL 2            LEVEL 3                   TOTAL
----------------------------------------------------------------------------------------------------------------------
 Fixed-Rate Instruments                           $-             $2,147,115             $3,024              $2,150,139
 Put Bonds                                         -                 16,339                  -                  16,339
 Adjustable-Rate Notes                             -                 18,494                  -                  18,494
 Variable-Rate Demand Notes                        -                146,680                  -                 146,680
----------------------------------------------------------------------------------------------------------------------
Total                                             $-             $2,328,628             $3,024              $2,331,652
----------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

----------------------------------------------------------------------------------------------------------------------
                                         RECONCILIATION OF LEVEL 3 INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                                                     FIXED-RATE INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2016                                                                                    $3,026
Purchases                                                                                                            -
Sales                                                                                                                -
Transfers into Level 3                                                                                               -
Transfers out of Level 3                                                                                             -
Net realized gain (loss) on investments                                                                              -
Change in net unrealized appreciation/(depreciation) of investments                                                 (2)
----------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2017                                                                                    $3,024
----------------------------------------------------------------------------------------------------------------------

For the period of April 1, 2016, through March 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

    (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2017, was $5,935,000, which represented 0.3% of the Fund's net assets.

    (e) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (f) Up to 6.05% of the coupon may be PIK.

    (g) At March 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (h) At March 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $5,600,000.

    (i) At March 31, 2017, the issuer was in default with respect to interest and/or principal payments.

    (j) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2017.

    See accompanying notes to financial statements.

================================================================================

38  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,279,149)                            $2,331,652
   Cash                                                                                                5
   Receivables:
       Capital shares sold                                                                         1,024
       USAA Asset Management Company (Note 6C)                                                         2
       USAA Transfer Agency Company (Note 6D)                                                          2
       Interest                                                                                   30,508
                                                                                              ----------
           Total assets                                                                        2,363,193
                                                                                              ----------
LIABILITIES
   Payables:
       Securities purchased                                                                        5,520
       Capital shares redeemed                                                                     1,147
       Dividends on capital shares                                                                 1,766
   Accrued management fees                                                                           477
   Accrued transfer agent's fees                                                                      19
   Other accrued expenses and payables                                                               123
                                                                                              ----------
           Total liabilities                                                                       9,052
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $2,354,141
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $2,359,567
   Undistributed net investment income                                                               867
   Accumulated net realized loss on investments                                                  (58,796)
   Net unrealized appreciation of investments                                                     52,503
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $2,354,141
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $2,343,165/176,897 capital shares
              outstanding, no par value)                                                      $    13.25
                                                                                              ==========
           Adviser Shares (net assets of $10,976/830
              capital shares outstanding, no par value)                                       $    13.23
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                            $108,635
                                                                                              --------
EXPENSES
   Management fees                                                                               6,521
   Administration and servicing fees:
       Fund Shares                                                                               3,645
       Adviser Shares                                                                               18
   Transfer agent's fees:
       Fund Shares                                                                                 746
       Adviser Shares                                                                                4
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                               31
   Custody and accounting fees:
       Fund Shares                                                                                 310
       Adviser Shares                                                                                1
   Postage:
       Fund Shares                                                                                  60
   Shareholder reporting fees:
       Fund Shares                                                                                  39
   Trustees' fees                                                                                   30
   Registration fees:
       Fund Shares                                                                                  48
       Adviser Shares                                                                               20
   Professional fees                                                                               144
   Other                                                                                            42
                                                                                              --------
           Total expenses                                                                       11,659
   Expenses reimbursed:
       Adviser Shares                                                                               (9)
                                                                                              --------
           Net expenses                                                                         11,650
                                                                                              --------
NET INVESTMENT INCOME                                                                           96,985
                                                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                             2,270
   Change in net unrealized appreciation/(depreciation)                                        (91,048)
                                                                                              --------
          Net realized and unrealized loss                                                     (88,778)
                                                                                              --------
   Increase in net assets resulting from operations                                           $  8,207
                                                                                              ========

See accompanying notes to financial statements.

================================================================================

40  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------------------------------
                                                                                 2017               2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $   96,985         $   99,952
   Net realized gain on investments                                             2,270                246
   Change in net unrealized appreciation/(depreciation)
      of investments                                                          (91,048)            (8,895)
                                                                           -----------------------------
      Increase in net assets resulting from operations                          8,207             91,303
                                                                           -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                             (96,282)           (99,805)
      Adviser Shares                                                             (444)              (410)
                                                                           -----------------------------
           Distributions to shareholders                                      (96,726)          (100,215)
                                                                           -----------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                  9,678             43,516
   Adviser Shares                                                                 180                396
                                                                           -----------------------------
      Total net increase in net assets from capital
           share transactions                                                   9,858             43,912
                                                                           -----------------------------
   Capital contribution from USAA Transfer Agency
   Company (Note 6D):                                                               2                  -
                                                                           -----------------------------
   Net increase (decrease) in net assets                                      (78,659)            35,000

NET ASSETS
   Beginning of year                                                        2,432,800          2,397,800
                                                                           -----------------------------
   End of year                                                             $2,354,141         $2,432,800
                                                                           =============================
Undistributed net investment income:
   End of year                                                             $      867         $      767
                                                                           =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Tax Exempt Long-Term Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Long-Term Fund Shares (Fund Shares) and Tax Exempt Long-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

42  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

        extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

44  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value derived based upon the use of inputs such as real property appraisals.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $5,520,000; of which all were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2017, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2017, the Fund Shares and Adviser Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management

================================================================================

46  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended March 31, 2017, the Fund paid CAPCO facility fees of $17,000, which represents 3.3% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for defaulted bond and market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease undistributed net investment income and accumulated net realized loss on investments by $159,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2017, and 2016, was as follows:

                                                  2017            2016
                                              ----------------------------
Tax-exempt income                             $96,726,000     $100,215,000

As of March 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                               $  7,085,000
Accumulated capital and other losses                           (58,297,000)
Unrealized appreciation of investments                          52,003,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2017, the Fund utilized capital loss carryforwards of $2,428,000, to offset capital gains. At March 31, 2017, the Fund had net capital loss carryforwards of $58,297,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will

================================================================================

48  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                      --------------------------------------
                                    TAX CHARACTER
                      --------------------------------------
                      (NO EXPIRATION)              BALANCE
                      ---------------            -----------
                      Short-Term                 $12,289,000
                      Long-Term                   46,008,000
                                                 -----------
                      Total                      $58,297,000
                                                 ===========

For the year ended March 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2017, were $341,497,000 and $404,499,000, respectively.

As of March 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $2,279,649,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2017, for federal income tax purposes, were $124,589,000 and $72,586,000, respectively, resulting in net unrealized appreciation of $52,003,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                          YEAR ENDED                            YEAR ENDED
                                        MARCH 31, 2017                        MARCH 31, 2016
-------------------------------------------------------------------------------------------------
                                     SHARES          AMOUNT               SHARES          AMOUNT
                                     ------------------------------------------------------------
FUND SHARES:
Shares sold                           16,079       $ 218,941               14,061       $ 191,923
Shares issued from reinvested
  dividends                            5,490          74,495                5,588          76,185
Shares redeemed                      (21,080)       (283,758)             (16,485)       (224,592)
                                     ------------------------------------------------------------
Net increase from capital
  share transactions                     489       $   9,678                3,164       $  43,516
                                     ============================================================
ADVISER SHARES:
Shares sold                              152       $   2,083                  146       $   1,996
Shares issued from reinvested
  dividends                               17             230                   13             183
Shares redeemed*                        (159)         (2,133)                (131)         (1,783)
                                     ------------------------------------------------------------
Net increase from capital
 share transactions                       10       $     180                   28       $     396
                                     ============================================================

*Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper General & Insured Municipal Debt Funds Index.

================================================================================

50  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper General & Insured Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $6,521,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(313,000) and $(4,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.01)% and (0.04)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2017, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $3,645,000 and $18,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2017, the Fund reimbursed the Manager $60,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2017 to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2017, the Adviser Shares incurred reimbursable expenses of $9,000, of which $2,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2017, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $746,000 and $4,000, respectively. Additionally, the Fund recorded a capital contribution and a receivable from SAS of $2,000 at March 31, 2017, for adjustments related to corrections to certain shareholder transactions.

================================================================================

52  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $31,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2017, USAA and its affiliates owned 377,000 Adviser Shares, which represents 45.5% of the Adviser Shares outstanding and 0.2% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

54  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MARCH 31,
                              --------------------------------------------------------------------------------------
                                    2017               2016               2015               2014               2013
                              --------------------------------------------------------------------------------------
Net asset value at
  beginning of period         $    13.73         $    13.78         $    13.45         $    13.91         $    13.50
                              --------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              .54                .58                .58                .56                .54
  Net realized and
    unrealized gain (loss)          (.48)              (.05)               .32               (.46)               .41
                              --------------------------------------------------------------------------------------
Total from investment
  operations                         .06                .53                .90                .10                .95
                              --------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.54)              (.58)              (.57)              (.56)              (.54)
                              --------------------------------------------------------------------------------------
Net asset value at
  end of period               $    13.25         $    13.73         $    13.78         $    13.45         $    13.91
                              ======================================================================================
Total return (%)*                    .41               3.94               6.79                .83               7.11
Net assets at
  end of period (000)         $2,343,165         $2,421,551         $2,386,904         $2,251,219         $2,837,758
Ratios to average
  net assets:**
  Expenses (%)(a)                    .48                .51                .55                .54                .53
  Net investment
    income (%)                      3.97               4.23               4.22               4.19               3.89
Portfolio turnover (%)                15                  6                  7                  7                 14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $2,429,638,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MARCH 31,
                                 -----------------------------------------------------------------------------------
                                    2017               2016               2015               2014               2013
                                 -----------------------------------------------------------------------------------
Net asset value at
  beginning of period            $ 13.71            $ 13.76            $ 13.43             $13.91             $13.50
                                 -----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              .49                .54                .54                .51                .49
  Net realized and
    unrealized gain (loss)          (.48)              (.05)               .32               (.47)               .41
                                 -----------------------------------------------------------------------------------
Total from investment
  operations                         .01                .49                .86                .04                .90
                                 -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.49)              (.54)              (.53)              (.52)              (.49)
                                 -----------------------------------------------------------------------------------
Net asset value at
  end of period                  $ 13.23            $ 13.71            $ 13.76             $13.43             $13.91
                                 ===================================================================================
Total return (%)*                    .07               3.65               6.52                .37               6.77
Net assets at
  end of period (000)            $10,976            $11,249            $10,896             $7,145             $6,809
Ratios to average
  net assets:**
  Expenses (%)(b)                    .80                .80                .81(a)             .85                .85
  Expenses, excluding
    reimbursements (%)(b)            .87                .90                .99               1.07               1.11
  Net investment income (%)         3.64               3.94               3.94               3.88               3.56
Portfolio turnover (%)                15                  6                  7                  7                 14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $12,215,000.
(a) Effective August 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.80% of their annual average net assets. Prior to August 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.85% of their annual average net assets.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

56  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2016, through March 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE         OCTOBER 1, 2016 -
                                        OCTOBER 1, 2016        MARCH 31, 2017         MARCH 31, 2017
                                       ----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $  979.90                 $2.32

Hypothetical
  (5% return before expenses)               1,000.00              1,022.59                  2.37

ADVISER SHARES
Actual                                      1,000.00                977.50                  3.94

Hypothetical
  (5% return before expenses)               1,000.00              1,020.94                  4.03

*Expenses are equal to the annualized expense ratio of 0.47% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (2.01)% for Fund Shares and (2.25)% for Adviser Shares for the six-month period of October 1, 2016, through March 31, 2017.

================================================================================

58  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

60  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

62  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton would bring to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

64  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

66  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40858-0517                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA TAX EXEMPT MONEY MARKET FUND]

 =======================================================

    ANNUAL REPORT
    USAA TAX EXEMPT MONEY MARKET FUND
    MARCH 31, 2017

 =======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE CONCENTRATED IN PARTICULAR
ASSET CLASSES COULD BE CARRYING MORE RISK IN        [PHOTO OF BROOKS ENGLEHARDT]
THEIR PORTFOLIOS THAN THEY REALIZE."

--------------------------------------------------------------------------------

MAY 2017

Diversification is a good idea, especially when you do not know what will happen next. When it comes to the financial markets, no one knows what will happen next. For example, stocks dipped just before the November 8, 2016 U.S. presidential election, as investors digested the possibility that Donald Trump might be elected president. Some market experts predicted a continued decline if he was victorious. Instead, stocks rallied. The story was similar in the bond market. Longer-term yields edged down ahead of the election, but then rose afterwards. Investors seemed to believe that President Trump's plans for increased infrastructure spending, reduced regulation, and tax reform would boost economic growth. Stronger economic growth could also increase inflation, which might lead the Federal Reserve (the Fed) to consider accelerating short-term interest rate increases.

Until March 2017, stock investors appeared to react favorably to the new administration's promises of fiscal stimulus and regulatory rollbacks, while discounting possible negative outcomes, such as legislative resistance or trade obstacles. But when the Republicans canceled a vote on the repeal of the Affordable Care Act and congressional divisions were revealed, doubts were raised about the timeline for a tax overhaul, regulatory reform, and an infrastructure deal. Investors rotated out of so-called "Trump trade" stocks, such as banks and industrials, and into growth-oriented information technology companies.

In the bond market, investors had been somewhat more skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve following the election. Longer-term U.S. Treasury yields rose, but they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the federal funds target rate in December 2016 and again in March 2017. At the end of the reporting period, the rate ranged between 0.75% and 1.00%.) We believe the bond market also may have considered government policy-related expectations to be too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure, less reason for the Fed to raise interest rates quickly, and less justification for lofty stock

================================================================================

================================================================================

valuations. During the reporting period overall, U.S. Treasury bond prices fell. (Bond prices and yields move in opposite directions.)

The tax-exempt bond market, in keeping with its historical tendency, followed the U.S. Treasury market. However, supply-and-demand dynamics also had an impact on the municipal bond market. At USAA Investments, we are keeping a close eye on possible changes in tax rates and policies. For example, if the government cuts income taxes, the taxable-equivalent yields of municipal securities would likely become less attractive, and this could potentially affect demand. Another potential issue is infrastructure spending. The president's promise to boost infrastructure spending could also affect municipal securities, the traditional source of funding for such initiatives. However, President Trump seems to be exploring other sources of funding, so it is not clear whether the supply of municipal bonds would expand as a result of his initiative. These unknowns might create some volatility in the municipal bond market, which could temporarily depress prices and boost yields. That said, volatility can also create buying opportunities. USAA's tax-exempt investment team will continue to focus on income and look for investments that have the potential to provide higher yields for our shareholders.

In this environment, diversification can potentially help you protect your portfolio against adverse market conditions or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management. Investors who are concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This also applies to investors who think they're diversified--because U.S. stocks have outperformed for some time, their weighting within a portfolio might have grown too large and might need to be rebalanced. We encourage you to speak with one of our financial advisors, who can help you review your portfolio and align your allocations with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead your team of portfolio managers will continue to stay abreast of changing political, economic, and market conditions as they strive to meet your investment expectations. From everyone at USAA Investments, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           5

SHAREHOLDER VOTING RESULTS                                                    9

FINANCIAL INFORMATION

   Distributions to Shareholders                                             10

   Report of Independent Registered
     Public Accounting Firm                                                  11

   Portfolio of Investments                                                  12

   Notes to Portfolio of Investments                                         24

   Financial Statements                                                      25

   Notes to Financial Statements                                             28

EXPENSE EXAMPLE                                                              37

TRUSTEES' AND OFFICERS' INFORMATION                                          39

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.
204978-0517

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT MONEY MARKET FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND HAS A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in high-quality securities, the interest of which is exempt from federal income tax with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began in April 2016, investors were still digesting the Federal Reserve's (the Fed) changed guidance on short-term interest rate increases. At its March 2016 policy meeting, Fed officials had called for two interest rate increases in 2016, down from the four it had forecast in December 2015. However, the Fed remained on hold at its April 2016 meeting, hinting at a potential interest rate increase in June 2016. It shelved its plans after a surprisingly weak May 2016 jobs report. Fed policymakers grew even more cautious in the wake of the United Kingdom's vote to leave the European Union, which raised global economic uncertainty during the summer 2016. At its September 2016 meeting, the Fed left the federal funds target rate unchanged, saying it wanted to wait for "further evidence of continued progress toward its objectives." It did not shift its policy stance at the November 2016 meeting, which was held just before the November 8, 2016 U.S. election, but as widely expected, raised interest rates by 0.25% at its December 2016 meeting. Fed officials also said they were likely to increase interest rates three times in 2017. Although no action came at the January 2017 policy meeting, improving economic data, including the strength of the labor market, led the Fed to raise the federal funds target rate by another 0.25% in March 2017 to a range between 0.75% to 1.00%.

    Interest rates on money market securities rose, due to shifting market dynamics and to some extent, Fed interest rate increases. At the

================================================================================

2  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    beginning of the reporting period, the SIFMA Municipal Swap Index*, the index of seven-day variable rate demand notes (VRDNs), stood at 0.40%, its low during the reporting period. During August and September 2016, in advance of money market fund reform (which became effective in mid-October
    2016), a large number of tax-exempt and taxable money market funds sold VRDNs as they liquidated, consolidated or shifted assets into U.S. Treasury money market funds. This caused inventories of VRDNs to increase, leading many dealers to raise interest rates in order to attract buyers. Accordingly, the SIFMA Municipal Swap Index climbed to 0.87% during October 2016. After decreasing somewhat, the SIFMA Municipal Swap Index rose to close the reporting period at 0.91% as VRDN inventories grew due to tax season-related outflows and in response to the Fed's March 2017 interest rate increase.

o HOW DID THE USAA TAX EXEMPT MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2017, the Fund had a return of 0.23%, compared to an average return of 0.24% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 6 for benchmark definition.

    Past performance is no guarantee of future results.

    *The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus our purchases on VRDNs, which added to the Fund's yield during the reporting period. Because the VRDNs owned by the Fund can be sold at par value (100% of face value) upon seven days or less notice, we had the flexibility to take advantage of higher interest rates. Many of the Fund's VRDNs are also guaranteed by a bank letter of credit for the payment of both principal and interest, providing the Fund with a certain degree of safety.

    In addition, the Fund benefited from investments in longer maturities. We continued to work with our in-house team of analysts to help us identify attractive opportunities for the Fund. Our analysts continue to analyze and monitor every holding in the Fund's portfolio.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.

================================================================================

4  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT MONEY MARKET FUND (THE FUND)
(Ticker Symbol: USEXX)

-------------------------------------------------------------------------------
                                        3/31/17                     3/31/16
-------------------------------------------------------------------------------
Net Assets                           $2.0 Billion                $2.6 Billion
Net Asset Value Per Share               $1.00                        $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                  23 Days                      25 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

-------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
-------------------------------------------------------------------------------
      1 YEAR                        5 YEARS                      10 YEARS
      0.23%                         0.06%                         0.60%
-------------------------------------------------------------------------------
    7-DAY YIELD AS OF 3/31/17                   EXPENSE RATIO AS OF 3/31/16*
-------------------------------------------------------------------------------
             0.33%                                          0.56%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE IT WILL DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o 7-DAY YIELD COMPARISON o

                     [CHART OF 7-DAY YIELD COMPARISON]

                                                                      USAA TAX
                                   iMONEYNET                        EXEMPT MONEY
                                    AVERAGE                          MARKET FUND
 3/28/2016                           0.01%                              0.01%
 4/25/2016                           0.05%                              0.05%
 5/23/2016                           0.05%                              0.05%
 6/27/2016                           0.07%                              0.07%
 7/25/2016                           0.07%                              0.07%
 8/29/2016                           0.13%                              0.13%
 9/26/2016                           0.26%                              0.26%
10/31/2016                           0.23%                              0.19%
11/28/2016                           0.19%                              0.11%
12/26/2016                           0.28%                              0.19%
 1/30/2017                           0.26%                              0.17%
 2/27/2017                           0.25%                              0.19%
 3/27/2017                           0.35%                              0.29%

                                   [END CHART]

The graph tracks the USAA Tax Exempt Money Market Fund's seven-day yield against an average of money market fund yields of all tax-free national retail money funds average of money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/17 o
                                (% of Net Assets)

      General Obligation ................................................. 16.0%
      Education .......................................................... 11.9%
      Electric Utilities ................................................. 11.8%
      Hospital ...........................................................  8.4%
      Community Service ..................................................  7.0%
      Electric/Gas Utilities .............................................  5.9%
      Buildings ..........................................................  4.1%
      Nursing/CCRC .......................................................  3.8%
      Municipal Finance ..................................................  3.3%
      Agricultural Products ..............................................  3.1%

                           o PORTFOLIO MIX - 3/31/17 o

                      [PIE CHART OF PORTFOLIO MIX 3/31/17]

VARIABLE-RATE DEMAND NOTES                                                 73.2%
FIXED-RATE INSTRUMENTS                                                     24.7%
PUT BONDS                                                                   1.2%
ADJUSTABLE-RATE NOTES                                                       1.2%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-23.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                  [CHART OF CUMULATIVE PERFORMANCE OF $10,000]

                                                                      USAA TAX
                                                                    EXEMPT MONEY
                                                                     MARKET FUND
03/31/07                                                              $10,000.00
04/30/07                                                               10,026.00
05/31/07                                                               10,056.00
06/30/07                                                               10,084.00
07/31/07                                                               10,111.00
08/31/07                                                               10,142.00
09/30/07                                                               10,168.00
10/31/07                                                               10,195.00
11/30/07                                                               10,223.00
12/31/07                                                               10,249.00
01/31/08                                                               10,272.00
02/29/08                                                               10,292.00
03/31/08                                                               10,316.00
04/30/08                                                               10,336.00
05/31/08                                                               10,357.00
06/30/08                                                               10,374.00
07/31/08                                                               10,389.00
08/31/08                                                               10,407.00
09/30/08                                                               10,436.00
10/31/08                                                               10,469.00
11/30/08                                                               10,482.00
12/31/08                                                               10,494.00
01/31/09                                                               10,502.00
02/28/09                                                               10,509.00
03/31/09                                                               10,516.00
04/30/09                                                               10,525.00
05/31/09                                                               10,534.00
06/30/09                                                               10,542.00
07/31/09                                                               10,550.00
08/31/09                                                               10,557.00
09/30/09                                                               10,561.00
10/31/09                                                               10,563.00
11/30/09                                                               10,565.00
12/31/09                                                               10,567.00
01/31/10                                                               10,567.00
02/28/10                                                               10,567.00
03/31/10                                                               10,567.00
04/30/10                                                               10,567.00
05/31/10                                                               10,568.00
06/30/10                                                               10,568.00
07/31/10                                                               10,568.00
08/31/10                                                               10,568.00
09/30/10                                                               10,568.00
10/31/10                                                               10,568.00
11/30/10                                                               10,568.00
12/31/10                                                               10,569.00
01/31/11                                                               10,569.00
02/28/11                                                               10,569.00
03/31/11                                                               10,569.00
04/30/11                                                               10,569.00
05/31/11                                                               10,569.00
06/30/11                                                               10,569.00
07/31/11                                                               10,569.00
08/31/11                                                               10,569.00
09/30/11                                                               10,569.00
10/31/11                                                               10,569.00
11/30/11                                                               10,570.00
12/31/11                                                               10,570.00
01/31/12                                                               10,572.00
02/29/12                                                               10,573.00
03/31/12                                                               10,573.00
04/30/12                                                               10,573.00
05/31/12                                                               10,573.00
06/30/12                                                               10,573.00
07/31/12                                                               10,573.00
08/31/12                                                               10,573.00
09/30/12                                                               10,573.00
10/31/12                                                               10,573.00
11/30/12                                                               10,573.00
12/31/12                                                               10,574.00
01/31/13                                                               10,574.00
02/28/13                                                               10,574.00
03/31/13                                                               10,574.00
04/30/13                                                               10,574.00
05/31/13                                                               10,574.00
06/30/13                                                               10,574.00
07/31/13                                                               10,574.00
08/31/13                                                               10,575.00
09/30/13                                                               10,575.00
10/31/13                                                               10,575.00
11/30/13                                                               10,575.00
12/31/13                                                               10,576.00
01/31/14                                                               10,576.00
02/28/14                                                               10,576.00
03/31/14                                                               10,576.00
04/30/14                                                               10,576.00
05/31/14                                                               10,576.00
06/30/14                                                               10,576.00
07/31/14                                                               10,576.00
08/31/14                                                               10,577.00
09/30/14                                                               10,577.00
10/31/14                                                               10,577.00
11/30/14                                                               10,577.00
12/31/14                                                               10,577.00
01/31/15                                                               10,577.00
02/28/15                                                               10,577.00
03/31/15                                                               10,577.00
04/30/15                                                               10,577.00
05/31/15                                                               10,577.00
06/30/15                                                               10,578.00
07/31/15                                                               10,578.00
08/31/15                                                               10,578.00
09/30/15                                                               10,578.00
10/31/15                                                               10,578.00
11/30/15                                                               10,578.00
12/31/15                                                               10,580.00
01/31/16                                                               10,580.00
02/29/16                                                               10,580.00
03/31/16                                                               10,580.00
04/30/16                                                               10,580.00
05/31/16                                                               10,580.00
06/30/16                                                               10,580.00
07/31/16                                                               10,580.00
08/31/16                                                               10,580.00
09/30/16                                                               10,582.00
10/31/16                                                               10,585.00
11/30/16                                                               10,586.00
12/31/16                                                               10,599.00
01/31/17                                                               10,601.00
02/28/17                                                               10,602.00
03/31/17                                                               10,605.00

                                   [END CHART]

                       Data from 3/31/07 through 3/31/17.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Tax Exempt Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

8  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                           NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                              FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara               9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.           9,714,117,381                 352,502,522
Jefferson C. Boyce               9,717,710,105                 348,909,798
Dawn M. Hawley                   9,714,577,808                 352,042,095
Paul L. McNamara                 9,668,206,065                 398,413,838
Richard Y. Newton III            9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.        9,715,801,431                 350,818,472
Michael F. Reimherr              9,711,558,498                 355,061,405

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2017:

                   TAX-EXEMPT                  LONG-TERM CAPITAL
                   INCOME(1,3)                GAIN DISTRIBUTIONS(2)
                   -------------------------------------------------
                      100%                         $2,419,000
                   -------------------------------------------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

(3) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

10  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Money Market Fund at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 25, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CSD       Central School District
    EDA       Economic Development Authority
    EDC       Economic Development Corp.
    IDA       Industrial Development Authority/Agency
    IDB       Industrial Development Board

================================================================================

12  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    IDC       Industrial Development Corp.
    MTA       Metropolitan Transportation Authority

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, the USAA Mutual Funds Trust's Board of Trustees, must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Barclays Bank plc, Citigroup, Inc., Deutsche Bank A.G., JPMorgan Chase & Co., or Royal Bank of Canada.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from one of the following: Montana Board of Investments Intercap Program or National Rural Utility Corp.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               VARIABLE-RATE DEMAND NOTES (73.2%)

               ALABAMA (6.8%)
$ 20,000       Chatom IDB (NBGA)                                           1.04%          8/01/2041     $   20,000
  10,000       Columbia IDB                                                0.90          12/01/2037         10,000
   1,020       Huntsville Educational Building Auth.
                (LOC - BB&T Corp.)                                         0.90          12/01/2022          1,020
  25,000       Mobile County IDA (LOC - Swedbank AB)                       0.90           7/01/2040         25,000
  12,000       Mobile IDB                                                  0.95           8/01/2017         12,000
  30,000       Mobile IDB                                                  0.90           6/01/2034         30,000
  32,500       Tuscaloosa County Port Auth.
                (LOC - PNC Financial Services Group)                       0.98          12/01/2031         32,500
   5,190       West Jefferson IDB                                          0.96           6/01/2028          5,190
                                                                                                        ----------
                                                                                                           135,710
                                                                                                        ----------
               ARKANSAS (0.3%)
   5,175       Texarkana (LOC - PNC Financial Services Group)              1.06           3/01/2021          5,175
                                                                                                        ----------
               CALIFORNIA (2.6%)
   1,750       Bay Area Toll Auth. (LOC - Mitsubishi UFJ
                 Financial Group Inc.)                                     0.88           4/01/2045          1,750
   6,200       Health Facilities Financing Auth. (LIQ)
                 (LOC - Barclays Bank plc)(a)                              0.99           3/01/2042          6,200
   3,500       Irvine (LOC - Sumitomo Mitsui Banking Corp.)                0.85           9/02/2025          3,500
   8,703       Irvine (LOC - Sumitomo Mitsui Banking Corp.)                0.85           9/02/2050          8,703
   5,500       Pasadena (LOC - Bank of America Corp.)                      0.88           2/01/2035          5,500
   6,300       Pollution Control Financing Auth.
                 (LOC - Mizuho Corporate Bank Ltd.)                        0.88          11/01/2026          6,300
   3,970       Riverside County Asset Leasing Corps.
                 (LOC - Wells Fargo & Co.)                                 0.89          11/01/2032          3,970
   3,500       Riverside Electric Public Utilities
                 (LOC - Barclays Bank plc)                                 0.84          10/01/2029          3,500
  10,825       Statewide Communities Dev. Auth.
                 (LOC - Federal Home Loan Bank of Des Moines)
                 (LOC - Federal Home Loan Bank of San Francisco)           0.96           3/01/2057         10,825
   2,050       Statewide Communities Dev. Auth.
                 (LOC - Comerica Bank, N.A.)                               1.00           3/01/2057          2,050
                                                                                                        ----------
                                                                                                            52,298
                                                                                                        ----------
               COLORADO (0.5%)
   9,085       Sheridan County (LOC - JP Morgan Chase & Co.)               0.94          12/01/2029          9,085
                                                                                                        ----------

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14  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               CONNECTICUT (0.2%)
$  5,000       Health and Educational Facilities Auth.
                (LOC - Bank of America Corp.)                              0.93%          7/01/2030     $    5,000
                                                                                                        ----------
               DISTRICT OF COLUMBIA (0.8%)
   1,800       District of Columbia (LOC - Bank of America Corp.)          1.02           7/01/2022          1,800
   6,300       District of Columbia (LOC - SunTrust Bank)                  0.94          10/01/2037          6,300
   4,570       Metropolitan Washington Airports Auth.
                (LOC - Toronto-Dominion Bank)                              0.90          10/01/2039          4,570
   3,835       Metropolitan Washington Airports Auth.
                (LOC - Sumitomo Mitsui Banking Corp.)                      0.92          10/01/2039          3,835
                                                                                                         ----------
                                                                                                             16,505
                                                                                                         ----------
               FLORIDA (4.2%)
   9,150       Dade County IDA                                             0.96           6/01/2021          9,150
  21,300       Escambia County                                             1.25           4/01/2039         21,300
   1,740       Jacksonville                                                0.89           5/01/2029          1,740
   2,560       Lee County IDA (LOC - Fifth Third Bank)                     1.02           6/01/2025          2,560
   4,000       Martin County                                               0.91           7/15/2022          4,000
  37,810       St. Lucie County                                            0.97           9/01/2028         37,810
   8,560       UCF Health Facilities Corp. (LOC - Fifth Third Bank)        1.00           7/01/2037          8,560
                                                                                                        ----------
                                                                                                            85,120
                                                                                                        ----------
               GEORGIA (0.7%)
   1,950       Cobb County Dev. Auth. (LOC - Federal Home
                Loan Bank of Atlanta)                                      0.90           2/01/2030          1,950
  12,600       Roswell Housing Auth. (LOC - Northern Trust Corp.)          0.87           9/01/2027         12,600
                                                                                                        ----------
                                                                                                            14,550
                                                                                                        ----------
               ILLINOIS (6.2%)
   2,880       Dev. Finance Auth. (LOC - Bank of America Corp.)            0.97           9/01/2032          2,880
  16,000       Dev. Finance Auth. (LOC - Fifth Third Bank)                 1.01           2/01/2033         16,000
   1,770       Educational Facilities Auth. (LOC - Fifth Third Bank)       1.00           7/01/2024          1,770
   3,490       Educational Facilities Auth. (LOC - Huntington
                 National Bank)                                            1.14          10/01/2032          3,490
   2,380       Finance Auth. (LOC - Fifth Third Bank)                      1.11           3/01/2031          2,380
   5,310       Finance Auth. (LOC - Northern Trust Corp.)                  0.98           4/01/2033          5,310
  11,400       Finance Auth. (LOC - Huntington National Bank)              1.14          10/01/2033         11,400
  12,950       Finance Auth. (LOC - Fifth Third Bank)                      0.98           6/01/2038         12,950
   8,800       Finance Auth. (LOC - Key Bank, N.A.)                        0.97          11/01/2039          8,800
  15,400       Galesburg Revenue (LOC - PNC Financial
                 Services Group)                                           0.94           3/01/2031         15,400
  12,400       Kane County (LOC - Fifth Third Bank)                        1.01           2/01/2028         12,400
  22,490       Metropolitan Pier & Exposition Auth. (LIQ)
                 (LOC - Deutsche Bank A.G.)(a)                             1.30           6/15/2050         22,490

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$  8,530       Village of Morton Grove
                (LOC - Bank of America Corp.)                              0.94%         12/01/2041     $    8,530
                                                                                                        ----------
                                                                                                           123,800
                                                                                                        ----------
               INDIANA (1.6%)
   5,445       Berne (LOC - Federal Home Loan Bank of Indianapolis)        1.00          10/01/2033          5,445
  11,025       Dearborn County EDA (LOC - Fifth Third Bank)                1.01           4/01/2036         11,025
   3,505       Evansville (LOC - Fifth Third Bank)                         1.00           1/01/2025          3,505
   9,115       Finance Auth. (LOC - Federal Home Loan
                 Bank of Indianapolis)                                     0.99           7/01/2029          9,115
   1,010       Finance Auth. (LOC - Fifth Third Bank)                      1.02           9/01/2031          1,010
   2,245       Finance Auth. (LOC - PNC Financial Services Group)          1.06           6/01/2037          2,245
                                                                                                        ----------
                                                                                                            32,345
                                                                                                        ----------
               IOWA (4.4%)
   6,850       Chillicothe                                                 0.99           1/01/2023          6,850
  12,750       Council Bluffs                                              0.98           1/01/2025         12,750
   9,600       Finance Auth                                                0.94           6/01/2039          9,600
  41,763       Finance Auth.                                               0.94           9/01/2036         41,763
  10,900       Louisa County                                               0.93          10/01/2024         10,900
   5,500       Urbandale (LOC - Wells Fargo & Co.)                         1.01          11/01/2020          5,500
                                                                                                        ----------
                                                                                                            87,363
                                                                                                        ----------
               KENTUCKY (1.1%)
  11,490       Georgetown (LOC - Fifth Third Bank)                         1.00          11/15/2029         11,490
   2,495       Lexington-Fayette Urban County
                (LOC - Federal Home Loan Bank of Cincinnati)               1.16          12/01/2027          2,495
   8,430       Lexington-Fayette Urban County
                (LOC - Fifth Third Bank)                                   1.00           1/01/2033          8,430
                                                                                                        ----------
                                                                                                            22,415
                                                                                                        ----------
               LOUISIANA (2.0%)
     175       Environmental Facilities and Community Dev. Auth.
                (LOC - Federal Home Loan Bank of Dallas)                   0.98           4/01/2018            175
   7,500       Environmental Facilities and Community Dev. Auth.           0.95          12/01/2030          7,500
   1,515       Hammond Area Economic and Industrial Dev. District
                (LOC - Federal Home Loan Bank of Dallas)                   0.90           3/01/2033          1,515
   5,905       New Orleans (LOC - Capital One, N.A.)                       1.14           8/01/2024          5,905
   7,915       Public Facilities Auth.                                     0.97           8/01/2017          7,915
     270       Public Facilities Auth. (LOC - Capital One, N.A.)           1.18           7/01/2023            270
  11,000       St. James Parish                                            1.05          11/01/2040         11,000
   6,210       St. Tammany Parish Dev. District
                (LOC - Federal Home Loan Bank of Dallas)                   0.90           3/01/2033          6,210
                                                                                                        ----------
                                                                                                            40,490
                                                                                                        ----------

================================================================================

16  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               MARYLAND (0.5%)
$  9,420       Williamsport (LOC - Manufacturers &
                Traders Trust Co.)                                         0.96%         11/01/2037     $    9,420
                                                                                                        ----------
               MICHIGAN (2.8%)
   7,500       Finance Auth. (LOC - Fifth Third Bank)                      0.91          12/01/2032          7,500
   2,000       Finance Auth. (LOC - Fifth Third Bank)                      0.91          12/01/2032          2,000
   4,500       Finance Auth. (LOC - Fifth Third Bank)                      0.91          12/01/2032          4,500
  25,545       Higher Educational Facilities Auth.
                (LOC - Comerica Bank,N.A.)                                 0.91          11/01/2036         25,545
  10,000       Oakland County EDC (LOC - Fifth Third Bank)                 1.01           3/01/2029         10,000
   3,115       Strategic Fund (LOC - Fifth Third Bank)                     1.01           8/01/2023          3,115
     845       Strategic Fund (LOC - Fifth Third Bank)                     1.01          10/01/2027            845
   2,065       Strategic Fund (LOC - Fifth Third Bank)                     1.02           4/01/2035          2,065
                                                                                                        ----------
                                                                                                            55,570
                                                                                                        ----------
               MINNESOTA (0.3%)
   1,970       Canby Community Hospital District No.1                      1.29          11/01/2026          1,970
   4,515       New Ulm (LOC - Federal Home Loan
                Bank of Chicago)                                           1.01          10/01/2040          4,515
                                                                                                        ----------
                                                                                                             6,485
                                                                                                        ----------
               MISSISSIPPI (0.6%)
   4,380       Business Finance Corp. (LOC - Federal Home Loan
                Bank of Dallas)                                            0.90           3/01/2033          4,380
   8,170       Business Finance Corp. (LOC - PNC Financial
                Services Group)                                            0.90          12/01/2036          8,170
                                                                                                        ----------
                                                                                                            12,550
                                                                                                        ----------
               MISSOURI (1.6%)
   1,050       Health and Educational Facilities Auth.
                (LOC - Fifth Third Bank)                                   1.01          11/01/2020          1,050
  20,000       Jackson County IDA (LOC - Commerce Bank, N.A.)              0.95           7/01/2025         20,000
   3,300       St. Louis County IDA (LOC - U.S. Bancorp)                   0.94           6/15/2024          3,300
   6,800       St. Louis County IDA (LOC - Fifth Third Bank)               0.94           9/01/2038          6,800
                                                                                                        ----------
                                                                                                            31,150
                                                                                                        ----------
               NEBRASKA (0.5%)
  10,000       Washington County                                           0.93          12/01/2040         10,000
                                                                                                        ----------
               NEW HAMPSHIRE (2.4%)
  34,990       Business Finance (LOC - Landesbank
                Hessen-Thuringen)                                          0.97           9/01/2030         34,990
   6,185       Health and Education Facilities Auth.
                (LOC - Citizens Financial Group)                           1.00           7/01/2038          6,185

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$  7,890       Health and Educational Facilities Auth.
                (LOC - Citizens Financial Group)                           1.09%         10/01/2030     $    7,890
                                                                                                        ----------
                                                                                                            49,065
                                                                                                        ----------
               NEW JERSEY (0.2%)
   3,210       EDA (LOC - Bank of America Corp.)                           0.92          11/01/2027          3,210
                                                                                                        ----------
               NEW MEXICO (0.2%)
   5,000       Hospital Equipment Loan Council
                (LOC - Fifth Third Bank)                                   1.03           7/01/2025          5,000
                                                                                                        ----------
               NEW YORK (10.2%)
   4,000       Albany IDA (LOC - Citizens Financial Group)                 1.03           5/01/2035          4,000
   9,420       Albany IDA (LOC - Key Bank, N.A.)                           0.94           7/01/2035          9,420
  15,045       Amherst IDA (LOC - Manufacturers &
                Traders Trust Co.)                                         0.96          10/01/2031         15,045
     200       Build NYC Resource Corp.
                (LOC - Toronto-Dominion Bank)                              1.01          12/01/2045            200
  32,905       Dormitory Auth. (LOC - Citizens Financial Group)            1.06           6/01/2038         32,905
     300       Energy Research and Dev. Auth.
                (LOC - Mizuho Corporate Bank Ltd.)                         0.95           5/01/2039            300
     895       Erie County IDA (LOC - Key Bank, N.A.)                      0.99           6/01/2022            895
   3,930       Erie County IDA (LOC - Key Bank, N.A.)                      0.99           3/01/2024          3,930
   3,590       Guilderland IDA (LOC - Key Bank, N.A.)                      0.99           7/01/2032          3,590
   6,900       Housing Finance Agency (LOC - Landesbank
                Hessen-Thuringen)                                          0.87          11/01/2037          6,900
   6,470       Housing Finance Agency (LOC - Wells Fargo & Co.)            0.92          11/01/2046          6,470
  19,125       Hudson Yards Infrastructure Corp. (LIQ)
                (LOC - Royal Bank of Canada)(a)                            0.96           2/15/2019         19,125
  12,500       Liberty Development Corp. (LIQ)
                (LOC - Royal Bank of Canada)(a)                            0.96          11/15/2019         12,500
  12,105       MTA (LOC - BNP Paribas)                                     0.97          11/15/2045         12,105
   5,800       New York City (LIQ)(a)                                      0.94           8/01/2020          5,800
   1,900       New York City (LOC - Sumitomo Mitsui
                Banking Corp.)                                             0.91           9/01/2035          1,900
   5,900       New York City (LOC - Manufacturers &
                Traders Trust Co.)                                         1.03          12/01/2040          5,900
  25,255       New York City IDA (LOC - Key Bank, N.A.)                    0.97           7/01/2038         25,255
     785       Niagara County IDA (LOC - Key Bank, N.A.)                   0.99           9/01/2021            785
   4,175       Oneida County IDA (LOC - Citizens Financial Group)          0.99           7/01/2037          4,175
   4,950       Onondaga County IDA (LOC - Manufacturers &
                Traders Trust Co.)                                         0.96          12/01/2031          4,950
   7,095       Ontario County IDA (LOC - Key Bank, N.A.)                   0.94           7/01/2030          7,095
   7,700       Ramapo Housing Auth. (LOC - Manufacturers &
                Traders Trust Co.)                                         1.01          12/01/2029          7,700
   2,025       Seneca County IDA (LOC - Key Bank, N.A.)                    0.99           4/01/2020          2,025

================================================================================

18  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$  2,110       St. Lawrence County (LOC - Citizens
                Financial Group)                                           1.08%          7/01/2037     $    2,110
   3,455       Syracuse IDA (LOC - Key Bank, N.A.)                         0.99           1/01/2033          3,455
   5,990       Tompkins County IDA (LOC - Bank of
                America Corp.)                                             1.03           2/01/2037          5,990
   1,100       Triborough Bridge and Tunnel Auth.
                (LOC - State Street Bank and Trust Co.)                    0.87           1/01/2032          1,100
                                                                                                        ----------
                                                                                                           205,625
                                                                                                        ----------
               OHIO (2.1%)
   2,880       Akron Metropolitan Housing Auth.
                (LOC - Huntington National Bank)                           1.10           4/01/2018          2,880
   2,800       Cincinnati and Hamilton County
                (LOC - Fifth Third Bank)                                   0.94           9/01/2025          2,800
   3,900       Hamilton County (LOC - Fifth Third Bank)                    1.00          12/01/2024          3,900
  10,500       Hamilton County (LOC - Fifth Third Bank)                    1.01          12/01/2026         10,500
   1,450       Highland County (LOC - Fifth Third Bank)                    1.02           8/01/2024          1,450
   2,920       Loraine Port Auth. (LOC - Key Bank, N.A.)                   1.01           7/01/2028          2,920
  10,945       Pike County Health Care Facilities
                (LOC - Bank of America Corp.)                              0.98          11/01/2033         10,945
   1,965       Pike County Health Care Facilities
                (LOC - Bank of America Corp.)                              0.98          11/01/2033          1,965
   3,790       Toledo-Lucas County Port Auth.
                (LOC - Fifth Third Bank)                                   0.94           9/01/2019          3,790
   1,640       Wayne County (LOC - Fifth Third Bank)                       1.06           9/01/2021          1,640
                                                                                                        ----------
                                                                                                            42,790
                                                                                                        ----------
               OKLAHOMA (3.5%)
   6,520       Edmond EDA (LOC - Bank of Oklahoma, N.A.)                   1.06           6/01/2031          6,520
   8,700       Garfield County Industrial Auth.                            0.95           1/01/2025          8,700
  20,900       Muskogee Industrial Trust                                   0.90           1/01/2025         20,900
  26,000       Muskogee Industrial Trust                                   0.95           6/01/2027         26,000
   8,615       Tulsa Industrial Auth. (LOC - Bank of
                Oklahoma, N.A.)                                            1.06          11/01/2026          8,615
                                                                                                        ----------
                                                                                                            70,735
                                                                                                        ----------
               PENNSYLVANIA (2.7%)
   8,355       Allegheny County Hospital Dev. Auth.
                (LOC - PNC Financial Services Group)                       0.94           6/01/2035          8,355
   5,250       Chartiers Valley Industrial and Commercial Dev. Auth.       1.43          11/15/2017          5,250
  34,050       Delaware Valley Regional Finance Auth.
                (LOC - Bayerische Landesbank)                              1.00           6/01/2042         34,050
   6,570       Derry Township Industrial and Commercial Dev. Auth.
                (LOC - PNC Financial Services Group)                       0.94          11/01/2030          6,570
                                                                                                        ----------
                                                                                                            54,225
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               RHODE ISLAND (0.6%)
$  4,120       EDC (LOC - Citizens Financial Group)                        1.05%          3/01/2038     $    4,120
   7,365       Health and Educational Building Corp.
                (LOC - Citizens Financial Group)                           1.00           6/01/2035          7,365
                                                                                                        ----------
                                                                                                            11,485
                                                                                                        ----------
               SOUTH CAROLINA (0.2%)
   3,500       EDA (LOC - Fifth Third Bank)                                1.01           2/01/2028          3,500
                                                                                                        ----------
               SOUTH DAKOTA (0.7%)
   5,975       Health and Educational Facilities Auth.                     1.29          11/01/2020          5,975
   2,475       Health and Educational Facilities Auth.                     1.29          11/01/2025          2,475
   5,105       Health and Educational Facilities Auth.                     1.29          11/01/2027          5,105
                                                                                                        ----------
                                                                                                            13,555
                                                                                                        ----------
               TENNESSEE (1.5%)
  15,000       Chattanooga Health, Educational and Housing
                Facilities Board (LIQ) (LOC - Deutsche Bank A.G.)(a)       1.18           1/01/2045         15,000
   4,530       Memphis-Shelby County IDB (LOC - SunTrust Bank)             0.94           1/01/2028          4,530
  10,245       Metropolitan Government of Nashville and
                Davidson County (LOC - Fifth Third Bank)                   1.00          12/01/2024         10,245
                                                                                                        ----------
                                                                                                            29,775
                                                                                                        ----------
               TEXAS (5.0%)
  26,300       Atascosa County IDC (NBGA)                                  0.98           6/30/2020         26,300
   8,440       Austin (LOC - JP Morgan Chase & Co.)                        0.92          11/15/2029          8,440
   7,200       Brazos Harbor IDC                                           0.95           7/01/2022          7,200
  15,000       Port Arthur                                                 0.92          12/01/2040         15,000
  25,000       Port Arthur                                                 0.92           6/01/2041         25,000
  11,000       Port of Port Arthur Navigation District                     1.16          12/01/2039         11,000
   7,000       Port of Port Arthur Navigation District                     1.15          11/01/2040          7,000
                                                                                                        ----------
                                                                                                            99,940
                                                                                                        ----------
               VIRGINIA (2.8%)
   3,100       Albemarle County IDA (LOC - SunTrust Bank)                  0.94          10/01/2037          3,100
   3,400       Fairfax County IDA                                          0.91           5/15/2042          3,400
     500       Fauquier County IDA (LOC - PNC Financial
                Services Group)                                            0.95           4/01/2038            500
   3,095       Greene County EDA (LOC - BB&T Corp.)                        0.95           6/01/2026          3,095
   4,600       Hampton Roads Sanitation District                           0.93           8/01/2046          4,600
   5,245       Hanover County EDA (LOC - U.S. Bancorp)                     0.92          11/01/2025          5,245
   5,715       Hanover County EDA (LOC - Bank of New York
                Mellon Corp.)                                              0.94          11/01/2025          5,715
   6,070       Lexington IDA                                               0.85           1/01/2035          6,070
   6,000       Loudoun County IDA (LOC - Northern Trust Corp.)             0.93           6/01/2034          6,000
   3,900       Loudoun County IDA                                          0.91           2/15/2038          3,900

================================================================================

20  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$  2,355       Lynchburg IDA (LOC - Federal Home Loan
                Bank of Atlanta)                                           0.89%          1/01/2028     $    2,355
   1,105       Montgomery County IDA (LOC - Bank of New York
                Mellon Corp.)                                              0.85           6/01/2035          1,105
   1,000       Norfolk EDA                                                 0.87          11/01/2034          1,000
   5,505       Small Business Financing Auth.
                (LOC - Bank of America Corp.)                              0.92           7/01/2030          5,505
               Transportation Board (LIQ)(a)
     200                                                                   0.94           5/15/2020            200
               Univ. of Virginia (LIQ)(a)
   3,815                                                                   0.94          12/01/2017          3,815
               Virginia College Building Auth. (LIQ)(a)
     200                                                                   0.94           2/01/2021            200
                                                                                                        ----------
                                                                                                            55,805
                                                                                                        ----------
               WASHINGTON (1.0%)
  10,170       Health Care Facilities Auth. (LOC - Barclays
                Bank plc)                                                  0.90           8/15/2041         10,170
   9,905       Higher Education Facilities Auth.                           0.95          10/01/2031          9,905
     130       Seattle Housing Auth. (LOC - Key Bank, N.A.)                0.99           9/01/2036            130
                                                                                                        ----------
                                                                                                            20,205
                                                                                                        ----------
               WEST VIRGINIA (1.8%)
  26,545       Hospital Finance Auth. (LOC - Fifth Third Bank)             0.99          10/01/2033         26,545
   9,630       Marshall County                                             0.97           3/01/2026          9,630
                                                                                                        ----------
                                                                                                            36,175
                                                                                                        ----------
               WISCONSIN (0.0%)
     545       Health and Educational Facilities Auth.
                (LOC - JP Morgan Chase & Co.)                              1.02           5/01/2026            545
                                                                                                        ----------
               WYOMING (0.6%)
  12,000       Gillette                                                    1.00           1/01/2018         12,000
                                                                                                        ----------
               Total Variable-Rate Demand Notes (cost: $1,468,666)                                       1,468,666
                                                                                                        ----------

               PUT BONDS (1.2%)

               MONTANA (1.2%)
   5,000       Board of Investments (NBGA)                                 1.20           3/01/2025          5,000
  10,000       Board of Investments (NBGA)                                 1.20           3/01/2028         10,000
  10,000       Board of Investments (NBGA)                                 1.20           3/01/2029         10,000
                                                                                                        ----------
                                                                                                            25,000
                                                                                                        ----------
               Total Put Bonds (cost: $25,000)                                                              25,000
                                                                                                        ----------

               ADJUSTABLE-RATE NOTES (1.2%)

               CALIFORNIA (1.2%)
  24,775       Golden Empire Schools Financing Auth.
                (cost: $24,775)                                            1.41           5/01/2017         24,775
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               FIXED-RATE INSTRUMENTS (24.7%)

               CALIFORNIA (3.0%)
$ 26,900       San Diego County Water Auth.                                0.70%          4/06/2017     $   26,900
   7,000       San Diego County Water Auth.                                0.73           4/10/2017          7,000
  26,000       Statewide Communities Dev. Auth.                            0.88           6/08/2017         26,000
                                                                                                        ----------
                                                                                                            59,900
                                                                                                        ----------
               MARYLAND (0.8%)
  15,000       Johns Hopkins Univ.                                         0.73           5/04/2017         15,000
                                                                                                        ----------
               NEW YORK (10.9%)
  13,000       Addison CSD                                                 2.00           6/27/2017         13,033
   3,490       Adirondack CSD                                              1.50           7/20/2017          3,496
   8,000       Albany CSD                                                  2.00           6/23/2017          8,016
  10,000       Auburn                                                      1.50           5/27/2017         10,007
   2,715       Berlin CSD                                                  2.00           6/28/2017          2,721
   3,500       Binghamton CSD                                              2.00           6/30/2017          3,507
  16,540       Chenango Forks CSD                                          2.00           6/22/2017         16,576
   6,500       Chenango Valley CSD                                         1.50           7/14/2017          6,511
   8,351       Cuba Rushford CSD                                           2.00           6/23/2017          8,370
   7,900       East Bloomfield CSD                                         2.00           7/07/2017          7,922
   2,994       Fredonia CSD                                                2.00           6/27/2017          3,000
   8,670       Gates Chili CSD                                             2.00           6/23/2017          8,691
  14,000       Indian River CSD                                            2.00           7/14/2017         14,038
   6,500       Johnstown School District                                   1.50           7/20/2017          6,513
  17,388       Kendall CSD                                                 1.25           6/30/2017         17,388
   4,100       Lansing CSD                                                 2.00           6/28/2017          4,110
   7,500       Maine Endwell CSD                                           2.00           6/30/2017          7,522
  16,145       Oakfield CSD                                                2.00           7/06/2017         16,188
   5,095       Pavilion CSD                                                2.00           6/23/2017          5,106
   9,965       Salmon River CSD                                            2.00           7/21/2017          9,994
   8,785       Silver Creek CSD                                            2.00           6/15/2017          8,803
   4,035       Spencer Van Etten CSD                                       2.25           6/29/2017          4,047
   7,300       Wallkill CSD                                                2.00           6/30/2017          7,319
   8,000       Wappingers CSD                                              2.00           7/07/2017          8,020
   3,100       Waverly CSD                                                 2.00           7/28/2017          3,109
  15,147       Yorkshire-Pioneer CSD                                       2.00           6/27/2017         15,186
                                                                                                        ----------
                                                                                                           219,193
                                                                                                        ----------
               TEXAS (9.4%)
  15,000       Dallas Area Rapid Transit                                   0.73           5/04/2017         15,000
  10,000       Dallas Area Rapid Transit                                   0.82           5/16/2017         10,000
  22,500       Dallas Area Rapid Transit                                   0.77           6/05/2017         22,500
   5,000       Dallas Area Rapid Transit                                   0.82           6/12/2017          5,000

================================================================================

22  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$  5,000       Houston                                                     0.73%          4/06/2017     $    5,000
  15,000       Houston                                                     0.75           4/12/2017         15,000
  15,000       Houston                                                     0.78           4/13/2017         15,000
  10,000       Houston (LOC - Citigroup, Inc.)                             0.76           4/18/2017         10,000
  10,000       Houston                                                     0.90           5/18/2017         10,000
   5,100       Houston                                                     0.90           5/25/2017          5,100
  30,000       San Antonio                                                 0.78           4/05/2017         30,000
  39,460       San Antonio                                                 0.80           5/04/2017         39,460
   6,500       Univ. of Texas                                              0.69           4/03/2017          6,500
                                                                                                        ----------
                                                                                                           188,560
                                                                                                        ----------
               VIRGINIA (0.1%)
   2,530       Stafford County & Staunton IDA
                (LOC - Bank of America Corp.)                              0.75           4/06/2017          2,530
                                                                                                        ----------
               WISCONSIN (0.5%)
  10,000       Sun Prairie ASD                                             2.00           6/01/2017         10,009
                                                                                                        ----------
               Total Fixed-Rate Instruments (cost: $495,192)                                               495,192
                                                                                                        ----------

               TOTAL INVESTMENTS (COST: $2,013,633)                                                     $2,013,633
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                              VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                                  LEVEL 1         LEVEL 2             LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                                   $-      $1,468,666                  $-     $1,468,666
Put Bonds                                                     -          25,000                   -         25,000
Adjustable-Rate Notes                                         -          24,775                   -         24,775
Fixed-Rate Instruments                                        -         495,192                   -        495,192
------------------------------------------------------------------------------------------------------------------
Total                                                        $-      $2,013,633                  $-     $2,013,633
------------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The cost of securities at March 31, 2017, for federal income tax purposes, was $2,013,633,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

24  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                  $2,013,633
   Cash                                                                                         124
   Receivables:
      Capital shares sold                                                                     4,899
      Interest                                                                                4,211
                                                                                         ----------
         Total assets                                                                     2,022,867
                                                                                         ----------
LIABILITIES
   Payables:
      Securities purchased                                                                    8,200
      Capital shares redeemed                                                                 6,831
      Dividends on capital shares                                                                43
   Accrued management fees                                                                      486
   Other accrued expenses and payables                                                          216
                                                                                         ----------
         Total liabilities                                                                   15,776
                                                                                         ----------
            Net assets applicable to capital shares outstanding                          $2,007,091
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $2,007,091
                                                                                         ----------
            Net assets applicable to capital shares outstanding                          $2,007,091
                                                                                         ==========
   Capital shares outstanding, no par value                                               2,007,083
                                                                                         ==========
   Net asset value, redemption price, and offering price per share                       $     1.00
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                          $15,230
                                                                                            -------
EXPENSES
   Management fees                                                                            6,592
   Administration and servicing fees                                                          2,354
   Transfer agent's fees                                                                      3,923
   Custody and accounting fees                                                                  287
   Postage                                                                                      281
   Shareholder reporting fees                                                                    55
   Trustees' fees                                                                                30
   Registration fees                                                                             35
   Professional fees                                                                            143
   Other                                                                                         42
                                                                                            -------
      Total expenses                                                                         13,742
   Expenses reimbursed                                                                       (1,085)
                                                                                            -------
      Net expenses                                                                           12,657
                                                                                            -------
NET INVESTMENT INCOME                                                                         2,573
                                                                                            -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                          2,545
                                                                                            -------
   Increase in net assets resulting from operations                                         $ 5,118
                                                                                            =======

See accompanying notes to financial statements.

================================================================================

26  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

---------------------------------------------------------------------------------------------------

                                                                         2017                  2016
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                          $     2,573           $       262
   Net realized gain on investments                                     2,545                   334
                                                                  ---------------------------------
      Increase in net assets resulting from operations                  5,118                   596
                                                                  ---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (2,573)                 (262)
   Net realized gains                                                  (2,564)                 (364)
                                                                  ---------------------------------
      Distributions to shareholders                                    (5,137)                 (626)
                                                                  ---------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                        2,295,385             1,306,564
   Reinvested dividends                                                 5,083                   622
   Cost of shares redeemed                                         (2,927,812)           (1,349,410)
                                                                  ---------------------------------
      Decrease in net assets from capital share transactions         (627,344)              (42,224)
                                                                  ---------------------------------
   Net decrease in net assets                                        (627,363)              (42,254)

NET ASSETS
   Beginning of year                                                2,634,454             2,676,708
                                                                  ---------------------------------
   End of year                                                    $ 2,007,091           $ 2,634,454
                                                                  =================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                      2,295,385             1,306,564
   Shares issued for dividends reinvested                               5,083                   622
   Shares redeemed                                                 (2,927,812)           (1,349,410)
                                                                  ---------------------------------
      Decrease in shares outstanding                                 (627,344)              (42,224)
                                                                  =================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Tax Exempt Money Market Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax, with a further objective of preserving capital and maintaining liquidity.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services

================================================================================

28  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

================================================================================

30  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2017, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended March 31, 2017, the Fund paid CAPCO facility fees of $16,000, which represents 3.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2017, and 2016, was as follows:

                                                                    2017                  2016
                                                              -------------------------------------
Ordinary income*                                              $  145,000                   $ 70,000
Tax-exempt income                                              2,573,000                    262,000
Long-term realized capital gain                                2,419,000                    294,000
                                                              ----------                   --------
  Total distributions paid                                    $5,137,000                   $626,000
                                                              ==========                   ========

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of March 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                                             $43,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

32  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

At March 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended March 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets. For the year ended March 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $6,592,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,354,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2017, the Fund reimbursed the Manager $58,000 for these compliance and legal services. These

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets, plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Prior to June 1, 2016, the Fund paid transfer agent service fees based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. For the year ended March 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $3,923,000.

D. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended March 31, 2017, the Fund incurred reimbursable expenses of $1,085,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING

================================================================================

34  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                                                            YEAR ENDED MARCH 31,
                             ------------------------------------------------------------------------------
                                   2017            2016            2015               2014             2013
                             ------------------------------------------------------------------------------
Net asset value at
 beginning of period         $     1.00      $     1.00      $     1.00         $     1.00       $     1.00
                             ------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income(a)           .00             .00             .00                .00              .00
 Net realized and
  unrealized gain(a)                .00             .00             .00                .00              .00
                             ------------------------------------------------------------------------------
Total from investment
 operations(a)                      .00             .00             .00                .00              .00
                             ------------------------------------------------------------------------------
Less distributions from:
 Net investment income(a)          (.00)           (.00)           (.00)              (.00)            (.00)
 Realized capital gains(a)         (.00)           (.00)           (.00)              (.00)            (.00)
                             ------------------------------------------------------------------------------
Total distributions(a)             (.00)           (.00)           (.00)              (.00)            (.00)
                             ------------------------------------------------------------------------------
Net asset value at
 end of period               $     1.00      $     1.00      $     1.00         $     1.00       $     1.00
                             ==============================================================================
Total return (%)*,(b)               .23             .02             .01                .02              .01
Net assets at
 end of period (000)         $2,007,091      $2,634,454      $2,676,708         $2,747,771       $2,683,358
Ratios to average
 net assets:**
 Expenses (%)(b),(c)                .54             .17             .15                .21              .34
 Expenses, excluding
  reimbursements (%)(c)             .58             .58             .58                .56              .56
 Net investment income (%)          .11             .01             .01                .01              .01

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.

**  For the year ended March 31, 2017, average net assets were $2,351,678,000.

(a) Represents less than $0.01 per share.

(b) The Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

36  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2016, through March 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  37

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                       BEGINNING                ENDING                DURING PERIOD*
                                     ACCOUNT VALUE           ACCOUNT VALUE           OCTOBER 1, 2016 -
                                     OCTOBER 1, 2016        MARCH 31, 2017            MARCH 31, 2017
                                     ----------------------------------------------------------------
Actual                                 $1,000.00              $1,002.10                   $2.90

Hypothetical
 (5% return before expenses)            1,000.00               1,022.04                    2.92

 *Expenses are equal to the Fund's annualized expense ratio of 0.58%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.21% for the six-month period of October 1, 2016, through March 31, 2017.

================================================================================

38  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr.McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

40  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

42  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton would bring to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2)   Member of Executive Committee.
     (3)   Member of Audit and Compliance Committee.
     (4)   Member of Product Management and Distribution Committee.
     (5)   Member of Corporate Governance Committee.
     (6)   Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+)   Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

44  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice
President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

46  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
Or call                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40859-0517                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA TAX EXEMPT SHORT-TERM FUND

 ============================================================

         ANNUAL REPORT
         USAA TAX EXEMPT SHORT-TERM FUND
         FUND SHARES o ADVISER SHARES
         MARCH 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE CONCENTRATED IN PARTICULAR
ASSET CLASSES COULD BE CARRYING MORE RISK IN        [PHOTO OF BROOKS ENGLEHARDT]
THEIR PORTFOLIOS THAN THEY REALIZE."

--------------------------------------------------------------------------------

MAY 2017

Diversification is a good idea, especially when you do not know what will happen next. When it comes to the financial markets, no one knows what will happen next. For example, stocks dipped just before the November 8, 2016 U.S. presidential election, as investors digested the possibility that Donald Trump might be elected president. Some market experts predicted a continued decline if he was victorious. Instead, stocks rallied. The story was similar in the bond market. Longer-term yields edged down ahead of the election, but then rose afterwards. Investors seemed to believe that President Trump's plans for increased infrastructure spending, reduced regulation, and tax reform would boost economic growth. Stronger economic growth could also increase inflation, which might lead the Federal Reserve (the Fed) to consider accelerating short-term interest rate increases.

Until March 2017, stock investors appeared to react favorably to the new administration's promises of fiscal stimulus and regulatory rollbacks, while discounting possible negative outcomes, such as legislative resistance or trade obstacles. But when the Republicans canceled a vote on the repeal of the Affordable Care Act and congressional divisions were revealed, doubts were raised about the timeline for a tax overhaul, regulatory reform, and an infrastructure deal. Investors rotated out of so-called "Trump trade" stocks, such as banks and industrials, and into growth-oriented information technology companies.

In the bond market, investors had been somewhat more skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve following the election. Longer-term U.S. Treasury yields rose, but they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the federal funds target rate in December 2016 and again in March 2017. At the end of the reporting period, the rate ranged between 0.75% and 1.00%.) We believe the bond market also may have considered government policy-related expectations to be too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure, less reason for the Fed to raise interest rates quickly, and less justification for lofty stock

================================================================================

================================================================================

valuations. During the reporting period overall, U.S. Treasury bond prices fell. (Bond prices and yields move in opposite directions.)

The tax-exempt bond market, in keeping with its historical tendency, followed the U.S. Treasury market. However, supply-and-demand dynamics also had an impact on the municipal bond market. At USAA Investments, we are keeping a close eye on possible changes in tax rates and policies. For example, if the government cuts income taxes, the taxable-equivalent yields of municipal securities would likely become less attractive, and this could potentially affect demand. Another potential issue is infrastructure spending. The president's promise to boost infrastructure spending could also affect municipal securities, the traditional source of funding for such initiatives. However, President Trump seems to be exploring other sources of funding, so it is not clear whether the supply of municipal bonds would expand as a result of his initiative. These unknowns might create some volatility in the municipal bond market, which could temporarily depress prices and boost yields. That said, volatility can also create buying opportunities. USAA's tax-exempt investment team will continue to focus on income and look for investments that have the potential to provide higher yields for our shareholders.

In this environment, diversification can potentially help you protect your portfolio against adverse market conditions or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management. Investors who are concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This also applies to investors who think they're diversified--because U.S. stocks have outperformed for some time, their weighting within a portfolio might have grown too large and might need to be rebalanced. We encourage you to speak with one of our financial advisors, who can help you review your portfolio and align your allocations with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead your team of portfolio managers will continue to stay abreast of changing political, economic, and market conditions as they strive to meet your investment expectations. From everyone at USAA Investments, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                    16

FINANCIAL INFORMATION

   Distributions to Shareholders                                              17

   Report of Independent Registered
     Public Accounting Firm                                                   18

   Portfolio of Investments                                                   19

   Notes to Portfolio of Investments                                          33

   Financial Statements                                                       35

   Notes to Financial Statements                                              38

EXPENSE EXAMPLE                                                               52

TRUSTEES' AND OFFICERS' INFORMATION                                           54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

204980-0517

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities, the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is three years or less.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

     [PHOTO OF REGINA G. CONKLIN]               [PHOTO OF DALE R. HOFFMANN]
     REGINA G. CONKLIN, CPA, CFA                DALE R. HOFFMANN
     USAA Asset                                 USAA Asset
     Management Company                         Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Municipal bond yields rose, causing municipal bond prices to fall, during the reporting period ended March 31, 2017. The yield on a three-year AAA general obligation bond climbed from 0.81% on March 31, 2016 to 1.19% on March 31, 2017. However, municipal bond yields were more volatile than these numbers suggest. Municipal bond yields fell at the beginning of the reporting period, dropping steadily through July 2016. After remaining generally stable through the rest of the summer 2016, yields began to increase during September 2016. Municipal bond yields increased after the November 2016 elections. Investors appeared to believe that politicians' pledges to cut taxes and decrease regulation, along with talk about increased infrastructure spending, would lead to stronger economic growth and possibly higher inflation. Late in the reporting period, there was some recovery in municipal bond prices.

    Although calendar year 2016 was a record issuance year for municipal bonds, demand was strong, and the available supply was easily digested by the market. Refunding bonds dominated the new-issues. In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, high-interest debt and replacing it with new bonds that have lower coupon rates. During November 2016, the bond market experienced investor liquidations for the first time in more than a year. Demand remained weak in the last two months of 2016, but was mostly positive during the first quarter of 2017. That, combined with a decrease in new-issue bonds, helped support the municipal bond market.

================================================================================

2  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    Overall, municipal bond credit quality remained strong during the reporting period. State and local revenues rose, though at a more moderate pace than in the recent past. Many state and municipal governments have broad taxing powers and are required by law to balance their budgets. Numerous issuers also took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls.

o HOW DID THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2017, the Fund Shares and Adviser Shares had a total return of 0.09% and -0.08%, respectively, versus an average return of 0.25% amongst the funds in the Lipper Short Municipal Debt Funds category. This compares to returns of 0.39% for the Lipper Short Municipal Debt Funds Index and 0.15% for the Bloomberg Barclays Municipal Bond Index*. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 1.44% and 1.16%, respectively, compared to the Lipper category average of 0.85%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    Consistent with our investment approach and the Fund's investment objective, we continued to manage the Fund with an income orientation.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the index is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

    The Fund benefited from its investments in variable-rate demand notes (VRDNs), as the VRDNs' interest rates rose during the reporting period. The VRDNs owned by the Fund possess a "demand" feature that allows the Fund to sell the note at par value (100% of face value) with notice of seven days or less. The VRDNs held by the Fund also have interest rates that adjust weekly to the market. During the reporting period, VRDN interest rates rose significantly in response to Fed interest rate increases and a drop in demand due to the implementation of money market fund reform. We also used VRDNs to help reduce the Fund's share price volatility.

    We maintained our focus on independent research during the reporting period. To identify attractive opportunities, we employed fundamental analysis that emphasized an issuer's ability and willingness to repay its debt. We worked with our in-house team of analysts to choose investments for the Fund on a bond-by-bond basis. Through our research, we seek both to recognize value and avoid potential pitfalls.

    During the reporting period, the Fund maintained a diversified portfolio primarily of investment-grade municipal bonds. These holdings are continuously monitored by our team of analysts. The Fund continues to be diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.
    o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT SHORT-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USSTX)

--------------------------------------------------------------------------------
                                                3/31/17              3/31/16
--------------------------------------------------------------------------------
Net Assets                                   $1.7 Billion         $1.8 Billion
Net Asset Value Per Share                       $10.45               $10.59

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.150               $0.156
Capital Gain Distributions Per Share              -                    -
Dollar-Weighted Average
Portfolio Maturity(+)                         1.9 Years             2.0 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
     1 YEAR                        5 YEARS                          10 YEARS
      0.09%                         1.00%                             2.36%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 3/31/17            EXPENSE RATIO AS OF 3/31/16**
--------------------------------------------------------------------------------
                1.09%                                     0.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2017

--------------------------------------------------------------------------------
                 TOTAL RETURN     =     DIVIDEND RETURN     +     PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS            2.36%         =         2.50%           +        -0.14%
5 YEARS             1.00%         =         1.66%           +        -0.66%
1 YEAR              0.09%         =         1.41%           +        -1.32%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2008 - MARCH 31, 2017

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

--------------------------------------------------------------------------------
            TOTAL RETURN         DIVIDEND RETURN         CHANGE IN SHARE PRICE
--------------------------------------------------------------------------------
3/31/08         3.84%                 3.93%                     -0.09%
3/31/09         2.38%                 4.36%                     -1.98%
3/31/10         5.46%                 3.15%                      2.31%
3/31/11         2.62%                 2.71%                     -0.09%
3/31/12         4.40%                 2.61%                      1.79%
3/31/13         2.42%                 2.05%                      0.37%
3/31/14         0.60%                 1.80%                     -1.20%
3/31/15         1.29%                 1.57%                     -0.28%
3/31/16         0.62%                 1.46%                     -0.84%
3/31/17         0.09%                 1.41%                     -1.32%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/17, and assuming marginal federal tax
rates of:                            28.00%      36.80%*     38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD          DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years            2.50%             3.47%       3.96%       4.08%       4.42%
5 Years             1.66%             2.31%       2.63%       2.71%       2.93%
1 Year              1.41%             1.96%       2.23%       2.30%       2.49%

To match the Fund Shares' closing 30-day SEC Yield of 1.09% on 3/31/17

A FULLY TAXABLE INVESTMENT MUST PAY:  1.51%       1.72%       1.78%       1.93%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2016 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       BLOOMBERG BARCLAYS           USAA TAX EXEMPT          LIPPER SHORT MUNICIPAL
                         MUNICIPAL BOND             SHORT-TERM FUND                DEBT FUNDS
                             INDEX                       SHARES                      INDEX
03/31/07                   $10,000.00                  $10,000.00                  $10,000.00
04/30/07                    10,029.61                   10,030.00                   10,025.60
05/31/07                     9,985.20                   10,023.00                   10,040.37
06/30/07                     9,933.45                   10,027.00                   10,038.60
07/31/07                    10,010.46                   10,066.00                   10,074.34
08/31/07                     9,967.27                   10,082.00                   10,087.72
09/30/07                    10,114.76                   10,160.00                   10,137.20
10/31/07                    10,159.85                   10,183.00                   10,163.62
11/30/07                    10,224.63                   10,236.00                   10,195.55
12/31/07                    10,253.01                   10,250.00                   10,226.72
01/31/08                    10,382.30                   10,390.00                   10,333.58
02/29/08                     9,906.97                   10,280.00                   10,211.75
03/31/08                    10,190.13                   10,383.00                   10,249.84
04/30/08                    10,309.37                   10,399.00                   10,269.96
05/31/08                    10,371.71                   10,436.00                   10,311.86
06/30/08                    10,254.64                   10,422.00                   10,294.34
07/31/08                    10,293.62                   10,480.00                   10,351.23
08/31/08                    10,414.08                   10,558.00                   10,400.56
09/30/08                     9,925.71                   10,447.00                   10,312.98
10/31/08                     9,824.40                   10,380.00                   10,279.50
11/30/08                     9,855.64                   10,416.00                   10,319.52
12/31/08                     9,999.32                   10,386.00                   10,324.80
01/31/09                    10,365.33                   10,607.00                   10,459.47
02/28/09                    10,419.78                   10,614.00                   10,456.71
03/31/09                    10,421.69                   10,630.00                   10,485.06
04/30/09                    10,629.88                   10,697.00                   10,532.52
05/31/09                    10,742.33                   10,761.00                   10,575.42
06/30/09                    10,641.70                   10,782.00                   10,595.94
07/31/09                    10,819.74                   10,857.00                   10,652.58
08/31/09                    11,004.71                   10,916.00                   10,679.71
09/30/09                    11,399.64                   11,024.00                   10,750.72
10/31/09                    11,160.35                   11,008.00                   10,738.88
11/30/09                    11,252.56                   11,083.00                   10,784.25
12/31/09                    11,290.59                   11,100.00                   10,797.16
01/31/10                    11,349.39                   11,164.00                   10,825.58
02/28/10                    11,459.40                   11,229.00                   10,849.06
03/31/10                    11,431.97                   11,210.00                   10,839.02
04/30/10                    11,570.90                   11,267.00                   10,858.51
05/31/10                    11,657.68                   11,301.00                   10,879.04
06/30/10                    11,664.61                   11,327.00                   10,890.02
07/31/10                    11,810.06                   11,406.00                   10,932.83
08/31/10                    12,080.45                   11,494.00                   10,969.32
09/30/10                    12,061.58                   11,497.00                   10,962.88
10/31/10                    12,028.17                   11,512.00                   10,969.77
11/30/10                    11,787.65                   11,473.00                   10,952.18
12/31/10                    11,559.22                   11,426.00                   10,934.72
01/31/11                    11,474.07                   11,418.00                   10,938.56
02/28/11                    11,656.73                   11,478.00                   10,960.90
03/31/11                    11,617.89                   11,503.00                   10,979.78
04/30/11                    11,825.95                   11,574.00                   11,016.97
05/31/11                    12,028.03                   11,654.00                   11,066.23
06/30/11                    12,070.00                   11,701.00                   11,090.23
07/31/11                    12,193.17                   11,770.00                   11,128.43
08/31/11                    12,401.78                   11,828.00                   11,163.42
09/30/11                    12,529.98                   11,844.00                   11,167.90
10/31/11                    12,483.40                   11,823.00                   11,152.60
11/30/11                    12,557.14                   11,859.00                   11,171.86
12/31/11                    12,796.03                   11,930.00                   11,207.84
01/31/12                    13,091.96                   11,997.00                   11,250.09
02/29/12                    13,104.86                   12,031.00                   11,276.06
03/31/12                    13,019.71                   12,011.00                   11,262.75
04/30/12                    13,169.91                   12,055.00                   11,290.29
05/31/12                    13,279.24                   12,099.00                   11,307.32
06/30/12                    13,264.98                   12,107.00                   11,311.86
07/31/12                    13,475.21                   12,149.00                   11,338.24
08/31/12                    13,490.55                   12,170.00                   11,347.82
09/30/12                    13,572.04                   12,187.00                   11,363.96
10/31/12                    13,610.34                   12,209.00                   11,369.47
11/30/12                    13,834.56                   12,243.00                   11,391.35
12/31/12                    13,663.57                   12,230.00                   11,373.80
01/31/13                    13,720.48                   12,237.00                   11,392.57
02/28/13                    13,762.04                   12,280.00                   11,410.19
03/31/13                    13,702.69                   12,300.00                   11,416.02
04/30/13                    13,852.89                   12,320.00                   11,429.86
05/31/13                    13,683.67                   12,306.00                   11,421.16
06/30/13                    13,296.21                   12,244.00                   11,367.45
07/31/13                    13,179.96                   12,251.00                   11,376.75
08/31/13                    12,991.87                   12,237.00                   11,362.44
09/30/13                    13,271.50                   12,266.00                   11,384.80
10/31/13                    13,376.34                   12,296.00                   11,413.93
11/30/13                    13,348.77                   12,303.00                   11,418.65
12/31/13                    13,314.68                   12,309.00                   11,419.33
01/31/14                    13,574.08                   12,351.00                   11,453.40
02/28/14                    13,733.24                   12,392.00                   11,482.65
03/31/14                    13,756.33                   12,373.00                   11,459.08
04/30/14                    13,921.61                   12,403.00                   11,482.84
05/31/14                    14,100.88                   12,434.00                   11,508.53
06/30/14                    14,113.10                   12,439.00                   11,506.87
07/31/14                    14,137.95                   12,444.00                   11,510.55
08/31/14                    14,309.21                   12,472.00                   11,528.32
09/30/14                    14,323.74                   12,475.00                   11,537.51
10/31/14                    14,421.93                   12,492.00                   11,547.27
11/30/14                    14,446.92                   12,494.00                   11,547.41
12/31/14                    14,519.71                   12,498.00                   11,538.63
01/31/15                    14,777.07                   12,537.00                   11,582.57
02/28/15                    14,624.69                   12,529.00                   11,563.95
03/31/15                    14,666.93                   12,532.00                   11,561.51
04/30/15                    14,589.93                   12,513.00                   11,555.39
05/31/15                    14,549.59                   12,495.00                   11,535.95
06/30/15                    14,536.42                   12,488.00                   11,540.87
07/31/15                    14,641.67                   12,516.00                   11,557.85
08/31/15                    14,670.46                   12,508.00                   11,562.27
09/30/15                    14,776.66                   12,536.00                   11,581.99
10/31/15                    14,835.47                   12,563.00                   11,601.41
11/30/15                    14,894.41                   12,566.00                   11,590.18
12/31/15                    14,999.12                   12,570.00                   11,594.09
01/31/16                    15,178.11                   12,606.00                   11,633.41
02/29/16                    15,201.88                   12,608.00                   11,649.62
03/31/16                    15,250.09                   12,610.00                   11,634.82
04/30/16                    15,362.27                   12,626.00                   11,655.53
05/31/16                    15,403.83                   12,629.00                   11,651.80
06/30/16                    15,648.83                   12,680.00                   11,689.70
07/31/16                    15,658.33                   12,695.00                   11,707.64
08/31/16                    15,679.52                   12,698.00                   11,707.24
09/30/16                    15,601.29                   12,691.00                   11,688.22
10/31/16                    15,437.51                   12,669.00                   11,682.47
11/30/16                    14,861.81                   12,539.00                   11,586.86
12/31/16                    15,036.33                   12,554.00                   11,600.30
01/31/17                    15,135.47                   12,580.00                   11,642.16
02/28/17                    15,240.59                   12,608.00                   11,678.75
03/31/17                    15,273.59                   12,623.00                   11,680.42

                                   [END CHART]

                  Data from 3/31/07 through 3/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Short Municipal Debt Funds Index, which measures the Fund's performance to that of the Lipper Short Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                         o 12-MONTH DIVIDEND YIELD COMPARISON o

                     [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                   USAA                              LIPPER
                                TAX EXEMPT                      SHORT MUNICIPAL
                                SHORT-TERM                         DEBT FUNDS
                                FUND SHARES                          AVERAGE
03/31/08                           3.86%                              3.27%
03/31/09                           4.39                               3.58
03/31/10                           3.00                               1.87
03/31/11                           2.70                               1.41
03/31/12                           2.53                               1.38
03/31/13                           2.02                               0.99
03/31/14                           1.81                               0.82
03/31/15                           1.56                               0.72
03/31/16                           1.47                               0.75
03/31/17                           1.44                               0.85

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/08 to 3/31/17.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT SHORT-TERM FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UTESX)

--------------------------------------------------------------------------------
                                                3/31/17              3/31/16
--------------------------------------------------------------------------------
Net Assets                                   $32.2 Million        $31.0 Million
Net Asset Value Per Share                       $10.46                $10.59

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.122                $0.129

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
    1 YEAR                     5 YEARS                SINCE INCEPTION 8/01/10
    -0.08%                      0.76%                          1.29%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS* AS OF 3/31/17
--------------------------------------------------------------------------------
    UNSUBSIDIZED         0.79%                       SUBSIDIZED         0.82%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 3/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       0.83%        AFTER REIMBURSEMENT         0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 0.80%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 0.82% on 3/31/17 and assuming marginal federal tax
rates of:                               28.00%     36.80%*    38.80%*    43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:     1.14%      1.30%      1.34%      1.45%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2016 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                   [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                            USAA TAX                      LIPPER
                         BLOOMBERG BARCLAYS             EXEMPT SHORT-TERM            SHORT MUNICIPAL
                           MUNICIPAL BOND                 FUND ADVISER                  DEBT FUNDS
                               INDEX                         SHARES                        INDEX
07/31/10                     $10,000.00                    $10,000.00                    $10,000.00
08/31/10                      10,228.95                     10,074.87                     10,033.38
09/30/10                      10,212.97                     10,085.31                     10,027.48
10/31/10                      10,184.68                     10,086.35                     10,033.79
11/30/10                       9,981.03                     10,049.96                     10,017.70
12/31/10                       9,787.61                     10,006.37                     10,001.73
01/31/11                       9,715.50                      9,997.77                     10,005.25
02/28/11                       9,870.17                     10,048.12                     10,025.68
03/31/11                       9,837.28                     10,068.74                     10,042.95
04/30/11                      10,013.45                     10,128.54                     10,076.96
05/31/11                      10,184.57                     10,196.15                     10,122.02
06/30/11                      10,220.10                     10,235.65                     10,143.97
07/31/11                      10,324.40                     10,293.76                     10,178.91
08/31/11                      10,501.03                     10,341.92                     10,210.92
09/30/11                      10,609.58                     10,353.30                     10,215.01
10/31/11                      10,570.14                     10,333.20                     10,201.02
11/30/11                      10,632.58                     10,362.76                     10,218.64
12/31/11                      10,834.86                     10,422.38                     10,251.55
01/31/12                      11,085.43                     10,478.59                     10,290.19
02/29/12                      11,096.35                     10,506.75                     10,313.95
03/31/12                      11,024.25                     10,486.24                     10,301.77
04/30/12                      11,151.44                     10,522.87                     10,326.96
05/31/12                      11,244.01                     10,558.72                     10,342.54
06/30/12                      11,231.93                     10,564.12                     10,346.69
07/31/12                      11,409.94                     10,598.09                     10,370.82
08/31/12                      11,422.94                     10,614.24                     10,379.58
09/30/12                      11,491.93                     10,627.28                     10,394.34
10/31/12                      11,524.36                     10,643.48                     10,399.39
11/30/12                      11,714.22                     10,671.47                     10,419.40
12/31/12                      11,569.44                     10,657.30                     10,403.34
01/31/13                      11,617.62                     10,661.62                     10,420.51
02/28/13                      11,652.81                     10,697.12                     10,436.63
03/31/13                      11,602.56                     10,711.77                     10,441.96
04/30/13                      11,729.74                     10,726.76                     10,454.63
05/31/13                      11,586.46                     10,711.89                     10,446.67
06/30/13                      11,258.38                     10,656.80                     10,397.54
07/31/13                      11,159.95                     10,660.80                     10,406.04
08/31/13                      11,000.68                     10,645.13                     10,392.95
09/30/13                      11,237.45                     10,668.85                     10,413.41
10/31/13                      11,326.23                     10,692.49                     10,440.05
11/30/13                      11,302.88                     10,696.72                     10,444.37
12/31/13                      11,274.02                     10,689.91                     10,444.99
01/31/14                      11,493.66                     10,732.65                     10,476.15
02/28/14                      11,628.43                     10,756.27                     10,502.91
03/31/14                      11,647.98                     10,749.21                     10,481.35
04/30/14                      11,787.93                     10,773.15                     10,503.08
05/31/14                      11,939.72                     10,796.81                     10,526.58
06/30/14                      11,950.07                     10,799.71                     10,525.07
07/31/14                      11,971.12                     10,801.48                     10,528.43
08/31/14                      12,116.12                     10,822.91                     10,544.69
09/30/14                      12,128.43                     10,824.00                     10,553.09
10/31/14                      12,211.57                     10,835.30                     10,562.01
11/30/14                      12,232.73                     10,836.28                     10,562.15
12/31/14                      12,294.37                     10,837.09                     10,554.11
01/31/15                      12,512.28                     10,868.36                     10,594.31
02/28/15                      12,383.26                     10,859.73                     10,577.28
03/31/15                      12,419.02                     10,850.33                     10,575.04
04/30/15                      12,353.82                     10,852.11                     10,569.45
05/31/15                      12,319.66                     10,823.46                     10,551.67
06/30/15                      12,308.51                     10,815.02                     10,556.16
07/31/15                      12,397.63                     10,836.38                     10,571.70
08/31/15                      12,422.01                     10,827.52                     10,575.73
09/30/15                      12,511.93                     10,859.78                     10,593.77
10/31/15                      12,561.73                     10,870.75                     10,611.53
11/30/15                      12,611.63                     10,871.34                     10,601.27
12/31/15                      12,700.29                     10,871.47                     10,604.84
01/31/16                      12,851.86                     10,911.45                     10,640.81
02/29/16                      12,871.98                     10,911.03                     10,655.63
03/31/16                      12,912.80                     10,900.13                     10,642.10
04/30/16                      13,007.79                     10,922.00                     10,661.04
05/31/16                      13,042.97                     10,922.00                     10,657.63
06/30/16                      13,250.42                     10,954.00                     10,692.30
07/31/16                      13,258.47                     10,964.00                     10,708.70
08/31/16                      13,276.41                     10,964.00                     10,708.34
09/30/16                      13,210.17                     10,955.00                     10,690.94
10/31/16                      13,071.49                     10,945.00                     10,685.68
11/30/16                      12,584.03                     10,830.00                     10,598.23
12/31/16                      12,731.80                     10,840.00                     10,610.52
01/31/17                      12,815.74                     10,860.00                     10,648.81
02/28/17                      12,904.75                     10,881.00                     10,682.28
03/31/17                      12,932.69                     10,892.00                     10,683.81

                                   [END CHART]

                  Data from 7/31/10 through 3/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper Short Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                      o 12-MONTH DIVIDEND YIELD COMPARISON o

                   [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                               USAA TAX EXEMPT                       LIPPER SHORT
                               SHORT-TERM FUND                   MUNICIPAL DEBT FUNDS
                               ADVISER SHARES                          AVERAGE
03/31/12                            2.28%                                1.38%
03/31/13                            1.77                                 0.99
03/31/14                            1.56                                 0.82
03/15/15                            1.32                                 0.72
03/31/16                            1.21                                 0.75
03/31/17                            1.16                                 0.85

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/17.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/17 o
                                (% of Net Assets)

General Obligation........................................................ 27.8%
Hospital.................................................................. 14.9%
Electric Utilities........................................................ 13.3%
Appropriated Debt.........................................................  7.5%
Special Assessment/Tax/Fee................................................  6.0%
Education.................................................................  6.0%
Toll Roads................................................................  4.8%
Environmental & Facilities Services.......................................  2.9%
Oil & Gas Refining & Marketing............................................  2.1%
Nursing/CCRC..............................................................  1.9%

You will find a complete list of securities that the Fund owns on pages 19-32.

================================================================================

14  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                         o PORTFOLIO RATINGS MIX - 3/31/17 o

                         [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         1.8%
AA                                                                         31.1%
A                                                                          45.1%
BBB                                                                        16.6%
BELOW INVESTMENT-GRADE                                                      1.3%
UNRATED                                                                     4.1%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-32.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                                   NUMBER OF SHARES VOTING
----------------------------------------------------------------------------------
TRUSTEES                                     FOR                    VOTES WITHHELD
----------------------------------------------------------------------------------
Daniel S. McNamara                      9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.                  9,714,117,381                 352,502,522
Jefferson C. Boyce                      9,717,710,105                 348,909,798
Dawn M. Hawley                          9,714,577,808                 352,042,095
Paul L. McNamara                        9,668,206,065                 398,413,838
Richard Y. Newton III                   9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.               9,715,801,431                 350,818,472
Michael F. Reimherr                     9,711,558,498                 355,061,405

================================================================================

16  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2017:

                                  Tax-Exempt
                                 Income(1, 2)
                                 ------------
                                     100%
                                 ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT SHORT-TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Short-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Short-Term Fund at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 25, 2017

================================================================================

18  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA     Economic Development Authority
    EDC     Economic Development Corp.
    ETM     Escrowed to final maturity
    IDA     Industrial Development Authority/Agency

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

    ISD     Independent School District
    MTA     Metropolitan Transportation Authority

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)   Principal and interest payments are insured by one of the following:
            Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Bank of America Corp., Barclays Bank plc, Citigroup, Inc., Deutsche Bank A.G., Dexia Credit Local, JPMorgan Chase & Co., or Wells Fargo Bank, N.A.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from one of the following: Georgia-Pacific LLC, or Texas Permanent School Fund.

================================================================================

20  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INVESTMENTS

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                             COUPON            FINAL             VALUE
(000)         SECURITY                                                              RATE            MATURITY           (000)
----------------------------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (45.1%)

              ARIZONA (0.1%)
$    1,000    Yavapai County IDA                                                    5.00%          8/01/2019      $    1,076
     1,105    Yavapai County IDA                                                    5.00           8/01/2020           1,215
                                                                                                                  ----------
                                                                                                                       2,291
                                                                                                                  ----------
              CALIFORNIA (1.8%)
       500    Anaheim Public Financing Auth.                                        5.00           5/01/2022             574
       250    Anaheim Public Financing Auth.                                        5.00           5/01/2024             294
     3,000    Golden State Tobacco Securitization Corp.                             5.00           6/01/2017           3,019
     1,125    Irvine                                                                5.00           9/02/2021           1,260
       500    Los Angeles County                                                    5.00           3/01/2021             566
     1,000    Los Angeles County                                                    5.00           9/01/2021           1,144
     2,000    Public Works Board                                                    5.00           4/01/2019           2,156
     2,700    Public Works Board                                                    5.00          11/01/2019           2,963
     1,000    Public Works Board                                                    5.00           4/01/2020           1,109
     1,500    Public Works Board                                                    5.00           4/01/2021           1,706
    15,000    State                                                                 5.00          10/01/2017          15,320
                                                                                                                  ----------
                                                                                                                      30,111
                                                                                                                  ----------
              COLORADO (0.1%)
     1,250    Health Facilities Auth.                                               4.00          12/01/2019           1,318
                                                                                                                  ----------
              CONNECTICUT (0.1%)
     2,235    West Haven (INS)                                                      5.00           8/01/2020           2,455
                                                                                                                  ----------
              FLORIDA (3.1%)
     4,500    Gulf Breeze                                                           3.10          12/01/2020           4,707
     1,385    Higher Educational Facilities Financing Auth.                         5.00           4/01/2021           1,543
     1,000    Jacksonville                                                          5.00          10/01/2019           1,092
     4,580    Jacksonville                                                          5.00          10/01/2020           5,125
       595    Lee County IDA                                                        3.75          10/01/2017             598
     3,165    Lee County IDA                                                        4.75          10/01/2022           3,321
     1,775    Miami Beach Health Facilities Auth.                                   5.00          11/15/2019           1,918
     1,250    Miami Beach Health Facilities Auth.                                   5.00          11/15/2020           1,378
     7,500    Miami-Dade County IDA                                                 3.75          12/01/2018           7,808
     2,820    Pinellas County Educational Facilities Auth.                          4.00          10/01/2020           3,012
     1,325    Southeast Overtown / Park West Community
                Redevelopment Agency(a)                                             5.00           3/01/2020           1,425
     1,000    Southeast Overtown / Park West Community
                Redevelopment Agency(a)                                             5.00           3/01/2023           1,108

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                             COUPON            FINAL             VALUE
(000)         SECURITY                                                              RATE            MATURITY           (000)
----------------------------------------------------------------------------------------------------------------------------
$   10,000    Sunshine State Governmental Financing Commission                      5.00%          9/01/2017      $   10,173
     8,975    Sunshine State Governmental Financing Commission                      5.00           9/01/2018           9,475
                                                                                                                  ----------
                                                                                                                      52,683
                                                                                                                  ----------
              GEORGIA (0.6%)
     3,415    Private Colleges and Univ. Auth.                                      5.00          10/01/2018           3,573
     1,255    Private Colleges and Univ. Auth.                                      5.00          10/01/2019           1,344
     1,265    Private Colleges and Univ. Auth.                                      5.00          10/01/2019           1,355
     3,770    Private Colleges and Univ. Auth.                                      5.00          10/01/2020           4,106
                                                                                                                  ----------
                                                                                                                      10,378
                                                                                                                  ----------
              GUAM (0.4%)
     1,500    Government                                                            5.00          12/01/2023           1,695
     2,000    Government                                                            5.00          12/01/2024           2,266
       860    Government Waterworks Auth.                                           5.00           7/01/2020             937
     1,000    Power Auth. (INS)                                                     5.00          10/01/2019           1,079
     1,500    Power Auth. (INS)                                                     5.00          10/01/2020           1,651
                                                                                                                  ----------
                                                                                                                       7,628
                                                                                                                  ----------
              IDAHO (0.3%)
     5,000    Nez Perce County                                                      2.75          10/01/2024           4,768
                                                                                                                  ----------
              ILLINOIS (4.7%)
    20,000    Chicago (INS)                                                         3.18(b)        1/01/2018          19,619
     4,000    Chicago Water                                                         5.00          11/01/2025           4,570
     2,000    Chicago Water                                                         5.00          11/01/2025           2,288
     2,500    Chicago Water                                                         4.00          11/01/2026           2,647
     1,000    Chicago Water                                                         5.00          11/01/2026           1,148
     1,000    Finance Auth.                                                         5.00           7/01/2018           1,045
     2,410    Finance Auth.                                                         5.00           8/15/2018           2,534
    14,360    Finance Auth.                                                         5.00           2/15/2019          14,767
     1,000    Finance Auth.                                                         5.00           7/01/2019           1,075
     1,420    Finance Auth.                                                         5.00           7/01/2020           1,562
    10,000    Finance Auth.                                                         4.00           2/15/2025          10,216
     6,500    Railsplitter Tobacco Settlement Auth.                                 5.00           6/01/2018           6,781
     4,160    Railsplitter Tobacco Settlement Auth.                                 5.25           6/01/2020           4,615
     1,090    Railsplitter Tobacco Settlement Auth.                                 5.25           6/01/2021           1,236
     1,735    Rosemont (INS)                                                        5.00          12/01/2022           1,939
     1,825    Rosemont (INS)                                                        5.00          12/01/2023           2,048
     1,915    Rosemont (INS)                                                        5.00          12/01/2024           2,153
                                                                                                                  ----------
                                                                                                                      80,243
                                                                                                                  ----------
              INDIANA (0.9%)
     5,000    Finance Auth.                                                         2.95          10/01/2022           5,234
    10,000    Whiting Environmental Facilities                                      5.00           7/01/2017          10,091
                                                                                                                  ----------
                                                                                                                      15,325
                                                                                                                  ----------

================================================================================

22  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                             COUPON            FINAL             VALUE
(000)         SECURITY                                                              RATE            MATURITY           (000)
----------------------------------------------------------------------------------------------------------------------------
              LOUISIANA (0.3%)
$    5,000    Tobacco Settlement Financing Corp.                                    5.00%          5/15/2022      $    5,604
                                                                                                                  ----------
              MASSACHUSETTS (0.3%)
     1,065    Dev. Finance Agency                                                   5.00           1/01/2018           1,094
     1,395    Dev. Finance Agency                                                   5.00           1/01/2019           1,477
     1,250    Dev. Finance Agency(i)                                                5.00           7/01/2025           1,429
     1,500    Dev. Finance Agency(i)                                                5.00           7/01/2026           1,716
                                                                                                                  ----------
                                                                                                                       5,716
                                                                                                                  ----------
              MICHIGAN (0.3%)
     2,165    Grand Traverse County Hospital Finance Auth.                          5.00           7/01/2018           2,267
     2,625    Grand Traverse County Hospital Finance Auth.                          5.00           7/01/2019           2,834
                                                                                                                  ----------
                                                                                                                       5,101
                                                                                                                  ----------
              MINNESOTA (0.2%)
     1,250    St. Paul Housing and Redevelopment Auth.                              5.00          11/15/2020           1,385
     1,575    St. Paul Housing and Redevelopment Auth.                              5.00          11/15/2021           1,775
                                                                                                                  ----------
                                                                                                                       3,160
                                                                                                                  ----------
              MISSISSIPPI (0.7%)
    10,000    Hospital Equipment and Facilities Auth.                               5.00           9/01/2024          11,428
                                                                                                                  ----------
              MISSOURI (0.4%)
     1,000    Cape Girardeau County IDA                                             5.00           6/01/2017           1,004
     5,000    Sikeston Electric System Revenue (INS)                                5.00           6/01/2020           5,479
                                                                                                                  ----------
                                                                                                                       6,483
                                                                                                                  ----------
              MONTANA (0.3%)
     6,000    Forsyth                                                               2.00           8/01/2023           5,789
                                                                                                                  ----------
              NEW JERSEY (10.7%)
    10,378    Belleville Township                                                   2.00           5/26/2017          10,392
     1,000    Building Auth.                                                        3.00           6/15/2023             946
     4,000    Building Auth.                                                        5.00           6/15/2024           4,232
     1,000    Casino Reinvestment Dev. Auth. (INS)                                  5.00          11/01/2024           1,117
     7,300    EDA (ETM)                                                             5.25           9/01/2019           8,004
     2,700    EDA                                                                   5.25           9/01/2019           2,861
     5,000    EDA                                                                   5.00           6/15/2020           5,344
     7,000    EDA                                                                   5.00           6/15/2021           7,574
    20,000    EDA                                                                   5.00           6/15/2022          21,244
     7,000    EDA                                                                   5.00           6/15/2023           7,435
     4,735    Educational Facilities Auth.                                          5.00           9/01/2022           5,030
     4,000    Educational Facilities Auth.                                          5.00           9/01/2023           4,249
     4,730    Educational Facilities Auth.                                          4.00           9/01/2024           4,706
     2,000    Health Care Facilities Financing Auth.                                5.00           7/01/2018           2,096
     2,000    Health Care Facilities Financing Auth.                                5.00           7/01/2019           2,161

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                             COUPON            FINAL             VALUE
(000)         SECURITY                                                              RATE            MATURITY           (000)
----------------------------------------------------------------------------------------------------------------------------
$    2,000    Health Care Facilities Financing Auth.                                5.00%          7/01/2020      $    2,218
    15,000    Kearny Board of Education                                             2.00          10/06/2017          15,052
    13,546    Linden                                                                2.25          12/13/2017          13,648
     5,057    Little Falls Township                                                 2.50          12/15/2017           5,100
     8,961    Orange Township                                                       2.50          12/12/2017           9,036
     3,455    Roselle                                                               2.50          12/12/2017           3,485
     3,014    Southampton Board of Education                                        2.00           7/05/2017           3,014
     5,000    Transportation Trust Fund Auth. (INS)                                 5.25          12/15/2020           5,549
     3,160    Transportation Trust Fund Auth. (INS)                                 5.50          12/15/2020           3,497
     1,500    Transportation Trust Fund Auth.                                       5.00           6/15/2022           1,596
     3,835    Transportation Trust Fund Auth.                                       5.00           6/15/2023           4,076
     5,095    Transportation Trust Fund Auth.                                       5.00           6/15/2024           5,509
     8,380    Union City                                                            2.50           3/26/2018           8,437
    13,956    Wall Township                                                         2.00           6/30/2017          13,984
                                                                                                                  ----------
                                                                                                                     181,592
                                                                                                                  ----------
              NEW YORK (13.5%)
    11,574    Auburn                                                                1.50           5/27/2017          11,581
     6,130    Auburn                                                                2.00           7/06/2017           6,141
     4,250    Bath                                                                  2.00           8/25/2017           4,260
     2,395    Belleville Henderson Central School District                          2.00           7/26/2017           2,399
    10,000    Broome County                                                         2.00           5/05/2017          10,010
     3,183    Corning                                                               1.50           8/16/2017           3,184
     1,200    Dormitory Auth(a)                                                     5.00          12/01/2024           1,344
     1,200    Dormitory Auth(a)                                                     5.00          12/01/2025           1,347
    15,000    Enlarged Ogdensburg City School District                              2.00           6/21/2017          15,027
     2,000    Environmental Facilities Corp.                                        2.75           7/01/2017           2,007
     2,005    Fishkill                                                              2.00           7/14/2017           2,007
    17,309    Geneva                                                                1.50           5/10/2017          17,316
     1,835    Glen Cove                                                             2.00           4/06/2017           1,835
     8,101    Glen Cove                                                             2.50           4/06/2017           8,102
    15,000    Hempstead                                                             1.50           4/14/2017          15,002
     5,170    Monroe County                                                         5.00           6/01/2020           5,714
     7,500    Nassau Health Care Corp.                                              2.75           1/16/2018           7,548
     2,467    Newburgh                                                              2.00           7/21/2017           2,471
     3,000    Oyster Bay                                                            3.88           6/28/2017           3,006
    10,000    Oyster Bay                                                            3.50           6/01/2018          10,077
    12,000    Oyster Bay                                                            4.00           6/01/2018          12,163
     3,693    Peekskill                                                             2.00           9/22/2017           3,707
     1,410    Rockland County                                                       3.50          10/01/2017           1,424
       550    Rockland County                                                       5.00          12/15/2017             563
     8,000    Rockland County(i)                                                    2.50           3/22/2018           8,082
     1,475    Rockland County                                                       3.50          10/01/2018           1,515

================================================================================

24  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                             COUPON            FINAL             VALUE
(000)         SECURITY                                                              RATE            MATURITY           (000)
----------------------------------------------------------------------------------------------------------------------------
$      550    Rockland County                                                       5.00%         12/15/2018      $      580
     1,520    Rockland County                                                       3.50          10/01/2019           1,580
     1,575    Rockland County                                                       3.50          10/01/2020           1,644
     2,500    Rockland County (INS)                                                 5.00           3/01/2023           2,864
     1,600    Rockland County (INS)                                                 5.00           3/01/2024           1,847
     2,500    Suffolk County EDC                                                    5.00           7/01/2019           2,692
     2,640    Suffolk County EDC                                                    5.00           7/01/2020           2,913
     2,378    Troy                                                                  2.00           8/04/2017           2,382
    14,347    Troy                                                                  2.00           2/09/2018          14,417
     7,523    Utica                                                                 1.50           5/05/2017           7,524
    13,756    Utica School District                                                 2.00           7/21/2017          13,772
     3,300    West Seneca Fire District No. 2                                       2.00           7/12/2017           3,304
     4,700    West Seneca Fire District No. 2                                       2.00           7/12/2017           4,706
     3,930    Yonkers(c)                                                            5.00          10/01/2017           4,007
     7,310    Yonkers(c)                                                            5.00          10/01/2018           7,710
                                                                                                                  ----------
                                                                                                                     229,774
                                                                                                                  ----------
              NORTH CAROLINA (0.4%)
     2,100    Medical Care Commission                                               4.38           7/01/2017           2,112
     3,855    Medical Care Commission                                               5.00           7/01/2018           4,037
                                                                                                                  ----------
                                                                                                                       6,149
                                                                                                                  ----------
              OHIO (0.6%)
     1,875    Hancock County                                                        4.25          12/01/2017           1,914
     1,000    Higher Educational Facility                                           5.00           5/01/2021           1,109
       500    Higher Educational Facility                                           5.00           5/01/2022             561
       550    Higher Educational Facility                                           5.00           5/01/2023             622
     1,000    Higher Educational Facility                                           5.00           5/01/2024           1,136
     1,150    Southeastern Ohio Port Auth.                                          5.00          12/01/2021           1,238
     1,000    Southeastern Ohio Port Auth.                                          5.00          12/01/2025           1,063
     1,800    Water Dev. Auth.                                                      1.55           7/01/2021           1,770
                                                                                                                  ----------
                                                                                                                       9,413
                                                                                                                  ----------
              PENNSYLVANIA (2.4%)
     1,000    Bethlehem Auth. (INS)                                                 5.00          11/15/2020           1,109
       905    Chester County IDA                                                    3.75          10/01/2024             906
     7,975    Coatesville School District                                           3.46(b)        8/15/2018           7,744
     1,165    Coatesville School District                                           3.86(b)        8/15/2019           1,097
     5,305    Coatesville School District                                           4.13(b)        8/15/2020           4,832
     1,000    Coatesville School District (INS)                                     5.00           8/01/2024           1,162
       800    Coatesville School District (INS)                                     5.00           8/01/2025             936
     1,980    Cumberland County Municipal Auth.                                     3.25          12/01/2022           2,010
     1,155    Delaware County Auth.                                                 5.00          10/01/2017           1,176
     1,195    Delaware County Auth.                                                 5.00          10/01/2018           1,256

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                             COUPON            FINAL             VALUE
(000)         SECURITY                                                              RATE            MATURITY           (000)
----------------------------------------------------------------------------------------------------------------------------
$      600    Higher Educational Facilities Auth.                                   5.00%          7/15/2020      $      659
     1,090    Higher Educational Facilities Auth.                                   5.00           7/15/2021           1,218
     5,000    School District of Philadelphia                                       5.00           9/01/2021           5,500
     5,500    School District of Philadelphia                                       5.00           9/01/2022           6,072
     2,435    Scranton School District                                              5.00           6/01/2023           2,674
     1,570    West Mifflin Area School District (INS)                               5.00          10/01/2021           1,742
                                                                                                                  ----------
                                                                                                                      40,093
                                                                                                                  ----------
              PUERTO RICO (0.2%)
     2,000    Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Auth.                    5.00           4/01/2017           2,000
     1,000    Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Auth.                    5.00           4/01/2019           1,010
      700     Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Auth.                    4.00           4/01/2020             688
                                                                                                                  ----------
                                                                                                                       3,698
                                                                                                                  ----------
              TEXAS (1.4%)
       700    Decatur Hospital Auth.                                                5.00           9/01/2021             751
       780    Decatur Hospital Auth.                                                5.00           9/01/2024             832
       480    Harris County Municipal Utility District (INS)                        3.00           3/01/2020             501
       565    Harris County Municipal Utility District (INS)                        3.00           3/01/2021             594
       650    Harris County Municipal Utility District (INS)                        3.00           3/01/2022             682
       520    Harris County Municipal Utility District (INS)                        3.00           3/01/2023             543
     3,000    Karnes County Hospital District                                       5.00           2/01/2024           3,304
     1,250    New Hope Cultural Facilities Finance Corp.                            5.00           7/01/2023           1,391
     2,300    New Hope Cultural Facilities Finance Corp.                            5.00           7/01/2024           2,570
     2,135    New Hope Cultural Facilities Finance Corp.                            5.00           7/01/2025           2,391
     7,175    Red River Auth. (INS)                                                 4.45           6/01/2020           7,635
     1,585    San Leanna Education Facilities Corp.                                 5.00           6/01/2017           1,594
       440    Tarrant County Cultural Education Facilities
                Finance Corp. (ETM)                                                 5.00          11/15/2017             452
      560     Tarrant County Cultural Education Facilities
                Finance Corp.                                                       5.00          11/15/2017             571
                                                                                                                  ----------
                                                                                                                      23,811
                                                                                                                  ----------
              VIRGINIA (0.6%)
     3,200    Housing Dev. Auth.                                                    3.05           3/01/2018           3,258
     3,200    Housing Dev. Auth.                                                    3.05           9/01/2018           3,287
     3,506    Marquis Community Dev. Auth.(d),(e)                                   5.10           9/01/2036           2,733
     5,111    Marquis Community Dev. Auth.(d),(e)                                   5.63(b)        9/01/2041             665
     1,074    Marquis Community Dev. Auth.,
                7.50%, 9/01/2021(a),(e),(f)                                         7.50           9/01/2045             695
                                                                                                                  ----------
                                                                                                                      10,638
                                                                                                                  ----------

================================================================================

26  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                             COUPON            FINAL             VALUE
(000)         SECURITY                                                              RATE            MATURITY           (000)
----------------------------------------------------------------------------------------------------------------------------
              WEST VIRGINIA (0.6%)
$   10,000    EDA                                                                   3.25%          5/01/2019      $   10,236
                                                                                                                  ----------
              WISCONSIN (0.1%)
     1,200    Health and Educational Facilities Auth. (ETM)                         5.00           8/15/2021           1,379
                                                                                                                  ----------
              Total Fixed-Rate Instruments (cost: $759,583)                                                          767,264
                                                                                                                  ----------
              PUT BONDS (22.8%)

              ARIZONA (2.4%)
    16,000    Health Facilities Auth.                                               2.76(g)        2/01/2048          16,245
    25,000    Health Facilities Auth.                                               2.76(g)        2/01/2048          25,351
                                                                                                                  ----------
                                                                                                                      41,596
                                                                                                                  ----------
              ARKANSAS (1.3%)
    22,000    Dev. Finance Auth.                                                    2.01(g)        9/01/2044          21,905
                                                                                                                  ----------
              CALIFORNIA (3.1%)
    15,000    Bay Area Toll Auth.                                                   1.61(g)        4/01/2047          14,999
    15,000    Foothill-Eastern Transportation Corridor Agency                       5.00           1/15/2053          15,983
     8,000    Infrastructure and Economic Dev. Bank                                 2.11(g)        8/01/2037           8,001
     8,000    Municipal Finance Auth.                                               1.41(g)       10/01/2045           7,978
     5,000    Pollution Control Financing Auth.                                     0.95           8/01/2024           5,000
                                                                                                                  ----------
                                                                                                                      51,961
                                                                                                                  ----------
              COLORADO (0.1%)
     2,000    E-470 Public Highway Auth.                                            1.49(g)        9/01/2039           1,999
                                                                                                                  ----------
              GEORGIA (0.9%)
    10,000    Appling County Dev. Auth                                              2.40           1/01/2038          10,166
     5,000    Monroe County Dev. Auth.                                              2.00           9/01/2037           5,043
                                                                                                                  ----------
                                                                                                                      15,209
                                                                                                                  ----------
              ILLINOIS (0.1%)
     2,500    Educational Facilities Auth.                                          3.40          11/01/2036           2,523
                                                                                                                  ----------
              KENTUCKY (0.4%)
     6,045    Economic Dev. Finance Auth.                                           1.20           4/01/2031           6,045
                                                                                                                  ----------
              LOUISIANA (0.2%)
     4,000    St. Charles Parish                                                    4.00          12/01/2040           4,206
                                                                                                                  ----------
              MASSACHUSETTS (0.7%)
    12,000    Dev. Finance Agency                                                   1.39(g)        7/01/2050          11,805
                                                                                                                  ----------
              MISSISSIPPI (0.4%)
     7,000    Hospital Equipment and Facilities Auth.                               2.21(g)        8/15/2036           6,951
                                                                                                                  ----------
              NEVADA (0.3%)
     4,400    Washoe County Gas and Water Facilities                                3.00           3/01/2036           4,553
                                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                             COUPON            FINAL             VALUE
(000)         SECURITY                                                              RATE            MATURITY           (000)
----------------------------------------------------------------------------------------------------------------------------
              NEW JERSEY (1.7%)
$   20,000    Transportation Trust Fund Auth.                                       2.11%(g)       6/15/2034      $   19,448
    10,000    Turnpike Auth.                                                        1.59(g)        1/01/2024          10,006
                                                                                                                  ----------
                                                                                                                      29,454
                                                                                                                  ----------
              NEW MEXICO (1.4%)
     5,000    Farmington                                                            1.88           4/01/2029           5,043
     5,000    Farmington                                                            1.88           4/01/2029           5,043
     7,000    Farmington                                                            1.88           4/01/2029           7,007
     6,000    Farmington                                                            1.88           4/01/2033           5,912
                                                                                                                  ----------
                                                                                                                      23,005
                                                                                                                  ----------
              NEW YORK (2.3%)
     6,000    Energy Research and Dev. Auth.                                        2.00           2/01/2029           5,977
     9,735    MTA                                                                   1.37(g)       11/01/2030           9,764
    12,000    MTA                                                                   1.49(g)       11/01/2031          12,045
    12,000    New York City                                                         1.49(g)        8/01/2027          12,021
                                                                                                                  ----------
                                                                                                                      39,807
                                                                                                                  ----------
              NORTH CAROLINA (0.5%)
     8,000    Capital Facilities Finance Agency                                     1.05(g)        7/01/2034           8,000
                                                                                                                  ----------
              OHIO (0.2%)
    10,000    Water Dev. Auth.                                                      4.00           6/01/2033           3,550
                                                                                                                  ----------
              PENNSYLVANIA (4.2%)
    10,000    Beaver County IDA                                                     4.75           8/01/2020          10,331
     5,100    Beaver County IDA                                                     2.70           4/01/2035           1,811
     7,575    Berks County Municipal Auth.                                          2.41(g)       11/01/2039           7,627
     7,000    Geisinger Auth.                                                       1.73(g)        6/01/2028           6,907
     3,500    Lehigh County IDA                                                     0.90           2/15/2027           3,500
     2,250    Lehigh County IDA                                                     0.90           9/01/2029           2,248
     5,000    Montgomery County IDA                                                 2.60           3/01/2034           4,993
     7,000    Northampton County General Purpose Auth.                              2.31(g)        8/15/2043           7,007
    15,005    Scranton School District                                              1.53(g)        4/01/2031          14,986
    12,500    Turnpike Commission                                                   1.71(g)       12/01/2045          12,499
                                                                                                                  ----------
                                                                                                                      71,909
                                                                                                                  ----------
              TEXAS (2.1%)
    18,000    Mission EDC                                                           1.10           1/01/2020          18,000
     4,000    North Texas Tollway Auth.                                             1.58(g)        1/01/2038           3,988
     4,000    North Texas Tollway Auth.                                             1.71(g)        1/01/2050           3,997
     9,580    Northside ISD (NBGA)                                                  2.13           8/01/2040           9,604
                                                                                                                  ----------
                                                                                                                      35,589
                                                                                                                  ----------

================================================================================

28  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                             COUPON            FINAL             VALUE
(000)         SECURITY                                                              RATE            MATURITY           (000)
----------------------------------------------------------------------------------------------------------------------------
              WEST VIRGINIA (0.5%)
$    5,500    EDA                                                                   1.90%          3/01/2040      $    5,508
     3,000    Mason County                                                          1.63          10/01/2022           3,001
                                                                                                                  ----------
                                                                                                                       8,509
                                                                                                                  ----------
              Total Put Bonds (cost: $397,286)                                                                       388,576
                                                                                                                  ----------

              ADJUSTABLE-RATE NOTES (1.5%)

              NEW YORK (0.1%)
     2,000    New York City                                                         1.46(g)        8/01/2025           2,000
                                                                                                                  ----------
              PENNSYLVANIA (1.1%)
     6,000    Turnpike Commission                                                   2.06          12/01/2019           6,037
     6,000    Turnpike Commission                                                   2.18          12/01/2020           6,054
     6,500    Turnpike Commission                                                   1.89          12/01/2021           6,529
                                                                                                                  ----------
                                                                                                                      18,620
                                                                                                                  ----------
              TEXAS (0.3%)
     1,750    Harris County Cultural Education Facilities
                Finance Corp.                                                       1.51           6/01/2018           1,751
     2,250    Harris County Cultural Education Facilities
                Finance Corp.                                                       1.61           6/01/2019           2,254
                                                                                                                  ----------
                                                                                                                       4,005
                                                                                                                  ----------
              Total Adjustable-Rate Notes (cost: $24,500)                                                             24,625
                                                                                                                  ----------

              VARIABLE-RATE DEMAND NOTES (31.1%)

              ARIZONA (1.2%)
    11,000    Phoenix IDA (LIQ) (LOC - Barclays Bank plc)                           1.01           6/01/2036          11,000
     9,200    Verrado Western Overlay Community Facilities
                District (LOC - Compass Bank)                                       1.00           7/01/2029           9,200
                                                                                                                  ----------
                                                                                                                      20,200
                                                                                                                  ----------
              CALIFORNIA (4.5%)
    16,000    Infrastructure and Economic Dev. Bank
                (LOC - Union Bank of California, N.A.)                              0.86          11/01/2026          16,000
     6,750    Pollution Control Financing Auth.
                (LOC - Mizuho Corporate Bank Ltd.)                                  0.88          11/01/2026           6,750
    20,000    Sacramento City Financing Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                       1.11          12/01/2033          20,000
    12,980    State (LIQ) (LOC - Dexia Credit Local)(a)                             1.06           8/01/2027          12,980
     9,600    Statewide Communities Dev. Auth.                                      0.83           4/01/2046           9,600
    11,445    Victorville Joint Powers Financing Auth.
                (LOC - BNP Paribas)                                                 1.41           5/01/2040          11,445
                                                                                                                  ----------
                                                                                                                      76,775
                                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                             COUPON            FINAL             VALUE
(000)         SECURITY                                                              RATE            MATURITY           (000)
----------------------------------------------------------------------------------------------------------------------------
              COLORADO (1.8%)
$    8,145    Arista Metropolitan District
                (LOC - Compass Bank)                                                1.00%         12/01/2030      $    8,145
     5,000    Health Facilities Auth. (LIQ)(a)                                      1.26           2/01/2019           5,000
    17,500    Health Facilities Auth. (LIQ)(a)                                      1.16          10/01/2041          17,500
                                                                                                                  ----------
                                                                                                                      30,645
                                                                                                                  ----------
              CONNECTICUT (0.3%)
     5,000    State(h)                                                              0.96           1/01/2018           5,000
                                                                                                                  ----------
              DISTRICT OF COLUMBIA (1.2%)
    20,000    District (LIQ) (LOC - Deutsche Bank A.G.)(a)                          1.18          10/01/2041          20,000
                                                                                                                  ----------
              FLORIDA (3.0%)
     5,200    Dade County IDA                                                       0.96           6/01/2021           5,200
    12,000    Escambia County                                                       1.25           4/01/2039          12,000
     7,500    Jacksonville                                                          0.89           5/01/2029           7,500
    11,250    Miami-Dade County School Board (INS) (LIQ)(a)                         1.06          12/01/2017          11,250
     2,000    Putnam County Dev. Auth.                                              0.99           9/01/2024           2,000
    13,500    St. Lucie County                                                      0.97           9/01/2028          13,500
                                                                                                                  ----------
                                                                                                                      51,450
                                                                                                                  ----------
              GEORGIA (1.2%)
    18,100    Burke County Dev. Auth.                                               1.30           7/01/2049          18,100
     3,000    Monroe County Dev. Auth.                                              1.33          11/01/2048           3,000
                                                                                                                  ----------
                                                                                                                      21,100
                                                                                                                  ----------
              IDAHO (1.5%)
    15,000    American Falls Reservoir District                                     1.13           2/01/2025          15,000
    10,370    Housing and Finance Association(h)                                    1.10           1/01/2038          10,370
                                                                                                                  ----------
                                                                                                                      25,370
                                                                                                                  ----------
              ILLINOIS (3.2%)
    16,480    Chicago Board of Education (INS) (LIQ)(a)                             1.41           7/01/2018          16,480
    10,000    Chicago Board of Education (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                       1.32          12/01/2039          10,000
    11,160    Cook County (LIQ)(a)                                                  1.23          11/15/2020          11,160
    17,390    Sports Facilities Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                       1.16           6/15/2032          17,390
                                                                                                                  ----------
                                                                                                                      55,030
                                                                                                                  ----------
              KENTUCKY (0.9%)
    15,000    Economic Dev. Finance Auth. (INS) (LIQ) (a)                           1.11           1/04/2018          15,000
                                                                                                                  ----------
              LOUISIANA (2.7%)
     8,000    East Baton Rouge Parish                                               0.85          11/01/2019           8,000
    17,000    Public Facilities Auth.                                               0.94          12/01/2043          17,000

================================================================================

30  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                             COUPON            FINAL             VALUE
(000)         SECURITY                                                              RATE            MATURITY           (000)
----------------------------------------------------------------------------------------------------------------------------
$    6,400    St. James Parish                                                      1.05%         11/01/2040      $    6,400
    14,000    St. James Parish                                                      1.05          11/01/2040          14,000
                                                                                                                  ----------
                                                                                                                      45,400
                                                                                                                  ----------
              MARYLAND (0.6%)
    10,760    Health and Higher Educational Facilities Auth.
                (LIQ) (LOC - Deutsche Bank A.G.)(a)                                 1.14           8/15/2042          10,760
                                                                                                                  ----------
              MISSISSIPPI (1.2%)
    20,100    Perry County Pollution Control (NBGA)(a)                              1.00           2/01/2022          20,100
                                                                                                                  ----------
              NEW JERSEY (1.3%)
     2,000    EDA (LOC - Valley National Bank)                                      1.10           3/01/2031           2,000
     8,725    EDA (LOC - Valley National Bank)                                      1.20          11/01/2040           8,725
    11,415    EDA (LOC - Valley National Bank)                                      1.20          11/01/2040          11,415
                                                                                                                  ----------
                                                                                                                      22,140
                                                                                                                  ----------
              NEW YORK (0.8%)
     1,500    Energy Research and Dev. Auth.
                (LOC - Mizuho Corporate Bank Ltd.)                                  0.95           5/01/2039           1,500
     8,700    Housing Finance Agency
               (LOC - Landesbank Hessen-Thuringen)                                  0.96           5/01/2042           8,700
     4,300    Housing Finance Agency
                (LOC - Wells Fargo & Co.)                                           0.92          11/01/2046           4,300
                                                                                                                  ----------
                                                                                                                      14,500
                                                                                                                  ----------
              OHIO (0.3%)
     5,500    State(h)                                                              1.14           1/15/2045           5,500
                                                                                                                  ----------
              OKLAHOMA (0.6%)
    10,000    Garfield County Industrial Auth.                                      0.95           1/01/2025          10,000
                                                                                                                  ----------
              PENNSYLVANIA (1.5%)
    24,835    Emmaus General Auth. (INS) (LIQ)                                      0.95          12/01/2028          24,835
                                                                                                                  ----------
              TEXAS (1.8%)
     2,000    Port of Port Arthur Navigation District                               1.15          12/01/2039           2,000
    10,000    Port of Port Arthur Navigation District                               1.16          12/01/2039          10,000
    11,575    Port of Port Arthur Navigation District                               1.16          12/01/2039          11,575
     7,800    Port of Port Arthur Navigation District                               1.15          11/01/2040           7,800
                                                                                                                  ----------
                                                                                                                      31,375
                                                                                                                  ----------
              WASHINGTON (0.3%)
     4,500    Health Care Facilities Auth.
                (LOC - Barclays Bank plc)                                           0.90           8/15/2041           4,500
                                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                             COUPON            FINAL             VALUE
(000)         SECURITY                                                              RATE            MATURITY           (000)
----------------------------------------------------------------------------------------------------------------------------
              WYOMING (1.2%)
$   20,000    Gillette                                                              1.00%          1/01/2018      $   20,000
                                                                                                                  ----------
              Total Variable-Rate Demand Notes (cost: $529,680)                                                      529,680
                                                                                                                  ----------

              TOTAL INVESTMENTS (COST: $1,711,049)                                                                $1,710,145
                                                                                                                  ==========

----------------------------------------------------------------------------------------------------------------------------
($ in 000s)                                         VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------------------
Assets                                               LEVEL 1               LEVEL 2               LEVEL 3               TOTAL
----------------------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                                    $-            $  767,264                    $-          $  767,264
Put Bonds                                                  -               388,576                     -             388,576
Adjustable-Rate Notes                                      -                24,625                     -              24,625
Variable-Rate Demand Notes                                 -               529,680                     -             529,680
----------------------------------------------------------------------------------------------------------------------------
Total                                                     $-            $1,710,145                    $-          $1,710,145
----------------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of April 1, 2016, through March 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

32  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) At March 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (d) Restricted security that is not registered under the Securities Act of 1933.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

    (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2017, was $4,093,000, which represented 0.2% of the Fund's net assets.

    (f) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (g) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2017.

    (h) Variable-rate remarketed obligation - Structured similarly to variable-rate demand notes and has a tender option that is supported by a best efforts remarketing agent.

    (i) At March 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $11,227,000, all of which were when-issued securities.

See accompanying notes to financial statements.

================================================================================

34  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,711,049)                            $1,710,145
   Cash                                                                                              614
   Receivables:
      Capital shares sold                                                                          1,136
      USAA Asset Management Company (Note 6C)                                                          1
      Interest                                                                                    11,355
                                                                                              ----------
         Total assets                                                                          1,723,251
                                                                                              ----------
LIABILITIES
   Payables:
      Securities purchased                                                                        19,218
      Capital shares redeemed                                                                      1,332
      Dividends on capital shares                                                                    275
   Accrued management fees                                                                           408
   Accrued transfer agent's fees                                                                      33
   Other accrued expenses and payables                                                               103
                                                                                              ----------
         Total liabilities                                                                        21,369
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,701,882
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,722,105
   Overdistribution of net investment income                                                         (39)
   Accumulated net realized loss on investments                                                  (19,280)
   Net unrealized depreciation of investments                                                       (904)
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,701,882
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,669,691/159,835 capital
         shares outstanding, no par value)                                                    $    10.45
                                                                                              ==========
      Adviser Shares (net assets of $32,191/3,079 capital shares
           outstanding, no par value)                                                         $    10.46
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                              $ 34,327
                                                                                                --------
EXPENSES
   Management fees                                                                                 5,292
   Administration and servicing fees:
      Fund Shares                                                                                  2,584
      Adviser Shares                                                                                  42
   Transfer agent's fees:
      Fund Shares                                                                                    792
      Adviser Shares                                                                                   6
   Distribution and service fees (Note 6E):
      Adviser Shares                                                                                  70
   Custody and accounting fees:
      Fund Shares                                                                                    233
      Adviser Shares                                                                                   4
   Postage:
      Fund Shares                                                                                     53
      Adviser Shares                                                                                   1
   Shareholder reporting fees:
      Fund Shares                                                                                     31
   Trustees' fees                                                                                     30
   Registration fees:
      Fund Shares                                                                                    130
      Adviser Shares                                                                                  22
   Professional fees                                                                                 116
   Other                                                                                              34
                                                                                                --------
         Total expenses                                                                            9,440
   Expenses reimbursed:
      Adviser Shares                                                                                  (2)
                                                                                                --------
         Net expenses                                                                              9,438
                                                                                                --------
NET INVESTMENT INCOME                                                                             24,889
                                                                                                --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                                                (744)
   Change in net unrealized appreciation/(depreciation)                                          (22,639)
                                                                                                --------
         Net realized and unrealized loss                                                        (23,383)
                                                                                                --------
   Increase in net assets resulting from operations                                             $  1,506
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

36  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------------------------------
                                                                               2017                 2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $   24,889           $   27,289
   Net realized loss on investments                                            (744)              (1,822)
   Change in net unrealized appreciation/(depreciation) of
      investments                                                           (22,639)             (14,029)
                                                                         -------------------------------
      Increase in net assets resulting from operations                        1,506               11,438
                                                                         -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                           (24,526)             (27,016)
      Adviser Shares                                                           (322)                (220)
                                                                         -------------------------------
         Distributions to shareholders                                      (24,848)             (27,236)
                                                                         -------------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                              (67,403)            (153,951)
   Adviser Shares                                                             1,536               14,387
                                                                         -------------------------------
      Total net decrease in net assets from capital
         share transactions                                                 (65,867)            (139,564)
                                                                         -------------------------------
   Net decrease in net assets                                               (89,209)            (155,362)

NET ASSETS
   Beginning of year                                                      1,791,091            1,946,453
                                                                         -------------------------------
   End of year                                                           $1,701,882           $1,791,091
                                                                         ===============================
Overdistribution of net investment income:
   End of year                                                           $      (39)          $      (41)
                                                                         ===============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Tax Exempt Short-Term Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Short-Term Fund Shares (Fund Shares) and Tax Exempt Short-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

38  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

       Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

40  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2017, the Fund's outstanding

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |   41

================================================================================

    delayed-delivery commitments, including interest purchased, were $11,218,000; of which all were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    March 31, 2017, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2017, the Fund Shares and Adviser Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of

================================================================================

42  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended March 31, 2017, the Fund paid CAPCO facility fees of $12,000, which represents 2.4% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $39,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

The tax character of distributions paid during the years ended March 31, 2017, and 2016, was as follows:

                                                    2017             2016
                                                -----------------------------
Tax-exempt income                               $24,848,000       $27,236,000

As of March 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                   $    236,000
Accumulated capital and other losses                               (19,280,000)
Unrealized depreciation of investments                                 904,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2017, the Fund had net capital loss carryforwards of $19,280,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                            CAPITAL LOSS CARRYFORWARDS
                       --------------------------------------
                                  TAX CHARACTER
                       --------------------------------------
                       (NO EXPIRATION)              BALANCE
                       ---------------            -----------
                       Short-Term                 $   670,000
                       Long-Term                   18,610,000
                                                  -----------
                       Total                      $19,280,000
                                                  ===========

For the year ended March 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

44  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2017, were $379,403,000 and $474,166,000, respectively.

As of March 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $1,711,049,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2017, for federal income tax purposes, were $12,853,000 and $13,757,000, respectively, resulting in net unrealized depreciation of $904,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED                            YEAR ENDED
                                             MARCH 31, 2017                        MARCH 31, 2016
------------------------------------------------------------------------------------------------------
                                          SHARES          AMOUNT               SHARES          AMOUNT
                                          ------------------------------------------------------------
FUND SHARES:
Shares sold                                39,459       $ 414,993               30,716       $ 325,942
Shares issued from reinvested
  dividends                                 2,014          21,204                2,203          23,363
Shares redeemed                           (47,882)       (503,600)             (47,431)       (503,256)
                                          ------------------------------------------------------------
Net decrease from capital
 share transactions                        (6,409)      $ (67,403)             (14,512)      $(153,951)
                                          ============================================================
ADVISER SHARES:
Shares sold                                 3,742       $  39,240                3,380       $  35,883
Shares issued from reinvested
  dividends                                    20             210                    8              82
Shares redeemed*                           (3,612)        (37,914)              (2,034)        (21,578)
                                          ------------------------------------------------------------
Net increase from capital
  share transactions                          150       $   1,536                1,354       $  14,387
                                          ============================================================

*Net of redemption fees, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper Short Municipal Debt Funds Index.

    The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of

================================================================================

46  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $5,292,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $391,000 and $(1,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.02% and less than (0.01)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2017, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,584,000 and $42,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2017, the Fund reimbursed the Manager $43,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2017, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    arrangement may not be changed or terminated through August 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2017, the Adviser Shares incurred reimbursable expenses of $2,000, of which $1,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2017, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $792,000 and $6,000, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $70,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2017, USAA and its affiliates owned 465,000 Adviser Shares,

================================================================================

48  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

which represents 15.1% of the Adviser Shares outstanding and 0.3% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MARCH 31,
                              --------------------------------------------------------------------------------------
                                    2017               2016               2015               2014               2013
                              --------------------------------------------------------------------------------------
Net asset value at
  beginning of period         $    10.59         $    10.68         $    10.71         $    10.84         $    10.80
                              --------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              .15                .16                .17                .19                .22
  Net realized and
    unrealized gain (loss)          (.14)              (.09)              (.03)              (.13)               .04
                              --------------------------------------------------------------------------------------
Total from investment
  operations                         .01                .07                .14                .06                .26
                              --------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.15)              (.16)              (.17)              (.19)              (.22)
                              --------------------------------------------------------------------------------------
Net asset value at
  end of period               $    10.45         $    10.59         $    10.68         $    10.71         $    10.84
                              ======================================================================================
Total return (%)*                    .09                .62               1.29                .60               2.41
Net assets at
  end of period (000)         $1,669,691         $1,760,074         $1,929,648         $2,031,383         $2,185,741
Ratios to average
  net assets:**
  Expenses (%)(a)                    .54                .55                .55                .55                .55
  Net investment income (%)         1.43               1.47               1.56               1.81               2.02
Portfolio turnover (%)                34                 25                 30                 14                  3

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $1,722,370,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

50  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MARCH 31,
                                 -----------------------------------------------------------------------------------
                                    2017               2016               2015               2014               2013
                                 -----------------------------------------------------------------------------------
Net asset value at
  beginning of period            $ 10.59            $ 10.67            $ 10.71            $ 10.84             $10.80
                                 -----------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income              .12                .13                .14                .17                .19
  Net realized and unrealized
    gain (loss)                     (.13)              (.08)              (.04)              (.13)               .04
                                 -----------------------------------------------------------------------------------
Total from investment
  operations                        (.01)               .05                .10                .04                .23
                                 -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.12)              (.13)              (.14)              (.17)              (.19)
                                 -----------------------------------------------------------------------------------
Redemption fees added to
  beneficial interests                 -                .00(a)               -                  -                  -
                                 -----------------------------------------------------------------------------------
Net asset value at
  end of period                  $ 10.46            $ 10.59            $ 10.67            $ 10.71             $10.84
                                 ===================================================================================
Total return (%)*                   (.08)               .46                .94                .35               2.16
Net assets at
  end of period (000)            $32,191            $31,017            $16,805            $11,186             $6,604
Ratios to average
  net assets:**
  Expenses (%)(b)                    .80                .80                .80                .80                .80
  Expenses, excluding
    reimbursements (%)(b)            .81                .83                .98                .94               1.17
  Net investment income (%)         1.16               1.17               1.32               1.55               1.77
Portfolio turnover (%)                34                 25                 30                 14                  3

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $27,821,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

March 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2016, through March 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

52  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE         OCTOBER 1, 2016 -
                                        OCTOBER 1, 2016        MARCH 31, 2017         MARCH 31, 2017
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $  994.70                $2.64

Hypothetical
  (5% return before expenses)               1,000.00              1,022.29                 2.67

ADVISER SHARES
Actual                                      1,000.00                994.20                 3.98

Hypothetical
  (5% return before expenses)               1,000.00              1,020.94                 4.03

*Expenses are equal to the annualized expense ratio of 0.53% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.53)% for Fund Shares and (0.58)% for Adviser Shares for the six-month period of October 1, 2016, through March 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

54  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

56  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton would bring to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------
JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

60  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

62  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40856-0517                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                           [USAA TARGET MANAGED ALLOCATION FUND]

  ===============================================================

        ANNUAL REPORT
        USAA TARGET MANAGED ALLOCATION FUND
        MARCH 31, 2017

  ===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE CONCENTRATED IN PARTICULAR
ASSET CLASSES COULD BE CARRYING MORE RISK IN        [PHOTO OF BROOKS ENGLEHARDT]
THEIR PORTFOLIOS THAN THEY REALIZE."

--------------------------------------------------------------------------------

MAY 2017

Diversification is a good idea, especially when you do not know what will happen next. When it comes to the financial markets, no one knows what will happen next. For example, stocks dipped just before the November 8, 2016 U.S. presidential election, as investors digested the possibility that Donald Trump might be elected president. Some market experts predicted a continued decline if he was victorious. Instead, stocks rallied. The story was similar in the bond market. Longer-term yields edged down ahead of the election, but then rose afterwards. Investors seemed to believe that President Trump's plans for increased infrastructure spending, reduced regulation, and tax reform would boost economic growth. Stronger economic growth could also increase inflation, which might lead the Federal Reserve (the Fed) to consider accelerating short-term interest rate increases.

Until March 2017, stock investors appeared to react favorably to the new administration's promises of fiscal stimulus and regulatory rollbacks, while discounting possible negative outcomes, such as legislative resistance or trade obstacles. But when the Republicans canceled a vote on the repeal of the Affordable Care Act and congressional divisions were revealed, doubts were raised about the timeline for a tax overhaul, regulatory reform, and an infrastructure deal. Investors rotated out of so-called "Trump trade" stocks, such as banks and industrials, and into growth-oriented information technology companies.

In the bond market, investors had been somewhat more skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve following the election. Longer-term U.S. Treasury yields rose, but they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the federal funds target rate in December 2016 and again in March 2017. At the end of the reporting period, the rate ranged between 0.75% and 1.00%.) We believe the bond market also may have considered government policy-related expectations to be too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure, less reason for the Fed to raise interest rates quickly, and less justification for lofty stock

================================================================================

================================================================================

valuations. During the reporting period overall, U.S. Treasury bond prices fell. (Bond prices and yields move in opposite directions.)

The tax-exempt bond market, in keeping with its historical tendency, followed the U.S. Treasury market. However, supply-and-demand dynamics also had an impact on the municipal bond market. At USAA Investments, we are keeping a close eye on possible changes in tax rates and policies. For example, if the government cuts income taxes, the taxable-equivalent yields of municipal securities would likely become less attractive, and this could potentially affect demand. Another potential issue is infrastructure spending. The president's promise to boost infrastructure spending could also affect municipal securities, the traditional source of funding for such initiatives. However, President Trump seems to be exploring other sources of funding, so it is not clear whether the supply of municipal bonds would expand as a result of his initiative. These unknowns might create some volatility in the municipal bond market, which could temporarily depress prices and boost yields. That said, volatility can also create buying opportunities. USAA's tax-exempt investment team will continue to focus on income and look for investments that have the potential to provide higher yields for our shareholders.

In this environment, diversification can potentially help you protect your portfolio against adverse market conditions or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management. Investors who are concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This also applies to investors who think they're diversified--because U.S. stocks have outperformed for some time, their weighting within a portfolio might have grown too large and might need to be rebalanced. We encourage you to speak with one of our financial advisors, who can help you review your portfolio and align your allocations with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead your team of portfolio managers will continue to stay abreast of changing political, economic, and market conditions as they strive to meet your investment expectations. From everyone at USAA Investments, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

SHAREHOLDER VOTING RESULTS                                                    9

FINANCIAL INFORMATION

   Distributions to Shareholders                                             10

   Report of Independent Registered
     Public Accounting Firm                                                  11

   Portfolio of Investments                                                  12

   Notes to Portfolio of Investments                                         15

   Financial Statements                                                      17

   Notes to Financial Statements                                             20

EXPENSE EXAMPLE                                                              34

TRUSTEES' AND OFFICERS' INFORMATION                                          36

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

231007-0517

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TARGET MANAGED ALLOCATION FUND (THE FUND) SEEKS TO MAXIMIZE TOTAL RETURN PRIMARILY THROUGH CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds (ETFs) and real estate securities, including real estate investment trusts (REITs). Consistent with its investment strategy, the Fund may at times invest directly in U.S. and/or foreign equity securities and fixed-income securities as well as derivatives, including futures and options contracts.*

*This Fund is not offered for sale directly to the general public and currently is available for investment only to other USAA funds participating in a fund-of-funds investment strategy and other accounts managed by USAA Asset Management Company (AMCO) or an affiliate. The Fund may be offered to other persons and legal entities that AMCO may approve from time to time. There are no minimum initial or subsequent purchase amounts for investments in the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA
    WASIF A. LATIF
    BRIAN HERSCOVICI, CFA*

--------------------------------------------------------------------------------

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   A steady improvement in the investment backdrop fueled positive returns for both stocks and bonds during the reporting period ended March 31, 2017. When the reporting period began, the markets were still under pressure from the combination of slow global growth, concerns about China's economy, and the persistent weakness in commodity prices. However, these worries gradually faded through the spring and summer of 2016, likely due to accommodative global central bank policies and evidence that the world economy was beginning to pick up steam. While investor sentiment briefly subsided in the lead-up to the U.S. elections, the Republican sweep ultimately led to an unleashing of investors' "animal spirits" by fueling hopes for lower taxes, reduced regulation, and higher infrastructure spending. The general optimism receded somewhat in March 2017, however, as it became clear that the implementation of pro-growth policies would in fact prove more challenging than initially thought. Nevertheless, the reporting period closed on a positive note likely due to continued signs of accelerating global growth and expectations for rising corporate earnings around the world.

   This set of circumstances acted as a tailwind for U.S. equities, leading to gains and a series of record highs for the major indices. Small-cap stocks, which are more sensitive to domestic growth trends and tend to

   *Brian Herscovici began co-managing the Fund in March 2017.

================================================================================

2  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

   outperform at times of improving investor risk appetites, performed particularly well.

   Developed-market international equities, while finishing with a healthy gain, lagged the U.S. market. This shortfall reflects both the slower growth overseas relative to the United States, as well as the negative effect of currency translation for U.S.-based investors. Emerging-markets stocks, for their part, registered robust returns behind the rapidly improving economic outlook for countries in the asset class.

   Bonds experienced mixed results compared to equities. Market segments with the highest sensitivity to interest-rate movements, such as longer-term U.S. Treasuries, generally finished in negative territory. The acceleration of the U.S. economy, in conjunction with the prospects of increasingly growth-oriented government policy, raised concerns that the Federal Reserve would take a more aggressive approach to raising interest rates. High-yield bonds performed very well, however, likely due to the combined effects of rising energy prices, improving corporate earnings, and continued demand by investors for yield.

   Commodities, for their part, delivered a solid return as stronger economic growth led to an improvement in the supply-and-demand picture.

o HOW DID THE USAA TARGET MANAGED ALLOCATION FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended March 31, 2017, the Fund had a total return of 11.72%. This compares to total returns of 15.04% for the MSCI All-Country World Index and 1.92% for the Bloomberg Barclays U.S. Universal Bond Index*.

   Refer to page 7 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the index is now called the Bloomberg Barclays U.S. Universal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

   The majority of the Fund's positions produced positive absolute returns during the reporting period. The portfolio had a large allocation to mid-cap stocks throughout the reporting period, enabling it to capture the strong performance of the U.S. market in general and mid-sized companies in particular. Allocations to the developed and emerging foreign markets also contributed to the Fund's performance. With respect to developed foreign markets, WisdomTree Japan Hedged Equity Fund--which provides exposure to Japanese stocks while neutralizing the impact of currency risk--made a substantial contribution to performance. Within emerging markets, we added value via an investment Powershares FTSE RAFI Emerging Markets Portfolio, a fund that uses five fundamental measures (firm size, book value, cash flow, sales, and dividends) to select its holdings. This fund delivered a sizeable gain and outpaced the emerging-market index by a wide margin. Later in the reporting period, the Fund also held U.S. dollar index futures for the purpose of managing the currency risk of its investments in international equities.

   The Fund's weighting in real estate investment trusts (REITs), achieved through a position in Vanguard REIT Index Fund, rose in value but lagged the broader U.S. equity market. REITs tend to underperform in the early stages of Fed interest rate-tightening cycles, which weighed on the asset class in late 2016.

   The Fund's allocation to commodities, which is diversified among multiple Exchange-traded funds (ETFs), generated a solid gain amid the broad-based recovery in both commodities and the related equities.

   The Fund's fixed-income allocation, though producing returns well below those of equities, nonetheless made a modest contribution to absolute performance. iShares iBoxx $ High Yield Corporate Bond ETF, shares of which were held from the beginning of the reporting period through mid-January 2017, added value by allowing the Fund to capture

================================================================================

4  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

   the strong performance of high-yield bonds during that interval. The Fund's positions in ETFs invested in core bonds and U.S. Treasury Inflation Protected Securities also posted small gains, as did a position in iShares 20+ Year Treasury Bond ETF during the time it was held by the Fund. However, a position in iShares 7-10 Year Treasury Bond ETF detracted from the Fund's performance.

o  WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

   USAA offers six funds in the Target Retirement Series, each of which employs a different strategic asset allocation based on investor risk tolerance and time horizon. Depending on our changing views about market opportunities and risks, we apply tactical asset allocation decisions, overweighting or underweighting the various asset classes within each fund compared to its strategic allocation. We use the Target Managed Allocation Fund to make allocation changes more quickly and with less disruption to the other underlying funds in the rest of the respective Target Retirement Fund's portfolio. The Fund's asset allocation therefore reflects the need to round out the portfolios of the other funds in the Target Retirement series, rather than representing an active strategy. The Fund primarily uses ETFs to implement the asset allocation views since ETFs are highly liquid vehicles that allow us to apply our tactical asset allocation decisions quickly and efficiently.

   Thank you for allowing us to assist you with your investment needs.

   As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o ETFs are subject to risks similar to those of stocks. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

   o Investing in REITs has some of the same risks associated with the direct ownership of real estate.

   o Asset allocation does not protect against a loss or guarantee that an investor's goal will be met.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA TARGET MANAGED ALLOCATION FUND (THE FUND) (Ticker Symbol: UTMAX)

--------------------------------------------------------------------------------
                                         3/31/17                  3/31/16
--------------------------------------------------------------------------------
Net Assets                                  $462.8 Million     $415.9 Million
Net Asset Value Per Share                       $10.46             $9.49

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/17
--------------------------------------------------------------------------------
     1 YEAR                                               SINCE INCEPTION 8/7/15
     11.72%                                                        4.38%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 8/1/16*
--------------------------------------------------------------------------------
                                    0.92%
             (Includes acquired fund fees and expenses of 0.27%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                 o CHART OF CUMULATIVE PERFORMANCE COMPARISON o


                 MSCI ALL-COUNTRY           USAA TARGET MANAGED            BLOOMBERG BARCLAYS
                   WORLD INDEX                ALLOCATION FUND          U.S. UNIVERSAL BOND INDEX
07/31/15           $10,000.00                   $10,000.00                   $10,000.00
08/31/15             9,314.49                     9,680.00                     9,970.55
09/30/15             8,977.04                     9,510.00                    10,009.49
10/31/15             9,681.60                     9,820.00                    10,041.51
11/30/15             9,601.65                     9,750.00                    10,004.94
12/31/15             9,428.49                     9,578.00                     9,954.93
01/31/16             8,859.65                     9,305.00                    10,064.84
02/29/16             8,798.91                     9,366.00                    10,136.40
03/31/16             9,450.98                     9,609.00                    10,260.54
04/30/16             9,590.49                     9,730.00                    10,330.51
05/31/16             9,602.57                     9,740.00                    10,338.62
06/30/16             9,544.44                    10,014.00                    10,520.48
07/31/16             9,955.75                    10,287.00                    10,607.26
08/31/16             9,989.24                    10,297.00                    10,618.72
09/30/16            10,050.45                    10,368.00                    10,621.29
10/31/16             9,879.85                    10,267.00                    10,550.72
11/30/16             9,954.93                    10,297.00                    10,313.51
12/31/16            10,169.98                    10,386.00                    10,344.15
01/31/17            10,448.08                    10,550.00                    10,380.72
02/28/17            10,741.18                    10,704.00                    10,460.78
03/31/17            10,872.55                    10,735.00                    10,457.42

                                   [END CHART]

                       Data from 7/31/15 through 3/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Managed Allocation Fund to the following benchmarks:

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Bloomberg Barclays U.S. Universal Bond Index comprising of U.S. dollar-denominated, taxable bonds that are related investment grade or below investment grade.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and Bloomberg Barclays U.S. Universal Bond Index is calculated from the end of the month, July 31, 2015, while the inception date of the Fund is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION - 3/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

DOMESTIC EXCHANGE-TRADED FUNDS*                                            36.3%
FIXED-INCOME EXCHANGE-TRADED FUNDS*                                        32.3%
INTERNATIONAL EXCHANGE-TRADED FUNDS*                                       25.3%
COMMODITY-RELATED EXCHANGE-TRADED FUNDS                                     4.0%
MONEY MARKET INSTRUMENTS                                                    1.2%
BONDS                                                                       0.8%

                                   [END CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-14.

================================================================================

8  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                       NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                           FOR                         VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara              9,689,863,032                   376,756,871
Robert L. Mason, Ph.D.          9,714,117,381                   352,502,522
Jefferson C. Boyce              9,717,710,105                   348,909,798
Dawn M. Hawley                  9,714,577,808                   352,042,095
Paul L. McNamara                9,668,206,065                   398,413,838
Richard Y. Newton III           9,665,513,520                   401,106,382
Barbara B. Ostdiek, Ph.D.       9,715,801,431                   350,818,472
Michael F. Reimherr             9,711,558,498                   355,061,405

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2017:

                          DIVIDEND RECEIVED                     QUALIFIED
                         DEDUCTION (CORPORATE                    INTEREST
                           SHAREHOLDERS)(1)                      INCOME
                         -------------------------------------------------
                                0.27%                           $26,000
                         -------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended March 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TARGET MANAGED ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Target Managed Allocation (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Target Managed Allocation Fund at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 25, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2017

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES  SECURITY                                                                                     (000)
-------------------------------------------------------------------------------------------------------------
           EQUITY SECURITIES (97.9%)
           EXCHANGE-TRADED FUNDS (97.9%)
           COMMODITY-RELATED EXCHANGE-TRADED FUNDS (4.0%)
  208,020  First Trust Global Tactical Commodity Strategy Fund*                                       $ 4,208
  359,140  United States Commodity Index Fund*                                                         14,064
                                                                                                      -------
           Total Commodity-Related Exchange-Traded Funds                                               18,272
                                                                                                      -------
           DOMESTIC EXCHANGE-TRADED FUNDS (36.3%)
   77,700  SPDR S&P Oil & Gas Exploration & Production ETF                                              2,909
   16,100  VanEck Vectors Oil Services ETF                                                                496
1,014,537  Vanguard Mid-Cap ETF                                                                       141,264
  280,510  Vanguard REIT ETF                                                                           23,168
                                                                                                      -------
           Total Domestic Exchange-Traded Funds                                                       167,837
                                                                                                      -------
           FIXED-INCOME EXCHANGE-TRADED FUNDS (32.3%)
  680,998  iShares 7-10 Year Treasury Bond ETF                                                         71,907
  507,740  iShares TIPS Bond ETF(a)                                                                    58,212
  242,200  Vanguard Total Bond Market ETF(a)                                                           19,637
                                                                                                      -------
           Total Fixed-Income Exchange-Traded Funds                                                   149,756
                                                                                                      -------
           INTERNATIONAL EXCHANGE-TRADED FUNDS (25.3%)
  276,030  iShares Core MSCI Emerging Markets ETF                                                      13,191
  211,980  iShares Currency Hedged MSCI Eurozone ETF                                                    6,080
  426,120  iShares Edge MSCI Min Vol Emerging Markets ETF                                              22,797
  161,380  iShares MSCI Eurozone ETF                                                                    6,076
  342,920  PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                                   13,748
1,646,238  PowerShares FTSE RAFI Emerging Markets Portfolio                                            32,661
  448,809  WisdomTree Japan Hedged Equity Fund                                                         22,719
                                                                                                      -------
           Total International Exchange-Traded Funds                                                  117,272
                                                                                                      -------
           Total Exchange-Traded Funds                                                                453,137
                                                                                                      -------
           Total Equity Securities (cost: $423,160)                                                   453,137
                                                                                                      -------

================================================================================

12  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)      SECURITY                                              RATE            MATURITY               (000)
-------------------------------------------------------------------------------------------------------------
           BONDS (0.8%)
           U.S. TREASURY SECURITIES (0.8%)
           NOTES (0.8%)
$ 4,000    2.13%, 11/30/2023(f) (cost: $3,978)                                                       $  3,987
                                                                                                     --------
           MONEY MARKET INSTRUMENTS (1.2%)
           COMMERCIAL PAPER (0.7%)
           FINANCIALS (0.7%)
           -----------------
           ASSET-BACKED FINANCING (0.7%)
  3,000    Victory Receivables(b),(c)                           0.95%            4/04/2017              3,000
                                                                                                     --------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
           GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
 2,397,115 State Street Institutional Treasury Money Market Fund Premier Class, 0.53%(d)                2,397
                                                                                                     --------
           Total Money Market Instruments (cost: $5,397)                                                5,397
                                                                                                     --------
           TOTAL INVESTMENTS (COST: $432,535)                                                        $462,521
                                                                                                     ========

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
                                                                                                APPRECIATION/
NUMBER OF                                                   EXPIRATION          CONTRACT       (DEPRECIATION)
CONTRACTS                                                      DATE            VALUE (000)              (000)
-------------------------------------------------------------------------------------------------------------
             FUTURES(e)
             LONG FUTURES
             FOREIGN EXCHANGE CONTRACTS
       300   Dollar Index                                   6/19/2017           $30,065              $  (193)
                                                                                -------              --------
             TOTAL FUTURES                                                      $30,065              $  (193)
                                                                                =======              ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                             VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1              LEVEL 2          LEVEL 3              TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Exchange-Traded Funds:
     Commodity-Related Exchange-
        Traded Funds                        $ 18,272               $     -          $ -             $  18,272
     Domestic Exchange-Traded Funds          167,837                     -            -               167,837
     Fixed-Income Exchange-
        Traded Funds                         149,756                     -            -               149,756
     International Exchange-
        Traded Funds                         117,272                     -            -               117,272
Bonds:
  U.S. Treasury Securities                     3,987                     -            -                 3,987
Money Market Instruments:
  Commercial Paper                                 -                 3,000            -                 3,000
Government & U.S. Treasury
  Money Market Funds                           2,397                     -            -                 2,397
-------------------------------------------------------------------------------------------------------------
Total                                       $459,521               $ 3,000          $ -             $ 462,521
-------------------------------------------------------------------------------------------------------------
LIABILITIES                                  LEVEL 1               LEVEL 2         LEVEL 3              TOTAL
-------------------------------------------------------------------------------------------------------------
Futures(1)                                  $ (193)                $     -          $ -             $   (193)
-------------------------------------------------------------------------------------------------------------
Total                                       $ (193)                $     -          $ -             $   (193)
-------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of April 1, 2016, through March 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

14  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 25.3% of net assets at March 31, 2017.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

REIT     Real estate investment trust

TIPS     U.S. Treasury Inflation-Protected Securities

o  SPECIFIC NOTES

   (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at March 31, 2017.

   (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  15

================================================================================

       exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (c) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
       Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (d) Rate represents the money market fund annualized seven-day yield at March 31, 2017.

   (e) The contract value of futures purchased and/or sold as a percentage of net assets is 6.5%.

   (f) Securities with a value of $3,987,000 are segregated as collateral for initial margin requirements on open futures contracts.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

16  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $432,535)                                      $462,521
   Cash                                                                                                    197
   Receivables:
       Dividends and interest                                                                              498
                                                                                                      --------
          Total assets                                                                                 463,216
                                                                                                      --------
LIABILITIES
   Variation margin on futures contracts                                                                   192
   Accrued management fees                                                                                 195
   Other accrued expenses and payables                                                                      35
                                                                                                      --------
           Total liabilities                                                                               422
                                                                                                      --------
               Net assets applicable to capital shares outstanding                                    $462,794
                                                                                                      ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                     $435,271
  Accumulated net realized loss on investments and
      futures transactions                                                                              (2,270)
  Net unrealized appreciation of investments and
      futures contracts                                                                                 29,793
                                                                                                      --------
              Net assets applicable to capital shares outstanding                                     $462,794
                                                                                                      ========
  Capital shares outstanding, no par value                                                              44,248
                                                                                                      ========
  Net asset value, redemption price, and offering price per share                                     $  10.46
                                                                                                      ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME

   Dividends                                                                                          $ 8,664
   Interest                                                                                                38
                                                                                                      -------
       Total income                                                                                     8,702
                                                                                                      -------
EXPENSES
   Management fees                                                                                      2,161
   Administration and servicing fees                                                                      216
   Transfer agent's fees                                                                                  216
   Custody and accounting fees                                                                             64
   Shareholder reporting fees                                                                               3
   Trustees' fees                                                                                          30
   Registration fees                                                                                        1
   Professional fees                                                                                       72
   Other                                                                                                   19
                                                                                                      -------
            Total expenses                                                                              2,782
                                                                                                      -------
NET INVESTMENT INCOME                                                                                   5,920
                                                                                                      -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                                       13,469
       Affiliated transactions (Note 7)                                                                  (222)
       Long-term capital gain distributions from other investment companies                                 5
       Futures transactions                                                                                95
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                     28,554
       Futures contracts                                                                                 (193)
                                                                                                      -------
            Net realized and unrealized gain                                                           41,708
                                                                                                      -------
   Increase in net assets resulting from operations                                                   $47,628
                                                                                                      =======

See accompanying notes to financial statements.

================================================================================

18  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Year ended March 31, 2017 and period ended March 31, 2016

--------------------------------------------------------------------------------------------------------------

                                                                                            2017         2016*
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                                $  5,920      $  4,603
   Net realized gain (loss) on investments                                                13,247       (15,920)
   Net realized gain on long-term capital gain
       distributions from other investment companies                                           5             -
   Net realized gain on futures transactions                                                  95             -
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                        28,554         1,432
       Futures contracts                                                                    (193)            -
                                                                                        ----------------------
       Increase (decrease) in net assets resulting from operations                        47,628        (9,885)
                                                                                        ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                  (5,816)       (4,930)
                                                                                        ----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                              40,102       448,524
   Reinvested dividends                                                                    5,816         4,930
   Cost of shares redeemed                                                               (40,832)      (22,743)
                                                                                        ----------------------
       Increase in net assets from capital share transactions                              5,086       430,711
                                                                                        ----------------------
   Net increase in net assets                                                             46,898       415,896
NET ASSETS
   Beginning of year                                                                     415,896             -
                                                                                        ----------------------
   End of year                                                                          $462,794      $415,896
                                                                                        ======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                             3,881        45,726
   Shares issued for dividends reinvested                                                    576           527
   Shares redeemed                                                                        (4,049)       (2,413)
                                                                                        ----------------------
       Increase in shares outstanding                                                        408        43,840
                                                                                        ======================

*Fund commenced operations on August 7, 2015.
See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Target Managed Allocation Fund (the Fund), qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek maximum total return primarily through capital appreciation. The Fund is not offered for sale directly to the general public and is available currently for investment only to other USAA funds participating in a fund-of-funds investment strategy or other persons or legal entities that the Fund may approve from time to time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

20    | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

   regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

      prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

   3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   4. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

   5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   6. Repurchase agreements are valued at cost.

   7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair

================================================================================

22  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

      value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at March 31, 2017, did not include master netting provisions.

   FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

24  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MARCH 31, 2017*
   (IN THOUSANDS)

                                          ASSET DERIVATIVES                 LIABILITY DERIVATIVES
   --------------------------------------------------------------------------------------------------
                                 STATEMENT OF                          STATEMENT OF
   DERIVATIVES NOT               ASSETS AND                            ASSETS AND
   ACCOUNTED FOR AS              LIABILITIES                           LIABILITIES
   HEDGING INSTRUMENTS           LOCATION                FAIR VALUE    LOCATION            FAIR VALUE
   --------------------------------------------------------------------------------------------------
                                                                       Net unrealized
                                                                       appreciation of
   Foreign exchange                                                    investments and
   contracts                                                $-         futures contracts   $193**
   --------------------------------------------------------------------------------------------------

   *For open derivative instruments as of March 31, 2017, see the Portfolio of Investments, which also is indicative of activity for the year ended March 31, 2017.

   ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2017 (IN THOUSANDS)

                                                                                       CHANGE IN
                                                                                       UNREALIZED
    DERIVATIVES NOT                                                REALIZED GAIN       APPRECIATION/
    ACCOUNTED FOR AS               STATEMENT OF                    (LOSS) ON           (DEPRECIATION)
    HEDGING INSTRUMENTS            OPERATIONS LOCATION             DERIVATIVES         ON DERIVATIVES
    -------------------------------------------------------------------------------------------------
    Equity contracts               Net realized gain on
                                   futures transactions /
                                   Change in net unrealized
                                   appreciation/(depreciation)
                                   futures contracts                   $13                 $    -
    -------------------------------------------------------------------------------------------------
    Foreign exchange               Net realized gain on
    contracts                      futures transactions /
                                   Change in net unrealized
                                   appreciation/(depreciation)
                                   futures contracts                    82                  (193)
    -------------------------------------------------------------------------------------------------
    Total                                                              $95                 $(193)
    -------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts may be used to directly reduce the Funds' expenses. For the year ended March 31, 2017, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs,

================================================================================

26  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended March 31, 2017, the Fund paid CAPCO facility fees of $3,000, which represents 0.6% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for partnership basis and distribution adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by $104,000, accumulated net realized loss on investments by $264,000, and in paid in capital by $160,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

The tax character of distributions paid during the years ended March 31, 2017, and 2016, was as follows:

                                                                    2017                    2016
                                                                 ----------------------------------
Ordinary income*                                                 $5,816,000              $4,930,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of March 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                                                     (1,179,000)
Unrealized appreciation of investments                                                   28,702,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and partnership basis and adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2017, the Fund utilized capital loss carryforwards of $13,480,000, to offset capital gains. At March 31, 2017, the Fund had net capital loss carryforwards of $1,179,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended March 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2017, were $540,253,000 and $538,561,000, respectively.

================================================================================

28  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

As of March 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $433,819,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2017, for federal income tax purposes, were $30,619,000 and $1,917,000, respectively, resulting in net unrealized appreciation of $28,702,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended March 31, 2017, the Fund had no subadviser(s).

   The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the year ended March 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $2,161,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended March 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $216,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2017, the Fund reimbursed the Manager $8,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2016, to limit the total annual operating expenses of the Fund to 0.70% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of those amounts. Effective August 1, 2016, the Manager terminated this agreement. For the year ended March 31, 2017, the Fund incurred no reimbursable expenses.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended March 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $216,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Fund offers its shares for investment by other USAA funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the Fund for the purpose of exercising management or control. As of March 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                              OWNERSHIP %
-----------------------------------------------------------------------------
Target Retirement Income                                              4.2
Target Retirement 2020                                               10.0
Target Retirement 2030                                               29.5
Target Retirement 2040                                               35.0
Target Retirement 2050                                               19.4
Target Retirement 2060                                                1.9

================================================================================

30  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended March 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                                        NET REALIZED
                                                                           COST TO       GAIN (LOSS)
SELLER                                           PURCHASER                PURCHASER      TO SELLER
----------------------------------------------------------------------------------------------------
Target Managed Allocation             Cornerstone Moderate                $1,213,000      $    8,000
Target Managed Allocation             Cornerstone Moderately Aggressive    6,834,000         (26,000)
Target Managed Allocation             First Start Growth                   3,496,000        (204,000)
Cornerstone Moderately Conservative   Target Managed Allocation            3,181,000         195,000
Cornerstone Moderately Aggressive     Target Managed Allocation            3,820,000         238,000

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

32  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED             PERIOD ENDED
                                                                  MARCH 31,               MARCH 31,
                                                                 -----------------------------------
                                                                    2017                   2016***
                                                                 -----------------------------------
Net asset value at beginning of period                            $  9.49                 $ 10.00
                                                                  -------------------------------
Income (loss) from investment operations:
 Net investment income                                                .14                     .12(a)
 Net realized and unrealized gain                                     .97                    (.51)(a)
                                                                  -------------------------------
Total from investment operations                                     1.11                    (.39)
                                                                  -------------------------------
Less distributions from:
 Net investment income                                               (.14)                   (.12)
                                                                  -------------------------------
Net asset value at end of period                                  $  10.46                $  9.49
                                                                  ===============================
Total return (%)*                                                    11.72                  (3.91)
Net assets at end of period (000)                                 $462,794               $415,896
Ratios to average net assets:**
 Expenses (%)                                                          .64(b)                 .65(c)
 Expenses, excluding reimbursements (%)                                .64                    .65(c)
 Net investment income (%)                                            1.37                   1.88(c)
Portfolio turnover (%)                                                 125(d)                  84

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $432,332,000.
*** Fund commenced operations on August 7, 2015.
(a) Calculated using average shares.
(b) Prior to August 1, 2016 the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.70% of the Funds' average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects overall increase in trading due to prior period's portfolio turnover ratio not being indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

EXPENSE EXAMPLE

March 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2016, through March 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

34  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                          BEGINNING               ENDING                 DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE            OCTOBER 1, 2016 -
                                       OCTOBER 1, 2016        MARCH 31, 2017            MARCH 31, 2017
                                       -----------------------------------------------------------------
Actual                                    $1,000.00              $1,035.40                   $3.25

Hypothetical
  (5% return before expenses)              1,000.00               1,021.74                    3.23

*Expenses are equal to the Fund's annualized expense ratio of 0.64%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 3.54% for the six-month period of October 1, 2016, through March 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  35

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

36  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

38  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton would bring to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

40  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

42  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

44  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   98358-0517                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA VIRGINIA BOND FUND]

  =============================================================

        ANNUAL REPORT
        USAA VIRGINIA BOND FUND
        FUND SHARES o ADVISER SHARES
        MARCH 31, 2017

  =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE CONCENTRATED IN PARTICULAR
ASSET CLASSES COULD BE CARRYING MORE RISK IN        [PHOTO OF BROOKS ENGLEHARDT]
THEIR PORTFOLIOS THAN THEY REALIZE."

--------------------------------------------------------------------------------

MAY 2017

Diversification is a good idea, especially when you do not know what will happen next. When it comes to the financial markets, no one knows what will happen next. For example, stocks dipped just before the November 8, 2016 U.S. presidential election, as investors digested the possibility that Donald Trump might be elected president. Some market experts predicted a continued decline if he was victorious. Instead, stocks rallied. The story was similar in the bond market. Longer-term yields edged down ahead of the election, but then rose afterwards. Investors seemed to believe that President Trump's plans for increased infrastructure spending, reduced regulation, and tax reform would boost economic growth. Stronger economic growth could also increase inflation, which might lead the Federal Reserve (the Fed) to consider accelerating short-term interest rate increases.

Until March 2017, stock investors appeared to react favorably to the new administration's promises of fiscal stimulus and regulatory rollbacks, while discounting possible negative outcomes, such as legislative resistance or trade obstacles. But when the Republicans canceled a vote on the repeal of the Affordable Care Act and congressional divisions were revealed, doubts were raised about the timeline for a tax overhaul, regulatory reform, and an infrastructure deal. Investors rotated out of so-called "Trump trade" stocks, such as banks and industrials, and into growth-oriented information technology companies.

In the bond market, investors had been somewhat more skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve following the election. Longer-term U.S. Treasury yields rose, but they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the federal funds target rate in December 2016 and again in March 2017. At the end of the reporting period, the rate ranged between 0.75% and 1.00%.) We believe the bond market also may have considered government policy-related expectations to be too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure, less reason for the Fed to raise interest rates quickly, and less justification for lofty stock

================================================================================

================================================================================

valuations. During the reporting period overall, U.S. Treasury bond prices fell. (Bond prices and yields move in opposite directions.)

The tax-exempt bond market, in keeping with its historical tendency, followed the U.S. Treasury market. However, supply-and-demand dynamics also had an impact on the municipal bond market. At USAA Investments, we are keeping a close eye on possible changes in tax rates and policies. For example, if the government cuts income taxes, the taxable-equivalent yields of municipal securities would likely become less attractive, and this could potentially affect demand. Another potential issue is infrastructure spending. The president's promise to boost infrastructure spending could also affect municipal securities, the traditional source of funding for such initiatives. However, President Trump seems to be exploring other sources of funding, so it is not clear whether the supply of municipal bonds would expand as a result of his initiative. These unknowns might create some volatility in the municipal bond market, which could temporarily depress prices and boost yields. That said, volatility can also create buying opportunities. USAA's tax-exempt investment team will continue to focus on income and look for investments that have the potential to provide higher yields for our shareholders.

In this environment, diversification can potentially help you protect your portfolio against adverse market conditions or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management. Investors who are concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This also applies to investors who think they're diversified--because U.S. stocks have outperformed for some time, their weighting within a portfolio might have grown too large and might need to be rebalanced. We encourage you to speak with one of our financial advisors, who can help you review your portfolio and align your allocations with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead your team of portfolio managers will continue to stay abreast of changing political, economic, and market conditions as they strive to meet your investment expectations. From everyone at USAA Investments, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                    16

FINANCIAL INFORMATION

   Distributions to Shareholders                                              17

   Report of Independent Registered
     Public Accounting Firm                                                   18

   Portfolio of Investments                                                   19

   Notes to Portfolio of Investments                                          27

   Financial Statements                                                       29

   Notes to Financial Statements                                              32

EXPENSE EXAMPLE                                                               46

TRUSTEES' AND OFFICERS' INFORMATION                                           48

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

204982-0517

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA VIRGINIA BOND FUND (THE FUND) PROVIDES VIRGINIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND VIRGINIA STATE INCOME TAXES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the Commonwealth of Virginia, its political subdivisions, instrumentalities, and by other government entities, the interest on which is exempt from federal income tax and Virginia state income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

          [PHOTO OF JOHN C. BONNELL, CFA]            [PHOTO OF DALE R. HOFFMANN]

          JOHN C. BONNELL, CFA                       DALE R. HOFFMANN
          USAA Asset                                 USAA Asset
          Management Company                         Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Municipal bond yields rose, causing municipal bond prices to fall, during the reporting period ended March 31, 2017. The yield on a 30-year AAA general obligation bond climbed from 2.69% on March 31, 2016 to 3.05% on March 31, 2017. However, municipal bond yields were more volatile than these numbers suggest. Municipal bond yields fell at the beginning of the reporting period, dropping steadily, with the 30-year municipal bond yield falling below 2% in early July 2016. After remaining generally stable through the rest of the summer 2016, yields began to increase during September 2016. Municipal bond yields increased after the November 2016 elections. Investors appeared to believe that politicians' pledges to cut taxes and decrease regulation, along with talk about increased infrastructure spending, would lead to stronger economic growth and possibly higher inflation. Late in the reporting period, there was some recovery in municipal bond prices.

    Although calendar year 2016 was a record issuance year for municipal bonds, demand was strong, and the available supply was easily digested by the market. Refunding bonds dominated the new-issues. In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, high-interest debt and replacing it with new bonds that have lower coupon rates. During November 2016, the bond market experienced investor liquidations for the first time in more than a year. Demand remained weak in the last two months of 2016, but was mostly positive during the first quarter of 2017. That, combined with a decrease in new-issue bonds, helped support the municipal bond market.

================================================================================

2  | USAA VIRGINIA BOND FUND

================================================================================

    Overall, municipal bond credit quality remained strong during the reporting period. State and local revenues rose, though at a more moderate pace than in the recent past. Many state and municipal governments have broad taxing powers and are required by law to balance their budgets. Numerous issuers also took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls.

o HOW DID THE USAA VIRGINIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2017, the Fund Shares and Adviser Shares had a total return of 0.36% and 0.12%, respectively, versus an average return of 1.32% amongst the funds in the Lipper Virginia Municipal Debt Funds category. This compares to returns of 1.38% for the Lipper Virginia Municipal Debt Funds Index and 0.15% for the Bloomberg Barclays Municipal Bond Index*. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.16% and 2.92%, respectively, compared to the Lipper category average of 3.25%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE COMMONWEALTH OF VIRGINIA?

    Given its proximity to Washington, D.C. and its dependency on government and government-related jobs, Virginia's economy appears to be feeling

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the index is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    the effects of federal spending cuts. However, at the end of the reporting period, its economy continued to be stronger than those of most states. The commonwealth has been proactive in cutting expenditures to maintain overall balance and has been able to post budget surpluses to restore financial reserves. Virginia's conservative fiscal practices appear to be serving it well, as it remains one of the minority of states rated AAA by all three credit-rating companies at the end of the reporting period. Virginia is characterized by a broad-based economy, with a well-educated work force and high wealth levels, as well as a history of conservative financial management.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    Consistent with our investment approach and the Fund's investment objective, we continued to manage the Fund with an income orientation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Due to our focus on income generation, the Fund has a higher allocation to BBB and A rated categories when compared to its peer group.

    During the reporting period, the Fund continued to benefit from our independent research. To identify attractive opportunities, we employed fundamental analysis that emphasized an issuer's ability and willingness to repay its debt. We worked with our in-house team of analysts to choose investments for the Fund on a bond-by-bond basis. Through our research, we seek both to recognize value and avoid potential pitfalls. Our credit analysts continuously monitored the portfolio's holdings.

    The Fund continues to be diversified by sector and issuer, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA VIRGINIA BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA VIRGINIA BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USVAX)

--------------------------------------------------------------------------------
                                                3/31/17           3/31/16
--------------------------------------------------------------------------------
Net Assets                                  $658.5 Million     $648.9 Million
Net Asset Value Per Share                       $11.21             $11.52

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.354             $0.412
Capital Gain Distributions Per Share              -                   -
Dollar-Weighted Average
Portfolio Maturity(+)                         14.1 Years         14.8 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
   1 YEAR                          5 YEARS                         10 YEARS
    0.36%                           3.35%                            3.88%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 3/31/17               EXPENSE RATIO AS OF 3/31/16**
--------------------------------------------------------------------------------
               2.12%                                        0.60%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2017

-----------------------------------------------------------------------------------------
                     TOTAL RETURN       =     DIVIDEND RETURN         +      PRICE CHANGE
-----------------------------------------------------------------------------------------
10 YEARS                 3.88%          =          4.12%              +         -0.24%
5 YEARS                  3.35%          =          3.69%              +         -0.34%
1 YEAR                   0.36%          =          3.05%              +         -2.69%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2008-MARCH 31, 2017

         [Chart of Annual total returns and compounded Dividend returns]

                                             COMPOUND               CHANGE IN
                        TOTAL                DIVIDEND                 SHARE
                       RETURN                 RETURN                  PRICE
3/31/08                -1.17%                 4.28%                  -5.45%
3/31/09                -1.29%                 4.68%                  -5.97%
3/31/10                12.23%                 5.09%                   7.14%
3/31/11                -0.03%                 4.12%                  -4.15%
3/31/12                13.37%                 4.62%                   8.75%
3/31/13                5.65%                  3.90%                   1.75%
3/31/14                0.23%                  3.94%                  -3.71%
3/31/15                7.10%                  3.88%                   3.22%
3/31/16                3.58%                  3.67%                  -0.09%
3/31/17                0.36%                  3.05%                  -2.69%

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA VIRGINIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/17, and assuming Virginia state
tax rates of:                              5.75%      5.75%     5.75%     5.75%
and assuming marginal federal
tax rates of:                             28.00%     36.80%*   38.80%*   43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD           DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years             4.12%                 6.07%      6.92%     7.14%     7.72%
5 Years              3.69%                 5.44%      6.19%     6.40%     6.92%
1 Year               3.05%                 4.49%      5.12%     5.29%     5.72%

To match the Fund Shares' closing 30-day SEC Yield of 2.12% on 3/31/17

A FULLY TAXABLE INVESTMENT MUST PAY:       3.12%      3.56%     3.68%     3.97%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2016 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    BLOOMBERG BARCLAYS      USAA VIRGINIA        LIPPER VIRGINIA
                        MUNICIPAL             BOND FUND           MUNICIPAL DEBT
                       BOND INDEX              SHARES              FUNDS INDEX
03/31/07               $10,000.00            $10,000.00            $10,000.00
04/30/07                10,029.61             10,042.00             10,036.04
05/31/07                 9,985.20              9,982.00              9,991.09
06/30/07                 9,933.45              9,914.00              9,931.94
07/31/07                10,010.46              9,957.00              9,990.47
08/31/07                 9,967.27              9,804.00              9,880.48
09/30/07                10,114.76              9,979.00             10,029.78
10/31/07                10,159.85             10,025.00             10,067.83
11/30/07                10,224.63             10,064.00             10,097.27
12/31/07                10,253.01             10,039.00             10,084.99
01/31/08                10,382.30             10,165.00             10,194.50
02/29/08                 9,906.97              9,629.00              9,707.61
03/31/08                10,190.13              9,882.00              9,960.98
04/30/08                10,309.37             10,038.00             10,100.42
05/31/08                10,371.71             10,151.00             10,186.48
06/30/08                10,254.64             10,060.00             10,067.44
07/31/08                10,293.62             10,035.00             10,064.45
08/31/08                10,414.08             10,121.00             10,146.68
09/30/08                 9,925.71              9,631.00              9,719.92
10/31/08                 9,824.40              9,375.00              9,486.31
11/30/08                 9,855.64              9,337.00              9,414.60
12/31/08                 9,999.32              9,294.00              9,438.11
01/31/09                10,365.33              9,627.00              9,859.14
02/28/09                10,419.78              9,743.00              9,953.44
03/31/09                10,421.69              9,754.00              9,955.50
04/30/09                10,629.88              9,957.00             10,196.58
05/31/09                10,742.33             10,102.00             10,356.76
06/30/09                10,641.70             10,056.00             10,290.99
07/31/09                10,819.74             10,177.00             10,423.86
08/31/09                11,004.71             10,389.00             10,620.04
09/30/09                11,399.64             10,790.00             11,003.20
10/31/09                11,160.35             10,646.00             10,847.36
11/30/09                11,252.56             10,695.00             10,859.38
12/31/09                11,290.59             10,779.00             10,938.33
01/31/10                11,349.39             10,845.00             10,978.28
02/28/10                11,459.40             10,936.00             11,074.32
03/31/10                11,431.97             10,947.00             11,070.33
04/30/10                11,570.90             11,040.00             11,184.16
05/31/10                11,657.68             11,087.00             11,232.59
06/30/10                11,664.61             11,076.00             11,204.79
07/31/10                11,810.06             11,167.00             11,320.95
08/31/10                12,080.45             11,386.00             11,554.36
09/30/10                12,061.58             11,424.00             11,576.51
10/31/10                12,028.17             11,399.00             11,545.95
11/30/10                11,787.65             11,129.00             11,266.96
12/31/10                11,559.22             10,897.00             11,033.46
01/31/11                11,474.07             10,779.00             10,899.86
02/28/11                11,656.73             10,986.00             11,076.47
03/31/11                11,617.89             10,943.00             11,037.86
04/30/11                11,825.95             11,142.00             11,235.56
05/31/11                12,028.03             11,380.00             11,455.19
06/30/11                12,070.00             11,453.00             11,513.88
07/31/11                12,193.17             11,568.00             11,616.36
08/31/11                12,401.78             11,725.00             11,760.42
09/30/11                12,529.98             11,886.00             11,929.70
10/31/11                12,483.40             11,838.00             11,891.06
11/30/11                12,557.14             11,879.00             11,930.09
12/31/11                12,796.03             12,094.00             12,155.37
01/31/12                13,091.96             12,423.00             12,524.45
02/29/12                13,104.86             12,431.00             12,524.14
03/31/12                13,019.71             12,407.00             12,443.84
04/30/12                13,169.91             12,533.00             12,587.59
05/31/12                13,279.24             12,650.00             12,706.66
06/30/12                13,264.98             12,669.00             12,694.93
07/31/12                13,475.21             12,829.00             12,918.93
08/31/12                13,490.55             12,873.00             12,939.30
09/30/12                13,572.04             12,943.00             13,009.71
10/31/12                13,610.34             13,005.00             13,056.86
11/30/12                13,834.56             13,194.00             13,308.90
12/31/12                13,663.57             13,033.00             13,081.39
01/31/13                13,720.48             13,105.00             13,174.99
02/28/13                13,762.04             13,145.00             13,207.12
03/31/13                13,702.69             13,106.00             13,114.64
04/30/13                13,852.89             13,237.00             13,265.01
05/31/13                13,683.67             13,100.00             13,126.69
06/30/13                13,296.21             12,672.00             12,630.52
07/31/13                13,179.96             12,487.00             12,449.02
08/31/13                12,991.87             12,258.00             12,149.11
09/30/13                13,271.50             12,539.00             12,391.68
10/31/13                13,376.34             12,639.00             12,480.58
11/30/13                13,348.77             12,660.00             12,448.63
12/31/13                13,314.68             12,622.00             12,382.07
01/31/14                13,574.08             12,935.00             12,649.97
02/28/14                13,733.24             13,096.00             12,841.76
03/31/14                13,756.33             13,136.00             12,875.76
04/30/14                13,921.61             13,308.00             13,026.84
05/31/14                14,100.88             13,517.00             13,238.11
06/30/14                14,113.10             13,534.00             13,201.82
07/31/14                14,137.95             13,518.00             13,197.79
08/31/14                14,309.21             13,740.00             13,400.94
09/30/14                14,323.74             13,781.00             13,450.80
10/31/14                14,421.93             13,875.00             13,516.37
11/30/14                14,446.92             13,891.00             13,533.61
12/31/14                14,519.71             13,983.00             13,609.09
01/31/15                14,777.07             14,194.00             13,814.46
02/28/15                14,624.69             14,029.00             13,678.20
03/31/15                14,666.93             14,068.00             13,716.30
04/30/15                14,589.93             13,988.00             13,635.30
05/31/15                14,549.59             13,968.00             13,629.64
06/30/15                14,536.42             13,961.00             13,541.44
07/31/15                14,641.67             14,044.00             13,600.86
08/31/15                14,670.46             14,098.00             13,631.09
09/30/15                14,776.66             14,167.00             13,740.38
10/31/15                14,835.47             14,212.00             13,798.05
11/30/15                14,894.41             14,278.00             13,846.00
12/31/15                14,999.12             14,374.00             13,933.42
01/31/16                15,178.11             14,487.00             14,044.54
02/29/16                15,201.88             14,492.00             14,086.55
03/31/16                15,250.09             14,571.00             14,147.77
04/30/16                15,362.27             14,678.00             14,227.97
05/31/16                15,403.83             14,755.00             14,299.96
06/30/16                15,648.83             14,961.00             14,598.43
07/31/16                15,658.33             14,936.00             14,591.50
08/31/16                15,679.52             14,959.00             14,615.17
09/30/16                15,601.29             14,909.00             14,567.27
10/31/16                15,437.51             14,801.00             14,448.34
11/30/16                14,861.81             14,361.00             14,018.60
12/31/16                15,036.33             14,490.00             14,098.72
01/31/17                15,135.47             14,524.00             14,201.16
02/28/17                15,240.59             14,587.00             14,298.21
03/31/17                15,273.59             14,627.00             14,342.63

                                   [END CHART]

                       Data from 3/31/07 through 3/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the index because the index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Virginia Municipal Debt Funds Index, which measures the Fund's performance to that of the Lipper Virginia Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA VIRGINIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                LIPPER VIRGINIA
                        USAA VIRGINIA            MUNICIPAL DEBT
                      BOND FUND SHARES           FUNDS AVERAGE
03/31/08                    4.57%                    3.93%
03/31/09                    4.98                     4.40
03/31/10                    4.56                     3.93
03/31/11                    4.36                     4.12
03/31/12                    4.02                     3.71
03/31/13                    3.77                     3.38
03/31/14                    3.97                     3.56
03/31/15                    3.67                     3.40
03/31/16                    3.58                     3.33
03/31/17                    3.16                     3.25

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/08 to 3/31/17.

The Lipper Virginia Municipal Debt Funds Average is an average performance level of all Virginia municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA VIRGINIA BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UVABX)

--------------------------------------------------------------------------------
                                         3/31/17                   3/31/16
--------------------------------------------------------------------------------
Net Assets                            $25.5 Million             $23.0 Million
Net Asset Value Per Share                $11.20                    $11.51

LAST 12 MONTHS
Tax-Exempt Dividends Per Share           $0.327                    $0.385
Capital Gain Distributions Per Share        -                         -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
   1 YEAR                      5 YEARS                 SINCE INCEPTION 8/01/10
   0.12%                        3.10%                            3.88%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 3/31/17                EXPENSE RATIO AS OF 3/31/16**
--------------------------------------------------------------------------------
              1.91%                                           0.84%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA VIRGINIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.91% on 3/31/17 and assuming Virginia state tax
rates of:                               5.75%     5.75%       5.75%       5.75%

and assuming marginal federal tax
rates of:                              28.00%    36.80%*     38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:    2.81%     3.21%       3.31%       3.58%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2016 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      BLOOMBERG BARCLAYS            USAA VIRGINIA              LIPPER VIRGINIA
                          MUNICIPAL                   BOND FUND                 MUNICIPAL DEBT
                         BOND INDEX                ADVISER SHARES                FUNDS INDEX
07/31/10                 $10,000.00                  $10,000.00                   $10,000.00
08/31/10                  10,228.95                   10,192.00                    10,206.18
09/30/10                  10,212.97                   10,223.00                    10,225.75
10/31/10                  10,184.68                   10,197.00                    10,198.75
11/30/10                   9,981.03                    9,952.00                     9,952.32
12/31/10                   9,787.61                    9,742.00                     9,746.05
01/31/11                   9,715.50                    9,633.00                     9,628.05
02/28/11                   9,870.17                    9,816.00                     9,784.05
03/31/11                   9,837.28                    9,767.00                     9,749.95
04/30/11                  10,013.45                    9,952.00                     9,924.57
05/31/11                  10,184.57                   10,163.00                    10,118.58
06/30/11                  10,220.10                   10,226.00                    10,170.42
07/31/11                  10,324.40                   10,317.00                    10,260.95
08/31/11                  10,501.03                   10,465.00                    10,388.20
09/30/11                  10,609.58                   10,606.00                    10,537.72
10/31/11                  10,570.14                   10,563.00                    10,503.59
11/30/11                  10,632.58                   10,597.00                    10,538.07
12/31/11                  10,834.86                   10,778.00                    10,737.06
01/31/12                  11,085.43                   11,079.00                    11,063.08
02/29/12                  11,096.35                   11,084.00                    11,062.80
03/31/12                  11,024.25                   11,060.00                    10,991.87
04/30/12                  11,151.44                   11,161.00                    11,118.85
05/31/12                  11,244.01                   11,272.00                    11,224.02
06/30/12                  11,231.93                   11,288.00                    11,213.67
07/31/12                  11,409.94                   11,428.00                    11,411.52
08/31/12                  11,422.94                   11,456.00                    11,429.52
09/30/12                  11,491.93                   11,526.00                    11,491.72
10/31/12                  11,524.36                   11,570.00                    11,533.37
11/30/12                  11,714.22                   11,737.00                    11,755.99
12/31/12                  11,569.44                   11,591.00                    11,555.03
01/31/13                  11,617.62                   11,664.00                    11,637.71
02/28/13                  11,652.81                   11,689.00                    11,666.09
03/31/13                  11,602.56                   11,662.00                    11,584.40
04/30/13                  11,729.74                   11,777.00                    11,717.22
05/31/13                  11,586.46                   11,653.00                    11,595.05
06/30/13                  11,258.38                   11,270.00                    11,156.77
07/31/13                  11,159.95                   11,103.00                    10,996.45
08/31/13                  11,000.68                   10,896.00                    10,731.53
09/30/13                  11,237.45                   11,135.00                    10,945.79
10/31/13                  11,326.23                   11,233.00                    11,024.33
11/30/13                  11,302.88                   11,250.00                    10,996.10
12/31/13                  11,274.02                   11,214.00                    10,937.31
01/31/14                  11,493.66                   11,480.00                    11,173.95
02/28/14                  11,628.43                   11,621.00                    11,343.36
03/31/14                  11,647.98                   11,665.00                    11,373.39
04/30/14                  11,787.93                   11,806.00                    11,506.85
05/31/14                  11,939.72                   11,989.00                    11,693.46
06/30/14                  11,950.07                   12,002.00                    11,661.40
07/31/14                  11,971.12                   11,996.00                    11,657.85
08/31/14                  12,116.12                   12,190.00                    11,837.29
09/30/14                  12,128.43                   12,213.00                    11,881.33
10/31/14                  12,211.57                   12,304.00                    11,939.25
11/30/14                  12,232.73                   12,316.00                    11,954.48
12/31/14                  12,294.37                   12,385.00                    12,021.16
01/31/15                  12,512.28                   12,569.00                    12,202.56
02/28/15                  12,383.26                   12,431.00                    12,082.20
03/31/15                  12,419.02                   12,463.00                    12,115.85
04/30/15                  12,353.82                   12,389.00                    12,044.30
05/31/15                  12,319.66                   12,369.00                    12,039.31
06/30/15                  12,308.51                   12,350.00                    11,961.40
07/31/15                  12,397.63                   12,432.00                    12,013.89
08/31/15                  12,422.01                   12,477.00                    12,040.58
09/30/15                  12,511.93                   12,536.00                    12,137.12
10/31/15                  12,561.73                   12,561.00                    12,188.06
11/30/15                  12,611.63                   12,617.00                    12,230.42
12/31/15                  12,700.29                   12,711.00                    12,307.64
01/31/16                  12,851.86                   12,798.00                    12,405.79
02/29/16                  12,871.98                   12,799.00                    12,442.90
03/31/16                  12,912.80                   12,867.00                    12,496.97
04/30/16                  13,007.79                   12,958.00                    12,567.83
05/31/16                  13,042.97                   13,024.00                    12,631.41
06/30/16                  13,250.42                   13,203.00                    12,895.06
07/31/16                  13,258.47                   13,178.00                    12,888.94
08/31/16                  13,276.41                   13,196.00                    12,909.84
09/30/16                  13,210.17                   13,149.00                    12,867.54
10/31/16                  13,071.49                   13,051.00                    12,762.49
11/30/16                  12,584.03                   12,672.00                    12,382.89
12/31/16                  12,731.80                   12,772.00                    12,453.66
01/31/17                  12,815.74                   12,799.00                    12,544.15
02/28/17                  12,904.75                   12,864.00                    12,629.87
03/31/17                  12,932.69                   12,885.00                    12,669.11

                                   [END CHART]

                       Data from 7/31/10 through 3/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA VIRGINIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                       USAA VIRGINIA BOND          LIPPER VIRGINIA MUNICIPAL
                      FUND ADVISER SHARES             DEBT FUNDS AVERAGE
03/31/12                      3.81%                          3.71%
03/31/13                      3.59                           3.38
03/31/14                      3.77                           3.56
03/31/15                      3.43                           3.40
03/31/16                      3.34                           3.33
03/31/17                      2.92                           3.25

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/17.

The Lipper Virginia Municipal Debt Funds Average is an average performance level of all Virginia municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/17 o
                                (% of Net Assets)

Hospital ...................................................  22.2%
Education ..................................................  18.7%
Escrowed Bonds .............................................  11.1%
Water/Sewer Utility ........................................   6.6%
Toll Roads .................................................   6.4%
Airport/Port ...............................................   6.1%
Appropriated Debt ..........................................   4.0%
Health Miscellaneous .......................................   3.5%
Nursing/CCRC ...............................................   3.1%
Multifamily Housing ........................................   2.8%

You will find a complete list of securities that the Fund owns on pages 19-26.

================================================================================

14  | USAA VIRGINIA BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/17 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        14.1%
AA                                                                         53.4%
A                                                                           9.6%
BBB                                                                        12.4%
BELOW INVESTMENT-GRADE                                                      4.4%
UNRATED                                                                     6.1%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-26.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                               NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                 FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                  9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.              9,714,117,381                 352,502,522
Jefferson C. Boyce                  9,717,710,105                 348,909,798
Dawn M. Hawley                      9,714,577,808                 352,042,095
Paul L. McNamara                    9,668,206,065                 398,413,838
Richard Y. Newton III               9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.           9,715,801,431                 350,818,472
Michael F. Reimherr                 9,711,558,498                 355,061,405

================================================================================

16  | USAA VIRGINIA BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2017:

                                            TAX-EXEMPT
                                            INCOME(1, 2)
                                           ------------
                                               100%
                                           ------------

(1)Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2)All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VIRGINIA BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Virginia Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Virginia Bond Fund at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 25, 2017

================================================================================

18  | USAA VIRGINIA BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA    Economic Development Authority
    ETM    Escrowed to final maturity
    IDA    Industrial Development Authority/Agency
    MTA    Metropolitan Transportation Authority
    PRE    Pre-refunded to a date prior to maturity

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

    collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)  Principal and interest payments are insured by one of the following:
           Assured Guaranty Corp., Assured Guaranty Municipal Corp., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Barclays Bank plc, Northern Trust Corp., U.S. Bancorp, or JP Morgan
           Chase & Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from Fannie Mae.

================================================================================

20  | USAA VIRGINIA BOND FUND

================================================================================

INVESTMENTS

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON       FINAL           VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (84.2%)

              VIRGINIA (76.1%)
 $ 1,000      Alexandria IDA (PRE)                                                   4.75%       1/01/2036    $  1,095
   2,000      Amherst IDA                                                            5.00        9/01/2026       1,899
   2,000      Amherst IDA                                                            4.75        9/01/2030       1,770
  15,000      Arlington County IDA                                                   5.00        7/01/2031      16,037
   2,615      Capital Region Airport Commission (INS) (PRE)                          5.00        7/01/2031       2,747
     700      Capital Region Airport Commission                                      4.00        7/01/2036         730
     750      Capital Region Airport Commission                                      4.00        7/01/2038         782
  10,000      Charles City County EDA                                                2.88        2/01/2029       9,311
   5,000      Chesapeake Bay Bridge and Tunnel District (ETM)                        5.50        7/01/2025       6,060
   9,240      Chesapeake Bay Bridge and Tunnel District                              5.00        7/01/2051      10,143
   6,520      Chesapeake, 4.75%, 7/15/2023                                           4.65(a)     7/15/2032       5,203
   3,000      Chesapeake, 4.88%, 7/15/2023                                           4.88(a)     7/15/2040       2,330
   5,000      College Building Auth.                                                 5.00        6/01/2029       4,671
   2,725      College Building Auth.                                                 5.00        9/01/2031       3,146
   5,615      College Building Auth.                                                 5.00        9/01/2032       6,449
   6,380      College Building Auth.                                                 5.00        9/01/2033       7,296
  10,000      College Building Auth.                                                 5.00        3/01/2034      10,899
   8,000      College Building Auth.                                                 4.00        2/01/2035       8,344
  11,710      College Building Auth.                                                 5.00        6/01/2036      10,410
   2,540      College Building Auth.                                                 5.00        3/01/2041       2,768
   7,100      Fairfax County EDA (PRE)                                               5.00       10/01/2027       7,250
   2,000      Fairfax County EDA                                                     5.00       10/01/2029       2,327
   2,000      Fairfax County EDA                                                     5.00       10/01/2030       2,319
   2,000      Fairfax County EDA                                                     5.00       10/01/2031       2,306
   1,500      Fairfax County EDA                                                     5.00       10/01/2032       1,721
   1,500      Fairfax County EDA                                                     5.00       12/01/2032       1,531
   2,200      Fairfax County EDA                                                     5.00       10/01/2033       2,513
   2,000      Fairfax County EDA                                                     5.00       10/01/2034       2,276
   7,500      Fairfax County EDA (PRE)                                               5.13       10/01/2037       7,663
   2,750      Fairfax County EDA                                                     4.00       10/01/2042       2,711
   2,250      Fairfax County EDA                                                     5.00       10/01/2042       2,428
   2,800      Fairfax County EDA                                                     5.00       12/01/2042       2,838
   4,000      Fairfax County EDA                                                     5.00        4/01/2047       4,585
   1,500      Fairfax County IDA (PRE)                                               5.25        5/15/2026       1,631
  14,000      Fairfax County IDA                                                     5.00        5/15/2037      15,544
   1,000      Fairfax County IDA                                                     4.00        5/15/2042       1,013
   6,900      Fairfax County IDA                                                     4.00        5/15/2044       6,985

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON       FINAL           VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
 $ 5,770      Farms of New Kent Community Dev. Auth.,
                acquired 9/08/2006-10/03/2007; cost $5,630(b),(c)                    5.45%       3/01/2036    $  1,442
   1,000      Fauquier County IDA (PRE)                                              5.00       10/01/2027       1,021
   8,825      Fauquier County IDA (PRE)                                              5.25       10/01/2037       9,023
   1,500      Greater Richmond Convention Center Auth.                               5.00        6/15/2032       1,690
   3,340      Hampton Roads Sanitation District (PRE)                                5.00        4/01/2033       3,477
   5,660      Hampton Roads Sanitation District (PRE)                                5.00        4/01/2033       5,893
   4,700      Hampton Roads Sanitation District                                      5.00        8/01/2043       5,411
   2,795      Hanover County EDA                                                     4.50        7/01/2030       2,804
   1,100      Hanover County EDA                                                     4.50        7/01/2032       1,092
   2,000      Hanover County EDA                                                     5.00        7/01/2042       2,008
   3,630      Hanover County IDA (INS)                                               6.38        8/15/2018       3,740
   1,200      Henrico County EDA                                                     5.00        6/01/2024       1,326
     140      Henrico County EDA                                                     4.25        6/01/2026         147
   2,105      Henrico County EDA                                                     5.00       11/01/2030       2,337
   2,500      Henrico County EDA                                                     4.00       10/01/2035       2,509
   3,175      Housing Dev. Auth.                                                     4.50       10/01/2036       3,290
   5,000      Housing Dev. Auth.                                                     4.80        7/01/2038       5,287
   4,480      Housing Dev. Auth.                                                     4.60        9/01/2040       4,575
   7,000      Housing Dev. Auth.                                                     3.60        5/01/2046       6,834
   1,516      Lewistown Commerce Center Community Dev. Auth.                         6.05        3/01/2044       1,337
     730      Lewistown Commerce Center Community Dev. Auth.                         6.05        3/01/2044         678
   2,370      Lewistown Commerce Center Community Dev.
                Auth., acquired 10/12/2007; cost $2,371(b)                           6.05        3/01/2054         349
     750      Lexington IDA                                                          4.00        1/01/2031         754
   5,000      Lexington IDA (PRE)                                                    5.00       12/01/2036       5,417
   1,000      Lexington IDA                                                          4.00        1/01/2037         967
   2,000      Lexington IDA                                                          5.00        1/01/2043       2,219
   1,135      Loudoun County EDA                                                     5.00       12/01/2031       1,312
     800      Loudoun County EDA                                                     5.00       12/01/2032         920
     775      Loudoun County EDA                                                     5.00       12/01/2033         887
     805      Loudoun County EDA                                                     5.00       12/01/2034         918
   5,000      Lynchburg                                                              4.00        6/01/2044       5,170
   3,000      Lynchburg EDA                                                          5.00        9/01/2043       3,173
   5,389      Marquis Community Dev. Auth.,
                acquired 3/01/2012; cost $468(b),(d)                                 5.63(e)     9/01/2041         702
   3,532      Marquis Community Dev. Auth.,
                acquired 3/01/2012; cost $2,926(b),(d)                               5.63        9/01/2041       2,728
   1,093      Marquis Community Dev. Auth., 7.50%,
                9/01/2021, acquired 10/27/2015; cost $711(b),(f)                     7.50(a)    9/ 01/2045         707
   5,000      Montgomery County EDA                                                  5.00       6/ 01/2035       5,462
   5,500      Montgomery County IDA (PRE)                                            5.00       2/ 01/2029       5,688
   1,000      Norfolk EDA                                                            5.00      11/01 /2030       1,110

================================================================================

22  | USAA VIRGINIA BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON       FINAL           VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
 $ 3,500      Norfolk EDA                                                            5.00%      11/01/2043    $  3,884
   1,000      Norfolk Redevelopment and Housing Auth.                                5.50       11/01/2019       1,004
   4,816      Peninsula Town Center Community Dev. Auth.                             6.45        9/01/2037       4,839
   3,000      Port Auth. (PRE)                                                       5.00        7/01/2030       3,259
  10,000      Port Auth. (PRE)                                                       5.00        7/01/2040      10,864
   1,000      Portsmouth                                                             5.00        2/01/2033       1,132
   1,705      Prince William County IDA (PRE)                                        5.50        9/01/2031       1,991
   2,000      Prince William County IDA                                              5.50        9/01/2031       2,265
   1,000      Prince William County IDA (PRE)                                        5.50        9/01/2034       1,168
  10,000      Prince William County IDA                                              5.00       11/01/2046      10,734
  10,000      Public School Auth.                                                    5.00        8/01/2024      12,002
   4,000      Radford IDA (NBGA)                                                     3.50        9/15/2029       4,102
   2,340      Rappahannock Regional Jail Auth.                                       5.00       10/01/2034       2,672
   1,165      Rappahannock Regional Jail Auth.                                       5.00       10/01/2035       1,326
   1,030      Resources Auth.                                                        5.00       11/01/2032       1,187
   7,310      Resources Auth.                                                        4.00       11/01/2041       7,531
   2,000      Richmond Public Utility (PRE)                                          5.00        1/15/2035       2,141
   6,000      Richmond Public Utility                                                5.00        1/15/2038       6,728
   6,000      Richmond Public Utility                                                4.00        1/15/2040       6,193
   4,500      Richmond Public Utility (PRE)                                          5.00        1/15/2040       4,816
   5,120      Roanoke County EDA (INS) (PRE)                                         5.00       10/15/2027       5,436
   2,850      Roanoke County EDA (INS) (PRE)                                         5.00       10/15/2032       3,026
   1,150      Roanoke County EDA                                                     5.00        7/01/2033       1,240
   4,285      Roanoke County EDA (INS) (PRE)                                         5.13       10/15/2037       4,558
     110      Roanoke County EDA (INS) (PRE)                                         5.00        7/01/2038         123
   6,890      Roanoke County EDA (INS)                                               5.00        7/01/2038       7,331
     420      Small Business Financing Auth.                                         5.00        4/01/2025         459
     185      Small Business Financing Auth.                                         5.25        4/01/2026         202
   1,500      Small Business Financing Auth.                                         5.25        9/01/2027       1,518
     855      Small Business Financing Auth.                                         5.50        4/01/2028         944
     750      Small Business Financing Auth.                                         5.50        4/01/2033         823
  15,000      Small Business Financing Auth.                                         5.25        9/01/2037      15,146
  11,945      Small Business Financing Auth.                                         5.00       11/01/2040      12,888
     520      Stafford County and City of Staunton IDA (INS)                         5.25        8/01/2036         521
   5,900      Stafford County EDA                                                    5.00        6/15/2036       6,441
   6,495      Stafford County EDA                                                    4.00        6/15/2037       6,525
  10,000      Tobacco Settlement Financing Corp.                                     5.00        6/01/2047       9,262
   6,315      Univ. Health System Auth.                                              4.75        7/01/2036       6,678
   3,000      Univ. Health System Auth.                                              4.75        7/01/2041       3,171
   4,405      Univ. of Virginia                                                      5.00        6/01/2037       5,041
   4,000      Univ. of Virginia                                                      5.00        4/01/2042       4,687
   5,000      Univ. of Virginia                                                      4.00        4/01/2045       5,230
   5,000      Univ. of Virginia                                                      5.00        4/01/2046       5,830

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON       FINAL           VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
 $ 5,000      Univ. of Virginia                                                      5.00%       4/01/2047    $  5,826
   5,000      Upper Occoquan Sewage Auth.                                            4.00        7/01/2039       5,243
   5,000      Upper Occoquan Sewage Auth. (PRE)                                      5.00        7/01/2041       5,053
   1,795      Virginia Beach Dev. Auth.                                              5.00        5/01/2029       2,077
   1,270      Virginia Resources Auth. (PRE)                                         5.00       11/01/2040       1,433
     165      Virginia Resources Auth.                                               5.00       11/01/2040         182
   2,165      Washington County IDA (PRE)                                            5.25        8/01/2030       2,444
   2,160      Washington County IDA (PRE)                                            5.50        8/01/2040       2,456
   2,073      Watkins Centre Community Dev. Auth.                                    5.40        3/01/2020       2,077
   2,000      West Virginia Regional Jail Auth.                                      5.00       12/01/2038       2,281
   3,250      Winchester EDA                                                         5.00        1/01/2044       3,537
   3,250      Winchester EDA                                                         5.00        1/01/2044       3,568
   3,000      Winchester IDA (PRE)                                                   5.63        1/01/2044       3,237
                                                                                                              --------
                                                                                                               520,467
                                                                                                              --------
              DISTRICT OF COLUMBIA (5.4%)
   2,825      Metropolitan Washington Airports Auth.                                 5.00       10/01/2029       3,054
  12,465      Metropolitan Washington Airports Auth.                                 5.00       10/01/2030      13,156
   5,500      Metropolitan Washington Airports Auth. (INS)                           5.32(e)    10/01/2030       3,216
  11,230      Metropolitan Washington Airports Auth.                                 5.00       10/01/2039      12,076
   4,000      Metropolitan Washington Airports Auth.                                 5.00       10/01/2053       4,170
   1,000      Washington MTA                                                         5.13        7/01/2032       1,078
                                                                                                              --------
                                                                                                                36,750
                                                                                                              --------
              GUAM (2.5%)
   1,250      Government                                                             5.00       12/01/2046       1,336
   2,000      Government Business Privilege Tax                                      5.00       11/15/2039       2,079
   1,500      Government Business Privilege Tax                                      5.00        1/01/2042       1,534
   1,255      International Airport Auth. (INS)                                      5.75       10/01/2043       1,445
     500      Power Auth.                                                            5.00       10/01/2031         536
   1,000      Power Auth.                                                            5.00       10/01/2034       1,042
     750      Power Auth. (INS)                                                      5.00       10/01/2039         826
   1,000      Power Auth. (INS)                                                      5.00       10/01/2044       1,097
   2,850      Waterworks Auth.                                                       5.00        7/01/2035       3,055
   4,000      Waterworks Auth.                                                       5.50        7/01/2043       4,382
                                                                                                              --------
                                                                                                                17,332
                                                                                                              --------
              U.S. VIRGIN ISLANDS (0.2%)
   2,000      Public Finance Auth.                                                   5.00       10/01/2032       1,667
                                                                                                              --------
              Total Fixed-Rate Instruments (cost: $568,764)                                                    576,216
                                                                                                              --------

================================================================================

24  | USAA VIRGINIA BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON       FINAL           VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
              PUT BONDS (1.2%)

              VIRGINIA (1.2%)
 $ 5,000      Wise County IDA                                                        2.15%      10/01/2040    $  5,045
   3,000      York County EDA                                                        1.88        5/01/2033       3,031
                                                                                                              --------
                                                                                                                 8,076
                                                                                                              --------
              Total Put Bonds (cost: $8,000)                                                                     8,076
                                                                                                              --------
              VARIABLE-RATE DEMAND NOTES (13.9%)

              VIRGINIA (12.6%)
   1,000      Alexandria IDA (LOC - Bank of America Corp.)                           0.94        7/01/2038       1,000
  14,075      College Building Auth. (LIQ)                                           0.91        8/01/2034      14,075
   8,925      Fairfax County EDA (LIQ)                                               0.89       12/01/2033       8,925
   4,200      Fairfax County EDA (LIQ)                                               0.94       12/01/2033       4,200
   4,230      Fauquier County IDA (LOC - BB&T Corp.)                                 0.93       12/01/2033       4,230
  10,860      Hanover County EDA (LOC - U.S. Bancorp)                                0.92       11/01/2025      10,860
   1,315      Hanover County EDA (LOC - Bank of New York Mellon Corp.)               0.94       11/01/2025       1,315
  14,450      Loudoun County IDA                                                     0.89        2/15/2038      14,450
   4,700      Loudoun County IDA                                                     0.89        2/15/2038       4,700
   2,300      Loudoun County IDA                                                     0.91        2/15/2038       2,300
   1,900      Montgomery County IDA (LOC - Bank of New York Mellon Corp.)            0.85        6/01/2035       1,900
   9,965      Norfolk EDA                                                            0.87       11/01/2034       9,965
   5,000      Resources Auth. (LIQ)(f)                                               0.94       11/01/2019       5,000
   3,335      Tenet Healthcare Corp. (LIQ)(f)                                        0.96        2/01/2028       3,335
                                                                                                              --------
                                                                                                                86,255
                                                                                                              --------
              DISTRICT OF COLUMBIA (1.3%)
   8,690      Metropolitan Washington Airports Auth. (LOC - Toronto-Dominion Bank)   0.90       10/01/2039       8,690
                                                                                                              --------
              Total Variable-Rate Demand Notes (cost: $94,945)                                                  94,945
                                                                                                              --------

              TOTAL INVESTMENTS (COST: $671,709)                                                              $679,237
                                                                                                              ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1                 LEVEL 2              LEVEL 3                 TOTAL
----------------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                           $-                $574,774               $1,442              $576,216
Put Bonds                                         -                   8,076                    -                 8,076
Variable-Rate Demand Notes                        -                  94,945                    -                94,945
----------------------------------------------------------------------------------------------------------------------
Total                                            $-                $677,795               $1,442              $679,237
----------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

----------------------------------------------------------------------------------------------------------------------
                                         RECONCILIATION OF LEVEL 3 INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                                                     FIXED-RATE INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2016                                                                                    $1,443
Purchases                                                                                                            -
Sales                                                                                                                -
Transfers into Level 3                                                                                               -
Transfers out of Level 3                                                                                             -
Net realized gain (loss) on investments                                                                              -
Change in net unrealized appreciation/(depreciation) of investments                                                 (1)
----------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2017                                                                                    $1,442
----------------------------------------------------------------------------------------------------------------------

For the period of April 1, 2016, through March 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

26  | USAA VIRGINIA BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (b) Security deemed illiquid by the USAA Asset Management Company
        (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at March 31, 2017, was $5,928,000, which represented 0.9% of the Fund's net assets.

    (c) At March 31, 2017, the issuer was in default with respect to interest and/or principal payments.

    (d) Restricted security that is not registered under the Securities Act of 1933.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

    (e) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (f) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

28  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $671,709)                   $679,237
   Cash                                                                                  19
   Receivables:
       Capital shares sold                                                              321
       Interest                                                                       7,775
                                                                                   --------
           Total assets                                                             687,352
                                                                                   --------
LIABILITIES
   Payables:
       Securities purchased                                                           2,433
       Capital shares redeemed                                                          324
       Dividends on capital shares                                                      389
   Accrued management fees                                                              185
   Accrued transfer agent's fees                                                          7
   Other accrued expenses and payables                                                   66
                                                                                   --------
           Total liabilities                                                          3,404
                                                                                   --------
              Net assets applicable to capital shares outstanding                  $683,948
                                                                                   ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                 $682,837
   Overdistribution of net investment income                                            (41)
   Accumulated net realized loss on investments                                      (6,376)
   Net unrealized appreciation of investments                                         7,528
                                                                                   ========
              Net assets applicable to capital shares outstanding                  $683,948
                                                                                   ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $658,452/58,750 capital shares
           outstanding, no par value)                                              $  11.21
                                                                                   ========
       Adviser Shares (net assets of $25,496/2,276 capital shares
           outstanding, no par value)                                              $  11.20
                                                                                   ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                 $ 25,522
                                                                                   --------
EXPENSES
   Management fees                                                                    2,434
   Administration and servicing fees:
       Fund Shares                                                                    1,004
       Adviser Shares                                                                    38
   Transfer agent's fees:
       Fund Shares                                                                      202
       Adviser Shares                                                                    11
   Distribution and service fees (Note 6D):
       Adviser Shares                                                                    63
   Custody and accounting fees:
       Fund Shares                                                                      117
       Adviser Shares                                                                     4
   Postage:
       Fund Shares                                                                       17
       Adviser Shares                                                                     1
   Shareholder reporting fees:
       Fund Shares                                                                       21
       Adviser Shares                                                                     1
   Trustees' fees                                                                        30
   Professional fees                                                                     94
   Other                                                                                 23
                                                                                   --------
          Total expenses                                                              4,060
                                                                                   --------
NET INVESTMENT INCOME                                                                21,462
                                                                                   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain                                                                     270
  Change in net unrealized appreciation/(depreciation)                              (19,873)
                                                                                   --------
          Net realized and unrealized loss                                          (19,603)
                                                                                   --------
  Increase in net assets resulting from operations                                 $  1,859
                                                                                   ========

See accompanying notes to financial statements.

================================================================================

30  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

-------------------------------------------------------------------------------------------------------

                                                                                 2017              2016
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                       $ 21,462         $ 23,366
  Net realized gain on investments                                                 270              248
  Change in net unrealized appreciation/(depreciation)
     of investments                                                            (19,873)          (1,202)
                                                                              -------------------------
     Increase in net assets resulting from operations                            1,859           22,412
                                                                              -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
     Fund Shares                                                               (20,696)         (22,859)
     Adviser Shares                                                               (718)            (717)
                                                                              -------------------------
        Distributions to shareholders                                          (21,414)         (23,576)
                                                                              -------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                                   28,331            1,716
  Adviser Shares                                                                 3,308            1,952
                                                                              -------------------------
     Total net increase in net assets from capital
        share transactions                                                      31,639            3,668
                                                                              -------------------------
  Net increase in net assets                                                    12,084            2,504

NET ASSETS
  Beginning of year                                                            671,864          669,360
                                                                              -------------------------
  End of year                                                                 $683,948         $671,864
                                                                              =========================
Overdistribution of net investment income:
  End of year                                                                 $    (41)        $    (48)
                                                                              =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Virginia Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

The Fund consists of two classes of shares: Virginia Bond Fund Shares (Fund Shares) and Virginia Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

32  | USAA VIRGINIA BOND FUND

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

        extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

34  | USAA VIRGINIA BOND FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value derived based upon the use of inputs such as real property appraisals.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    March 31, 2017, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2017, the Fund Shares and Adviser Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management

================================================================================

36  | USAA VIRGINIA BOND FUND

================================================================================

    to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended March 31, 2017, the Fund paid CAPCO facility fees of $5,000, which represents 0.9% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for defaulted bond and market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $41,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2017, and 2016, was as follows:

                                                  2017            2016
                                              ----------------------------
Tax-exempt income                             21,414,000      23,576,000

As of March 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                               $ 1,811,000
Accumulated capital and other losses                           (6,377,000)
Unrealized appreciation of investments                          7,528,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2017, the Fund utilized capital loss carryforwards of $310,000, to offset capital gains. At March 31, 2017, the Fund had net capital loss carryforwards of $6,377,000 for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                      --------------------------------------
                                    TAX CHARACTER
                      --------------------------------------
                      (NO EXPIRATION)              BALANCE
                      ---------------            -----------
                      Short-Term                  $1,007,000
                      Long-Term                    5,370,000
                                                  ----------
                      Total                       $6,377,000
                                                  ==========

================================================================================

38  | USAA VIRGINIA BOND FUND

================================================================================

For the year ended March 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2017, were $80,593,000 and $118,431,000, respectively.

As of March 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $671,709,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2017, for federal income tax purposes, were $20,171,000 and $12,643,000, respectively, resulting in net unrealized appreciation of $7,528,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                          YEAR ENDED              YEAR ENDED
                                         MARCH 31, 2017          MARCH 31, 2016
    --------------------------------------------------------------------------------
                                       SHARES      AMOUNT       SHARES        AMOUNT
                                       ---------------------------------------------
    FUND SHARES:
    Shares sold                         8,209     $ 94,057      4,756       $ 54,371
    Shares issued from reinvested
      dividends                         1,443       16,509      1,560         17,821
    Shares redeemed                    (7,254)     (82,235)    (6,183)       (70,476)
                                       ---------------------------------------------
    Net increase from capital
      share transactions                2,398     $ 28,331        133       $  1,716
                                       =============================================
    ADVISER SHARES:
    Shares sold                           842     $  9,641        585       $  6,684
    Shares issued from reinvested
      dividends                            49          563         47            537
    Shares redeemed*                     (609)      (6,896)      (462)        (5,269)
                                       ---------------------------------------------
    Net increase from capital
      share transactions                  282     $  3,308        170       $  1,952
                                       =============================================

    *Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA Virginia Bond Fund and USAA Virginia Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2017, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

================================================================================

40  | USAA VIRGINIA BOND FUND

================================================================================

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper Virginia Municipal Debt Funds Index.

    The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $2,434,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $226,000 and $2,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.03% and 0.01%, respectively.

    B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2017, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,004,000 and $38,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2017, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2017, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $202,000 and $11,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $63,000.

================================================================================

42  | USAA VIRGINIA BOND FUND

================================================================================

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2017, USAA and its affiliates owned 448,000 Adviser Shares, which represents 19.7% of the Adviser Shares outstanding and 0.7% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MARCH 31,
                                       ----------------------------------------------------------------------
                                           2017            2016           2015            2014           2013
                                       ----------------------------------------------------------------------
Net asset value at
  beginning of period                  $  11.52        $  11.53       $  11.17        $  11.60       $  11.40
                                       ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .35             .41            .43             .44            .44
  Net realized and
    unrealized gain (loss)                 (.31)           (.01)           .35            (.43)           .20
                                       ----------------------------------------------------------------------
Total from investment
  operations                                .04             .40            .78             .01            .64
                                       ----------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.35)           (.41)          (.42)           (.44)          (.44)
                                       ----------------------------------------------------------------------
Net asset value at
  end of period                        $  11.21        $  11.52       $  11.53        $  11.17       $  11.60
                                       ======================================================================
Total return (%)*                           .36            3.58           7.10             .23           5.65
Net assets at end of
  period (000)                         $658,452        $648,913       $648,331        $595,246       $671,320
Ratios to average
  net assets:**
  Expenses (%)(a)                           .58             .60            .59             .59            .57
  Net investment income (%)                3.10            3.57           3.70            4.01           3.77
Portfolio turnover (%)                       13               3             12               7              6

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $669,592,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

44  | USAA VIRGINIA BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MARCH 31,
                                       ----------------------------------------------------------------------
                                          2017            2016           2015            2014            2013
                                       ----------------------------------------------------------------------
Net asset value at
  beginning of period                  $ 11.51         $ 11.53        $ 11.17         $ 11.60         $ 11.40
                                       ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                    .33             .38            .40             .42             .42
  Net realized and
    unrealized gain (loss)                (.31)           (.02)           .36            (.43)            .20
                                       ----------------------------------------------------------------------
Total from investment
  operations                               .02             .36            .76            (.01)            .62
                                       ----------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.33)           (.38)          (.40)           (.42)           (.42)
                                       ----------------------------------------------------------------------
Redemption fees added to
  beneficial interests                       -             .00(a)           -               -               -
                                       ----------------------------------------------------------------------
Net asset value at
  end of period                        $ 11.20         $ 11.51        $ 11.53         $ 11.17         $ 11.60
                                       ======================================================================
Total return (%)*                          .12            3.24           6.84             .03            5.46
Net assets at end of
  period (000)                         $25,496         $22,951        $21,029         $12,701         $11,912
Ratios to average
  net assets:**
  Expenses (%)(c)                          .81             .84            .84(b)          .79             .76
  Expenses, excluding
    reimbursements (%)(c)                  .81             .84            .84             .79             .76
 Net investment income (%)                2.85            3.34           3.44            3.80            3.57
Portfolio turnover (%)                      13               3             12               7               6

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $25,194,000.
(a) Represents less than $0.01 per share.
(b) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

EXPENSE EXAMPLE

March 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2016, through March 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

46  | USAA VIRGINIA BOND FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING               ENDING               DURING PERIOD*
                                       ACCOUNT VALUE          ACCOUNT VALUE          OCTOBER 1, 2016 -
                                       OCTOBER 1, 2016        MARCH 31, 2017          MARCH 31, 2017
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $  981.10                  $2.82

Hypothetical
 (5% return before expenses)               1,000.00               1,022.09                   2.87

ADVISER SHARES
Actual                                     1,000.00                 979.90                   3.95

Hypothetical
 (5% return before expenses)               1,000.00               1,020.94                   4.03

*Expenses are equal to the annualized expense ratio of 0.57% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (1.89)% for Fund Shares and (2.01)% for Adviser Shares for the six-month period of October 1, 2016, through March 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

48  | USAA VIRGINIA BOND FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

50  | USAA VIRGINIA BOND FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton would bring to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA VIRGINIA BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
        Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

54  | USAA VIRGINIA BOND FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

56  | USAA VIRGINIA BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40862-0517                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA VIRGINIA MONEY MARKET FUND]

 =======================================================

    ANNUAL REPORT
    USAA VIRGINIA MONEY MARKET FUND
    MARCH 31, 2017

 =======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE CONCENTRATED IN PARTICULAR
ASSET CLASSES COULD BE CARRYING MORE RISK IN        [PHOTO OF BROOKS ENGLEHARDT]
THEIR PORTFOLIOS THAN THEY REALIZE."

--------------------------------------------------------------------------------

MAY 2017

Diversification is a good idea, especially when you do not know what will happen next. When it comes to the financial markets, no one knows what will happen next. For example, stocks dipped just before the November 8, 2016 U.S. presidential election, as investors digested the possibility that Donald Trump might be elected president. Some market experts predicted a continued decline if he was victorious. Instead, stocks rallied. The story was similar in the bond market. Longer-term yields edged down ahead of the election, but then rose afterwards. Investors seemed to believe that President Trump's plans for increased infrastructure spending, reduced regulation, and tax reform would boost economic growth. Stronger economic growth could also increase inflation, which might lead the Federal Reserve (the Fed) to consider accelerating short-term interest rate increases.

Until March 2017, stock investors appeared to react favorably to the new administration's promises of fiscal stimulus and regulatory rollbacks, while discounting possible negative outcomes, such as legislative resistance or trade obstacles. But when the Republicans canceled a vote on the repeal of the Affordable Care Act and congressional divisions were revealed, doubts were raised about the timeline for a tax overhaul, regulatory reform, and an infrastructure deal. Investors rotated out of so-called "Trump trade" stocks, such as banks and industrials, and into growth-oriented information technology companies.

In the bond market, investors had been somewhat more skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve following the election. Longer-term U.S. Treasury yields rose, but they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the federal funds target rate in December 2016 and again in March 2017. At the end of the reporting period, the rate ranged between 0.75% and 1.00%.) We believe the bond market also may have considered government policy-related expectations to be too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure, less reason for the Fed to raise interest rates quickly, and less justification for lofty stock

================================================================================

================================================================================

valuations. During the reporting period overall, U.S. Treasury bond prices fell. (Bond prices and yields move in opposite directions.)

The tax-exempt bond market, in keeping with its historical tendency, followed the U.S. Treasury market. However, supply-and-demand dynamics also had an impact on the municipal bond market. At USAA Investments, we are keeping a close eye on possible changes in tax rates and policies. For example, if the government cuts income taxes, the taxable-equivalent yields of municipal securities would likely become less attractive, and this could potentially affect demand. Another potential issue is infrastructure spending. The president's promise to boost infrastructure spending could also affect municipal securities, the traditional source of funding for such initiatives. However, President Trump seems to be exploring other sources of funding, so it is not clear whether the supply of municipal bonds would expand as a result of his initiative. These unknowns might create some volatility in the municipal bond market, which could temporarily depress prices and boost yields. That said, volatility can also create buying opportunities. USAA's tax-exempt investment team will continue to focus on income and look for investments that have the potential to provide higher yields for our shareholders.

In this environment, diversification can potentially help you protect your portfolio against adverse market conditions or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management. Investors who are concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This also applies to investors who think they're diversified--because U.S. stocks have outperformed for some time, their weighting within a portfolio might have grown too large and might need to be rebalanced. We encourage you to speak with one of our financial advisors, who can help you review your portfolio and align your allocations with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead your team of portfolio managers will continue to stay abreast of changing political, economic, and market conditions as they strive to meet your investment expectations. From everyone at USAA Investments, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                     9

FINANCIAL INFORMATION

   Distributions to Shareholders                                              10

   Report of Independent Registered
     Public Accounting Firm                                                   11

   Portfolio of Investments                                                   12

   Notes to Portfolio of Investments                                          16

   Financial Statements                                                       17

   Notes to Financial Statements                                              20

EXPENSE EXAMPLE                                                               29

TRUSTEES' AND OFFICERS' INFORMATION                                           31

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

204984-0517

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA VIRGINIA MONEY MARKET FUND (THE FUND) PROVIDES VIRGINIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND VIRGINIA STATE INCOME TAXES AND HAS A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund primarily invests in high-quality Virginia tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began in April 2016, investors were still digesting the Federal Reserve's (the Fed) changed guidance on short-term interest rate increases. At its March 2016 policy meeting, Fed officials had called for two interest rate increases in 2016, down from the four it had forecast in December 2015. However, the Fed remained on hold at its April 2016 meeting, hinting at a potential interest rate increase in June 2016. It shelved its plans after a surprisingly weak May 2016 jobs report. Fed policymakers grew even more cautious in the wake of the United Kingdom's vote to leave the European Union, which raised global economic uncertainty during the summer 2016. At its September 2016 meeting, the Fed left the federal funds target rate unchanged, saying it wanted to wait for "further evidence of continued progress toward its objectives." It did not shift its policy stance at the November 2016 meeting, which was held just before the November 8, 2016 U.S. election, but as widely expected, raised interest rates by 0.25% at its December 2016 meeting. Fed officials also said they were likely to increase interest rates three times in 2017. Although no action came at the January 2017 policy meeting, improving economic data, including the strength of the labor market, led the Fed to raise the federal funds target rate by another 0.25% in March 2017 to a range between 0.75% to 1.00%.

    Interest rates on money market securities rose, due to shifting market dynamics and to some extent, Fed interest rate increases. At the beginning

================================================================================

2  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

    of the reporting period, the SIFMA Municipal Swap Index*, the index of seven-day variable rate demand notes (VRDNs), stood at 0.40%, its low during the reporting period. During August and September 2016, in advance of money market fund reform (which became effective in mid- October 2016), a large number of tax-exempt and taxable money market funds sold VRDNs as they liquidated, consolidated or shifted assets into U.S. Treasury money market funds. This caused inventories of VRDNs to increase, leading many dealers to raise interest rates in order to attract buyers. Accordingly, the SIFMA Municipal Swap Index climbed to 0.87% during October 2016. After decreasing somewhat, the SIFMA Municipal Swap Index rose to close the reporting period at 0.91% as VRDN inventories grew due to tax season-related outflows and in response to the Fed's March 2017 interest rate increase.

o HOW DID THE USAA VIRGINIA MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2017, the Fund had a return of 0.05%, compared to an average return of 0.17% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE COMMONWEALTH OF VIRGINIA?

    Given its proximity to Washington, D.C. and its dependency on government and government-related jobs, Virginia's economy appears to be feeling the effects of federal spending cuts. However, at the end of the

    Refer to page 6 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    reporting period, its economy continued to be stronger than those of most states. The commonwealth has been proactive in cutting expenditures to maintain overall balance and has been able to post budget surpluses to restore financial reserves. Virginia's conservative fiscal practices appear to be serving it well, as it remains one of the minority of states rated AAA by all three credit-rating companies at the end of the reporting period. Virginia is characterized by a broad-based economy, with a well-educated work force and high wealth levels, as well as a history of conservative financial management.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus our purchases on VRDNs, which added to the Fund's yield during the reporting period. Because the VRDNs owned by the Fund can be sold at par value (100% of face value) upon seven days or less notice, we had the flexibility to take advantage of higher interest rates. Many of the Fund's VRDNs are also guaranteed by a bank letter of credit for the payment of both principal and interest, providing the Fund with a certain degree of safety.

    In addition, the Fund benefited from investments in longer maturities. We continued to work with our in-house team of analysts to help us identify attractive opportunities for the Fund. Our analysts continue to analyze and monitor every holding in the Fund's portfolio.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.
    o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA VIRGINIA MONEY MARKET FUND (THE FUND)
(Ticker Symbol: UVAXX)

--------------------------------------------------------------------------------
                                               3/31/17            3/31/16
--------------------------------------------------------------------------------
Net Assets                                 $134.8 Million      $172.1 Million
Net Asset Value Per Share                     $1.00                $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                         10 Days             10 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/17
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                          10 YEARS
    0.05%                            0.03%                             0.51%

--------------------------------------------------------------------------------
    7-DAY YIELD AS OF 3/31/17                   EXPENSE RATIO AS OF 3/31/16*
--------------------------------------------------------------------------------
            0.03%                                           0.70%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE IT WILL DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                   iMoneyNET                       USAA VIRGINIA
                                    AVERAGE                      MONEY MARKET FUND
 3/28/2016                           0.02%                             0.01%
 4/25/2016                           0.03                              0.01
 5/23/2016                           0.04                              0.01
 6/27/2016                           0.05                              0.01
 7/25/2016                           0.05                              0.01
 8/29/2016                           0.09                              0.01
 9/26/2016                           0.20                              0.04
10/31/2016                           0.15                              0.01
11/28/2016                           0.11                              0.01
12/26/2016                           0.19                              0.01
 1/30/2017                           0.17                              0.01
 2/27/2017                           0.15                              0.01
 3/27/2017                           0.25                              0.01

                                   [END CHART]

Data represents the last Monday of each month. Ending date 3/27/17.

The graph tracks the USAA Virginia Money Market Fund's seven-day yield against an average of money market fund yields of all state-specific retail state tax-free and municipal money funds, calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/17 o
                                (% of Net Assets)

Education ...............................................................  22.2%
Hospital ................................................................  21.7%
Community Service .......................................................  10.6%
Special Assessment/Tax/Fee ..............................................   8.1%
Airport/Port ............................................................   7.5%
General Obligation ......................................................   7.1%
Appropriated Debt .......................................................   6.7%
Health Miscellaneous ....................................................   4.9%
Water/Sewer Utility .....................................................   4.7%
Multifamily Housing .....................................................   3.5%

                           o PORTFOLIO MIX - 3/31/17 o

                            [CHART OF PORTFOLIO MIX]

Fixed-Rate Instruments                                                     13.0%
Variable-Rate Demand Notes                                                 87.1%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-15.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                                     USAA VIRGINIA
                                                                   MONEY MARKET FUND
03/31/07                                                              $10,000.00
04/30/07                                                               10,026.00
05/31/07                                                               10,054.00
06/30/07                                                               10,082.00
07/31/07                                                               10,108.00
08/31/07                                                               10,138.00
09/30/07                                                               10,163.00
10/31/07                                                               10,190.00
11/30/07                                                               10,217.00
12/31/07                                                               10,242.00
01/31/08                                                               10,265.00
02/29/08                                                               10,284.00
03/31/08                                                               10,305.00
04/30/08                                                               10,323.00
05/31/08                                                               10,341.00
06/30/08                                                               10,355.00
07/31/08                                                               10,368.00
08/31/08                                                               10,382.00
09/30/08                                                               10,409.00
10/31/08                                                               10,440.00
11/30/08                                                               10,449.00
12/31/08                                                               10,461.00
01/31/09                                                               10,464.00
02/28/09                                                               10,467.00
03/31/09                                                               10,471.00
04/30/09                                                               10,475.00
05/31/09                                                               10,480.00
06/30/09                                                               10,484.00
07/31/09                                                               10,488.00
08/31/09                                                               10,491.00
09/30/09                                                               10,492.00
10/31/09                                                               10,492.00
11/30/09                                                               10,492.00
12/31/09                                                               10,494.00
01/31/10                                                               10,494.00
02/28/10                                                               10,494.00
03/31/10                                                               10,494.00
04/30/10                                                               10,494.00
05/31/10                                                               10,494.00
06/30/10                                                               10,495.00
07/31/10                                                               10,495.00
08/31/10                                                               10,495.00
09/30/10                                                               10,495.00
10/31/10                                                               10,495.00
11/30/10                                                               10,495.00
12/31/10                                                               10,495.00
01/31/11                                                               10,495.00
02/28/11                                                               10,495.00
03/31/11                                                               10,496.00
04/30/11                                                               10,496.00
05/31/11                                                               10,496.00
06/30/11                                                               10,496.00
07/31/11                                                               10,496.00
08/31/11                                                               10,496.00
09/30/11                                                               10,496.00
10/31/11                                                               10,496.00
11/30/11                                                               10,496.00
12/31/11                                                               10,496.00
01/31/12                                                               10,498.00
02/29/12                                                               10,498.00
03/31/12                                                               10,498.00
04/30/12                                                               10,498.00
05/31/12                                                               10,498.00
06/30/12                                                               10,498.00
07/31/12                                                               10,498.00
08/31/12                                                               10,498.00
09/30/12                                                               10,498.00
10/31/12                                                               10,498.00
11/30/12                                                               10,498.00
12/31/12                                                               10,499.00
01/31/13                                                               10,499.00
02/28/13                                                               10,499.00
03/31/13                                                               10,499.00
04/30/13                                                               10,499.00
05/31/13                                                               10,500.00
06/30/13                                                               10,500.00
07/31/13                                                               10,500.00
08/31/13                                                               10,500.00
09/30/13                                                               10,500.00
10/31/13                                                               10,500.00
11/30/13                                                               10,500.00
12/31/13                                                               10,505.00
01/31/14                                                               10,505.00
02/28/14                                                               10,505.00
03/31/14                                                               10,505.00
04/30/14                                                               10,505.00
05/31/14                                                               10,506.00
06/30/14                                                               10,506.00
07/31/14                                                               10,506.00
08/31/14                                                               10,506.00
09/30/14                                                               10,506.00
10/31/14                                                               10,506.00
11/30/14                                                               10,506.00
12/31/14                                                               10,506.00
01/31/15                                                               10,506.00
02/28/15                                                               10,506.00
03/31/15                                                               10,506.00
04/30/15                                                               10,506.00
05/31/15                                                               10,507.00
06/30/15                                                               10,507.00
07/31/15                                                               10,507.00
08/31/15                                                               10,507.00
09/30/15                                                               10,507.00
10/31/15                                                               10,507.00
11/30/15                                                               10,507.00
12/31/15                                                               10,508.00
01/31/16                                                               10,509.00
02/29/16                                                               10,509.00
03/31/16                                                               10,509.00
04/30/16                                                               10,509.00
05/31/16                                                               10,509.00
06/30/16                                                               10,509.00
07/31/16                                                               10,509.00
08/31/16                                                               10,509.00
09/30/16                                                               10,509.00
10/31/16                                                               10,510.00
11/30/16                                                               10,510.00
12/31/16                                                               10,514.00
01/31/17                                                               10,514.00
02/28/17                                                               10,514.00
03/31/17                                                               10,514.00

                                   [END CHART]

                       Data from 3/31/07 through 3/31/17.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Virginia Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

8  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                        NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                          FOR                          VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara           9,689,863,032                      376,756,871
Robert L. Mason, Ph.D.       9,714,117,381                      352,502,522
Jefferson C. Boyce           9,717,710,105                      348,909,798
Dawn M. Hawley               9,714,577,808                      352,042,095
Paul L. McNamara             9,668,206,065                      398,413,838
Richard Y. Newton III        9,665,513,520                      401,106,382
Barbara B. Ostdiek, Ph.D.    9,715,801,431                      350,818,472
Michael F. Reimherr          9,711,558,498                      355,061,405

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2017:

                   TAX-EXEMPT                  LONG-TERM CAPITAL
                   INCOME(1, 3)              GAIN DISTRIBUTIONS(2)
                   ------------------------------------------------
                      100%                          $48,000
                   ------------------------------------------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

(3) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

10  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VIRGINIA MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Virginia Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Virginia Money Market Fund at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 25, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA       Economic Development Authority
    IDA       Industrial Development Authority/Agency

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, the USAA Mutual Funds Trust's

================================================================================

12  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

    Board of Trustees (the Board), must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: JPMorgan Chase Bank, N.A.,Wells Fargo & Co., or Royal Bank of Canada.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 COUPON            FINAL               VALUE
(000)       SECURITY                                                    RATE            MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
            VARIABLE-RATE DEMAND NOTES (87.1%)

            VIRGINIA (79.6%)
$ 3,175     Albemarle County IDA (LOC - Wells Fargo & Co.)              0.90%          10/01/2022         $  3,175
  6,400     Albemarle County IDA (LOC - SunTrust Bank)                  0.94           10/01/2037            6,400
  1,435     Alexandria IDA (LOC - Bank of America Corp.)                0.95            7/01/2026            1,435
  1,400     Fairfax County EDA (LOC - SunTrust Bank)                    0.94            6/01/2037            1,400
  6,600     Fairfax County IDA                                          0.91            5/15/2042            6,600
  6,455     Fauquier County IDA (LOC - PNC Financial
              Services Group)                                           0.95            4/01/2038            6,455
  6,400     Hampton Roads Sanitation District                           0.93            8/01/2046            6,400
  3,465     Hanover County EDA (LOC - U.S. Bancorp)                     0.92           11/01/2025            3,465
  3,090     Hanover County EDA (LOC - Bank of
              New York Mellon Corp.)                                    0.94           11/01/2025            3,090
  6,615     Lexington IDA                                               0.85            1/01/2035            6,615
  6,500     Loudoun County IDA (LOC - Northern Trust Corp.)             0.93            6/01/2034            6,500
  6,600     Loudoun County IDA                                          0.91            2/15/2038            6,600
  3,605     Loudoun County IDA (LOC - PNC Financial
              Services Group)                                           0.95            3/01/2038            3,605
  6,495     Lynchburg IDA (LOC - Federal Home
              Loan Bank of Atlanta)                                     0.89            1/01/2028            6,495
  4,500     Montgomery County IDA (LOC - Bank of
              New York Mellon Corp.)                                    0.85            6/01/2035            4,500
  6,430     Norfolk EDA                                                 0.87           11/01/2034            6,430
  4,800     Norfolk Redevelopment and Housing Auth.
              (LOC - Bank of America Corp.)                             0.96            7/01/2034            4,800
  2,640     Roanoke County EDA (LOC - BB&T Corp.)                       1.00           10/01/2028            2,640
  2,495     Stafford County EDA (LIQ)(a)                                0.96            7/20/2017            2,495
    910     Stafford County IDA (LOC - U.S. Bancorp)                    0.93            5/01/2049              910
  6,575     Transportation Board (LIQ)(a)                               0.94            5/15/2020            6,575
  2,100     Univ. of Virginia (LIQ)(a)                                  0.94           12/01/2017            2,100
  2,000     Virginia Beach (LIQ)(a)                                     0.94            7/20/2017            2,000
  6,625     Virginia College Building Auth. (LIQ)(a)                    0.94            2/01/2021            6,625
                                                                                                          --------
                                                                                                           107,310
                                                                                                          --------
            DISTRICT OF COLUMBIA (7.5%)
  4,540     Metropolitan Washington Airports Auth.
              (LOC - Toronto-Dominion Bank)                             0.90           10/01/2039            4,540
  5,635     Metropolitan Washington Airports Auth.
              (LOC - Sumitomo Mitsui Banking Corp.)                     0.92           10/01/2039            5,635
                                                                                                          --------
                                                                                                            10,175
                                                                                                          --------
            Total Variable-Rate Demand Notes (cost: $117,485)                                              117,485
                                                                                                          --------

================================================================================

14  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 COUPON            FINAL               VALUE
(000)       SECURITY                                                    RATE            MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (13.0%)

            VIRGINIA (13.0%)
$ 7,480     Commonwealth                                                5.00%           6/01/2017         $  7,537
 10,000     Staunton City IDA (LOC - Bank of America Corp.)             0.75            4/06/2017           10,000
                                                                                                          --------
                                                                                                            17,537
                                                                                                          --------
            Total Fixed-Rate Instruments (cost: $17,537)                                                    17,537
                                                                                                          --------

            TOTAL INVESTMENTS (COST: $135,022)                                                            $135,022
                                                                                                          ========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1               LEVEL 2             LEVEL 3                TOTAL
------------------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                       $-              $117,485                  $-             $117,485
Fixed-Rate Instruments                            -                17,537                   -               17,537
------------------------------------------------------------------------------------------------------------------
Total                                            $-              $135,022                  $-             $135,022
------------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The cost of securities at March 31, 2017, for federal income tax purposes, was $135,022,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o    SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

16  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)      $135,022
   Cash                                                                            30
   Receivables:
       Capital shares sold                                                        131
       Interest                                                                   235
                                                                             --------
           Total assets                                                       135,418
                                                                             --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                    488
       Dividends on capital shares                                                  3
   Accrued management fees                                                         38
   Other accrued expenses and payables                                             56
                                                                             --------
           Total liabilities                                                      585
                                                                             --------
              Net assets applicable to capital shares outstanding            $134,833
                                                                             ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                           $134,833
                                                                             --------
              Net assets applicable to capital shares outstanding            $134,833
                                                                             ========
   Capital shares outstanding, no par value                                   134,833
                                                                             ========
   Net asset value, redemption price, and offering price per share           $   1.00
                                                                             ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                             $  895
                                                                               ------
EXPENSES
   Management fees                                                                506
   Administration and servicing fees                                              160
   Transfer agent's fees                                                          253
   Custody and accounting fees                                                     94
   Postage                                                                         17
   Shareholder reporting fees                                                      13
   Trustees' fees                                                                  30
   Professional fees                                                               97
   Other                                                                           15
                                                                               ------
           Total expenses                                                       1,185
   Expenses reimbursed                                                           (316)
                                                                               ------
           Net expenses                                                           869
                                                                               ------
NET INVESTMENT INCOME                                                              26
                                                                               ------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                               49
                                                                               ------
   Increase in net assets resulting from operations                            $   75
                                                                               ======

See accompanying notes to financial statements.

================================================================================

18  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

-------------------------------------------------------------------------------------------
                                                                     2017              2016
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $      26         $      17
   Net realized gain on investments                                    49                20
                                                                ---------------------------
      Increase in net assets resulting from operations                 75                37
                                                                ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (26)              (17)
   Net realized gains                                                 (49)              (20)
                                                                ---------------------------
      Distributions to shareholders                                   (75)              (37)
                                                                ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      143,789           104,952
   Reinvested dividends                                                74                37
   Cost of shares redeemed                                       (181,120)         (117,276)
                                                                ---------------------------
      Decrease in net assets from capital share transactions      (37,257)          (12,287)
                                                                ---------------------------
   Net decrease in net assets                                     (37,257)          (12,287)

NET ASSETS
   Beginning of year                                              172,090           184,377
                                                                ---------------------------
   End of year                                                  $ 134,833         $ 172,090
                                                                ===========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                    143,789           104,952
   Shares issued for dividends reinvested                              74                37
   Shares redeemed                                               (181,120)         (117,276)
                                                                ---------------------------
      Decrease in shares outstanding                              (37,257)          (12,287)
                                                                ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Virginia Money Market Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes, with a further objective of preserving capital and maintaining liquidity.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services

================================================================================

20  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

    used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method. The Fund concentrates its investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund

================================================================================

22  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

    maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    March 31, 2017, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended March 31, 2017, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2017, and 2016, was as follows:

                                                             2017          2016
                                                           ---------------------
Ordinary income*                                           $ 1,000       $     -
Tax-exempt income                                           26,000        17,000
Long-term realized capital gain                             48,000        20,000
                                                           -------       -------
  Total distributions paid                                 $75,000       $37,000
                                                           =======       =======

As of March 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                           $3,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security

================================================================================

24  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended March 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA Virginia Bond Fund and USAA Virginia Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $506,000, resulting in an effective annualized management fee of 0.32% of the Fund's average net assets for the same period.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $160,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2017, the Fund reimbursed the Manager $4,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Prior to June 1, 2016, the Fund paid transfer agent service fees based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. For the year ended March 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $253,000.

D. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended March 31, 2017, the Fund incurred reimbursable expenses of $316,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

26  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MARCH 31,
                                 -----------------------------------------------------------------
                                      2017          2016          2015          2014          2013
                                 -----------------------------------------------------------------
Net asset value at
  beginning of period            $    1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                 -----------------------------------------------------------------
Income from investment
  operations:
  Net investment income(a)             .00           .00           .00           .00           .00
  Net realized and
    unrealized gain(a)                 .00           .00           .00           .00           .00
                                 -----------------------------------------------------------------
Total from investment
  operations(a)                        .00           .00           .00           .00           .00
                                 -----------------------------------------------------------------
Less distributions from:
  Net investment income(a)            (.00)         (.00)         (.00)         (.00)         (.00)
  Realized capital gains(a)           (.00)         (.00)         (.00)         (.00)         (.00)
                                 -----------------------------------------------------------------
Total distributions(a)                (.00)         (.00)         (.00)         (.00)         (.00)
                                 -----------------------------------------------------------------
Net asset value at
  end of period                  $    1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                 =================================================================
Total return (%)*,(b)                  .05           .02           .01           .06           .02
Net assets at end
  of period (000)                $ 134,833      $172,090      $184,377      $189,070      $177,326
Ratios to average
  net assets:**
  Expenses (%)(b),(c)                  .55           .04           .05           .08           .19
  Expenses, excluding
    reimbursements (%)(c)              .74           .70           .66           .65           .64
  Net investment income (%)            .02           .01           .01           .01           .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2017, average net assets were $159,206,000.
(a) Represents less than $0.01 per share.
(b) The Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

28  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2016, through March 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                    BEGINNING                ENDING             DURING PERIOD*
                                   ACCOUNT VALUE          ACCOUNT VALUE        OCTOBER 1, 2016 -
                                  OCTOBER 1, 2016         MARCH 31, 2017        MARCH 31, 2017
                                  --------------------------------------------------------------
Actual                               $1,000.00               $1,000.40                $3.24

Hypothetical
  (5% return before expenses)         1,000.00                1,021.69                 3.28

*Expenses are equal to the Fund's annualized expense ratio of 0.65%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.04% for the six-month period of October 1, 2016, through March 31, 2017.

================================================================================

30  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  31

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

32  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

34  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton would bring to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

36  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

38  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40863-0517                                (C)2017, USAA. All rights reserved.


ITEM 2. CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 54 funds in all. Only 12 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended March 31, 2017 and 2016 were $322,400 and $316,119, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent forfiscal years ended March 31, 2017 and 2016 were $70,020 and $68,650, respectively.
All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service and tax consulting services for fiscal years ended March 31, 2017 and 2016 were $4,883 and $2,966, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2017 and 2016.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO),and the s' transfer agent, SAS, for March 31, 2017 and 2016 were $149,363 and $144,616, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2017 and 2016 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider
Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining
Ernst & Young LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

ITEM 11. CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
         - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

Approved and adopted by the Investment Code of Ethics Committee:
August 24, 2015

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015

Approved and adopted by the Investment Code of Ethics Committee:
September 9, 2016

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 21, 2016

                                   APPENDIX A
                                COVERED OFFICERS


PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2017

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     05/24/2017
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     05/26/2017
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     05/26/2017
         -----------------------------

*Print the name and title of each signing officer under his or her signature.